OPPENHEIMER DISCIPLINED ALLOCATION FUND
                 Supplement dated February 25, 1997 to the
                    Prospectus dated February 25, 1997

The Prospectus is changed as follows:

1. In addition to paying dealers the regular commission for (1) sales of Class A shares stated in the sales charge table in "Buying Class A Shares" on page 32, (2) sales of Class B shares described in the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 40, and (3) sales of Class C shares described in the sixth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 40, the Distributor will pay additional commission to each broker, dealer and financial institution that has a sales agreement with the Distributor and agrees to accept that additional commission (these are referred to as "participating firms") for Class A, Class B and Class C shares of the Fund sold in "qualifying transactions" (the "promotion"). The additional commission will be 1.00% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm during the promotion. If the additional commission is paid on the sale of Class A shares of $500,000 or more or the sale of Class A shares to a SEP IRA with 100 or more eligible participants and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

     "Qualifying transactions" are aggregate sales of $150,000 or more of Class A, Class B and/or Class C shares of any one or more of the Oppenheimer funds (except money market funds and municipal bond funds) for rollovers or trustee-to-trustee transfers from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in the Oppenheimer funds to (1) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs, using the OppenheimerFunds, Inc. prototype IRA agreement, if the rollover contribution is received during the period from January 1, 1997 through April 15, 1997 (the "promotion period"), or the acceptance of a direct rollover or trustee-to-trustee transfer is acknowledged by the trustee of the OppenheimerFunds prototype IRA during the promotion period, and (2) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs using the A.G. Edwards & Sons, Inc. prototype IRA agreement, if the rollover contribution or trustee-to-trustee payment is received during the promotion period. "Qualifying transactions" do not include (1) purchases of Class A shares intended but not yet made under a Letter of Intent, and (2) purchases of Class A, Class B and/or Class C shares with the redemption proceeds from an existing Oppenheimer funds account.

February 25, 1997                                                PS0205.005




OPPENHEIMER
Disciplined Allocation Fund

Prospectus Dated February 25, 1997

Oppenheimer Disciplined Allocation Fund is a mutual fund that seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions. This allocation process utilizes quantitative asset allocation tools, which measure the relationship among these asset categories, in combination with the judgment of the portfolio managers concerning current market dynamics. The Fund's investments are not restricted to any specific type of security and the Fund may use "hedging" instruments to seek to reduce the risks of market fluctuations that affect the value of the securities the Fund holds.

     Please refer to "Investment Techniques and Strategies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the February 25, 1997 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                                         OppenheimerFunds


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.









Contents

     ABOUT THE FUND
     Expenses
     A Brief Overview of the Fund
     Financial Highlights
     Investment Objective and Policies
     Investment Risks
     Investment Techniques and Strategies
     How the Fund is Managed
     Performance of the Fund

     ABOUT YOUR ACCOUNT
     How to Buy Shares
     Class A Shares
     Class B Shares
     Class C Shares

     Special Investor Services
     AccountLink
     Automatic Withdrawal and Exchange Plans
     Reinvestment Privilege
     Retirement Plans

     How to Sell Shares
     By Mail
     By Telephone

     How to Exchange Shares
     Shareholder Account Rules and Policies
     Dividends, Capital Gains and Taxes
A-1  Appendix A: Special Sales Charge Arrangements
ABOUT THE FUND

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and the share of a Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during the fiscal period of January 1, 1996 through October 31, 1996.

        Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your
Account" starting on page 28 for an explanation of how and when these charges apply.


                         Class A        Class B        Class C
                         Shares         Shares         Shares
Maximum Sales Charge
on Purchases (as a % of
offering price)               5.75%               None           None

Maximum Deferred Sales Charge
(as a % of the lower of the
original offering price or
redemption proceeds)          None(1)   5% in the first          1% if
                                   year,                    shares are
                                   declining           redeemed within
                                   to 1% in the        12 months of
                                   sixth year and      purchase(2)
                                   eliminated
                                   thereafter(2)
Maximum Sales Charge
on Reinvested Dividends       None      None                None


Exchange Fee             None      None                None

Redemption Fee           None(3)   None(3)             None(3)

(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 33) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -
Buying Class A Shares," below.

(2) See "How to Buy Shares Buying Class B Shares," and "Buying Class C Shares" below, for more information on the contingent deferred sales charges.

(3) There is a $10 transaction fee for redemption proceeds paid by Federal Funds wire, but not for redemptions paid by check or ACH transfer through AccountLink.


       Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (as a Percentage of Average Net
Assets):

                    Class A        Class B        Class C
                    Shares         Shares         Shares
Management Fees     0.625%         0.625%         0.625%

12b-1 Plan Fees     0.250%         0.990%         0.960%

Other Expenses      0.235%         0.235%         0.285%

Total Fund Operating
    Expenses        1.110%         1.850%         1.870%

     The numbers for Class A and Class B shares in the chart above are based on the Fund's expenses during the fiscal period from January 1, 1996 to October 31, 1996. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. Class C shares were not publicly offered before May 1, 1996. Accordingly, the "Other Expenses" for Class C shares are estimates based upon amounts that would have been payable if Class C shares had been outstanding during the fiscal period. The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual amount of the Fund's assets represented by each class of shares.

     The "12b-1 Plan Fees" for Class A shares are the service fees (which can be up to a maximum of 0.25% of average annual net assets of that class). For Class B and Class C shares, 12b-1 Plan Fees include the service fees (which can be up to a maximum of 0.25%) and an annual asset-based sales charge of 0.75%. These plans are described in greater detail in "How to Buy Shares."

       Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

               1 year              3 years   5 years   10 years*

Class A Shares $68            $91       $115      $185

Class B Shares      $69            $88       $120      $179

Class C Shares      $29            $59       $101      $219

If you did not redeem your investment, it would incur the following expenses:

               1 year         3 years   5 years   10 years*

Class A Shares      $68       $91       $115      $185

Class B Shares      $19       $58       $100      $179

Class C Shares      $19       $59       $101      $219

*In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares into Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares -- Buying Class B Shares" for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, which may be more or less than the amounts shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.


       What is the Fund's Investment Objective? The Fund's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S.
Government securities and money market instruments according to changing market conditions.

       What Does the Fund Invest In? The Fund allocates its assets among stocks, corporate bonds, U.S. Government securities and money market instruments. The Fund may invest in debt securities and preferred stocks rated below investment grade (commonly called "junk bonds") and may invest to a limited degree in securities of foreign issuers. The Fund may write covered calls and use certain types of "hedging instruments" and "derivative investments" to try to manage investment risks and produce income. These investments are more fully explained in "Investment Objective and Policies" starting on page ___.

       Who Manages the Fund? The Fund's investment advisor is OppenheimerFunds, Inc., which (including a subsidiary) advises investment company portfolios having over $62 billion in assets at December 31, 1996. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's Board of Directors, elected by shareholders, oversees the investment advisor and the portfolio managers. The Fund has a team of portfolio managers, who are employed by the Manager. Peter Antos is the senior portfolio manager primarily responsible for the selection of the Fund's securities and is assisted by Steven F. Libera, Michael C. Strathearn, Kenneth B. White and Arthur Zimmer. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.

       How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements. The change in value of a particular stock or bond may result from an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its share prices for each class of its shares. In addition, there are certain risks associated with the lower quality debt securities and foreign securities the Fund may purchase and the hedging strategies the Manager may utilize.

In the Oppenheimer funds spectrum the Fund is more aggressive than most growth and income funds but less so than most growth funds. While the Manager tries to reduce risks by diversifying investments, by researching securities before they are purchased for the portfolio, and in some cases may use hedging techniques, there is no guarantee of success in achieving the Fund's objective. Your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page ___ for a more complete discussion of the Fund's investment risks.

       How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" beginning on page 28 for more details.

       Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. Each class of shares has the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75% and reduced for larger purchases. Class B and Class C shares are offered without front-end sales charges, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page 28 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

       How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day or through your dealer. Please refer to "How To Sell Shares" on page
43. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 45.

       How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the total returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on pages 26 and 27. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages presents selected audited financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. Class B shares have been offered since October 1, 1995. Class C shares have been offered since May 1, 1996. The Fund recently changed its fiscal year from December 31 to October 31. The information for the Fund's last fiscal period has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report for the fiscal period ended October 31, 1996 is included in the Statement of Additional Information. Additional information about the performance of the Fund is contained in the 1996 Annual Report, which may be obtained without charge by calling the Fund at the telephone number or writing to the Fund's address on the back cover. The information in the table for the fiscal periods prior to 1996 was audited by the Fund's previous independent auditors.

Oppenheimer Disciplined Allocation Fund

                                                FINANCIAL HIGHLIGHTS

                                                CLASS A

----------------------------------------------------------------------------------
                                                TEN MONTHS
                                                ENDED
                                                OCT. 31,                YEAR ENDED DECEMBER 31,
                                                   1996(3)              1995         1994         1993         1992
      1991
----------------------------------------------------------------------------------------------------------------
------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $15.46           $13.44       $14.54       $13.81
$14.02      $11.94
----------------------------------------------------------------------------------------------------------------
------------------
Income (loss) from investment operations:

Net investment income                                     .46              .60          .55          .48
 .50         .54
Net realized and unrealized gain (loss)                   .49             2.59         (.86)        1.70
 .86        2.79
----------------------------------------------------------------------------------------------------------------
------------------
Total income (loss) from investment

operations                                                .95             3.19         (.31)        2.18
1.36        3.33
----------------------------------------------------------------------------------------------------------------
------------------
Dividends and distributions to shareholders:

Dividends from net investment income                     (.36)            (.60)        (.55)        (.48)
(.50)       (.54)
Distributions from net realized gain                     (.05)            (.57)        (.24)        (.97)
(1.07)       (.71)
----------------------------------------------------------------------------------------------------------------
------------------
Total dividends and distributions

to shareholders                                          (.41)           (1.17)        (.79)       (1.45)
(1.57)      (1.25)
----------------------------------------------------------------------------------------------------------------
------------------
Net asset value, end of period                         $16.00           $15.46       $13.44       $14.54
$13.81      $14.02

==============================================================================


----------------------------------------------------------------------------------------------------------------
------------------
TOTAL RETURN, AT NET ASSET VALUE(4)                     6.27%           23.95%      (2.11)%       15.89%
9.90%      28.21%
----------------------------------------------------------------------------------------------------------------
------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)             $233,289         $218,099     $177,904     $171,205
$109,701     $86,455
----------------------------------------------------------------------------------------------------------------
------------------
Average net assets (in thousands)                    $228,203         $200,172     $187,655     $138,629
$96,016     $74,749
----------------------------------------------------------------------------------------------------------------
------------------
Ratios to average net assets:

Net investment income                                   3.52% (6)        4.00%        3.80%        3.40%
3.61%       4.02%
Expenses                                                1.11% (6)        1.17%        0.96%        1.02%
1.11%       1.20%
----------------------------------------------------------------------------------------------------------------
------------------
Portfolio turnover rate(7)                              85.4%            55.2%       115.0%       155.2%
177.9%      122.4%
Average brokerage commission rate(8)                  $0.0636              --           --           --
--          --




----------------------------------------------------------------------

                                                       1990            1989              1988          1987
  1986
----------------------------------------------------------------------------------------------------------------
------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $12.69          $11.51          $10.91          $11.87
  $10.91
----------------------------------------------------------------------------------------------------------------
------------
Income (loss) from investment operations:

Net investment income                                     .66             .76             .53             .38
     .31
Net realized and unrealized gain (loss)                  (.68)           1.81             .60             .13
     .99
----------------------------------------------------------------------------------------------------------------
------------
Total income (loss) from investment

operations                                               (.02)           2.57            1.13             .51
    1.30
----------------------------------------------------------------------------------------------------------------
------------
Dividends and distributions to shareholders:

Dividends from net investment income                     (.66)           (.76)           (.53)           (.38)
    (.30)
Distributions from net realized gain                     (.07)           (.63)             --           (1.09)
    (.04)
----------------------------------------------------------------------------------------------------------------
------------
Total dividends and distributions

to shareholders                                          (.73)          (1.39)           (.53)          (1.47)
    (.34)
------------------------------------------------------==========================================================
============
Net asset value, end of period                         $11.94          $12.69          $11.51          $10.91
  $11.87

======================================================================


----------------------------------------------------------------------------------------------------------------
------------
TOTAL RETURN, AT NET ASSET VALUE(4)                     (0.21)%         22.61%          10.40%           3.92%
   11.88%
----------------------------------------------------------------------------------------------------------------
------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)              $66,382         $65,071         $54,253         $44,770
 $35,382
----------------------------------------------------------------------------------------------------------------
------------
Average net assets (in thousands)                         N/A(5)          N/A(5)          N/A(5)          N/A(5)
     N/A(5)
----------------------------------------------------------------------------------------------------------------
------------
Ratios to average net assets:

Net investment income                                   5.31%           5.90%           4.61%            3.15%
    3.22%
Expenses                                                1.24%           1.20%           1.11%            1.08%
    1.26%
----------------------------------------------------------------------------------------------------------------
------------
Portfolio turnover rate(7)                             115.5%          149.2%          223.6%           197.8%
   143.3%
Average brokerage commission rate(8)                      --              --              --               --
      --



                                                      CLASS B                           CLASS C
                                                      ----------------------------------------------
                                                      TEN MONTHS
                                                      ENDED            PERIOD ENDED     PERIOD ENDED
                                                      OCT. 31,         DEC. 31,         OCT. 31,
                                                        1996(3)          1995(2)        1996(1)
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                    $15.66           $15.48           $15.71
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .31              .07              .30
Net realized and unrealized gain (loss)                    .54              .70              .32
----------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                 .85              .77              .62
----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.30)            (.07)            (.35)
Distributions from net realized gain                      (.05)            (.52)            (.05)
----------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                           (.35)            (.59)            (.40)
                                                      ==============================================
Net asset value, end of period                          $16.16           $15.66           $15.93
                                                       =============================================

----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)                       5.51%            4.93%            4.08%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $3,919             $650             $188
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $2,324             $375              $57
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     2.86%(6)         0.73%(6)         2.90%(6)
Expenses                                                  1.85%(6)         1.92%(6)         1.87%(6)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                85.4%            55.2%            85.4%
Average brokerage commission rate(8)                    0.0636               --          $0.0636


1. For the period from May 1, 1996 (inception of offering) to October 31, 1996.
2. For the period from October 1, 1995 (inception of offering) to December 31, 1995.
3. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Not available.
6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $166,027,550 and $159,855,450, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

<PG$PCN>

Investment Objective and Policies

Objective. The Fund seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.

Investment Policies and Strategies. In deciding whether the Fund should invest in stocks, bonds or money market instruments, the Manager utilizes quantitative asset allocation tools, which measure the relationship among these asset categories, in combination with the judgment of the Manager concerning current market dynamics. Allocating assets among different types of investments allows the Fund to take advantage of opportunities in different segments of the securities markets, but also subjects the Fund to the risks of those market segments.

     In selecting stocks for the Fund's portfolio, the Manager searches for stocks with low price-earnings ratios (for example, below the price-earnings ratio of the S&P 500 Index) which in many cases may indicate a stock is out-of-favor. When a company then demonstrates better earnings than what most analysts were expecting, this is referred to as a favorable earnings surprise. This may cause investors and analysts to re-evaluate the company's earnings expectations and price-earnings multiple, which in turn may cause the company's stock to increase in value. The Fund may invest in a variety of equity securities including foreign and domestic common stocks, preferred securities, convertible securities and warrants, which are further described below.

     The Fund may invest in a variety of bonds and other debt securities including corporate debt obligations, U.S. Government securities, foreign government securities, municipal obligations, mortgage-backed and asset-backed securities, adjustable rate securities, stripped securities, custodial receipts for Treasury certificates, zero coupon bonds, equipment trust certificates, loan participation notes, structured notes and money market instruments. The Fund's debt securities are expected to have weighted average from current date to maturity of 6 to 12 years. At least 25% of the Fund's total assets will be invested in fixed income senior securities. Otherwise, the Fund is not required to invest a fixed amount in any asset class, and the amounts invested in each class will vary over time.

     The Fund may invest up to 20% of its total assets in the aggregate in debt securities and preferred stocks rated below investment grade (commonly called "junk bonds") and unrated securities determined by the Manager to be of comparable credit quality. However, the Manager does not intend to invest more than 10% of the Fund's assets in below investment grade securities in the current year. These securities are subject to special risks, described below. The Fund will not invest in securities rated below B at the time of purchase. Unrated debt securities will not exceed 10% of the Fund's total assets.

     The Fund may invest up to 10% of its total assets in mortgage dollar rolls. The Fund may also invest up to 5% of its total assets in inverse floating rate instruments, which are a type of derivative security. Consistent with the foregoing policies, the Fund may invest to a limited degree in securities of foreign issuers. All of these types of securities are described below. Subject to its investment policies and restrictions, the Fund may seek to increase its income by lending portfolio securities to brokers, dealers and financial institutions in transactions other than repurchase agreements.

     Under normal market conditions, the Fund may invest up to 40% of its total assets in short-term debt securities, such as money market instruments and U.S. Government securities. When market conditions are unstable, the Fund may invest substantial amounts of its assets in short-term debt securities for temporary defensive purposes. The Fund's portfolio managers may employ special investment techniques in selecting investments for the Fund. These are also described below. Additional Information about them may be found under the same headings in the Statement of Additional Information.

       Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is not a fundamental policy. Shareholders of the Fund will be given 30 days' advance written notice of a change to the Fund's investment objective.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Directors may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

       Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund ordinarily does not engage in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover is not currently expected to be more than 150% a year. The "Financial Highlights," above, show the Fund's portfolio turnover rates during past fiscal years.

     Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes. It may also affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code and avoid being taxed on amounts distributed as dividends and capital gains to shareholders. The Fund qualified in its last fiscal year and intends to do so in the current and future years, although it reserves the right not to qualify.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

     Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases, may use hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

       Stock Investment Risks. Because the Fund invests a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.

     The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate its investments in any one industry or group of industries.

       Foreign Securities Have Special Risks. While foreign securities may offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

       Interest Rate Risks. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities.

       Special Risks of Investing in Lower-Grade Securities. The Fund can invest in high-yield, below investment grade debt securities (including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds." All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described above. These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities.

       Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management.
If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

     Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of the Fund's income and distributions. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. The Fund could be obligated to pay more under its swap agreements than it received under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

       There are special risks in investing in derivative investments. The Fund can invest in a number of different kinds of "derivative" investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."



Investment Techniques and Strategies

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The
Statement of Additional Information contains more detailed information about these practices, including limitations on their use that may help to reduce some of the risks.

       Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants the Fund has acquired as part of units with other securities or that are attached to other securities. No more than 2% of the Fund's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange.

       Convertible Securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds. The Manager generally analyzes these investments from the perspective of the growth potential of the underlying stock and treats them as "equity substitutes."

       Foreign Securities. Consistent with its investment objective and policies, the Fund may purchase equity securities issued by foreign companies and debt securities issued or guaranteed by foreign governments or their agencies. The Fund may purchase securities in any country, developed or underdeveloped.
Investments in securities of issuers in underdeveloped countries or countries that have emerging markets generally may offer greater potential for gain but involve more risk and may be considered highly speculative. As a matter of fundamental policy, the Fund may not invest more than 10% of its total assets in foreign securities, except that the Fund may invest up to 25% of its total assets in foreign equity and debt securities that are (i) issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities. The special risks of investing in foreign securities are described in "Investment Risks" above.

       Lower-Grade Debt Securities. "Lower-grade" securities generally offer higher income potential than investment grade securities. "Lower-grade" securities have a rating below "BBB" by Standard & Poor's Ratings Group ("Standard & Poor's") or "Baa" by Moody's Investors Services, Inc. ("Moody's") or similar ratings by other domestic or foreign rating organizations, or they are not rated by a nationally-recognized rating organization but the Manager judges them to be comparable to lower-rated securities.
The Fund will not purchase securities rated below B by Moody's or Standard & Poor's. The Fund may retain securities whose ratings fall below B after purchase unless and until the Manager determines that disposing of such securities is in the best interests of the Fund. These percentages are historical and do not necessarily indicate the current or predict future debt holdings of the Fund. Lower-grade debt securities are subject to special risks described in "Investment Risks," above.

       U.S. Government Securities. U.S. Government Securities include debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. Government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest.

     Ginnie Mae certificates are one type of mortgage-related U.S. Government Security the Fund may invest in. The Fund may also invest in other mortgage-related U.S. Government Securities that are issued or guaranteed by federal agencies or government-sponsored entities but which are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac"), obligations supported only by the credit of the instrumentality, such as the Federal National Mortgage Association ("Fannie Mae") or the Student Loan Marketing Association, and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Other U.S. Government Securities the Fund may invest in are collateralized mortgage obligations ("CMOs").

     The value of U.S. Government Securities will fluctuate until they mature depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when the Fund holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained below, under "Hedging."

       Mortgage-Backed Securities and CMOs. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. As a result, these securities may be subject to greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

     The Fund may also invest in CMOs, which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of the interest and principal generated by the pool of mortgages relating to the CMOs are passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the early repayment of principal due to prepayments on the underlying mortgage loans.

       "Stripped" Securities. The Fund may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "principal-only" security, or "P/O") and the other which receives some or all of the interest (and is known as an "interest-only" security, or "I/O"). P/Os and I/Os are generally referred to as "derivative investments," discussed further below.

     The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

     The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.


     Private-issuer stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, most private-issuer stripped securities may be deemed "illiquid." If the Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 10% of the Fund's net assets, described in "Illiquid and Restricted Securities," below.

       Asset-Backed Securities. The Fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

       Inverse Floating Rate Instruments. The Fund may invest in inverse floating rate debt instruments ("inverse floaters"), including leveraged inverse floaters and inverse floating rate mortgage-backed securities, such as inverse floating rate "interest only" stripped mortgage-backed securities. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

       Mortgage Dollar Rolls. The Fund may invest up to 10% of its total assets in mortgage dollar rolls. In a mortgage dollar roll the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

       Structured Notes. A structured note is a debt security having an interest rate or principal repayment requirement based on the performance of a benchmark asset or market, such as stock prices, currency exchange rates or commodity prices. They provide exposure to the benchmark market while fixing the maximum loss if that market does not perform as expected. Depending on the terms of the note, the Fund could forego all or part of the interest and principal that would be payable on a comparable conventional note, and the Fund's loss could not exceed that amount.

       Short-Term Debt Securities. Under normal market conditions, the Fund may invest in short-term debt securities, such as money market instruments and U.S. Government securities. When the Manager believes it is appropriate (for example, for temporary defensive purposes during unstable market conditions), the Fund can hold cash or invest without limit in money market instruments. The Fund will invest in high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of domestic or foreign banks and savings and loan associations. The Fund will purchase money market instruments denominated in a foreign currency only within the limitations described under "Foreign Securities." The issuers of foreign money market instruments purchased by the Fund must have at least $1 billion (U.S.) of assets.

     The Fund may also invest in obligations of foreign branches of U.S. banks (referred to as Eurodollar obligations) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks as described in "Foreign Securities" above.

       "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

       Eurodollar and Yankee Dollar Bank Obligations. The Fund may invest in obligations of foreign branches of U.S. banks (referred to as Eurodollar obligations) and U.S. branches of foreign banks (referred to as Yankee Dollars) as well as foreign branches of foreign banks. These investments entail risks that are different from investment in securities of U.S. banks.

       Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized.
However, if the vendor fails to pay the resale price on the delivery date, the Fund may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so. As a matter of fundamental policy, the Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be invested in illiquid and restricted securities (as described below), which includes repurchase agreements having a maturity beyond seven days.

       Index-Linked Notes. "Index-linked" or "commodity-linked" notes are debt securities that call for interest payments or repayment of principal on the maturity of the note in different terms than a typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index, or on a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

        Illiquid and Restricted Securities. Under the policies established by the Fund's Board of Directors, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. As a matter of fundamental policy, the Fund will not invest more than 10% of its total assets in illiquid and restricted securities (including repurchase agreements having a maturity beyond 7 days, portfolio securities which do not have readily available market quotations and time deposits maturing in more than 2 days) (the Board may increase that limit to 15%). The percentage limitation applicable to illiquid securities does not apply to certain restricted securities that are eligible for resale to qualified institutional buyers. The Fund has undertaken to apply this percentage limitation to 10% of its net assets, as a matter of non-fundamental policy. The Manager monitors holding of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.

       Hedging. The Fund may write covered call options on securities, stock or bond indices and foreign currency. It may purchase and sell certain kinds of futures contracts, forward contracts, and options on futures, broadly based stock or bond indices and foreign currencies, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." While the Fund currently does not engage extensively in hedging, the Fund may use these instruments for hedging purposes and, in the case of covered calls, non-hedging purposes as described below.

     The Fund may write covered call options and buy and sell futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures and writing covered calls, hedge the Fund's portfolio against price fluctuations.

     Other hedging strategies, such as buying futures, tend to increase the Fund's exposure to the securities market. Forward contracts may be used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options may be used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders. Hedging strategies entail special risks, described in "Investment Risks," above.

     The Fund may not purchase or sell physical commodities; however, the Fund may purchase and sell foreign currency in hedging transactions. This restriction also does not prevent the Fund from selling covered call options or buying or selling futures contracts or from investing in securities or other instruments backed by physical commodities.

       Futures. The Fund may buy and sell futures contracts that relate to (1) foreign currencies (these are referred to as "Forward Contracts" and are discussed below), (2) financial indices, such as U.S. or foreign government securities indices, corporate debt securities indices or equity securities indices (these are referred to as Financial Futures) and (3) interest rates (those are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

       Covered Call Options and Options on Futures. The Fund may write (that is, sell) call options on securities, indices and foreign currencies for hedging or liquidity purposes and write call options on Futures for hedging and non-hedging purposes, but only if all such calls are "covered." This means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls while the call is outstanding or, in the case of calls on futures, segregate appropriate liquid assets. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). After the Fund writes a call, not more than 20% of the value of its total assets may be subject to calls.

     The Fund may sell covered call options that are traded on U.S. or foreign securities or commodity exchanges as well as over the counter which are issued by Options Clearing Corporation. In the case of foreign currency options, they may be quoted by major recognized dealers in those options.

        Forward Contracts. Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund may use them for hedging purposes to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. Normally, the Fund will not use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated. The Fund will not speculate in foreign exchange.

       Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund will enter into swaps only on securities it owns, and will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government Securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily as needed. Income from interest rate swaps may be taxable.

       Derivative Investments. Derivative investments may be used by the Fund in some cases for hedging purposes and in other cases to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered "derivative investments."

     Other examples of derivatives include CMOs, "stripped" securities, asset-backed securities, index-linked and commodity-linked notes and debt exchangeable for common stock, all described elsewhere in this section of the prospectus. Some of the special risks of derivatives are described in "Investment Risks," above.

Other Investment Restrictions. The Fund has other investment restrictions which are "fundamental" policies. Among these fundamental policies, the Fund cannot do any of the following:

        The Fund cannot borrow amounts in excess of 10% of the Fund's total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or make investments in portfolio securities while such outstanding borrowings exceed 5% of the Fund's total assets.

        The Fund cannot invest more than 5% of the Fund's total assets (taken at market value at the time of each investment) in the securities (other than United States Government or Government agency securities) of any one issuer (including repurchase agreements with any one bank or dealer) or more than 15% of the Fund's total assets in the obligations of any one bank.

        The Fund cannot purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money instruments or bank repurchase agreements.

        The Fund cannot invest more than 25% of its assets in securities of issuers in any single industry, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (e.g., gas, gas transmission, electric or telephone) shall be considered a separate industry. This test shall be applied on a pro forma basis using the market value of all assets immediately prior to making any investment. The Fund has undertaken as a non-fundamental policy to apply this restriction to 25% or more of its assets.

     Unless the prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund is a diversified series of Oppenheimer Series Fund, Inc. (the "Company"). The Company was organized in 1981 as a Maryland corporation and is an open-end management investment company. Organized as a series fund, the Company presently has five series, including the Fund. Until March 18, 1996, the Fund was called Connecticut Mutual Total Return Account.

     The Company (and each series, including the Fund) is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Directors and Officers of the Fund" in the Statement of Additional Information names the Directors and officers of the Fund and provides more information about them. Although the Fund normally will not hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the Fund's Articles of Incorporation.

     The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Funds are Managed" in the Statement of Additional Information for further information on voting of shares.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the rate of the management fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $62 billion as of December 31, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

       Portfolio Management. The Fund has a portfolio management team consisting of five portfolio managers. The principal Portfolio Manager of the Fund is Peter M. Antos. He is a Vice President of the Fund and a Senior Vice President of the Manager and has been the senior portfolio manager of the Fund's portfolio since 1989.
He is also a Chartered Financial Analyst and serves as a portfolio manager of other Oppenheimer funds. Mr. Antos was employed since 1976 by the Fund's prior investment adviser, G.R. Phelps & Co., Inc., and served as a Vice President and Senior Portfolio Manager, Equities since 1989, before joining OppenheimerFunds, Inc. on March 1, 1996. Mr. Michael C. Strathearn, Mr. Stephen F. Libera, Mr. Kenneth B. White and Mr. Arthur J. Zimmer are also Vice Presidents and portfolio managers of the Fund and the Manager. Messrs. Strathearn, White and Libera are each a Chartered Financial Analyst and were employed by Connecticut Mutual Life Insurance Company, the parent of G. R. Phelps, as Portfolio Managers prior to joining OppenheimerFunds, Inc. on March 1, 1996. Mr. Strathearn, Mr. White and Mr. Libera have provided portfolio management services to the Fund since 1988, 1992 and 1985, respectively.

       Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager a monthly fee at the following annual rates, which decline on additional assets as the Fund grows:
0.625% of the first $300 million of average annual net assets; 0.500% of the next $100 million; and 0.450% of average annual net assets in excess of $400 million. The Fund's management fee for the fiscal period of January 1, 1996 to October 31, 1996 was 0.625% of the average annual net assets for Class A, Class B and Class C shares (on an annualized basis). Class C shares were only offered from May 1, 1996 to October 31, 1996.

     The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Funds" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

       The Distributor. The Fund's shares are sold through dealers, brokers, banks and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

       The Transfer Agent. The Fund's Transfer Agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus or on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the term "total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance data may help you see how well your investment has done over time and to compare it to market indices.

     It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B and Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted at "net asset value," without including the effect of either the front-end or the appropriate contingent deferred sales charge, as applicable, and those returns would be less if sales charges were deducted.

How has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal period of January 1, 1996 to October 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

  Management's Discussion of Performance. During the fiscal period from January 1, 1996 to October 31, 1996, the domestic stock market performed strongly, reaching record highs. The Manager maintained its strategy of allocating the Fund's assets between stocks with low price-to-earnings ratios and recent positive earnings surprises, high grade bonds, and money market instruments by identifying which among the three is the more undervalued group with the most potential for total return. In the growing but volatile market during that period, the Manager determined that the types of equity securities it targets were overvalued. As a result, the Manager invested a smaller percentage of the Fund's assets in equity securities which negatively affected its performance. The Fund's portfolio and its portfolio manager's strategies are subject to change.

  Comparing the Fund's Performance to the Market.   The graphs
below show the performance of a hypothetical $10,000 investment in Class A , Class B and Class C shares of the Fund held until October 31, 1996. In the case of Class A shares, performance is measured over a ten-year period, and in the case of Class B shares, performance is measured from the inception of the class on October 2, 1995. In the case of Class C shares, performance is measured from the inception of the class on May 1, 1996.

     The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market, and the Merrill Lynch Corporate Government Master Index, a broad-based index of U.S. Government treasury and agency securities, corporate and Yankee bonds regarded as a general measurement of the performance of the domestic debt securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index and the Merrill Lynch Corporate Government Master
Index.   Moreover, the indices performance data do not reflect any
assessment of the risk of the investments included in the indices.

                  Oppenheimer Disciplined Allocation Fund
                       Comparison of Change in Value
                   of $10,000 Hypothetical Investments
              in Oppenheimer Disciplined Allocation Fund and
                             the S&P 500 Index

                                  [Graph]
         Past performance is not predictive of future performance.




                  Oppenheimer Disciplined Allocation Fund

Average Annual Total Returns of the Fund at 10/31/96

Class A Shares(1)

     1-Year         5-Year         10-Years
     5.07%          10.10%         10.76%

Class B Shares(2)

     1-Year         Life
     5.58%          6.20%


Cumulative Total Return of Class C Shares (3)

     Life
     3.08%


___________________
1. The inception date of the Fund (Class A shares) was 09/16/85. The average annual total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum sales charge. The Fund's fiscal year end has changed from 12/31 to 10/31.
2. Class B shares of the Fund first publicly offered on 10/2/95. The average annual total return reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 4% contingent deferred sales charge the one year period and the life of the class, respectively. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.
3. Class C shares of the Fund were first publicly offered on 5/1/96. The average annual total return in the graph for the six month period is shown net of the applicable 1% contingent deferred sales charge.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

       Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 33). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares," below.

       Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you owned your shares, as described in "Buying Class B Shares," below.

       Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "Buying Class C Shares," below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in your investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by the class of shares you invest in.

     The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

       How Long Do You Expect To Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses your choice will also depend on how much you invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on the shares of Class B or Class C for which no initial sales charge is paid.

       Investing for the Short Term. If you have a short term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than seven years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater economic impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

       Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charge available for larger investments in Class A shares under the Fund's Right of Accumulation. Unlike Class B shares, Class C shares do not convert to Class A shares and remain subject to the asset-based sales charge.

     Of course all of these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and you should analyze your options carefully.

       Are There Differences In Account Features That Matter To You? Because some features may not be available to Class B or C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, this may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information.

       How Does It Affect Payments To My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: to reimburse the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

        With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

        Under pension and profit-sharing plans, 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

        There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

       How Are Shares Purchased? You can buy shares several ways through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

       Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

        Buying Shares Through The Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

       Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

     Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink," below for more details.

       Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.

       At What Prices Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds and Former Connecticut Mutual Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. Different sales charge rates and commissions applied to sales of Class A shares prior to March 18, 1996. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                                   Front-End Sales
                    Front-End Sales     Charge as
                    Charge as      Percentage of  Commission as
                    Percentage of  Amount         Percentage of
Amount of Purchase  Offering Price Invested       Offering Price
Less than $25,000        5.75%               6.10%               4.75%

$25,000 or more but
less than $50,000        5.50%               5.82%               4.75%

$50,000 or more but
less than $100,000  4.75%               4.99%               4.00%

$100,000 or more but
less than $250,000  3.75%               3.90%               3.00%

$250,000 or more but
less than $500,000  2.50%               2.56%               2.00%

$500,000 or more but
less than $1 million     2.00%               2.04%               1.60%

     The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

       Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

        Purchases aggregating $1 million or more;
        Purchases by a retirement plan qualified under Section 401(a) if the retirement plan has total plan assets of $500,000 or more;
        Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more; or
        Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

     The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on those purchases that were not previously subject to a front-end
sales charge and dealer commission.   No sales commission will be
paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

       Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset
Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

       Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate for current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

       Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine your reduced sales charge rate for the Class A shares purchased during that period. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

        the Manager or its affiliates;

        present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced
Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

        registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

        dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

        employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

        dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged a transaction fee by their dealer, broker or advisor for the purchase or sale of shares of the Fund);

        (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

        directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

        accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

        any unit investment trust that has entered into an appropriate agreement with the Distributor;

        a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or

        qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by December 31, 1996.

     Waivers of Initial and Contingent Deferred Sales Charges in
Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

        shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

        shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or one of its affiliates acts as sponsor;

        shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
(other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

        shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your Fund shares, and the Distributor may require evidence of your qualification for this waiver; and

        shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

        to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

        involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);
        if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

        for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program.

        for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.

       Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Directors authorizes such reimbursements, which it has not done as yet) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service provider or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to compensate it for providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning of      Contingent Deferred Sales Charge
Month in Which Purchase       On Redemptions in that Year
Order Was Accepted       (As % of Amount Subject to Charge)

0-1                           5.0%

1-2                           4.0%

2-3                           3.0%

3-4                           3.0%

4-5                           2.0%

5-6                           1.0%

6 and following               None

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made. Different contingent deferred sales charges applied to redemptions of Class B shares prior to March 18, 1996.

       Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its costs in distributing Class B and C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for six years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

     Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

     The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

     The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

     The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

     The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Distributor's actual expenses in selling Class B and C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and C shares. If the Fund terminates either Plan, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Redemptions in Certain Cases. The Class B and
Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases, if the Transfer Agent is notified that these conditions apply to the redemption:

        distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

        redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

        returns of excess contributions to Retirement Plans;

        distributions from Retirement Plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;

        shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

        distributions from OppenheimerFunds prototype 401(k) plans
(1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

        shares sold to the Manager or its affiliates;

        shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; and

        shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

     AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

       Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

       PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

       Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

       Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

       Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.
Please refer to "How to Sell Shares," below for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

       Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

       Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

       Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

       403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

       SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SARSEP-IRAs

       Pension and Profit-Sharing Plans for self-employed persons and other employers

       401(k) Prototype Retirement Plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How To Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

       Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

       Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

        You wish to redeem more than $50,000 worth of shares and receive a check

        The redemption check is not payable to all shareholders listed on the account statement
        The redemption check is not sent to the address of record on your account statement

        Shares are being transferred to a Fund account with a different owner or name

        Shares are redeemed by someone other than the owners (such as an Executor)

       Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

        Your name
        The Fund's name
        Your Fund account number (from your account statement)
        The dollar amount or number of shares to be redeemed
        Any special payment instructions
        Any share certificates for the shares you are selling
        The signatures of all registered owners exactly as the account is registered, and
        Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests       Send courier or
by mail:                                Express Mail
                                        requests to:
OppenheimerFunds Services                    OppenheimerFunds Services
P.O. Box 5270                           10200 E. Girard Avenue
Denver, Colorado 80217                       Building D
                                        Denver, Colorado 80231


Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

        To redeem shares through a service representative, call
1-800-852-8457

        To redeem shares automatically on PhoneLink, call
1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

       Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

       Telephone Redemptions Through AccountLink or Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account if the bank is a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. To find out more information about this service, please contact your dealer or broker. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How To Exchange Shares

Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

        Shares of the fund selected for exchange must be available for sale in your state of residence.

        The prospectuses of the Fund and the fund whose shares you want to buy must offer the exchange privilege.

        You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.

        You must meet the minimum purchase requirements for the fund you purchase by exchange.

        Before exchanging into a fund, you should obtain and read its prospectus.

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:
       Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

       Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same names and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

     There are certain exchange policies you should be aware of:
        Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

        Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

        The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

        For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a taxable gain or a loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

        If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

       Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange which is normally 4:00 P.M., but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Directors has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

       The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

       Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

       The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures the Transfer Agent or the Fund may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

       Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

       Dealers that can perform account transactions for their clients by participating in NETWORKING through the National
Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

       The redemption price for shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

       Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

       Involuntary redemptions of small accounts may be made by the Fund if the account has fewer than 100 shares, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

       "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number and any other certifications required by the Internal Revenue Service ("IRS") when you sign your application, or if you violate IRS regulations on tax reporting of income.

       The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

       To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare and pay dividends separately for Class A, Class B and Class C shares from net investment income, if any, quarterly. Normally, dividends are paid on the last business day of March, June, September and December, but the Board of Directors can change those dates. Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains. Long-term capital gains will be separately identified in the tax information your Fund sends you after the end of the year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

       Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

       Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

       Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

       Reinvest Your Distributions in Another Oppenheimer Fund
Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. The Fund's distributions from long-term capital gains are taxable to shareholders as long-term capital gains, no matter how long you held your shares. Dividends paid by the Fund from short-term capital gains and net investment income, including certain net realized foreign exchange gains, are taxable as ordinary income. These dividends and distributions are subject to Federal income tax and may be subject to state or local taxes.
Your distributions are taxable as described above, whether you reinvest them in additional shares or take them in cash. Corporate shareholders may be entitled to the corporate dividends received deduction for some portion of the Fund's distributions treated as ordinary income, subject to applicable limitations under the Internal Revenue Code. Every year the Fund will send you and the IRS a statement showing the aggregate amount and character of the dividends and other distributions you received for the previous year.

       "Buying a Dividend". When the Fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

       Taxes on Transactions. Share redemptions and repurchases, including redemptions for exchanges, may produce a taxable gain or a loss, which generally will be a capital gain or loss for shareholders who hold shares of the Fund as capital assets. Generally speaking, a capital gain or loss is the difference between your tax basis, which is usually the price you paid for the shares, and the proceeds you received when you sold them. Special tax rules may apply to certain redemptions preceded or followed by investments in the Fund or another Oppenheimer fund.

       Returns of Capital. In certain cases distributions made by the Fund may be considered a return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A return of capital will reduce your tax basis in shares of the Fund but will not be taxable except to the extent it exceeds your tax basis.

       Foreign Taxes. The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain of its foreign investments. These taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Fund does not expect to qualify to pass such foreign taxes (and any related tax deductions or credits) through to its shareholders.

     This information is only a summary of certain federal tax information about your investment. Tax-exempt or tax-deferred investors, foreign investors, and investors subject to special tax rules (such as certain banks and securities dealers) may have different tax consequences not described above. More tax information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX A: Special Sales Charge Arrangements

I. Special Sales Charge Arrangements for Shareholders of the Fund Who Were Shareholders of the Former Quest for Value Funds

The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds (i) that was one of the Former Quest for Value Funds or (ii) that were acquired by exchange from one of those funds or from a fund into which one of the Former Quest for Value Funds merged.

Class A Sales Charges

       Reduced Class A Initial Sales Charge Rates for Certain
Former Quest Shareholders.

       Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.


                         Front-End      Front-End
                         Charge as a         Charge as a         Commission as
Number of                Percentage          Percentage          Percentage
Eligible                 of Offering         of Amount      of Offering
Employees or Members          Price               Invested       Price

9 or fewer                    2.50%               2.56%               2.00%

At least 10 but not more
than 49                  2.00%               2.04%               1.60%

     For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 33 to 34 of this Prospectus.

     Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

       Special Class A Contingent Deferred Sales Charge Rates. Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

       Waiver of Class A Sales Charges for Certain Shareholders.
Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

        Shareholders of the Fund who were shareholders of the AMA
Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

        Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

       Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

        Investors who purchased Class A shares from a dealer that is not or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

                                    A-2
        Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

       Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

       Waivers for Redemptions of Shares Purchased On or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or
(b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in the Fund or another Oppenheimer fund.

Special Dealer Arrangements.

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

                                    A-3
     Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

II.       Special Sales Charge Arrangements for Shareholders of the
          Fund
     Who Were Shareholders of the Former Connecticut Mutual Funds

Certain of the sales charge rates and waivers for Class A and Class B shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of Connecticut Mutual Liquid Account, Connecticut Mutual Government Securities Account, Connecticut Mutual Income Account, Connecticut Mutual Growth Account, Connecticut Mutual Total Return Account, CMIA LifeSpan Diversified Income Account, CMIA LifeSpan Capital Appreciation Account and CMIA LifeSpan Balanced Account (the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds.

Prior Class A CDSC and Class A Sales Charge Waivers

       Class A Contingent Deferred Sales Charge. Certain shareholders of the Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

     Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of the Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Funds' policies on Combined Purchases or Rights of Accumulation, who still hold those shares in the Fund or other Former Connecticut Mutual Funds, and (2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the Funds' former general distributor to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

     Any of the Class A shares of the Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

       Class A Sales Charge Waivers. Additional Class A shares of the Fund may be purchased without a sales charge by a person who was in one (or more) of the categories below and acquired Class
A shares prior to March 18, 1996, and still holds Class A shares:
(1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged; (2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the Fund's prior distributor, and its affiliated companies; (5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and (6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

     Additionally, Class A shares of the Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A Shares of the Fund.

Class A and Class B Contingent Deferred Sales Charge Waivers

In addition to the waivers set forth in "How To Buy Shares," above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of the Fund and exchanges of Class A or Class B shares of the Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer Fund that was a Former Connecticut Mutual Fund and the shares of such Former Connecticut Mutual Fund were purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder; (2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7) of the Code, or from IRAs, deferred compensation plans created under
Section 457 of the Code, or other employee benefit plans; (4) as tax-free returns of excess contributions to such retirement or employee benefit plans; (5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company; (6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction; (7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund; (8) in connection with automatic redemptions of Class A shares and Class
B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; and (9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

                         APPENDIX TO PROSPECTUS OF
                  OPPENHEIMER DISCIPLINED ALLOCATION FUND

     Graphic material included in Prospectus of Oppenheimer Disciplined Allocation Fund: "Comparison of Total Return of Oppenheimer Disciplined Allocation Fund with the S&P 500 Index and the Merrill Lynch Corporate Government Master Index - Change in Value of $10,000 Hypothetical Investments in Class A, Class B and Class C Shares of Oppenheimer Disciplined Allocation Fund and S&P 500 and the Merrill Lynch Corporate Government Master Index."

     Linear graphs will be included in the Prospectus of Oppenheimer Disciplined Allocation Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (9/16/85) through 10/31/96, in the case of the Fund's Class B, that graph will cover the period from inception (10/2/95) through 10/31/96, and in the case of Class C shares, that graph will cover the period from the inception of the class (5/1/96) through 10/31/96. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index and the Merrill Lynch Corporate Government Master Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index and the Merrill Lynch Corporate Government Master Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

                Oppenheimer                       Merrill Lynch
Fiscal          Disciplined          S&P 500      Corporate
Period          Allocation           Index        Government
Ended           Fund A                            Master Index
------------    -----------------    ----------   --------------------
12/31/85(1)     $ 9,425              $10,000      $10,000
12/31/86        $10,544              $11,867      $11,563
12/31/87        $10,958              $12,490      $11,806
12/31/88        $12,097              $14,558      $12,717
12/31/89        $14,833              $19,163      $14,514
12/31/90        $14,801              $18,567      $15,747
12/31/91        $18,977              $24,212      $18,249
12/31/92        $20,854              $26,054      $19,651
12/31/93        $24,168              $28,674      $21,824
12/31/94        $23,659              $29,051      $21,073
12/31/95        $29,326              $39,955      $25,119
10/31/96        $31,164              $46,597      $25,670

_______________
(1)  Class A of the Fund were first publicly offered on 9/16/85.


                Oppenheimer                       Merrill Lynch
Fiscal          Disciplined Allocation  S&P 500        Corporate Government
Period Ended    Fund B               Index        Master Index
------------    -----------------    -------      ---------------
10/02/95(2)     $10,000              $10,000      $10,000
12/31/95        $10,493              $10,602      $10,463

10/31/96        $10,671              $12,364      $10,693

                Oppenheimer                       Merrill Lynch
Fiscal          Disciplined Allocation  S&P 500        Corporate Government
Period Ended    Fund C               Index        Master Index
------------    -----------------       -------        ---------------
5/01/96(3)      $10,000              $10,000      $10,000
10/31/96        $10,308              $10,908      $10,524

---------------------
(2) Class B shares of the Fund were first publicly offered on 10/02/95.
(3) Class C shares of the Fund were first publicly offered on 5/01/96.


Oppenheimer Disciplined Allocation Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, CO 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, NY 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR0205.001.0296y
Printed on recycled paper

Oppenheimer Disciplined Allocation Fund
Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated February 25, 1997

This Statement of Additional Information for Oppenheimer Disciplined Allocation Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Fund's Prospectus dated February 25, 1997. It should be read together with the Prospectus which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

                The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

Contents
                                                           Page
About the Fund
Investment Objective and Policies. . . . . . . . . . . . 2
Investment Policies and Strategies . . . . . . . . . . . 2
  Other Investment Restrictions. . . . . . . . . . . . .21
How the Fund are Managed . . . . . . . . . . . . . . . .23
  Organization and History . . . . . . . . . . . . . . .23
  Directors and Officers of the Fund . . . . . . . . . .24
  The Manager and Its Affiliates . . . . . . . . . . . .29
Brokerage Policies of the Fund . . . . . . . . . . . . .31
Performance of the Fund. . . . . . . . . . . . . . . . .32
Distribution and Service Plan. . . . . . . . . . . . . .37

About Your Account
How to Buy Shares. . . . . . . . . . . . . . . . . . . .39
How to Sell Shares . . . . . . . . . . . . . . . . . . .47
How to Exchange Shares . . . . . . . . . . . . . . . . .52
Dividends, Capital Gains and Taxes . . . . . . . . . . .53
Additional Information About the Fund. . . . . . . . . .55
Independent Auditors' Report . . . . . . . . . . . . . .56
Financial Statement. . . . . . . . . . . . . . . . . . .57
Appendix A: Corporate Industry Classification. . . . . A-1
Appendix B: Description of Securities Ratings. . . . . B-1

ABOUT THE FUNDS

Investment Objectives And Policies

Investment Policies and Strategies. The investment objectives and policies of the Fund are described in its Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

              Foreign Securities. Consistent with the limitations on foreign investing set forth in the Fund's Prospectus, the Fund may invest in foreign securities. The Fund may also invest in debt and equity securities of corporate and governmental issuers of countries with emerging economies or securities markets. Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Compny's Board of Directors under applicable rules of the Securities and Exchange Commission ("SEC"). In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

         "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments, that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American depository receipts, or that are listed on a U.S. securities exchange, or are traded in the U.S. over-the-counter market are not considered "foreign securities" for purposes of the Fund's investment allocations, because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad.
           ADRs, EDRs and GDRs. ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign companies. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and generally are in registered form. If ADRs are bought through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service the ADR, there is a risk that the Fund will not learn of corporate actions affecting the issuer in a timely manner. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         Investing in foreign securities, and in particular in securities in emerging countries, involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity in foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries, and in particular emerging countries, of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         The Fund's investment income or, in some cases, capital gains from foreign issuers may be subject to foreign withholding or other foreign taxes, thereby reducing the Fund's net investment income and/or net realized capital gains. See "Dividends, Capital Gains and Taxes."

            Debt Securities. The Fund may invest in debt securities. All debt securities are subject to two types of risks: credit risk and interest rate risk (these are in addition to other investment risks that may affect a particular security).

            Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds.

            Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute the Fund's net asset values.

            High Yield Securities. The Fund may invest in high-yield/high risk securities (commonly called junk bonds).

         The Manager does not rely on credit ratings assigned by rating agencies in assessing investment opportunities in debt securities. Ratings by credit agencies assess safety of principal and interest payments and do not reflect market risks. In addition, ratings by credit agencies may not be changed by the agencies in a timely manner to reflect subsequent economic events. By carefully selecting individual issues and diversifying portfolio holdings by industry sector and issuer, the Manager believes that the risk of the Fund holding defaulted lower grade securities can be reduced. Emphasis on credit risk management involves the Manager's own internal analysis to determine the debt service capability, financial flexibility and liquidity of an issuer, as well as the fundamental trends and outlook for the issuer and its industry.
The Manager's rating helps it determine the attractiveness of specific issues relative to the valuation by the market place of similarly rated credits.

         Risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates,
(iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates which may cause the Fund to invest premature redemption proceeds in lower yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of tax and other advantages of high yield bonds which, if enacted, could adversely affect the value of these securities and the net asset value of the Fund. For example, federally-insured savings and loan associations have been required to divest their investments in high yield bonds.

            U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, and include "zero coupon"
Treasury securities.

            U.S. Treasury Obligations. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States.

            U.S. Government and Agency. U.S. Government Securities are debt obligations issued by or guaranteed by the United States government or any of its agencies or instrumentalities. Some of these obligations, including U.S. Treasury notes and bonds, and mortgage-backed securities (referred to as "Ginnie Maes") guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, which means that the government pledges to use its taxing power to repay the debt. Other U.S. Government Securities issued or guaranteed by Federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. They may include obligations supported by the ability of the issuer to borrow from the U.S. Treasury. However, the Treasury is not under a legal obligation to make a loan. Examples of these are obligations of Federal Home Loan Mortgage Corporation (those securities are often called "Freddie Macs"). Other obligations are supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds (these securities are often called "Fannie Maes").

            GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgaged-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase may be of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

            FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble
GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

            FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCS and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

              Mortgage-Backed Security Rolls.   The Fund may enter into
"forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In the forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include:
(i) the risk of prepayment prior to maturity, (ii) the possibility that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will be required to place cash, U.S. Government Securities or other high-grade debt securities in a segregated account with its Custodian in an amount equal to its obligation under the roll.

              Zero Coupon Securities and Deferred Interest Bonds. The Fund may invest in zero coupon securities and deferred interest bonds issued by the U.S. Treasury or by private issuers such as domestic or foreign corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. Zero coupon securities and deferred interest bonds usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest.
An additional risk of private-issuer zero coupon securities and deferred interest bonds is the credit risk that the issuer will be unable to make payment at maturity of the obligation.

         While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. With zero coupon securities, however, the lack of periodic interest payments means that the interest rate is "locked in" and the investor avoids the risk of having to reinvest periodic interest payments in securities having lower rates.

         Because the Fund accrues taxable income from zero coupon and deferred interest securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, and the amount of cash income the Fund receives from other investments and the sale of shares. In either case, cash distributed or held by the Fund that is not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

              Mortgage-Backed Securities. The Fund may invest in Mortgage-backed securities. These securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrower from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares.

         Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, though various means of structuring the transaction or through a combination of such approaches.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans.
The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of such Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at par, at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

         Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Directors and consistent with the Fund's investment objective and policies, consider making investments in such new types of mortgage-related securities.

         "Stripped" Mortgage-Backed Securities. The Fund may invest in "stripped" mortgage-backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security.
In accordance with a requirement imposed by the staff of the SEC, the Manager or the relevant Subadviser will consider privately-issued fixed rate IOs and POs to be illiquid securities for purposes of the Fund's limitation on investments in illiquid securities. Unless the Manager or the relevant Subadviser, acting pursuant to guidelines and standards established by the Board of Directors, determines that a particular government-issued fixed rate IO or PO is liquid, management will also consider these IOs and POs to be illiquid. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

              Custodial Receipts. The Fund may acquire U.S. Government Securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury
Income Growth Receipts (TIGRs) and Certificate of Accrual on
Treasury Securities (CATS). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying
U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRs are not considered U.S. Government Securities by the Staff of the SEC, however. Further, the IRS' conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Company is not aware of any binding legislative, judicial or administrative authority on this issue.

              Collateralized Mortgage-Backed Obligations ("CMOs") The Fund may invest in collateralized mortgage obligations ("CMOs").
CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. Government instrumentality, or a private issuer, which may be a domestic or foreign corporation. Such bonds generally are secured by an assignment to a director (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the director under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.
CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

         Asset-Backed Securities. The Fund may purchase asset-back securities. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for the prepayments of a pool of mortgage loans underlying mortgage-backed securities.

              Commercial Paper. The Fund may purchase commercial paper for temporary defensive purposes as described in its Prospectus.
In addition, the Fund may invest in variable amount master demand notes and floating rate notes as follows:

              Variable Amount Master Demand Notes. Master demand notes are corporate obligations which permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed.
The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.
Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Fund's Prospectus. The Manager and relevant Subadviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

              Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals;
floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other support arrangements. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Fund will invest in variable and floating rate instruments only when the Manager or relevant Subadviser deems the investment to meet the investment guidelines applicable to the Fund. The Manager or relevant Subadviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

         Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

              Bank Obligations and Instruments Secured Thereby. The bank obligations the Fund may invest in include time deposits, certificates of deposit, and bankers' acceptances if they are: (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by such obligations (e.g., debt which is guaranteed by the bank). For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

         Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by the Fund in illiquid investments, set forth in the Fund's Prospectus under "Illiquid and Restricted Securities."

         Banker's acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

              Equity Securities. Additional information about some of the types of equity securities the Fund may invest in is provided below.

              Convertible Securities. The Fund may invest in convertible securities. Convertible securities are bonds, preferred stocks and other securities that pay a fixed rate of interest or dividend and are convertible into the issuer's common stock at the option of the buyer. While the value of these securities depends in part on interest rate changes, their value is also sensitive to the credit quality of the issuer and will change based on the price of the underlying stock. The Manager consequently does not look primarily to the ratings of these securities but considers them as "equity substitutes." While these securities generally offer less potential for gains than common stock and less income than non-convertible bonds, their income helps to provide a cushion against the stock price's declines.

         While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, any rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

              Warrants and Rights. The Fund may purchase warrants. Warrants are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

              Preferred Stock. The Fund, subject to its investment objective, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

              Hedging.   Consistent with the limitations set forth in
the Prospectus and below, the Fund may employ one or more of the types of hedging instruments described below. Additional information about the hedging instruments the Fund may use is provided below. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.

              Covered Call Options on Securities, Securities Indices and Foreign Currencies. The Fund may write covered call options.
 Such options may relate to particular U.S. or non-U.S. securities to various U.S. or non-U.S. stock indices or to U.S. or non-U.S. currencies. The Fund may purchase and write, as the case may be, call options which are issued by the Options Clearing Corporation
(OCC) or which are traded on U.S. and non-U.S. exchanges.

              Writing Covered Calls. When the Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund retains the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

         The Fund shall not write a covered call option if as a result thereof the assets underlying calls outstanding (including the proposed call option) would exceed 20% of the value of the assets of the Fund.
              Futures Contracts and Related Options. To hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes, the Fund may, subject to its investment objectives and policies, purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, currencies and other financial instruments and indices.
The Fund may purchase and sell futures contracts on stock indices
and sell options on such futures.   In addition, the Fund that may
invest in securities that are denominated in a foreign currency may purchase and sell futures on currencies and sell options on such futures. The Fund will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as defined in regulations promulgated by the CFTC. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC.

         The Fund may buy and sell futures contracts on interest rates ("Interest Rate Futures"). No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate
Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract.

         The Fund may buy and sell futures contracts related to financial indices (a "Financial Future"). A financial index assigns relative values to the securities included in the index and fluctuates with the changes in the market value of those securities. Financial indices cannot be purchased or sold directly. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Financial Future.

         Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Financial Futures and Interest Rate Futures by their terms call for settlement by delivery cash or securities, respectively, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

              Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

              Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes. A forward currency exchange contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. The Fund generally will not enter into a forward currency exchange contract with a term of greater than one year. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when it believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund is denominated ("cross hedge").

         The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is also the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in these currencies provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.
Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund, may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.

         The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

              Interest Rate Swap Transactions. The Fund may enter into swap transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by them. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.
The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.


         The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

However, the staff of the SEC takes the position that swaps, caps and floors are illiquid investments that are subject to a limitation on such investments.

              Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the option or upon the Fund entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

              Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges through one or more or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act of 1940 (the
"Investment Company Act"), when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

              Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive from the Fund. One of the tests for the Fund's qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. To comply with that 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held for less than three months.

              Risks Of Hedging With Options and Futures. In addition to the risks with respect to hedging discussed in the Fund's Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against a decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

         The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

         Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of the Fund's income and distributions. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. The use of Forward
Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency.

              There are Special Risks in Investing in Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities" in the Fund's prospectus.

              Loans of Portfolio Securities. Subject to its investment policies and restrictions, the Fund may seek to increase its income by lending portfolio securities to brokers, dealers and financial institutions in transactions other than repurchase agreements. The Fund must receive collateral for a loan. As a matter of fundamental policy, these loans are limited to not more than 33-1/3% of the Fund's total assets (taken at market value) and are subject to other conditions set forth in "Other Investment Restrictions." The Fund presently does not intend to engage in loans of securities, but if it does so it does not intend to lend securities that will exceed 5% of the value of the Fund's total assets in the coming year.

              Portfolio Turnover. The Fund's particular portfolio securities may be changed without regard to the holding period of these securities (subject to certain tax restrictions), when the Manager deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund does not generally intend to invest for the purpose of seeking short-term profits. Variations in portfolio turnover rate from year to year reflect the investment discipline applied to the particular Fund and do not generally reflect trading for short-term profits.


Other Investment Restrictions

         A.   Fundamental Investment Restrictions
         The Fund has adopted the following fundamental investment restrictions. The Fund's most significant investment restrictions are also set forth in the Prospectus. Fundamental policies cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

         The Fund may not:

         1. Issue senior securities, except as permitted by paragraphs 7, 8, 9 and 11 below. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets are not deemed to be senior securities.

         2. (a) Invest more than 5 percent of its total assets (taken at market value at the time of each investment) in the securities (other than United States Government or Government agency securities) of any one issuer (including repurchase agreements with any one bank or dealer) or more than 15 percent of its total assets in the obligations of any one bank; and (b) purchase more than either (i) 10 percent in principal amount of the outstanding debt securities of an issuer, or (ii) 10 percent of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money instruments or bank repurchase agreements.

         3. Invest more than 25 percent of the value of its total assets in the securities of issuers in any single industry, provided that this limitation shall not apply to the purchase of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (e.g., gas, gas transmission, electric or telephone) shall be considered to be a separate industry. This test shall be applied on a proforma basis using the market value of all assets immediately prior to making any investment.
The Fund has undertaken as a matter of non-fundamental policy to apply this restriction to 25% or more of its total assets.

         4. Alone, or together with any other portfolio or portfolios, make investments for the purpose of exercising control over, or management of, any issuer. The Fund has undertaken as a matter of non-fundamental policy to apply this restriction to 25% or more of its total assets.

         5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than the customary broker's commission is involved and only if immediately thereafter not more than 10 percent of the Fund's total assets, taken at market value, would be invested in such securities.

         6. Purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that such portfolio may: (1) purchase securities of issuers which invest or deal an any of the above and (2) invest for hedging purposes in futures contracts on securities, financial instruments and indices, and foreign currency, as are approved for trading on a registered exchange.

         7. Purchase any securities on margin (except that the Company may obtain such short- term credits as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         9. Borrow amounts in excess of 10 percent of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or make investments in portfolio securities while such outstanding borrowings exceed 5 percent of its total assets.

         10. Allow its current obligations under reverse repurchase agreements, together with borrowings, to exceed 1/3 of the value of its total assets (less all its liabilities other than the obligations under borrowings and such agreements).

         11. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings as mentioned in investment restriction (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10 percent of the Fund's total assets, taken at market value at the time thereof.
In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10 percent of the value of the Fund's shares at the maximum offering price. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis is not deemed to be a pledge.

         12. Underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the 1933 Act in selling portfolio securities.

         13. Write, purchase or sell puts, calls or combinations thereof, except that covered call options may be written.

         14. Invest in securities of foreign issuers if at the time of acquisition more than 10 percent of its total assets, taken at market value at the time of the investment, would be invested in such securities. However, up to 25 percent of the total assets of such portfolio may be invested in the aggregate in such securities
(i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock
Exchange.

         15. Invest more than 10 percent in the aggregate of the value of its total assets in repurchase agreements maturing in more than seven days, time deposits maturing in more than 2 days, portfolio securities which do not have readily available market quotations and all other illiquid assets.

         For purposes of the fundamental investment restrictions, the term "borrow" does not include mortgage dollar rolls, reverse repurchase agreements or lending portfolio securities and the terms "illiquid securities" and "portfolio securities which do not have readily available market quotations" shall include restricted securities. However, as non-fundamental policies, the Company will treat reverse repurchase agreements as borrowings, master demand notes as illiquid securities and mortgage dollar rolls as sales transactions and not as a financing.

         For purposes of the restriction on investing more than 25% of the Fund's assets in the securities of issuers in any single industry, the category Financial Services as used in the Financial Statements may include several different industries such as mortgage-backed securities, brokerage firms and other financial institutions.

         For purposes of the Fund's policy not to concentrate their assets, described in the above restrictions, the Fund has adopted the industry classifications set forth in the Appendix to this Statement of Additional Information. This is not a fundamental policy.

         The percentage restrictions described above and in the Fund's Prospectus are applicable only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

How the Funds are Managed

Organization and History. The Company was incorporated in Maryland on December 9, 1981. Prior to March 18, 1996, the Company was named Connecticut Mutual Investment Accounts, Inc. On March 18, 1996 the Fund changed its name from to Oppenheimer Series Fund, Inc. and the Fund changed its name from Connecticut Mutual Total Return Account to Oppenheimer Disciplined Allocation Fund.

         As a Maryland corporation, the Company is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Directors or upon proper request of the shareholders. The Directors will call a meeting of shareholders to vote on the removal of a Director upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Directors receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Company valued at $25,000 or more or holding at least 1% of the Company's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Director, the Directors will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Directors may take such other action as set forth under Section 16(c) of the Investment Company Act.

Directors and Officers of the Company. The Company's Directors and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Director and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Directors except Ms. Macaskill are directors of Oppenheimer Money Market Fund, Inc. All of the Directors are directors of Oppenheimer Capital Appreciation Fund, Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer International Growth Fund, Oppenheimer Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Enterprise Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Bond Fund, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Multiple Strategies Fund, Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust, and Oppenheimer World Bond Fund (collectively the "New York-based Oppenheimer funds"). Ms. Macaskill and Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack, who are officers of the Company, hold the same offices with the other New York-based Oppenheimer funds as with the Company. As of February 7, 1997, the Directors and Officers as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund. That statement does not include ownership of shares held of record by an employee benefit plan for employees of the Manager (three of the officers of the Company listed below, Ms. Macaskill and Messrs. Doll and Donohue, are Directors of that plan) other than the shares beneficially owned under that plan by the officers of the Company listed below.

Leon Levy, Chairman of the Board of Directors; Age: 71
31 West 52nd Street, New York, New York, 10019
General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Director*; Age: 63
Vice Chairman of OppenheimerFunds, Inc.  (the "Manager");   formerly he
held the following positions: Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; Executive Vice President & General Counsel and a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager and an officer of other Oppenheimer funds.

Benjamin Lipstein, Director; Age:  73
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex Publishers, Inc (Publishers of Psychology Today and Mother Earth News) and of Spy Magazine, L.P.

Bridget A. Macaskill, President and Director*; Age:  48
President, Chief Executive Officer and a Director of the Manager and HarbourView; Chairman and a director of SSI, and SFSI; President and a director of OAC and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

Elizabeth B. Moynihan, Director; Age: 67
801 Pennsylvania Avenue, N.W., Washington, DC 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New
York University), National Building Museum; a member of the
Trustees Council, Preservation League of New York State, and of the Indo-U.S. Sub-Commission on Education and Culture.

Kenneth A. Randall, Director; Age: 69
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company), Fidelity Life Association (mutual life insurance company); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.
______________________
* A Director who is an "interested person" of the Company as defined in the Investment Company Act.



Edward V. Regan, Director; Age: 66
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (health care provider); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Director; Age: 65
200 Park Avenue, New York, New York 10166
Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship Inc. (corporate governance consulting); a director of Professional Staff Limited (U.K.); a trustee of Mystic Seaport Museum, International House, Greenwich Historical Society.

Donald W. Spiro, Vice Chairman and Director*; Age: 71
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

Pauline Trigere, Director; Age:  84
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

Clayton K. Yeutter, Director; Age: 66
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel, Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), IMC Global Inc. (chemicals and animal feed) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

Andrew J. Donohue, Secretary; Age: 46
Executive Vice President, General Counsel and a Director of the Manager, the Distributor, HarbourView, SSI, SFSI, Oppenheimer
Partnership Holdings, Inc. and   MultiSource Services, Inc. (a
broker-dealer); President and a director of Centennial; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; an officer of other Oppenheimer funds.

______________________
* A Director who is an "interested person" of the Company as defined in the Investment Company Act.




Robert Doll, Jr., Vice President and Portfolio Manager; Age:  42
Executive Vice President and Director of the Manager; Executive
Vice President of HarbourView; Vice President and a director of OAC; an officer of other Oppenheimer funds.

George C. Bowen, Treasurer; Age:  60
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; President, Treasurer and a director of Centennial Capital Corporation; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI;
Treasurer of OAC;   Treasurer of Oppenheimer Partnership Holdings,
Inc.; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age:  48
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI and SFSI; an officer of other
Oppenheimer funds.

Robert Bishop, Assistant Treasurer; Age:  38
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.

Scott Farrar, Assistant Treasurer; Age:  31
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.

         Remuneration of Directors. The officers of the Fund and certain Directors of the Fund (Ms. Macaskill and Messrs. Galli and Spiro; Ms. Macaskill is also an officer) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below from the Fund. The compensation from the Fund was paid during its fiscal period from January 1, 1996 through October 31, 1996, and from all of the New York-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee or member of a committee of the Board of those funds during the calendar year 1996.

                                   Retirement
                                    Benefits      Total Compensation
                    Aggregate       Accrued as           From All
                    Compensation    Part of        New York-based
Name and Position     From the Fund Fund Expenses        Oppenheimer Funds1
Leon Levy           $1,339          $5,001       $141,000
Chairman and Director

Benjamin Lipstein
Study Committee
Chairman(2), Audit
Committee Member
and Director        $818       $3,057        $88,200

Elizabeth Moynihan
Study Committee Member
and Director        $818       $3,057        $86,200

Kenneth A. Randall
Audit Committee
Chairman & Director $744       $2,781        $78,400

Edward V. Regan
Proxy Committee Chairman(2),
Audit Committee Member and
Director            $653       $2,440        $68,800

Russell S. Reynolds, Jr.
Proxy Committee Member(2)
and Director        $495       $1,848        $52,100

Pauline Trigere
Director            $495       $1,848        $52,100

Clayton K. Yeutter
Proxy Committee Member(2)
and Director        $495       $1,848        $52,100

 For the 1996 calendar year.
(2)Committee position held during a portion of the shown.

     The Company has adopted a retirement plan that provides for payment to a retired Director of up to 80% of the average compensation paid during the Director's five years of service in which the highest compensation was received. A Director must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Director's retirement benefits will depend on the amount of the Director's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

Major Shareholders. As of February 7, 1997, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares except:


The Manager, the Subadvisers and Their Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corporation ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Funds, and three of whom (Ms. Macaskill and Messrs. Galli and Spiro) serve as Directors of the Funds.

     The Manager and the Company have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

          The Investment Advisory Agreements. The Fund has entered into an Investment Advisory Agreement with the Manager. The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under an advisory agreement or by the Distributor under a Distribution Agreement (defined below) are paid by the Fund. The advisory agreement lists examples of expenses to be paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal, and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation.

     For the fiscal years ended December 31, 1994 and 1995 the Management's fees paid to G.R. Phelps & Co., the Fund's Investment Advisor, was $1,173,401 and $1,251,666 respectively. For the fiscal period ended October 31, 1996 the fund paid $1,197,253, in management fees, some of which was paid to G.R. Phelps & Co., investment advisor, prior to March 18, 1996.

     The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from any good faith errors or omissions in connection with any matters to which the Agreement relates. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment activities. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of their corporate names may be withdrawn.

          The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended December 31, 1994 and 1995 and the fiscal period ended October 31, 1996 the aggregate sales charges on sales of the Fund's Class A shares were $902,663, $559,650 and $703,460 respectively, of which the
Distributor and an affiliated broker-dealer retained $0, $0 and $501,951 in those respective years. During the Fund's fiscal period ended October 31, 1996 the contingent deferred sales charges collected on the Fund's Class B shares totalled $12,848. During the fiscal year ended October 31, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totalled $93,675 of which $60,694 was paid to an affiliated broker/dealer. During the Fund's fiscal years ended October 31, 1996 there were no contingent deferred sales charges collected on the Fund's Class C shares. During the fiscal period ended October 31, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares totalled $1,236 of which $0 was paid to an affiliated broker/dealer. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

     For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

          The Transfer Agent.  OppenheimerFunds Services, the
Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under each advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions.
In doing so, the Manager is authorized by the advisory agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by the Board of Directors.

     Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Most purchases made by the Fund are principal transactions at net prices, and the Fund incur little or no brokerage costs. Subject to the provisions of the advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed income agency transactions in the secondary market and otherwise only if it appears likely that a better price or execution can be obtained.

     When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates.
When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager and its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Directors has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income trades to obtain research where the broker has represented to the Manager that (i) the trade is not from the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broadens the scope and supplements the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Directors, including the "independent" Directors of the Company (those Directors of the Company who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plan described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

     Brokerage commissions for the 1994 and 1995 calendar years was $379,734 and $211,491 respectively. During the Fund's fiscal period ended October 31, 1996 total brokerage commissions paid by the Fund was $118,259, $111,769 was paid to brokers as commission in return for research services, the total aggregate dollar amount of those transactions was $79,885,929.

Performance of the Fund

Yield and Total Return Information. From time to time, as set forth in the Fund's Prospectus, the "standardized yield," "dividend yield," "average annual total return," "total return," or "total return at net asset value", as the case may be, of an investment in a class of the Fund may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below. The Fund's maximum sales charge rate on Class A shares was lower prior to March 18, 1996, and actual investment performance would be affected by that change.

         The Fund's advertisement of its performance must, under applicable rules of the SEC, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yields and total returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yields and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return on its shares. The yields and total returns of Class A, Class B and Class C shares of the Fund, as the case may be, are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

Standardized Yields

         Yield. The Fund's "yields" (referred to as "standardized yield") for a given 30-day period for a class of shares are calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

                           2 [( a-b  + 1)6 - 1]
Standardized Yield =    ( cd      )

         The symbols above represent the following factors:

a  =     dividends and interest earned during the 30-day period.
b  =     expenses accrued for the period (net of any expense
         reimbursements).
c  =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive
         dividends.
d  =     the maximum offering price per share of the class on the last day of the period, using the current maximum sales charge rate adjusted for undistributed net investment income.

         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ.

         Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield of the Class =       Dividends of the Class       DIVIDED BY:
Number of days (accrual
                        Max. Offering Price of the Class
period) x 365
                             (last day of period)

         The maximum offering price for Class A shares includes the current maximum front-end sales charge. For Class B or Class C shares, as the case may be, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges. From time to time similar yield or distribution return calculations may also be made using the Class
A net asset value (instead of its respective maximum offering price) at the end of the period.

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return," and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

         The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1,5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enable an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

         Average Annual Total Returns. The "average annual total return" of each class of the Fund is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment according to the following formula:

         (ERV)1/n  -  1  =  Average Annual Total Return
           P

         Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

         ERV-P  =  Total Return
          P

         The average annual total returns on an investment in Class A shares of the Fund for the one, five and ten year periods ended
October 31, 1996 and for the period from September 16, 1985
(commencement of operations) to October 31, 1996 were 5.07%,
10.10%, 10.76%, and 11.74% respectively.

         The average annual total return on Class B shares for the one-year period ended October 31, 1996 and for the period October 2, 1995 (commencement of the public offering of the class) through October 31, 1996 were 5.58% and 6.20%, respectively.

         The "cumulative total return" on Class C shares for the period May 1, 1996 (commencement of the public offering of the class) through October 31, 1996 was 3.08%. The "cumulative total return" on Class A from September 16, 1985 to October 31, 1996 was 243.86%.
The "cumulative total return on Class B for the period from October
2, 1995 through October 31, 1996 was 6.72%. The "cumulative total return" on Class C shares for the period from May 1, 1996 to October 31, 1996 was 3.08%.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% as a percentage of the offering price, is deducted from the initial investment ("P"), unless the return is shown at net asset value, as discussed below. For Class
B shares the payment of the current contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at the
net asset value, as described below).   For Class C shares, the
1.0% contingent deferred sales charge is applied to the investment
results for the one-year period (or less).   Total returns also
assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

         Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A, Class B or Class C shares, as the case may be. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

         The average annual total returns at net asset value on the Fund's Class A shares for the one, five and ten year periods ended October 31, 1996 and from September 16, 1995 (commencement of operations) to October 31, 1996 were 11.48%, 11.41%, 11.42% and
12.34%. The average annual total returns at net asset value for the Fund's Class B shares for the one year period ended October 31, 1996 and for the period from October 2, 1995 (commencement of the public offering of the class) through October 31, 1996 were 10.58% and 9.88%. The cumulative total returns at net asset value for the Fund's Class C shares for the period May 1, 1996 (commencement of the public offering of the Class) through October 31, 1996 was 4.08%.

         The "cumulative total returns at net asset value" of the Fund's Class A shares for the period from inception to October 31, 1996 was 264.84%. For Class B shares, the "cumulative total returns at net asset value for the period from inception through October 31, 1996 was 10.72%. For Class C shares, the cumulative total return at net asset value from inception to October 31, 1996 was 4.08%.

         Other Performance Comparisons. From time to time the Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New York Times.
These articles may include quotations of performance from other sources, such as Lipper Analytical Services, Inc. or Morningstar,
Inc.

         From time to time the Funds may publish the star ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories, domestic stock funds, international stock funds, taxable bond funds and municipal bond funds, based on risk-adjusted total investment returns. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's or class's performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%"), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class's 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%), respectively, or its combined 3-, 5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

         A Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

Distribution and Service Plans

         The Fund has adopted a Service Plan for Class A Shares and a Distribution and Service Plan for Class B shares under Rule 12b-1 of the Investment Company Act. The Fund has adopted a Distribution and Service Plan for Class C shares of such Fund under Rule 12b-1 of the Investment Company Act. Pursuant to such Plans, the Fund will reimburse the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each
Plan has been approved by a vote of (i) the Board of Directors of the Company, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for the Class C shares, the votes were cast by the Manager as the then-sole initial holder of Class
C shares of the Fund.

         In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.

         Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Company's Board of Directors including its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to a Class A Plan that would materially increase payments under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board and the Independent Directors.

         While the Plans are in effect, the Treasurer of the Funds shall provide separate written reports to the Board of Directors at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment and the purpose of the payments. The report for the Class B Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectuses and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duty.
Each Plan further provides that while it is in effect, the selection and nomination of those Directors who are not "interested persons" of the Fund are committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all shares of the Fund held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Directors. Initially, the Board of Directors has set the fee at the maximum rate and set no minimum amount. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

         For the fiscal period ended October 31, 1996, payments under this Class A Plan totaled $474,151, of which $324,243 was paid to an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years.
Payments received by the Distributor under Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

         The Class B and Class C Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectuses. The advance payment is based on the net asset value of the Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance payment of the service fee. In the event Class B or Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment to the Distributor.

         Payments made under the Class B plan for the fiscal year ended October 31, 1996, total $19,225 of which $15,073 was retained by the Distributor. Payments made under the Class C plan for the fiscal year ended October 31, 1996, totaled $276, of which $0 was retained by the Distributor.

         Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B or Class C Plan and from contingent deferred sales charges collected on redeemed Class B or Class C shares) the sales commissions paid to authorized brokers or dealers.

         Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B and Class C shares of the Fund. The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate whether the Distributor's distribution expenses are more than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans or provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The Fund offers three classes of shares, Class A, Class B and Class C shares. The availability of multiple classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.


         The Fund's classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

         The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Directors, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; it may close on other days. Trading may occur at times when the Exchange is closed (including weekends and holidays or after 4:00 P.M., on a regular business day). Because the net asset values of the Fund will not be calculated at such times, if securities held in the Fund's portfolio are traded at such time, the net asset values per share of Class A, Class B and Class C shares of the Fund may be significantly affected on such days when shareholders do not have the ability to purchase or redeem shares.

         The Company's Board of Directors has established procedures for the valuation of the Fund's securities, generally as follows:
(i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing "bid" prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Company's Board of Directors or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date; or at the mean between "bid" and "ask" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by the Company's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "ask" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "ask" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).

         In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. The Manager may use pricing services approved by the Board of Directors to price U.S. Government Securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Directors or the Manager, under procedures established by the Board of Directors, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

         Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ, on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makes (which in certain cases may be "bid" price if "ask" price is not available).

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to market") to reflect the current market value of the call or put. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for such purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. A reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Fund's Prospectus because the Distributor or broker-dealer incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, siblings, sons- and daughters-in-law, aunts, uncles, nieces and nephews, a sibling's spouse and a spouse's siblings.

           The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

         Oppenheimer Municipal Bond Fund
         Oppenheimer New York Municipal Fund
         Oppenheimer California Municipal Fund
         Oppenheimer Intermediate Municipal Fund
         Oppenheimer Insured Municipal Fund
         Oppenheimer Main Street California Municipal Fund
         Oppenheimer Florida Municipal Fund
         Oppenheimer Pennsylvania Municipal Fund
         Oppenheimer New Jersey Municipal Fund
         Oppenheimer Fund
         Oppenheimer Discovery Fund
         Oppenheimer Capital Appreciation Fund
         Oppenheimer Growth Fund
         Oppenheimer Equity Income Fund
         Oppenheimer Value Stock Fund
         Oppenheimer Multiple Strategies Fund
         Oppenheimer Total Return Fund, Inc.
         Oppenheimer Main Street Income & Growth Fund
         Oppenheimer High Yield Fund
         Oppenheimer Champion Income Fund
         Oppenheimer Bond Fund
         Oppenheimer U.S. Government Trust
         Oppenheimer Limited-Term Government Fund
         Oppenheimer Global Fund
         Oppenheimer Global Emerging Growth Fund
         Oppenheimer Global Growth & Income Fund
         Oppenheimer Gold & Special Minerals Fund
         Oppenheimer Strategic Income Fund
         Oppenheimer Strategic Income & Growth Fund
         Oppenheimer International Bond Fund
         Oppenheimer International Growth Fund
         Oppenheimer Enterprise Fund
         Oppenheimer Quest Opportunity Value Fund
         Oppenheimer Quest Growth & Income Value Fund
         Oppenheimer Quest Small Cap Value Fund
         Oppenheimer Quest Officers Value Fund
         Oppenheimer Quest Global Value Fund, Inc.
         Oppenheimer Quest Value Fund, Inc.
         Oppenheimer Bond Fund for Growth
         Limited-Term New York Municipal Fund*
         Rochester Fund Municipals*
         Oppenheimer Disciplined Value Fund
         Oppenheimer Disciplined Allocation Fund
         Oppenheimer LifeSpan Balanced Fund
         Oppenheimer LifeSpan Income Fund
         Oppenheimer LifeSpan Growth Fund
         Oppenheimer Developing Markets Fund

and the following "Money Market Funds":

         Oppenheimer Money Market Fund, Inc.
         Oppenheimer Cash Reserves
         Centennial Money Market Trust
         Centennial Tax Exempt Trust
         Centennial Government Trust
         Centennial New York Tax Exempt Trust
         Centennial California Tax Exempt Trust
         Centennial America Fund, L.P.
         Daily Cash Accumulation Fund, Inc.
________________________-
* Shares of the Fund are not presently exchangeable for shares of this fund.

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds
(under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a CDSC).

         Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund (and Class A and Class B shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Fund's Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.
         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectuses entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectuses. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transactions.

         There is a front-end sales charge on the purchase of Class A shares of certain OppenheimerFunds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Transfer Agent, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them.
The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

         Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent differed sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

         The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

 How to Sell Shares

         Information on how to sell shares of the Fund is stated in the Prospectuses. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

         Involuntary Redemptions. The Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the number of shares is less than 1,000. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

         Selling Shares by Wire. The wire of redemption proceeds may be delayed if the Fund's Custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

         Payments "In Kind". The Fund's Prospectus states that payment for shares tendered for redemption is ordinarily made in cash.
However, if the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and such valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares purchased subject to an initial sales charge, or
(ii) Class A or Class B shares on which the shareholder paid a contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Fund's Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Director, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Fund's Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Director and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase their shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectuses.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of the payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the Class B and Class C contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charge is waived as described in the Prospectuses under "Class B Contingent Deferred Sales Charge" or in "Class C Contingent Deferred Sales Charge").

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below as well as the Prospectuses. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

         Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent and the Fund in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of such Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares. As stated in the Prospectuses, shares of a particular class of OppenheimerFunds having more than one class of shares may be exchanged only for shares of the same class of other OppenheimerFunds. Shares of the OppenheimerFunds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P. and Daily Cash Accumulation Fund Inc., which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund, which only offers Class A and Class B shares. Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or available for direct purchases through OppenheimerFunds sponsored 401(k) plans.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge).

         Shares of the Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, shares of Oppenheimer Money Market Fund,
Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectuses for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Fund's Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         When exchanging shares by telephone, the shareholder must either have an existing account in, or obtain acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the funds selected are appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C shares" above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.

         If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, they will not be liable for Federal income taxes on amounts paid by them as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above, at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of the Fund on the same basis.

Additional Information About The Fund

The Custodian.  State Street Bank and Trust Company is the
Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.


                        INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of Oppenheimer
Disciplined Allocation Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Disciplined
Allocation Fund (formerly Connecticut Mutual Growth Account) as of
October 31, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the ten month period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial Statements and financial highlights based on our audit.
The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for the five years ended December 31, 1995 were audited by other auditors whose report dated February 9, 1996, expressed an unqualified opinion on this information.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dates in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Allocation Fund as of October 31, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the ten month period ended October 31, 1996, in conformity with generally accepted accounting principles.

               /s/ KPMG Peat Marwick LLP
               -------------------------
                        KPMG PEAT MARWICK LLP

                        Denver, Colorado
                        November 21, 1996

      STATEMENT OF INVESTMENTS   October 31, 1996




                                                                                          FACE
    MARKET VALUE
                                                                                                   AMOUNT
    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
----------------
MORTGAGE-BACKED OBLIGATIONS--8.7%

----------------------------------------------------------------------------------------------------------------
----------------
GOVERNMENT AGENCY--7.4%

----------------------------------------------------------------------------------------------------------------
----------------
FHLMC/FNMA/SPONSORED--3.8%     Federal Home Loan Mortgage Corp.:
                               Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
                               Participation Certificates, Series 1992-15, Cl. KZ, 7%, 2/25/22     $    688,495
    $  597,270
                               Gtd. Multiclass Mtg. Participation Certificates, 6%, 3/1/09              913,902
       889,117
                               Gtd. Multiclass Mtg. Participation Certificates, Series 1337,
                                Cl. D, 6%, 8/15/07                                                    1,000,000
       942,180
                               Gtd. Multiclass Mtg. Participation Certificates, Series 1820,
                                Cl. Pl, 5.75%, 7/15/06                                                1,000,000
       979,063
                               Gtd. Multiclass Mtg. Participation Certificates, Series 1994-43,
                               Cl. PE, 6%, 12/25/19                                                     800,000
       790,496
                               Series 1849, Cl. VA, 6%, 12/15/10                                        947,402
       932,301

-------------------------------------------------------------------------------------------------
                               Federal National Mortgage Assn.:
                               6%, 12/1/03                                                              937,679
       921,383
                               6.50%, 3/1/26                                                            754,821
       722,251
                               7.50%, 1/1/08                                                            414,136
       422,079
                               7.50%, 3/1/08                                                            366,445
       373,459
                               7.50%, 6/1/08                                                            254,522
       259,394
                               Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
                               Investment Conduit Pass-Through Certificates, Series
                               1993-181, Cl. C, 5.40%, 10/25/02                                         400,000
       397,000
                               Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
                               Investment Conduit Pass-Through Certificates, Series
                               1993-190, Cl. Z, 5.85%, 7/25/08                                          297,833
       293,599
                               Interest-Only Stripped Mtg.-Backed Security, Series 1993-223,
                                Cl. PM, 7.709%, 10/25/23(1)                                           2,655,775
       442,346

    ----------

     8,961,938

----------------------------------------------------------------------------------------------------------------
----------------
GNMA/GUARANTEED--3.6%          Government National Mortgage Assn.:
                               6.50%, 10/15/23--4/15/24                                               5,806,473
     5,593,732
                               7%, 4/15/09--2/15/24                                                   1,622,059
     1,613,111
                               7.50%, 3/15/09                                                           805,644
       824,311
                               8%, 5/15/17                                                              557,587
       577,967

    ----------

     8,609,121

----------------------------------------------------------------------------------------------------------------
----------------
PRIVATE--1.3%

----------------------------------------------------------------------------------------------------------------
----------------
COMMERCIAL--0.6%               Chase Commercial Mortgage Securities Corp.,
                               Commercial Mtg. Obligations, Series 1996-1, Cl. A2, 7.60%,
                                7/18/28                                                               1,500,000
     1,539,023
----------------------------------------------------------------------------------------------------------------
----------------
MANUFACTURED HOUSING--0.2%     Green Tree Financial Corp., Series 1994-7, Cl. A3, 8%, 3/15/20           500,000
       511,405
----------------------------------------------------------------------------------------------------------------
----------------
MULTI-FAMILY--0.2%             Housing Securities, Inc., Series 1994-3, Cl. A3, 7.25%, 9/25/12          362,868
       363,548
----------------------------------------------------------------------------------------------------------------
----------------
RESIDENTIAL--0.3%              GE Capital Mortgage Securities, Inc., Series-HE2, Cl. A3, 7.30%,
                                3/25/12                                                                 700,000
       709,516

    ----------
                               Total Mortgage-Backed Obligations (Cost $20,512,673)
    20,694,551

================================================================================================================
================
U.S. GOVERNMENT OBLIGATIONS--36.3%

----------------------------------------------------------------------------------------------------------------
----------------
AGENCY--22.4%

----------------------------------------------------------------------------------------------------------------
----------------
                               Federal Home Loan Bank Consolidated Disc. Nts.:
                               5.16%, 11/14/96                                                      20,000,000
    19,962,733
                               5.50%, 11/1/96                                                       26,200,000
    26,200,000

-------------------------------------------------------------------------------------------------
                               Federal Home Loan Mortgage Corp., 5.18%, 11/18/96                     7,000,000
     6,982,877

    ----------

    53,145,610

5  Oppenheimer Disciplined Allocation Fund

                                                                                                    FACE
  MARKET VALUE
                                                                                                    AMOUNT
  SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
----------------
TREASURY--13.9%                U.S. Treasury Bonds:
                               7.50%, 11/15/16                                                       $8,475,000
  $  9,168,891
                               8.75%, 5/15/17                                                         8,250,000
    10,065,000

-------------------------------------------------------------------------------------------------
                               U.S. Treasury Nts.:
                               5.75%, 8/15/03                                                           300,000
       292,231
                               6.50%, 8/15/05                                                         4,000,000
     4,042,500
                               7.25%, 8/15/04                                                         5,600,000
     5,913,247
                               7.50%, 11/15/01                                                        3,400,000
     3,600,412

  ------------

    33,082,281

  ------------
                               Total U.S. Government Obligations (Cost $84,369,697)
    86,227,891

================================================================================================================
================
FOREIGN GOVERNMENT OBLIGATIONS--0.3%

----------------------------------------------------------------------------------------------------------------
----------------
                               Colombia (Republic of) Unsub. Nts., 7.125%, 5/11/98                      300,000
       301,125

-------------------------------------------------------------------------------------------------
                               United Mexican States Bonds, 6.97%, 8/12/00                              250,000
       234,062

  ------------
                               Total Foreign Government Obligations (Cost $537,244)
       535,187

================================================================================================================
================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--21.3%

----------------------------------------------------------------------------------------------------------------
----------------
BASIC MATERIALS--2.2%

----------------------------------------------------------------------------------------------------------------
----------------
CHEMICALS--1.3%                Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                   500,000
       506,585

-------------------------------------------------------------------------------------------------
                               FMC Corp., 8.75% Sr. Nts., 4/1/99                                        500,000
       525,588

-------------------------------------------------------------------------------------------------
                               Lyondell Petrochemical Co., 8.25% Nts., 3/15/97                        1,100,000
     1,109,749

-------------------------------------------------------------------------------------------------
                               Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20          500,000
       612,666

-------------------------------------------------------------------------------------------------
                               PPG Industries, Inc., 9% Debs., 5/1/21                                   250,000
       301,076

  ------------

     3,055,664

----------------------------------------------------------------------------------------------------------------
----------------
METALS--0.4%                   Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                               850,000
       921,706
----------------------------------------------------------------------------------------------------------------
----------------
PAPER--0.5%                    Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                  500,000
       501,875

-------------------------------------------------------------------------------------------------
                               Georgia-Pacific Corp., 9.85% Credit Sensitive Nts., 6/15/97              750,000
       768,057

  ------------

     1,269,932

----------------------------------------------------------------------------------------------------------------
----------------
CONSUMER CYCLICALS--2.3%

----------------------------------------------------------------------------------------------------------------
----------------
AUTOS & HOUSING--0.3%          Black & Decker Corp., 6.625% Nts., 11/15/00                              700,000
       703,212
----------------------------------------------------------------------------------------------------------------
----------------
LEISURE & ENTERTAINMENT--0.7%  Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                500,000
       502,509

-------------------------------------------------------------------------------------------------
                               Walt Disney Co., 6.375% Sr. Unsec. Bonds, Series A, 3/30/01            1,250,000
     1,248,499

  ------------

     1,751,008

----------------------------------------------------------------------------------------------------------------
----------------
MEDIA--0.6%                    Reed Elsevier, Inc., 6.625% Nts., 10/15/23(2)                            400,000
       358,176

-------------------------------------------------------------------------------------------------
                               Tele-Communications, Inc., 7.14% Sr. Medium-Term Nts., 2/3/98            400,000
       401,018

-------------------------------------------------------------------------------------------------
                               Time Warner, Inc., 7.45% Nts., 2/1/98                                    700,000
       710,599

  ------------

     1,469,793

----------------------------------------------------------------------------------------------------------------
----------------
RETAIL: GENERAL--0.7%          Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                 350,000
       383,039

-------------------------------------------------------------------------------------------------
                               Price/Costco, Inc., 7.125% Sr. Nts., 6/15/05                             400,000
       398,918

-------------------------------------------------------------------------------------------------
                               Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                     300,000
       314,879

-------------------------------------------------------------------------------------------------
                               Wal-Mart Stores, Inc., 5.875% Nts., 10/15/05                             500,000
       471,089

  ------------

     1,567,925

6  Oppenheimer Disciplined Allocation Fund

                                                                                                    FACE
    MARKET VALUE
                                                                                                    AMOUNT
    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
----------------
CONSUMER NON-CYCLICALS--2.0%

----------------------------------------------------------------------------------------------------------------
----------------
BEVERAGES--0.2%                Fomento Economico Mexico SA, 9.50% Unsub. Nts., 7/22/97              $   450,000
    $  456,188
----------------------------------------------------------------------------------------------------------------
----------------
FOOD--0.9%                     ConAgra, Inc., 9.75% Sr. Nts., 11/1/97                                   500,000
       518,719

-------------------------------------------------------------------------------------------------
                               CPC International, Inc., 6.15% Unsec. Nts., Series C, 1/15/06            500,000
       480,722

-------------------------------------------------------------------------------------------------
                               Dole Food Co., 6.75% Nts., 7/15/00                                       530,000
       533,275

-------------------------------------------------------------------------------------------------
                               Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                  500,000
       514,489

    ----------

     2,047,205

----------------------------------------------------------------------------------------------------------------
----------------
HEALTHCARE/DRUGS--0.4%         Roche Holdings, Inc., 2.75% Bonds, 4/14/00                               950,000
       859,156
----------------------------------------------------------------------------------------------------------------
----------------
HEALTHCARE/SUPPLIES &          Tenet Healthcare Corp., 8.625% Sr. Unsec. Nts., 12/1/03                  500,000
       531,250
SERVICES--0.2%
----------------------------------------------------------------------------------------------------------------
----------------
HOUSEHOLD GOODS--0.3%          Electrolux AB, 7.75% Sr. Unsub. Debs., 6/17/97                           500,000
       505,000

-------------------------------------------------------------------------------------------------
                               Kimberly-Clark Corp., 7.875% Debs., 2/1/23                               290,000
       305,042

    ----------

       810,042

----------------------------------------------------------------------------------------------------------------
----------------
ENERGY--2.5%

----------------------------------------------------------------------------------------------------------------
----------------
ENERGY SERVICES &              Coastal Corp., 8.125% Sr. Nts., 9/15/02                                  500,000
       533,086
PRODUCERS--0.7%
-------------------------------------------------------------------------------------------------
                               Ferrellgas LP/Ferrellgas Finance Corp., 10% Sr. Nts., 8/1/01             500,000
       520,000

-------------------------------------------------------------------------------------------------
                               Petroliam Nasional Berhad, 6.875% Nts., 7/1/03(2)                        500,000
       505,377

    ----------

     1,558,463

----------------------------------------------------------------------------------------------------------------
----------------
OIL-INTEGRATED--1.8%           BP America, Inc., 8.875% Gtd. Debs., 12/1/97                             500,000
       515,641

-------------------------------------------------------------------------------------------------
                               Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                   915,000
       918,045

-------------------------------------------------------------------------------------------------
                               Norsk Hydro AS, 8.75% Bonds, 10/23/01                                    500,000
       542,500

-------------------------------------------------------------------------------------------------
                               Occidental Petroleum Corp., 6.27% Medium-Term Nts., 11/8/00            1,000,000
       990,307

-------------------------------------------------------------------------------------------------
                               Phillips Petroleum Co., 7.53% Pass-Through Certificates,
                               Series 1994-A1, 9/27/98                                                  733,269
       743,704

-------------------------------------------------------------------------------------------------
                               TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                         500,000
       626,030

    ----------

     4,336,227

----------------------------------------------------------------------------------------------------------------
----------------
FINANCIAL--8.3%

----------------------------------------------------------------------------------------------------------------
----------------
BANKS--1.3%                    BankAmerica Corp., 6% Nts., 7/15/97                                      500,000
       500,810

-------------------------------------------------------------------------------------------------
                               Chase Manhattan Corp. (New), 10.125% Sub. Nts., 11/1/00                  250,000
       281,550

-------------------------------------------------------------------------------------------------
                               Citicorp, 5.625% Sr. Nts., 2/15/01                                       550,000
       533,401

-------------------------------------------------------------------------------------------------
                               First Fidelity Bancorporation, 8.50% Sub. Capital Nts., 4/1/98           500,000
       514,866

-------------------------------------------------------------------------------------------------
                               Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                 250,000
       282,204

-------------------------------------------------------------------------------------------------
                               Marshall & Ilsley Corp., 6.95% Medium-Term Nts., Series C, 3/31/97       500,000
       502,739

-------------------------------------------------------------------------------------------------
                               Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                400,000
       402,520

    ----------

     3,018,090

----------------------------------------------------------------------------------------------------------------
----------------
DIVERSIFIED FINANCIAL--6.6%    American General Finance Corp.:
                               7.70% Sr. Nts., 11/15/97                                                 500,000
       509,242
                               8.50% Sr. Nts., 8/15/98                                                  500,000
       520,978

-------------------------------------------------------------------------------------------------
                               Aristar, Inc., 8.125% Sr. Nts., 12/1/97                                  250,000
       255,684

-------------------------------------------------------------------------------------------------
                               Associates Corp. of North America, 6.75% Sr. Nts., 10/15/99              500,000
       506,862

-------------------------------------------------------------------------------------------------
                               Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                     500,000
       503,502

-------------------------------------------------------------------------------------------------
                               Chrysler Financial Corp., 5.875% Nts., 2/7/01                          1,000,000
       977,424

-------------------------------------------------------------------------------------------------
                               Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                      1,000,000
       966,297

7  Oppenheimer Disciplined Allocation Fund

                                                                                                     FACE
   MARKET VALUE
                                                                                                     AMOUNT
   SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
----------------
DIVERSIFIED FINANCIAL          Countrywide Funding Corp.:
(CONTINUED)                    6.05% Gtd. Medium-Term Nts., Series D, 3/1/01                         $  400,000
   $   392,143
                               6.085% Gtd. Medium-Term Nts., Series B, 7/14/99                          500,000
       497,200
                               6.57% Gtd. Medium-Term Nts., Series A, 8/4/97                            250,000
       251,470

-------------------------------------------------------------------------------------------------
                               Fleet Mtg. Group, Inc.:
                               6.125% Nts., 8/15/97                                                   1,000,000
     1,002,308
                               6.50% Nts., 9/15/99                                                      250,000
       251,544

-------------------------------------------------------------------------------------------------
                               Ford Motor Credit Co.:
                               6.25% Unsub. Nts., 2/26/98                                               500,000
       503,240
                               8% Nts., 12/1/97                                                         500,000
       510,781

-------------------------------------------------------------------------------------------------
                               General Motors Acceptance Corp.:
                               5.65% Medium-Term Nts., 12/15/97                                       1,000,000
       997,437
                               7.75% Medium-Term Nts., 1/17/97                                          750,000
       750,919

-------------------------------------------------------------------------------------------------
                               Golden West Financial Corp., 10.25% Sub. Nts., 5/15/97                   500,000
       511,471

-------------------------------------------------------------------------------------------------
                               Household Finance Corp. Ltd., 6% Gtd. Sr. Nts., 6/30/98                  250,000
       249,124

-------------------------------------------------------------------------------------------------
                               Household International BV, 6% Gtd. Sr. Nts., 3/15/99                    500,000
       496,279

-------------------------------------------------------------------------------------------------
                               Merrill Lynch & Co., Inc.:
                               6% Nts., 3/1/01                                                          500,000
       490,235
                               6.50% Nts., 4/1/01                                                       500,000
       499,441

-------------------------------------------------------------------------------------------------
                               Norwest Financial, Inc., 6.50% Sr. Nts., 11/15/97                        500,000
       503,435

-------------------------------------------------------------------------------------------------
                               Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                     750,000
       779,938

-------------------------------------------------------------------------------------------------
                               Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D, 3/1/99            1,000,000
     1,046,846

-------------------------------------------------------------------------------------------------
                               Sears Roebuck Acceptance Corp., 5.99% Medium-Term Nts.,
                               Series 1, 12/26/00                                                       500,000
       492,422

-------------------------------------------------------------------------------------------------
                               TransAmerica Finance Corp.:
                               6.75% Sr. Nts., 8/15/97                                                  500,000
       503,454
                               6.80% Sr. Nts., 3/15/99                                                  250,000
       253,357

-------------------------------------------------------------------------------------------------
                               U.S. Leasing International, 7% Nts., 11/1/97                             500,000
       505,296

   -----------

    15,728,329
----------------------------------------------------------------------------------------------------------------
----------------
INSURANCE--0.4%                Equitable Life Assurance Society (U.S.A.), 6.95% Surplus Nts.,
                               12/1/05(2)                                                               500,000
       493,904

-------------------------------------------------------------------------------------------------
                               SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                   450,000
       473,497

   -----------

       967,401

----------------------------------------------------------------------------------------------------------------
----------------
INDUSTRIAL MATERIALS--0.2%     American Standard, Inc., 10.875% Sr. Nts., 5/15/99                       490,000
       523,075
----------------------------------------------------------------------------------------------------------------
----------------
INDUSTRIAL SERVICES--0.4%      Bass America, Inc., 6.75% Gtd. Nts., 8/1/99                              250,000
       254,002

-------------------------------------------------------------------------------------------------
                               PHH Corp., 6.50% Nts., 2/1/00                                            350,000
       351,469

-------------------------------------------------------------------------------------------------
                               Procter & Gamble Co., 9.36% Debs., 1/1/21                                250,000
       305,908

   -----------

       911,379

----------------------------------------------------------------------------------------------------------------
----------------
MANUFACTURING--0.6%            Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                        400,000
       409,000

-------------------------------------------------------------------------------------------------
                               Tenneco, Inc.:
                               10% Debs., 8/1/98                                                        375,000
       398,892
                               9.25% Sr. Nts., 11/1/96                                                  500,000
       500,000

   -----------

     1,307,892

----------------------------------------------------------------------------------------------------------------
----------------
TRANSPORTATION--0.8%           Federal Express Corp., 6.25% Nts., 4/15/98                               750,000
       751,807

-------------------------------------------------------------------------------------------------
                               Union Pacific Corp.:
                               7% Nts., 6/15/00                                                         500,000
       509,773
                               7.60% Nts., 5/1/05                                                       500,000
       520,770

   -----------

     1,782,350

8  Oppenheimer Disciplined Allocation Fund

                                                                                                       FACE
   MARKET VALUE
                                                                                                       AMOUNT
   SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
----------------
TECHNOLOGY--0.4%

----------------------------------------------------------------------------------------------------------------
----------------
AEROSPACE/DEFENSE--0.2%        British Aerospace plc, 8% Debs., 5/27/97                                $500,000
   $   505,938
----------------------------------------------------------------------------------------------------------------
----------------
TELECOMMUNICATIONS-            MCI Communications Corp., 7.125% Sr. Nts., 1/20/00                       500,000
       512,657
TECHNOLOGY--0.2%

----------------------------------------------------------------------------------------------------------------
----------------
UTILITIES--1.6%

----------------------------------------------------------------------------------------------------------------
----------------
ELECTRIC UTILITIES--0.3%       Consumers Power Co., 8.75% Mtg. Nts., 2/15/98                            500,000
       513,559

-------------------------------------------------------------------------------------------------
                               El Paso Electric Co., 7.25% First Mtg. Nts., Series A, 2/1/99            250,000
       250,625

   -----------

       764,184

----------------------------------------------------------------------------------------------------------------
----------------
GAS UTILITIES--1.0%            Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05                500,000
       493,576

-------------------------------------------------------------------------------------------------
                               NorAm Energy Corp., 9.875% Nts., 4/15/97                                 750,000
       763,407

-------------------------------------------------------------------------------------------------
                               Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                500,000
       502,148

-------------------------------------------------------------------------------------------------
                               Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06      650,000
       617,183

   -----------

     2,376,314

----------------------------------------------------------------------------------------------------------------
----------------
TELEPHONE UTILITIES--0.3%      GTE Corp., 8.85% Debs., 3/1/98                                           750,000
       776,892

   -----------
                               Total Non-Convertible Corporate Bonds and Notes (Cost $50,451,488)
    50,512,272

                                                                                                        SHARES

================================================================================================================
================
COMMON STOCKS--32.7%

----------------------------------------------------------------------------------------------------------------
----------------
BASIC MATERIALS--1.7%

----------------------------------------------------------------------------------------------------------------
----------------
CHEMICALS--1.0%                Cabot Corp.                                                               9,900
       238,837

-------------------------------------------------------------------------------------------------
                               Potash Corp. of Saskatchewan, Inc.                                       12,700
       900,112

-------------------------------------------------------------------------------------------------
                               Union Carbide Corp.                                                      28,000
     1,193,500

   -----------

     2,332,449

----------------------------------------------------------------------------------------------------------------
----------------
METALS--0.3%                   UCAR International, Inc.(3)                                              19,100
       747,287
----------------------------------------------------------------------------------------------------------------
----------------
PAPER--0.4%                    Fort Howard Corp.(3)                                                     41,900
     1,073,687
----------------------------------------------------------------------------------------------------------------
----------------
CONSUMER CYCLICALS--3.6%

----------------------------------------------------------------------------------------------------------------
----------------
AUTOS & HOUSING--0.3%          Black & Decker Corp.                                                     20,500
       766,187
----------------------------------------------------------------------------------------------------------------
----------------
LEISURE & ENTERTAINMENT--0.7%  AMR Corp.(3)                                                             13,300
     1,117,200

-------------------------------------------------------------------------------------------------
                               Northwest Airlines Corp., Cl. A(3)                                       17,100
       566,437

   -----------

     1,683,637

----------------------------------------------------------------------------------------------------------------
----------------
RETAIL: GENERAL--2.0%          Eckerd Corp.(3)                                                          47,600
     1,320,900

-------------------------------------------------------------------------------------------------
                               Federated Department Stores, Inc.(3)                                     33,000
     1,089,000

-------------------------------------------------------------------------------------------------
                               Price/Costco, Inc.(3)                                                    61,100
     1,214,362

-------------------------------------------------------------------------------------------------
                               U.S. Industries, Inc.(3)                                                 43,700
     1,179,900

   -----------

     4,804,162

----------------------------------------------------------------------------------------------------------------
----------------
RETAIL: SPECIALTY--0.6%        Toys 'R' Us, Inc.(3)                                                     37,900
     1,283,862
----------------------------------------------------------------------------------------------------------------
----------------
CONSUMER NON-CYCLICALS--5.1%

----------------------------------------------------------------------------------------------------------------
----------------
BEVERAGES--0.6%                Anheuser-Busch Cos., Inc.                                                37,200
     1,432,200
----------------------------------------------------------------------------------------------------------------
----------------
FOOD--2.1%                     American Stores Co.                                                      36,100
     1,493,637

-------------------------------------------------------------------------------------------------
                               Archer-Daniels-Midland Co.                                               54,780
     1,191,465

-------------------------------------------------------------------------------------------------
                               Dole Food Co.                                                            22,900
       893,100

-------------------------------------------------------------------------------------------------
                               Kroger Co.(3)                                                            30,500
     1,361,062

   -----------

     4,939,264

9  Oppenheimer Disciplined Allocation Fund


  MARKET VALUE
                                                                                                        SHARES
  SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
--------------
HEALTHCARE/DRUGS--0.7%         Bristol-Myers Squibb Co.                                                 14,700
  $1,554,525
----------------------------------------------------------------------------------------------------------------
--------------
HEALTHCARE/SUPPLIES &          Columbia/HCA Healthcare Corp.                                            20,850
     745,388
SERVICES--0.8%
-----------------------------------------------------------------------------------------------
                               OrNda Healthcorp(3)                                                      44,400
   1,209,900

  ----------

   1,955,288

----------------------------------------------------------------------------------------------------------------
--------------
HOUSEHOLD GOODS--0.9%          Premark International, Inc.                                              53,100
   1,108,463

-----------------------------------------------------------------------------------------------
                               Tupperware Corp.                                                         20,400
   1,048,050

  ----------

   2,156,513

----------------------------------------------------------------------------------------------------------------
--------------
ENERGY--2.1%

----------------------------------------------------------------------------------------------------------------
--------------
                               Amoco Corp.                                                              16,000
   1,212,000

-----------------------------------------------------------------------------------------------
                               Chevron Corp.                                                            28,900
   1,900,175

-----------------------------------------------------------------------------------------------
                               Mobil Corp.                                                              15,000
   1,751,250

  ----------

   4,863,425

----------------------------------------------------------------------------------------------------------------
--------------
FINANCIAL--5.4%

----------------------------------------------------------------------------------------------------------------
--------------
BANKS--3.2%                    Bank of Boston Corp.                                                     39,800
   2,547,200

-----------------------------------------------------------------------------------------------
                               BankAmerica Corp.                                                        25,400
   2,324,100

-----------------------------------------------------------------------------------------------
                               Chase Manhattan Corp. (New)                                               7,500
     643,125

-----------------------------------------------------------------------------------------------
                               NationsBank Corp.                                                        10,900
   1,027,325

-----------------------------------------------------------------------------------------------
                               PNC Bank Corp.                                                           31,500
   1,141,875

  ----------

   7,683,625

----------------------------------------------------------------------------------------------------------------
--------------
DIVERSIFIED FINANCIAL--0.8%    Crescent Real Estate Equities, Inc.                                      11,000
     459,250

-----------------------------------------------------------------------------------------------
                               Salomon, Inc.                                                            29,800
   1,344,725

  ----------

   1,803,975

----------------------------------------------------------------------------------------------------------------
--------------
INSURANCE--1.4%                AFLAC, Inc.                                                              29,600
   1,187,700

-----------------------------------------------------------------------------------------------
                               General Re Corp.                                                          7,100
   1,045,475

-----------------------------------------------------------------------------------------------
                               Travelers/Aetna Property Casualty Corp., Cl. A                           39,700
   1,191,000

  ----------

   3,424,175

----------------------------------------------------------------------------------------------------------------
--------------
INDUSTRIAL--4.4%

----------------------------------------------------------------------------------------------------------------
--------------
MANUFACTURING--3.9%            AGCO Corp.                                                               36,900
     936,338

-----------------------------------------------------------------------------------------------
                               Case Corp.                                                               26,100
   1,213,650

-----------------------------------------------------------------------------------------------
                               Deere & Co.                                                              26,100
   1,089,675

-----------------------------------------------------------------------------------------------
                               General Signal Corp.                                                     28,600
   1,165,450

-----------------------------------------------------------------------------------------------
                               Ingersoll-Rand Co.                                                       26,000
   1,082,250

-----------------------------------------------------------------------------------------------
                               Mark IV Industries, Inc.                                                 23,939
     517,681

-----------------------------------------------------------------------------------------------
                               Textron, Inc.                                                            21,300
   1,890,375

-----------------------------------------------------------------------------------------------
                               Tyco International Ltd.                                                  28,400
   1,409,350

  ----------

   9,304,769

----------------------------------------------------------------------------------------------------------------
--------------
TRANSPORTATION--0.5%           PACCAR, Inc.                                                              6,600
     367,950

-----------------------------------------------------------------------------------------------
                               Union Pacific Corp.                                                      14,100
     791,363

  ----------

   1,159,313

10  Oppenheimer Disciplined Allocation Fund

    MARKET VALUE
                                                                                                        SHARES
    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
TECHNOLOGY--5.6%

----------------------------------------------------------------------------------------------------------------
------------------
AEROSPACE/DEFENSE--3.5%        General Dynamics Corp.                                                   23,500
    $  1,612,688

---------------------------------------------------------------------------------------------------
                               Goodrich (B.F.) Co.                                                      20,500
         868,688

---------------------------------------------------------------------------------------------------
                               Lockheed Martin Corp.                                                    20,071
       1,798,863

---------------------------------------------------------------------------------------------------
                               McDonnell Douglas Corp.                                                  30,500
       1,662,250

---------------------------------------------------------------------------------------------------
                               Rockwell International Corp.                                             22,000
       1,210,000

---------------------------------------------------------------------------------------------------
                               TRW, Inc.                                                                13,500
       1,221,750

    ------------

       8,374,239

----------------------------------------------------------------------------------------------------------------
------------------
COMPUTER HARDWARE--1.4%        Dell Computer Corp.(3)                                                   12,300
       1,000,913

---------------------------------------------------------------------------------------------------
                               Gateway 2000, Inc.(3)                                                    10,200
         480,038

---------------------------------------------------------------------------------------------------
                               Storage Technology Corp. (New)(3)                                        42,300
       1,803,038

    ------------

       3,283,989

----------------------------------------------------------------------------------------------------------------
------------------
ELECTRONICS--0.7%              Atmel Corp.(3)                                                            3,500
          88,813

---------------------------------------------------------------------------------------------------
                               Intel Corp.                                                              12,000
       1,318,500

---------------------------------------------------------------------------------------------------
                               Waters Corp.(3)                                                           7,500
         232,500

    ------------

       1,639,813

----------------------------------------------------------------------------------------------------------------
------------------
UTILITIES--4.8%

----------------------------------------------------------------------------------------------------------------
------------------
ELECTRIC UTILITIES--2.0%       American Electric Power Co., Inc.                                        18,000
         747,000

---------------------------------------------------------------------------------------------------
                               CalEnergy, Inc.(3)                                                       32,200
         933,800

---------------------------------------------------------------------------------------------------
                               Entergy Corp.                                                            38,600
       1,080,800

---------------------------------------------------------------------------------------------------
                               FPL Group, Inc.                                                          25,500
       1,173,000

---------------------------------------------------------------------------------------------------
                               Texas Utilities Co.                                                      22,800
         923,400

    ------------

       4,858,000

----------------------------------------------------------------------------------------------------------------
------------------
GAS UTILITIES--2.3%            Columbia Gas System, Inc. (The)                                          47,800
       2,903,850

---------------------------------------------------------------------------------------------------
                               PanEnergy Corp.                                                          55,400
       2,132,900

---------------------------------------------------------------------------------------------------
                               Questar Corp.                                                            11,900
         428,400

    ------------

       5,465,150

----------------------------------------------------------------------------------------------------------------
------------------
TELEPHONE UTILITIES--0.5%      GTE Corp.                                                                25,300
       1,065,763

    ------------
                               Total Common Stocks (Cost $65,858,120)
      77,655,297

----------------------------------------------------------------------------------------------------------------
------------------
TOTAL INVESTMENTS, AT VALUE (COST $221,729,222)                                                           99.3%
     235,625,198
----------------------------------------------------------------------------------------------------------------
------------------
OTHER ASSETS NET OF LIABILITIES                                                                           0 .7
       1,771,142
                                                                                                        ------
    ------------
NET ASSETS                                                                                              100 .0%
    $237,396,340
                                                                                                        ======
    ============


                               1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
                               2. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,357,457, or 0.57% of the Fund's net assets, at October 31, 1996.
                               3. Non-income producing security.
                               See accompanying Notes to Financial Statements.

11  Oppenheimer Disciplined Allocation Fund

                  STATEMENT OF ASSETS AND LIABILITIES   October 31, 1996

----------------------------------------------------------------------------------------------------------------
--------
ASSETS            Investments, at value (cost $221,729,222)--see accompanying statement
$235,625,198

------------------------------------------------------------------------------------------------------
                  Cash
110,935

------------------------------------------------------------------------------------------------------
                  Receivables:
                  Interest and dividends
2,113,722
                  Investments sold
632,933
                  Shares of capital stock sold
141,735

------------
                  Total assets
238,624,523

----------------------------------------------------------------------------------------------------------------
--------
LIABILITIES       Payables and other liabilities:
                  Investments purchased
900,187
                  Shares of capital stock redeemed
82,560
                  Shareholder reports
63,295
                  Transfer and shareholder servicing agent fees
53,762
                  Distribution and service plan fees
50,177
                  Directors' fees
30,614
                  Other
47,588

------------
                  Total liabilities
1,228,183

----------------------------------------------------------------------------------------------------------------
--------
NET ASSETS
$237,396,340

============

----------------------------------------------------------------------------------------------------------------
--------
COMPOSITION OF    Par value of shares of capital stock
$14,831
NET ASSETS
------------------------------------------------------------------------------------------------------
                  Additional paid-in capital
201,832,445

------------------------------------------------------------------------------------------------------
                  Undistributed net investment income
1,524,191

------------------------------------------------------------------------------------------------------
                  Accumulated net realized gain on investment transactions
20,128,897

------------------------------------------------------------------------------------------------------
                  Net unrealized appreciation on investments--Note 3
13,895,976

------------
                  Net assets
$237,396,340

============

----------------------------------------------------------------------------------------------------------------
--------
NET ASSET VALUE   Class A Shares:
PER SHARE         Net asset value and redemption price per share (based on net assets of $233,289,068 and 14,577,178 shares of capital stock outstanding)
$16 .00
                  Maximum offering price per share (net asset value plus sales charge of
                  5.75% of offering price)
$16 .98


------------------------------------------------------------------------------------------------------
                  Class B Shares:
                  Net asset value, redemption price and offering price per
                  share (based on net assets of $3,919,201 and 242,457 shares of capital stock outstanding)
$16 .16


------------------------------------------------------------------------------------------------------
                  Class C Shares:
                  Net asset value, redemption price and offering price per share
                  (based on net assets of $188,071 and 11,803 shares of capital stock outstanding)
$15 .93

                  See accompanying Notes to Financial Statements.

12  Oppenheimer Disciplined Allocation Fund

        STATEMENT OF OPERATIONS   For the Ten Months Ended October 31, 1996(1)

----------------------------------------------------------------------------------------------------------------
---------------
INVESTMENT INCOME              Interest
 $  7,400,106

------------------------------------------------------------------------------------------------
                               Dividends (net of foreign withholding taxes of $348)
    1,483,168

 ------------
                               Total income
    8,883,274

================================================================================================================
===============
EXPENSES                       Management fees--Note 4
    1,197,253

------------------------------------------------------------------------------------------------
                               Distribution and service plan fees--Note 4:
                               Class A
      474,151
                               Class B
       19,225
                               Class C
          276

------------------------------------------------------------------------------------------------
                               Transfer and shareholder servicing agent fees--Note 4
      241,712

------------------------------------------------------------------------------------------------
                               Legal and auditing fees
       62,507

------------------------------------------------------------------------------------------------
                               Custodian fees and expenses
       49,857

------------------------------------------------------------------------------------------------
                               Shareholder reports
       46,129

------------------------------------------------------------------------------------------------
                               Directors' fees and expenses--Note 1
       30,614

------------------------------------------------------------------------------------------------
                               Accounting fees
       12,500

------------------------------------------------------------------------------------------------
                               Registration and filing fees:
                               Class A
        2,177
                               Class B
          964
                               Class C
           56

------------------------------------------------------------------------------------------------
                               Other
        3,742

 ------------
                               Total expenses
    2,141,163

================================================================================================================
===============
NET INVESTMENT INCOME
    6,742,111

================================================================================================================
===============
REALIZED AND UNREALIZED GAIN   Net realized gain on investments
   20,224,060

------------------------------------------------------------------------------------------------
                               Net change in unrealized appreciation or depreciation on investments
  (12,786,272)

 ------------
                               Net realized and unrealized gain
    7,437,788

================================================================================================================
===============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
  $14,179,899

  ===========


                               1. The Fund changed its fiscal year end from December 31 to October 31.
                               See accompanying Notes to Financial Statements.

13  Oppenheimer Disciplined Allocation Fund

                               STATEMENTS OF CHANGES IN NET ASSETS

    YEAR ENDED
                                                                                            TEN MONTHS ENDED
    DECEMBER 31,
                                                                                            OCTOBER 31, 1996(1)
    1995
================================================================================================================
==================
OPERATIONS                     Net investment income                                              $  6,742,111
    $  8,004,370

---------------------------------------------------------------------------------------------------
                               Net realized gain                                                    20,224,060
       7,754,106

---------------------------------------------------------------------------------------------------
                               Net change in unrealized appreciation or depreciation               (12,786,272)
      26,965,439
                                                                                                  ------------
    ------------
                               Net increase in net assets resulting from operations                 14,179,899
      42,723,915

================================================================================================================
==================
DIVIDENDS AND DISTRIBUTIONS    Dividends from net investment income:

TO SHAREHOLDERS                Class A                                                              (5,234,654)
      (7,977,727)
                               Class B                                                                 (50,540)
          (2,581)
                               Class C                                                                  (1,461)
              --

---------------------------------------------------------------------------------------------------
                               Distributions from net realized gain:

                               Class A                                                                (786,458)
      (7,615,071)
                               Class B                                                                  (8,614)
         (20,687)
                               Class C                                                                     (45)
              --
================================================================================================================
==================
CAPITAL STOCK                  Net increase in net assets resulting from

TRANSACTIONS                   capital stock transactions--Note 2:

                               Class A                                                               7,182,619
      13,085,898
                               Class B                                                               3,182,132
         651,526
                               Class C                                                                 184,182
              --

================================================================================================================
==================
NET ASSETS                     Total increase                                                       18,647,060
      40,845,273

---------------------------------------------------------------------------------------------------
                               Beginning of period                                                 218,749,280
     177,904,007
                                                                                                  ------------
    ------------
                               End of period (including undistributed net investment income

                               of $1,524,191 and $68,633, respectively)                           $237,396,340
    $218,749,280
                                                                                                  ============
    ============



                               1. The Fund changed its fiscal year end from December 31 to October 31.
                               See accompanying Notes to Financial Statements.

14  Oppenheimer Disciplined Allocation Fund

                               FINANCIAL HIGHLIGHTS

                                             CLASS A

------------------------------------------------------------------------------
                                             TEN MONTHS
                                             ENDED
                                             OCTOBER 31,    YEAR ENDED DECEMBER 31,
                                             1996(3)        1995         1994         1993             1992
1991
================================================================================================================
===========
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $15.46        $13.44        $14.54       $13.81        $14.02
   $11.94
----------------------------------------------------------------------------------------------------------------
-----------
Income (loss) from investment operations:
Net investment income                              .46           .60           .55          .48           .50
      .54
Net realized and unrealized
gain (loss)                                        .49          2.59          (.86)        1.70           .86
     2.79
                                              --------      --------      -------      --------      --------
  -------
Total income (loss) from
investment operations                              .95          3.19         (.31)         2.18          1.36
     3.33

----------------------------------------------------------------------------------------------------------------
-----------
Dividends and distributions to shareholders:
Dividends from net investment
income                                            (.36)         (.60)         (.55)        (.48)         (.50)
     (.54)
Distributions from net realized gain              (.05)         (.57)         (.24)        (.97)        (1.07)
     (.71)
                                              --------      --------      --------     --------      --------
  -------
Total dividends and distributions
to shareholders                                   (.41)        (1.17)         (.79)       (1.45)        (1.57)
    (1.25)
----------------------------------------------------------------------------------------------------------------
-----------
Net asset value, end of period                  $16.00        $15.46        $13.44       $14.54        $13.81
   $14.02
                                              ========      ========      ========     ========      ========
  =======

================================================================================================================
===========
TOTAL RETURN, AT NET ASSET VALUE(4)               6.27%        23.95%        (2.11)%      15.89%         9.90%
    28.21%

================================================================================================================
===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                $233,289      $218,099      $177,904     $171,205      $109,701
  $86,455
----------------------------------------------------------------------------------------------------------------
-----------
Average net assets (in thousands)             $228,203      $200,172      $187,655     $138,629       $96,016
  $74,749
----------------------------------------------------------------------------------------------------------------
-----------
Ratios to average net assets:
Net investment income                             3.52%(5)      4.00%         3.80%        3.40%         3.61%
     4.02%
Expenses                                          1.11%(5)      1.17%         0.96%        1.02%         1.11%
     1.20%
----------------------------------------------------------------------------------------------------------------
-----------
Portfolio turnover rate(6)                        85.4%         55.2%        115.0%       155.2%        177.9%
    122.4%
Average brokerage
commission rate(7)                             $0.0636            --            --           --            --
       --


                                                      CLASS B                             CLASS C
                                                      ---------------------------         --------
                                                      TEN MONTHS        PERIOD            PERIOD
                                                      ENDED             ENDED             ENDED
                                                      OCTOBER 31,       DEC. 31,          OCT. 31,
                                                      1996(3)           1995(2)           1996(1)

==================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                    $15.66          $15.48             $15.71

--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .31             .07                .30
Net realized and unrealized
gain (loss)                                                .54             .70                .32
                                                      --------        --------           --------
Total income (loss) from
investment operations                                      .85             .77                .62

-------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                                    (.30)           (.07)              (.35)
Distributions from net realized gain                      (.05)           (.52)              (.05)
                                                      --------        --------           --------
Total dividends and distributions
to shareholders                                           (.35)           (.59)              (.40)

------------------------------------------------------------------------------------------------
Net asset value, end of period                          $16.16          $15.66             $15.93

                                                      ========        ========           ========

=================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                       5.51%           4.93%              4.08%


=================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                          $3,919            $650               $188

-------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $2,324            $375              $  57

-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     2.86%(5)        0.73%(5)           2.90%(5)
Expenses                                                  1.85%(5)        1.92%(5)           1.87%(5)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                85.4%           55.2%              85.4%
Average brokerage
commission rate(7)                                     $0.0636              --            $0.0636

                           1. For the period from May 1, 1996 (inception of offering) to October 31, 1996.
                           2. For the period from October 1, 1995 (inception of offering) to December 31, 1995.
                           3. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
                           4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
                           5. Annualized.
                           6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $166,027,550 and $159,855,450, respectively.
                           7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.
                           See accompanying Notes to Financial Statements.

15  Oppenheimer Disciplined Allocation Fund

                        NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. SIGNIFICANT
   ACCOUNTING POLICIES

                        Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company)
                        is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On August 15, 1996, the Board of Directors elected to change the fiscal year end of the Fund from December 31 to October 31. Accordingly, these financial statements include information for the ten month period from January 1, 1996 to October 31, 1996. The Fund's investment objective is to seek high total investment return (current income and capital appreciation in the value of its shares). Until March 18, 1996, the Fund and the Company were named Connecticut Mutual Total Return Account and Connecticut Mutual Investment Accounts, Inc., respectively. On January 27, 1996, the policyholders of Connecticut Mutual Life Insurance Company (CML) approved a merger of CML with Massachusetts Mutual Life Insurance Company
                        (MML). In line with this change, effective March 18, 1996, OppenheimerFunds, Inc. (the Manager) became the adviser of the Company. The Fund offers Class A, Class
                        B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service
                        plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
                        --------------------------------------------------------
                        INVESTMENT VALUATION. Portfolio securities are valued
                        at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
                        --------------------------------------------------------
                        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or
                        limited.
                        --------------------------------------------------------
                        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

16  Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

                        DIRECTORS' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the ten months ended October 31, 1996, a provision of $22,420 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $22,420.
                        --------------------------------------------------------
                        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
                        --------------------------------------------------------
                        DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
                        distributions to shareholders are recorded on the ex-dividend date.
                        --------------------------------------------------------
                        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                                        During the period ended October 31,
                        1996, the Fund adjusted the classification of net investment income and capital gain (loss) to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the period ended October 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $49,014, an increase in accumulated net realized gain of $48,912 and an
                        increase in undistributed net investment income of
                        $102.
                        --------------------------------------------------------
                        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                                        The preparation of financial statements
                        in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

17  Oppenheimer Disciplined Allocation Fund

================================================================================
2. SHARES OF
   CAPITAL STOCK

                        The Fund has authorized 450 million of $0.001 par value shares of capital stock. Transactions in shares of capital stock were as follows:

                                                           TEN MONTHS ENDED OCTOBER 31, 1996(2)    YEAR ENDED
DECEMBER 31, 1995(1)
                                                           ------------------------------------
-------------------------------
                                                           SHARES               AMOUNT             SHARES
  AMOUNT

-----------------------------------------------------------------------------------------------------------
                        Class A:
                        Sold                               2,232,163            $ 34,798,022        1,998,083
  $29,691,366
                        Dividends and distributions
                          reinvested                         380,285               5,902,477        1,003,774
   15,305,644
                        Redeemed                          (2,143,354)            (33,517,880)      (2,126,335)
  (31,911,112)
                                                          ----------            ------------      -----------
 ------------
                        Net increase                         469,094              $7,182,619          875,522
 $ 13,085,898
                                                          ==========            ============      ===========
 ============


-------------------------------------------------------------------------------------------------------
                        Class B:
                        Sold                                 222,321              $3,523,228           40,033
     $628,572
                        Dividends and distributions
                          reinvested                           3,640                  57,138            1,471
       22,954
                        Redeemed                             (25,008)               (398,234)              --
           --
                                                          ----------            ------------      -----------
 ------------
                        Net increase                         200,953              $3,182,132           41,504
     $651,526
                                                          ==========            ============      ===========
 ============


-------------------------------------------------------------------------------------------------------
                        Class C:
                        Sold                                  11,772                $183,684               --
     $     --
                        Dividends and distributions
                          reinvested                              95                   1,489               --
           --
                        Redeemed                                 (64)                   (991)              --
           --
                                                          ----------            ------------      -----------
 ------------
                        Net increase                          11,803                $184,182               --
     $     --
                                                          ==========            ============      ===========
 ============

                        1. For the year ended December 31, 1995 for Class A shares and for the period from October 1, 1995 (inception of offering) to December 31, 1995 for Class B shares.
                        2. For the ten months ended October 31, 1996 for Class A and Class B shares and for the period from May 1, 1996 (inception of offering) to October 31, 1996 for Class C shares. The Fund changed its fiscal year end from December 31 to October 31.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

                        At October 31, 1996, net unrealized appreciation on investments of $13,895,976 was composed of gross appreciation of $15,320,901, and gross depreciation of $1,424,925.

18  Oppenheimer Disciplined Allocation Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

                        Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% on the first $300 million of average annual net assets, 0.50% of the next $100 million and 0.45% of net assets in excess of $400 million. Prior to March 18, 1996, management fees were paid to G.R. Phelps & Co. (the former Manager) at an annual rate of 0.625% of the Fund's average net assets. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                                        For the period ended October 31, 1996,
                        commissions (sales charges paid by investors) on sales of Class A shares totaled $703,460, of which $501,951 was retained by OppenheimerFunds Distributor, Inc.
                        (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $93,675 and $1,236, of which $60,694 was paid to an affiliated broker/dealer for Class B. During the period ended October 31, 1996, OFDI received contingent deferred sales charges of $12,848 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                                        OppenheimerFunds Services (OFS), a
                        division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                                        The Fund has adopted a Service Plan for
                        Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the period ended October 31, 1996, OFDI paid $324,243 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                                        The Fund has adopted compensation type
                        Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the period ended October 31, 1996, OFDI paid $15,073 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses. If the Plans are terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. As of October 31, 1996, OFDI had incurred unreimbursed expenses of $59,091 for Class B and $2,436 for Class C.

                                Appendix A

                    Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
     Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

APPENDIX B: Description of Securities Ratings

Description of Moody's Investors Service, Inc. Bond Ratings

 Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

 Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

 A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

 Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

 Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

 B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

 Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

 C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

 AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

 AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

 A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

 BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

 BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

 C, D: Bonds on which no interest is being paid are rated "C."
Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Oppenheimer Disciplined Allocation Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York  10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado  80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts  02110

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov
 & Wein
114 West 47th Street
New York, New York 10036

               OPPENHEIMER LIFESPAN GROWTH FUND
                    OPPENHEIMER LIFESPAN BALANCED FUND
                     OPPENHEIMER LIFESPAN INCOME FUND
                 Supplement dated February 25, 1997 to the
                    Prospectus dated February 25, 1997

The Prospectus is changed as follows:

1. In addition to paying dealers the regular commission for (1) sales of Class A shares stated in the sales charge table in "Buying Class A Shares" on page 46, (2) sales of Class B shares described in the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 54, and (3) sales of Class C shares described in the sixth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 54, the Distributor will pay additional commission to each broker, dealer and financial institution that has a sales agreement with the Distributor and agrees to accept that additional commission (these are referred to as "participating firms") for Class A, Class B and Class C shares of the Fund sold in "qualifying transactions" (the "promotion").
The additional commission will be 1.00% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm during the promotion. If the additional commission is paid on the sale of Class A shares of $500,000 or more or the sale of Class A shares to a SEP IRA with 100 or more eligible participants and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

     "Qualifying transactions" are aggregate sales of $150,000 or more of Class A, Class B and/or Class C shares of any one or more of the Oppenheimer funds (except money market funds and municipal bond funds) for rollovers or trustee-to-trustee transfers from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in the Oppenheimer funds to (1) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs, using the OppenheimerFunds, Inc. prototype IRA agreement, if the rollover contribution is received during the period from January 1, 1997 through April 15, 1997 (the "promotion period"), or the acceptance of a direct rollover or trustee-to-trustee transfer is acknowledged by the trustee of the OppenheimerFunds prototype IRA during the promotion period, and (2) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs using the A.G. Edwards & Sons, Inc. prototype IRA agreement, if the rollover contribution or trustee-to-trustee payment is received during the promotion period. "Qualifying transactions" do not include (1) purchases of Class A shares intended but not yet made under a Letter of Intent, and (2) purchases of Class A, Class
B and/or Class C shares with the redemption proceeds from an existing Oppenheimer funds account.


February 25, 1997                                                PS0305.007

OPPENHEIMER
LifeSpan Funds

Prospectus Dated February 25, 1997

The Oppenheimer LifeSpan Funds are three individual asset allocation mutual funds having different objectives. Each Fund's assets are invested, in differing proportions, in two broad asset classes -- stock and bonds -- with investments in those classes allocated to a number of different types of securities, or "components."

Oppenheimer LifeSpan Growth Fund seeks long-term capital appreciation. It invests in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

Oppenheimer LifeSpan Balanced Fund seeks a blend of capital appreciation and income. It invests in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

Oppenheimer LifeSpan Income Fund seeks high current income, with opportunities for capital appreciation. It invests in a strategically allocated portfolio consisting primarily of bond instruments.

     Please refer to "Investment Policies and Strategies" for more information about the types of securities each Fund invests in and to "Investment Risks" for a discussion of the risks of investing in the Funds.

     This Prospectus explains concisely what you should know before investing in the Funds. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about each Fund in the February 25, 1997 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Funds' Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                                    [logo] OppenheimerFunds

Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

     ABOUT THE FUNDS
     Expenses
     A Brief Overview of the Funds
     Financial Highlights
     Investment Objectives and Policies
     Investment Risks
     Investment Techniques and Strategies
     How the Funds are Managed
     Performance of the Funds
     ABOUT YOUR ACCOUNT
     How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares
     Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege
          Retirement Plans
     How to Sell Shares
          By Mail
          By Telephone
     How to Exchange Shares
     Shareholder Account Rules and Policies
     Dividends, Capital Gains and Taxes
A-1  Appendix A: Description of Securities Ratings
B-1  Appendix B: Special Sales Charge Arrangements

ABOUT THE FUNDS

Expenses

Each Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in a Fund and the share of a Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Funds' expenses during the fiscal period from January 1, 1996 to October 31, 1996.

       Shareholder Transaction Expenses are charges you pay when you buy or sell shares of a Fund. Please refer to "About Your
Account" starting on page ___ for an explanation of how and when these charges apply.

                                   Class A       Class B         Class C
                                   Shares        Shares          Shares
Maximum Sales Charge on Purchases
(as a % of offering price)         5.75%         None            None

Maximum Deferred Sales Charge
(as a % of the lower of the original
offering price or redemption proceeds)
                                   None(1)       5% in the       1% if shares are
                                                 first year,     redeemed within
                                                 declining to    12 months of
                                                 1% in the       purchase(2)
                                                 sixth year
                                                 and eliminated
                                                 thereafter(2)
Maximum Sales Charge on
Reinvested Dividends               None          None            None



Exchange Fee                  None          None           None



Redemption Fee                     None(3)       None(3)         None(3)

(1)If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page ___) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

(2)See "How to Buy Shares -- Buying Class B Shares," and "Buying
Class C Shares" below, for more information on the contingent deferred sales charges.

(3)There is a $10 transaction fee for redemption proceeds paid by Federal Funds wire, but not for redemptions paid by check or ACH transfer through AccountLink.

       Annual Fund Operating Expenses are paid out of a Fund's assets and represent the Fund's expenses in operating its business. For example, each Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Funds are Managed," below. A Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in a Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (as a Percentage of Average Net
Assets):

                    Class A   Class B   Class C
                    Shares         Shares         Shares

Management Fees
  Growth Fund       0.85%          0.85%          0.85%
  Balanced Fund     0.85%          0.85%          0.85%
  Income Fund       0.75%          0.75%          0.75%

12b-1 Plan Fees
  Growth Fund       0.25%          1.00%          1.00%
  Balanced Fund     0.25%          1.00%          1.00%
  Income Fund       0.25%          1.00%           1.00%

Other Expenses
  Growth Fund       0.51%          0.52%          0.59%
  Balanced Fund     0.46%          0.47%          0.43%
  Income Fund       0.56%          0.56%          0.50%

Total Fund Operating Expenses
  Growth Fund            1.61%          2.37%          2.44%
  Balanced Fund          1.56%          2.32%          2.28%
  Income Fund            1.56%          2.31%          2.25%

     The numbers for the Class A and Class B shares in the chart above are based on the Fund's expenses for the fiscal period from January 1, 1996 to October 31, 1996. These amounts are shown as a percentage of the average net assets of each class of each Fund's shares for that period. Class C shares were not publicly offered prior to May 1, 1996. Accordingly, the "Other Expenses" for Class C shares reflect the expenses of that class for that period. The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual amount of a Fund's assets represented by each class of shares.

     "12b-1 Plan Fees" for Class A shares are the service fees (which can be up to a maximum of 0.25% of average annual net assets of that class). For Class B and Class C shares, 12b-1 Plan Fees include the service fees (which can be up to a maximum of 0.25%) and an annual asset-based sales charge of 0.75%. These plans are described in greater detail in "How to Buy Shares."

       Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of each Fund, and each Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                    1 year         3 years        5 years
     10 years

Class A Shares
  Growth Fund       $73       $105      $140      $237
  Balanced Fund     $72       $104      $138      $232
  Income Fund       $72       $104      $138      $232

                    1 year         3 years        5 years
     10 years
Class B Shares
  Growth Fund       $74       $104      $147      $234
  Balanced Fund     $74       $102      $144      $229
  Income Fund       $73       $102      $143      $229

                    1 year         3 years        5 years
     10 years
Class C Shares
  Growth Fund       $35       $ 76      $129      $277
  Balanced Fund     $33       $ 71      $121      $260
  Income Fund       $33       $ 70      $120      $258

     If you did not redeem your investment, it would incur the following expenses:

                    1 year         3 years        5 years
     10 years

Class A Shares
  Growth Fund       $73       $105      $140      $237
   Balanced Fund    $72       $104      $138      $232
  Income Fund       $72       $104      $138      $232


                    1 year         3 years        5 years
     10 years

Class B Shares
  Growth Fund       $24       $74       $127      $234
  Balanced Fund     $24       $72       $124      $229
  Income Fund       $23       $72       $123      $229

Class C Shares
  Growth Fund       $25       $76       $129      $277
  Balanced Fund     $23       $71       $121      $260
  Income Fund       $23       $70       $120      $258

     *In the example on the previous page, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the example above, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares into Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares" for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Funds, which may be more or less than the amounts shown.

A Brief Overview of the Funds

Some of the important facts about each Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in a Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

       What are the Funds' Investment Objectives? Each LifeSpan
Fund has its own investment objective:

LifeSpan Growth Fund seeks long-term capital appreciation. Current income is not a primary consideration.

LifeSpan Balanced Fund seeks a blend of capital appreciation and income.

LifeSpan Income Fund seeks high current income, with opportunities for capital appreciation.

       What do the Funds Invest In? Each Fund is an asset allocation fund and seeks to achieve its investment objective by allocating its assets among two broad classes of investments stocks and bonds. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income instruments.

     The Manager diversifies each Fund's stock class by allocating the Fund's stock portfolio among four stock components:
international stocks, value/growth stocks, growth and income stocks and small-capitalized growth stocks (small cap). Each stock component may invest a portion of its assets in bonds to enhance appreciation or income.

     The Manager diversifies a Fund's bond class by allocating the Fund's bond portfolio among three bond components: government and corporate bonds, high yield/high risk bonds (also called "junk bonds") and short-term bonds.

     There is no requirement that the Manager allocate a Fund's assets among all stock or bond components at all times. Each Fund's normal allocation is shown in the chart on page ___ but the allocation ranges are subject to change. The Funds' investments are more fully explained in "Investment Objectives and Policies," starting on page ___.

       Who Manages the Funds? The Funds' investment adviser is OppenheimerFunds, Inc., which (including a subsidiary) advises investment company portfolios having over $62 billion in assets at December 31, 1996. The Funds' Board of Directors, elected by shareholders, oversees the investment advisor and the portfolio managers. The Manager is paid an advisory fee by each Fund, based on its net assets. The Manager has engaged three Sub-advisers to manage specific components of each Fund: Babson-Stewart Ivory International manages the assets in the international components; BEA Associates manages the high yield/high risk components; and Pilgrim Baxter & Associates Ltd. manages the small cap stocks components. The Manager manages the remaining components using its own investment management personnel. Please refer to "How the Funds are Managed," starting on page ___ for more information about the Manager, the Sub-Advisers and their fees.

       How Risky are the Funds? All investments carry risks to some degree. Allocating assets among different types of investments allows each Fund to take advantage of opportunities in different types of investments, but also subjects the Fund to the risks of those investment types. Stock values fluctuate in response to the activities of individual companies and general market economic conditions. The values of bonds fluctuate based on changes in interest rates and in the credit quality of the issuer. A Fund's investments in foreign securities are subject to additional risks associated with investing abroad. Non-investment grade securities may have speculative characteristics and be subject to a greater credit risk than investment grade securities. These changes affect the value of a Fund's investments and its share prices for each class of its shares. The Growth Fund, a stock fund, is expected to be more volatile than the Balanced Fund, an income and growth fund, which in turn is generally expected to be more volatile than the Income Fund.

     While the Manager and Subadvisers try to reduce risks by diversifying investments, by carefully researching securities before they are purchased and in some cases the Manager may use hedging techniques, there is no guarantee of success in achieving a Fund's objective. Your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page ___ for a more complete discussion of each Fund's investment risks.

       How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" beginning on page ___ for more details.

       Will I Pay a Sales Charge to Buy Shares? Each Fund has three classes of shares. Each class of shares has the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75% and reduced for larger purchases. Class B and Class C shares are offered without front-end sales charges, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

       How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day or through your dealer. Please refer to "How To Sell Shares" on page ____. Each Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page
___.

       How Have the Funds Performed? Each Fund measures its performance by quoting its average annual total returns and cumulative total returns, and in the case of LifeSpan Income Fund, its yield which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on pages 36-41. Please remember that past performance does not guarantee future results.

Financial Highlights

The tables on the following pages present selected audited financial information about the Funds, including per share data and expense ratios and other data based on each Fund's respective average net assets. Class B shares have been offered since October 2, 1995. Class C shares have been offered since May 1, 1996. Each of the Funds recently changed its fiscal year from December 31 to October 31. The information for each of the Fund's last fiscal period has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report for the fiscal period ended October 31, 1996 is included in the Statement of Additional Information. Additional information about the performance of each Fund is contained in its 1996 Annual Report, which may be obtained without charge by calling the Fund at the telephone number, or writing to the Fund's address, on the back cover. The information in the tables for the fiscal periods prior to 1996 was audited by the Fund's previous independent auditors.

FINANCIAL HIGHLIGHTS
Oppenheimer LifeSpan Income Fund

                                                 CLASS A                            CLASS B                            CLASS C
                                                 -----------------------------      -----------------------------      -------------
                                                 TEN MONTHS       EIGHT MONTHS      TEN MONTHS       THREE MONTHS      SIX MONTHS
                                                 ENDED            ENDED             ENDED            ENDED             ENDED
                                                 OCTOBER 31,      DECEMBER 31,      OCTOBER 31,      DECEMBER 31,      OCTOBER 31,
                                                 1996(2)          1995(4)           1996(2)          1995(3)           1996(1)(2)
======================================================================================================================
==============
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $10.70          $10.00             $10.74          $10.45            $10.53
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .48             .37                .41             .12               .25
Net realized and unrealized gain (loss)                  (.02)            .73               (.02)            .32               .16
------------------------------------------------------------------------------------------------------------------------------------
Total income from investment
operations                                                .46            1.10                .39             .44               .41
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.48)           (.36)              (.41)           (.11)             (.25)
Distributions from net realized gain                     (.03)           (.04)              (.03)           (.04)             (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                          (.51)           (.40)              (.44)           (.15)             (.28)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.65          $10.70             $10.69          $10.74            $10.66
                                                     ===============================================================================

======================================================================================================================
==============
TOTAL RETURN, AT NET ASSET VALUE(5)                     4.45%          11.22%              3.69%           4.30%             3.96%
======================================================================================================================
==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $26,328         $24,619               $456            $192                $1
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $25,463         $22,128               $350            $107                $1
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
Net investment income                                   5.43%           5.35%              4.93%           5.23%             4.68%
Expenses                                                1.56%           1.50%              2.31%           2.25%             2.25%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                              75.3%           45.8%              75.3%           45.8%             75.3%
Average brokerage commission rate(7)                  $0.0694             --             $0.0694              --           $0.0694

1.  For the period from May 1, 1996 (inception of offering) to October 31,
1996.

2.  The Fund changed its fiscal year end from December 31 to October 31.   On
March 18, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.

3. For the period from October 1, 1995 (inception of offering) to December 31, 1995.

4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $19,773,295 and $17,995,443, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

FINANCIAL HIGHLIGHTS
Oppenheimer LifeSpan Balanced Fund

                                                 CLASS A                            CLASS B                            CLASS C
                                                 -----------------------------      -----------------------------      -------------
                                                 TEN MONTHS       EIGHT MONTHS      TEN MONTHS       THREE MONTHS      SIX MONTHS
                                                 ENDED            ENDED             ENDED            ENDED             ENDED
                                                 OCTOBER 31,      DECEMBER 31,      OCTOBER 31,      DECEMBER 31,      OCTOBER 31,
                                                 1996(2)          1995(4)           1996(2)          1995(3)           1996(1)(2)
======================================================================================================================
==============
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $11.05          $10.00             $11.16          $10.95            $11.74
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     .29             .24                .20             .05               .13
Net realized and unrealized gain                          .81            1.29                .82             .45               .24
------------------------------------------------------------------------------------------------------------------------------------
Total income from investment
operations                                               1.10            1.53               1.02             .50               .37
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.22)           (.25)              (.17)           (.06)             (.20)
Distributions from net realized gain                     (.03)           (.23)              (.03)           (.23)             (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                          (.25)           (.48)              (.20)           (.29)             (.23)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $11.90          $11.05             $11.98          $11.16            $11.88
                                                     ===============================================================================

======================================================================================================================
==============
TOTAL RETURN, AT NET ASSET VALUE(5)                     10.04%          15.33%              9.22%           4.49%             3.21%
======================================================================================================================
==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $52,104         $41,861             $1,893            $441              $828
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $47,116         $37,417             $1,225            $247              $551
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
Net investment income                                    3.15%           3.47%              2.41%           3.01%             2.53%
Expenses                                                 1.56%           1.55%              2.32%           2.30%             2.27%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                               61.0%           76.3%              61.0%           76.3%             61.0%
Average brokerage commission rate(7)                  $0.0078             --             $0.0078              --           $0.0078

1.  For the period from May 1, 1996 (inception of offering) to October 31,
1996.

2.  The Fund changed its fiscal year end from December 31 to October 31.   On
March 18, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.

3. For the period from October 1, 1995 (inception of offering) to December 31, 1995.

4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $35,034,336 and $27,288,614, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

FINANCIAL HIGHLIGHTS
Oppenheimer LifeSpan Growth Fund

                                                 CLASS A                            CLASS B                            CLASS C
                                                 -----------------------------      -----------------------------      -------------
                                                 TEN MONTHS       EIGHT MONTHS      TEN MONTHS       THREE MONTHS      SIX MONTHS
                                                 ENDED            ENDED             ENDED            ENDED             ENDED
                                                 OCTOBER 31,      DECEMBER 31,      OCTOBER 31,      DECEMBER 31,      OCTOBER 31,
                                                 1996(2)          1995(4)           1996(2)          1995(3)           1996(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $11.39          $10.00             $11.47          $11.14            $12.49
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     .18             .16                .08             .03               .11
Net realized and unrealized gain                         1.34            1.63               1.36             .56               .27
------------------------------------------------------------------------------------------------------------------------------------
Total income from investment
operations                                               1.52            1.79               1.44             .59               .38
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.09)           (.17)              (.06)           (.03)             (.09)
Distributions from net realized gain                     (.04)           (.23)              (.04)           (.23)             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                          (.13)           (.40)              (.10)           (.26)             (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.78          $11.39             $12.81          $11.47            $12.74
                                                     ===============================================================================

======================================================================================================================
==============
TOTAL RETURN, AT NET ASSET VALUE(5)                    13.37%          18.02%             12.58%           5.34%             3.04%
======================================================================================================================
==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $43,980         $34,368             $2,405            $561              $141
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $39,576         $29,046             $1,475            $230               $54
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
Net investment income                                   1.81%           2.32%              1.11%           1.70%             1.32%
Expenses                                                1.61%           1.55%              2.37%           2.30%             2.43%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                              64.2%           71.8%              64.2%           71.8%             64.2%
Average brokerage commission rate(7)                  $0.0059             --             $0.0059             --            $0.0059

1.  For the period from May 1, 1996 (inception of offering) to October 31,
1996.

2.  The Fund changed its fiscal year end from December 31 to October 31.   On
March 18, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.

3. For the period from October 1, 1995 (inception of offering) to December 31, 1995.

4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $29,483,842 and $23,866,392, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
Investment Objectives and Policies

Objectives. Each LifeSpan Fund has its own investment objective:

LifeSpan Growth Fund seeks long-term capital appreciation. Current income is not a primary consideration.

LifeSpan Balanced Fund seeks a blend of capital appreciation and income.

LifeSpan Income Fund seeks high current income, with opportunities for capital appreciation.

Investment Policies and Strategies. Each Fund is an asset allocation fund and seeks to achieve its investment objective by allocating its assets among two broad classes of investments stocks and bonds. The stock class includes equity securities of many types. The bond class includes several varieties of fixed-income instruments. Allocating assets among different types of investments allows each Fund to take advantage of a greater variety of investment opportunities than funds that invest in only one asset class, but also subjects the Fund to the risks of those types of investments. The general risks of stock and bond investments are discussed in "Investment Risks," below.

     The Manager has the ability to allocate a Fund's assets within specified ranges. A Fund's normal allocation indicates the benchmark for its combination of investments in each asset class over time. As market and economic conditions change, however, the Manager may adjust the asset mix between the stock and bond classes within a normal asset allocation range as long as the relative risk and return characteristics of the three Funds remain distinct and each Fund's investment objective is preserved. The Manager will review normal allocations between the stock and bond classes quarterly and, if necessary, will rebalance the investment allocation at that time. Additional adjustments may be made if an asset allocation shift of 5% or more is warranted.

       The Asset Class Components. The Manager will diversify each Fund's investments among four stock components: international stocks, value/growth stocks, growth and income stocks and small-capitalized growth stocks ("small cap" stocks). Each stock component is also permitted to invest a portion of its assets in bonds when the Manager or relevant Subadviser determines that increased flexibility in portfolio management is desirable to enhance appreciation or income.

     The Manager will diversify a Fund's bond investments among three bond components: government and corporate bonds, high yield/high risk bonds (also called "junk bonds") and short-term bonds. Although the Balanced Fund will normally invest 25% of its assets in fixed-income senior securities, there is no other requirement that the Manager allocate a Fund's assets among all stock or bond components at all times. These stock and bond components have been selected because the Manager believes that this additional level of asset diversification will provide each Fund with the potential for higher returns with lower overall volatility. Each Fund's normal allocation is shown in the chart below.

Asset Classes and Components

                    Growth Fund              Balanced Fund       Income Fund
                    Normal              Normal              Normal
                    Allocation     Range          Allocation     Range          Allocation     Range
Stocks              80%       70-90%    60%       50-70%    25%       15-35%
International       20%       15-25%    15%       5-20%          0%        0%
Value/Growth        20%       15-30%    15%       10-25%    0%        0%
Growth/Income       20%       15-30%    15%       10-25%    25%       15-35%
Small Cap           20%       15-25%    15%       5-20%          0%        0%

Bonds                    20%       10-30%    40%       30-50%    75%       65-85%
Government/Corporate     10%       5-15%          15%       10-25%    35%       30-45%
High Yield/High Risk
Bonds                    10%       5-15%          15%       5-20%          15%        5-20%
Short Term Bonds         0%        0%        10%       5-20%          25%       15-30%

   All percentage limitations apply at the time of purchase of a security. The Manager may rebalance the asset allocations quarterly to realign them in response to market conditions. Once the Manager has determined the weightings of the stock and bond asset classes and the components of each Fund, the Manager or the relevant Subadviser will then select the individual securities to be included in each component. It is important to note that the types of securities normally held in each component are not exclusive to that component; other components may hold foreign securities besides the International component, for example. Therefore the percentage allocation ranges do not limit a Fund's holdings of particular types of securities to a particular component.

     The Subadvisers. The Manager has engaged three subadvisers
(each is referred to as a "Subadviser") to manage certain components of each Fund's investment portfolio. Each Subadviser manages the portion of a Fund's assets in the particular component assigned to it by the Manager. The Manager has assigned the management of the components as follows:

Subadviser                       Component Managed by Subadviser

Babson-Stewart Ivory International         International Stocks
Pilgrim Baxter & Associates, Ltd.               Small Cap Stocks
BEA Associates                   High Yield/High Risk Bonds

     The Manager manages the remaining components using its own investment management personnel. See "How the Funds Are Managed" for additional information.

Stock Investments. Each Fund will invest the portion of its assets which are allocated to stock investments among four components, each of which invests principally in equity securities. Each differs with respect to investment criteria and characteristics as described below:

       International Component. This component seeks long-term growth of capital primarily through a diversified portfolio of marketable international equity securities. The investments in the international component will be allocated among several countries. In addition, up to 25% of the assets in this component may be invested in stocks and bonds of companies based in emerging countries. The component's assets generally will be invested in equity securities of seasoned companies that are listed on foreign stock exchanges and which the Subadviser considers to have attractive characteristics as to profitability, growth and financial resources. "Seasoned" companies are those known for the quality and acceptance of their products or services and for their ability to generate profits. There are no issuer capitalization requirements for investments. Stocks are purchased on the basis of fundamental and valuation analyses, but investments are not based on the Subadviser's integration of any particular analytical disciplines.

     Consistent with the provisions of the Investment Company Act, the component's assets may be invested in the securities of closed-end investment companies that invest in foreign securities. A portion of the international component's investments may be held in corporate bonds and government securities of foreign issuers and cash and short-term instruments. The special risks of investing in foreign securities and emerging markets are described in "Investment Risks," below.

       Value/Growth Component. This component seeks to achieve long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is not a primary consideration. Stocks with low price-earnings ratios and favorable earnings surprises are identified by the Manager using fundamental securities analysis to select individual stocks for purchase. When the price/earnings ratio of a stock held by the value/growth component moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, the Manager may consider selling the stock. Up to 15% of the component's assets may be invested in stocks of foreign issuers that generally have a substantial portion of their business in the United States, and in American Depository Receipts ("ADRs"). A portion of the component's assets may be held in cash and in short-term investments.

       Growth/Income Component. This component seeks to enhance each Fund's total return through capital appreciation and dividend income by investing primarily in common stocks with low price-earnings ratios, better-than-anticipated earnings and better than market average dividend yields. Stocks with low price-earnings ratios (for example, below the price-earnings ratio of the S&P 500 Index), favorable earnings surprises and above-average yields are identified by the Manager using fundamental securities analysis to select individual stocks for this component. When the price-earnings ratio of a stock held by the component moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, or when the yield drops significantly below the market yield, normally that stock will be sold.

     Up to 15% of the component's assets may be invested in stocks of foreign issuers that generally have a substantial portion of their business in the United States, and in ADRs. A portion of the component's investments may be held in investment grade or below investment grade convertible securities, corporate bonds and U.S. Government securities, cash and short-term instruments.

       Small Cap Component. This component seeks long-term growth of capital by investing primarily in stocks of companies with relatively small market capitalization, typically between $250 million to $2 billion. Capitalization is the aggregate value of a company's stock, or its price per share times the number of shares outstanding. Current income is a secondary consideration. When selecting individual securities for the component's portfolio, the Subadviser seeks companies that have an outlook for strong growth in earnings and the potential for significant capital appreciation, particularly in industry segments that are experiencing rapid growth. Securities will be sold when the Subadviser believes that anticipated appreciation is no longer probable and that alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Historical results tend to confirm the benefits of investing in companies with small capitalizations. A portion of the component's investments may also be held in cash and short-term instruments.

Bond Investments. Each Fund will invest those assets which are allocated to the bond class among three components. Each component invests in an array of fixed-income securities as described below. The LifeSpan Balanced Fund will invest at least 25% of its assets in fixed-income senior securities.

       Government/Corporate Component. This component seeks current income and the potential for capital appreciation by investment primarily in fixed-income debt securities, including investment grade corporate debt obligations of foreign and U.S. issuers and securities issued by the U.S. Government and its agencies and instrumentalities and by foreign governments. Although the component may invest in securities with maturities across the entire slope of the yield curve, including long bonds (having maturities of 10 or more years), intermediate notes (with maturities of 3 to 10 years) and short term notes (with maturities of 1 to 3 years), the Manager expects that normally the component will have an intermediate average maturity and duration.

     The Manager may take into account prepayment features when determining the maturity of an investment. The Manager's investment strategy includes the purchase of bonds that are underpriced relative to other debt securities having similar risk profiles. The Manager evaluates a broad array of factors, including maturity, creditworthiness, cash flow certainty and interest rate volatility, and compares yields in relation to trends in the economy, the financial and commodity markets and prevailing interest rates. The component may also invest a portion of its assets in cash and short-term instruments.

       High Yield/High Risk Bond Component. This component seeks to earn as high a level of current income as is consistent with the risks associated with high yield investments. The component's assets are invested primarily in bonds that are rated BB or lower by Standard & Poor's or Ba or lower by Moody's Investor Service, Inc. or, if not rated, that are deemed by the Subadviser to be of comparable quality to rated securities in those categories. These are commonly referred to as "junk bonds." This component may invest in bonds that are in default. Bonds in default are not making interest or principal payments on the date due.

     The Subadviser employs an active sector rotational style utilizing all sectors of the high yield market, with an emphasis on diversification to control risk. The Subadviser typically favors higher quality companies in the non-investment grade market, senior debt over junior debt, and secured over unsecured investments. The Subadviser screens individual securities for such characteristics as minimum yield and issue size, issue liquidity and financial and operational strength. In-depth credit research will then be conducted to arrive at a core group of securities within the high yield universe for the component. Continuous credit monitoring and adherence to sell disciplines associated with both price appreciation and depreciation are utilized to seek the overall yield and price objectives of the component. The component may also invest a portion of its assets in cash and short-term instruments. The special risks of investing in below-investment grade securities are described in "Investment Risks," below.

       Short-Term Bond Component. This component seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in debt obligations of foreign and U.S. issuers and securities issued by the U.S. Government and its agencies and instrumentalities and by foreign governments. This component invests primarily in fixed-income securities generally maturing within five years of date of purchase, or in securities having prepayment or similar features which, in the view of the Manager, give the instrument a remaining effective maturity of up to five years. It is anticipated that the average dollar weighted maturity of the component will generally range between two and three years.

     The Manager's investment management process incorporates analysis of an issuer's debt service capability, financial flexibility and liquidity, as well as the fundamental trends and the outlook for an issuer and its industry. Credit risk management is also an important factor. The Manager conducts credit research, and carefully selects individual issues and attempts to broadly diversify portfolio holdings by industry sector and issuer. The Manager believes that determination of an issuer's attractiveness relative to alternative issues and/or valuations within the marketplace are important considerations in its investment decision-making. The component may also invest a portion of its assets in cash and money market securities.

Can a Fund's Investment Objective and Policies Change? Each Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, each Fund uses certain investment techniques and strategies in carrying out those investment policies. A Fund's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." Each Fund's investment objective is not a fundamental policy. Fund shareholders will be given 30 days' advance written notice of a change to a Fund's investment objective.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of a Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). A Fund's Board of Directors may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

          Portfolio Turnover. A change in the securities held by a Fund is known as "portfolio turnover." The Funds ordinarily do not engage in short-term trading to try to achieve their objectives. Growth Fund's and Income Fund's portfolio turnover rate is not expected to exceed 80%. The portfolio turnover rates of the fixed income portion and the equity portion of the Balanced Fund are not expected to exceed 70% and 85%, respectively. The "Financial Highlights," above, show the Funds' portfolio turnover rates during past fiscal years.

     Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in a Fund's realization of capital gains or losses for tax purposes. It may also affect the ability of a Fund to qualify as a "regulated investment company" under the Internal Revenue Code and avoid being taxed on amounts distributed as dividends and capital gains to shareholders. Each Fund qualified as such in the fiscal period from January 1, 1996 to October 31, 1996 and intends to do so in the future, although it reserves the right not to qualify.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks and the special risks of certain types of investments that a Fund may hold are described below. They affect the value of a Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of a Fund.

     Because of the types of securities each Fund invests in and the investment techniques each Fund uses differ, each Fund has a different risk profile. The LifeSpan Growth Fund and Balanced Fund are designed for investors who are investing for the long term but not seeking assured income. The LifeSpan Income Fund is designed for investors having a greater emphasis on income rather than growth. While the Manager and Subadvisers try to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging strategies, changes in securities market prices can occur at any time, and there is no assurance that the Funds will achieve their investment objectives. When you redeem your shares, they may be worth more or less than what you paid for them.

       Stock Investment Risks. Each Fund may invest in common stocks, preferred stocks, convertible securities, warrants and other equity securities of domestic or foreign companies of any size. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect a Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

     Each Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of a Fund's assets in any one company. Also the Funds do not concentrate their investments in any one industry or group of industries.

       Interest Rate Risks. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by a Fund mean that the Fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Fund's portfolio of debt securities.

       Special Risks of Lower-Grade Securities. Each Fund can invest in high-yield, below investment grade debt securities
(including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds."

     All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described below. These risks mean that a Fund may not achieve the expected income from lower-grade securities, and that a Fund's net asset value per share may be affected by declines in value of these securities.

       Hedging Instruments Can Be Volatile Investments and May Involve Special Risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager or a Subadviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

     Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of a Fund's income and distributions. There are also special risks in particular hedging strategies. For example, if a covered call written by a Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. A Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

       There Are Special Risks in Investing in Derivative Investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security might not perform the way the Manager or relevant Subadviser expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager or relevant Subadviser. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that a Fund will realize less principal or income from the investment than expected. Certain derivative investments held by a Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

       Foreign Securities Have Special Risks. While foreign securities offer special investment opportunities, there are special risks. Because each Fund may purchase securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of those foreign securities. Foreign issuers are not required to use generally-accepted accounting principles that apply to U.S. issuers. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

     In addition, it is generally more difficult to obtain court judgements outside the U.S. if a Fund were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

       Emerging Market Investments are Volatile. Investments in emerging market countries may involve risks in addition to those identified above for investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, and a Fund might not receive principal and/or income on a timely basis. Its net asset values could be affected. Emerging market countries may have smaller, less well-developed markets and exchanges; there may be a lack of liquidity for emerging market securities; interest rates and foreign currency exchange rates may be more volatile; sovereign limitations on foreign investments may be more likely to be imposed; there may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries.

Investment Techniques and Strategies

The Funds may also use the investment techniques and strategies described below, which involve certain risks. The Statement of Additional Information contains more detailed information about these practices, including limitations on their use that may help to reduce some of the risks.

       Investing in Lower-Grade Securities. Lower-grade debt securities generally offer higher income potential than investment grade securities. "Lower-grade" securities have a rating below "BBB" by Standard & Poor's or "Baa" by Moody's or similar ratings by other domestic or foreign rating organizations, or they are not rated by a nationally-recognized rating organization but the Manager or Sub-Adviser judges them to be comparable to lower-rated securities. A Fund may invest in securities rated as low as "D" by Standard & Poor's or "C" by Moody's. Appendix A to this Prospectus describes the rating categories of Moody's and Standard & Poor's. There are special risks investing in lower-grade securities, discussed in "Investment Risks," above.

     As of October 31, 1996, the Funds portfolio included fixed income securities in the following rating categories of Standard & Poor's Corporation (S&P) or if unrated, determined by the Manager to be comparable to the category indicated (the amounts shown are the dollar-weighted average values of the bonds in each category measured as a percentage of the Fund s total assets): LifeSpan Growth Fund: AAA, .14%; AA, .43%; A, 1.08%; BBB, 1.36%; BB, 1.73%;
B, 6.83%; CCC, 1.05% and CC .08%;  LifeSpan Balanced Fund : AAA,
 .49%; AA, 1.42%; A, 5.63%; BBB, 4.63%; BB, 3.14%; B, 10.92%; CCC,
1.76% and CC .14%; LifeSpan Income Fund: AAA, 1.35%; AA, 3.74%; A, 15.70%; BBB, 12.70%; BB, 6.37%; B, 11.41%; CCC, 1.60% and CC .15%;
The allocation of the Funds' assets in securities in the different rating categories will vary over time, and the proportion listed above should not be viewed as representing the Fund s current or future proportionate ownership of securities in particular rating categories. Appendix A to this Prospectus describes the rating categories.

       Investing in Emerging Market Countries. Babson-Stewart Ivory International ("Babson-Stewart"), as the Subadviser to the international component, may invest a portion of a Fund's assets in companies located in emerging countries. The Subadviser considers emerging countries to include any country that is defined as an emerging or developing economy by the International Bank for Reconstruction and Development, the International Finance Committee, The United Nations or its authorities, or the MSCI Emerging Markets Index. There are special risks investing in emerging markets, discussed in "Investment Risks," above.

       ADRs, EDRs and GDRs. Each Fund may invest in ADRs, EDRs and GDRs. ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. To the extent a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service that ADR, there may be an increased possibility that the Fund would not become aware of and be able to respond in a timely manner to corporate actions such as stock splits or rights offerings involving the foreign issuer. A Fund may also invest in EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

       Eurodollars and Yankee Dollars. The Funds may also invest in obligations of foreign branches of U.S. banks (denominated in Eurodollars) and U.S. branches of foreign banks ("Yankee dollars") as well as foreign branches of foreign banks. These investments involve risks that are different from investment in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

       U.S. Government Securities. U.S. Government Securities include debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. Government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest.

     Ginnie Mae certificates are one type of mortgage-related U.S. Government Security a Fund may invest in. Other mortgage-related U.S. Government Securities the Funds invest in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae") or the Student Loan Marketing Association and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Other U.S. Government Securities a Fund may invest in are collateralized mortgage obligations ("CMOs").

     The value of U.S. Government Securities will fluctuate until they mature depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when a Fund holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained below, under "Hedging."

       Short-Term Debt Securities. Each Fund may invest in high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings loan associations. While the LifeSpan Income Fund may use these investments primarily for income purposes, each Fund may invest in these securities in greater amounts for temporary defensive purposes when market conditions are unstable, or for liquidity purposes.

       Mortgage-Backed Securities, CMOs and REMICs. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

     Each Fund may also invest in CMOs, which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities, and in real estate mortgage investment conduits ("REMICs"). Payment of the interest and principal generated by the pool of mortgages on CMOs and REMICs are passed through to the holders as the payments are received. CMOs and REMICs are issued with a variety of classes or series which have different maturities. Certain CMOs and REMICs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans. The Funds do not intend to acquire "residual" interests in REMICs.

       "Stripped" Securities. Each Fund may also invest in CMOs and REMICs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "principal-only" security or "P/O") and the other which receives some or all of the interest (and is known as an "interest-only" security, or "I/O"). P/Os and I/Os are generally referred to as "derivative investments," discussed further below.

     The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, a Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, a Fund might receive back less than its investment.

     The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

     Private-issuer stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, most private-issuer stripped securities may be deemed "illiquid." If a Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 15% of the Fund's net assets, discussed below.

       Asset-Backed Securities. A Fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as one of the Funds. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

       Structured Notes. A structured note is a debt security having an interest rate or principal repayment requirement based on the performance of a benchmark asset or market, such as stock prices, currency exchange rates or commodity prices. They provide exposure to the benchmark market while fixing the maximum loss if that market does not perform as expected. Depending on the terms of the note, the Fund could forego all or part of the interest and principal that would be payable on a comparable conventional note, and the Fund's loss could not exceed that amount.

       Inverse Floating Rate Instruments. The Funds may invest in inverse floating rate debt instruments ("inverse floaters"), including leveraged inverse floaters and inverse floating rate mortgage-backed securities, such as inverse floating rate "interest only" stripped mortgage-backed securities. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

       Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. A Fund may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants a Fund has acquired as part of units with other securities or that are attached to other securities. No more than 2% of a Fund's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange. For further details, see "Warrants and Rights" in the Statement of Additional Information.

       Small, Unseasoned Companies. Each Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors. Securities of these companies may have limited liquidity (which means that a Fund may have difficulty selling them at an acceptable price when it wants to) and the price of these securities may be volatile. See "Investing in Small, Unseasoned Companies" in the Statement of Additional Information for a further discussion of the risks involved in such investments.

       Loans of Portfolio Securities. To attempt to increase its income or raise cash for liquidity purposes, each Fund may lend its portfolio securities, other than in repurchase transactions, to brokers, dealers and other financial institutions. A Fund must receive collateral for a loan. As a matter of fundamental policy, these loans are limited to not more than 33-1/3% of the Fund's total assets (taken at market value) and are subject to other conditions described in the Statement of Additional Information. The Funds presently do not intend to engage in loans of securities, but if a Fund does so it does not intend to lend securities in amounts that will exceed 5% of the Fund's total assets in the coming year.

       "When-Issued" and Delayed Delivery Transactions. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to a Fund if the value of the security declines prior to the settlement date.

       Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase transaction, a Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, a Fund may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

       Illiquid and Restricted Securities. Under the policies established by the Funds' Board of Directors, the Manager determines the liquidity of certain of the Funds' investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Each Fund cannot invest more than 15% of its net assets in illiquid securities (including repurchase agreements having a maturity beyond 7 days, securities that are not readily marketable, certain restricted securities, over-the-counter options and privately-issued stripped mortgage-backed securities. Each Fund cannot invest more than 15% of its total assets in restricted securities. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.

       Hedging. Each Fund may write covered call options on securities, stock or bond indices and foreign currency. Each may purchase and sell certain kinds of futures contracts, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currency, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." While the Funds currently do not engage extensively in hedging, a Fund may use these instruments for hedging and non-hedging purposes as described below.

     A Fund may write covered call options and buy and sell futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures and writing covered calls, hedge a Fund's portfolio against price fluctuations.

     Other hedging strategies, such as buying futures, tend to increase a Fund's exposure to the securities market. Forward contracts may be used to try to manage foreign currency risks on a Fund's foreign investments. Foreign currency options may be used to try to protect against declines in the dollar value of foreign securities a Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to a Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders. Hedging strategies entail special risks, described in "Investment Risks," above.

       Futures. A Fund may buy and sell futures contracts for hedging and non-hedging purposes that relate to (1) foreign currencies (these are referred to as "Forward Contracts" and are discussed below), (2) financial indices, such as U.S. or foreign government securities indices, corporate debt securities indices or equity securities indices (these are referred to as Financial Futures), and (3) interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

       Covered Call Options and Options on Futures. A Fund may write (that is, sell) call options on securities, indices and foreign currencies for hedging purposes and write call options on Futures for hedging and non-hedging purposes, but only if all such calls are "covered." This means a Fund must own the security subject to the call while the call is outstanding or, in the case of calls on futures or indices, segregate appropriate liquid assets. When a Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from a Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

     A Fund may purchase put options on Futures. Buying a put on an investment gives a Fund the right to sell the investment at a set price to a seller of a put on that investment. A Fund may sell a put on Futures, but only if the puts are covered by segregated liquid assets.

     A Fund may sell covered call options that are traded on U.S. or foreign securities or commodity exchanges or are traded in the over-the-counter markets. In the case of foreign currency options, they may be quoted by major recognized dealers in those options. Options traded in the over-the-counter market may be "illiquid," and therefore may be subject to a Fund's restrictions on illiquid investments.

       Forward Contracts. Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Fund may use them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. A Fund may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated. No Fund will speculate in foreign exchange.

       Interest Rate Swaps. A Fund may enter into interest rate swaps both for hedging and to seek to increase total return. In an interest rate swap, a Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. A Fund enters into swaps only on a net basis, which means the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will segregate liquid assets of any type (such as cash, U.S. Government, equity or debt securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

       Derivative Investments. Each Fund can invest in a number of different kinds of "derivative" investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. A Fund may not purchase or sell physical commodities; however, a Fund may purchase and sell foreign currency in hedging transactions. This shall not prevent a Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities. There are special risks of investing in derivatives, described in "Investment Risks," above.

     Derivative investments used by a Fund are used in some cases for hedging purposes and in other cases to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered "derivative investments."

     "Index-linked" or "commodity-linked" notes are debt securities that call for interest payments or repayment of principal in different terms than a typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. A Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

Other Investment Restrictions. The Funds have other investment restrictions which are "fundamental" policies. Among these fundamental policies, each Fund cannot do any of the following:

        A Fund cannot borrow money, except for emergency or extraordinary purposes including (i) from banks for temporary or short-term purposes or for the clearance of transactions, in amounts not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Investment Company Act. For purposes of this investment restriction, mortgage dollar rolls, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

        A Fund cannot make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33-1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed bonds, debentures or other similar obligations.

        A Fund cannot purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities. The Funds have undertaken, as a matter of non-fundamental policy, to apply this restriction to 25% or more of their assets.

        With respect to 75% of its total assets, a Fund cannot purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
(b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     Unless the prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Funds are Managed

Organization and History. The Funds are series of Oppenheimer Series Fund, Inc. (the "Company"), which was organized in 1981 as a Maryland corporation. It is an open-end management investment company. Organized as a series fund, the Company presently has five series, each of which is diversified, including the three LifeSpan Funds. Prior to March 18, 1996, the LifeSpan Funds were called CMIA LifeSpan Capital Appreciation Fund, CMIA LifeSpan Balanced Fund and CMIA LifeSpan Diversified Income Fund.

     The Company (including the Funds) is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee each Fund's activities, review its performance, and review the actions of the Manager and the Subadvisers. "Directors and Officers of the Fund" in the Statement of Additional Information names the Directors and officers of the Funds and provides more information about them. Although the Funds will not normally hold annual meetings of shareholders, they may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the Company's Articles of Incorporation.

     The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Company into two or more classes. The Board has done so, and each Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Funds are Managed" in the Statement of Additional Information for further information on voting of shares.

     The Manager, the Sub-Advisers and their Affiliates. The Funds are managed by the Manager, OppenheimerFunds, Inc., which supervises each Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under separate Investment Advisory Agreements for each Fund which state the Manager's responsibilities. The Agreements set forth the rates of the management fees paid by a Fund to the Manager, and describes the expenses that a Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $62 billion as of December 31, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

       The Subadvisers. The Manager has engaged three Subadvisers to provide day-to-day portfolio management for certain components of the Funds. Babson-Stewart, One Memorial Drive, Cambridge, MA 02142, the Subadviser to the international component, was established in 1987. The general partners of Babson-Stewart are David L. Babson & Co., which is an indirect subsidiary of Massachusetts Mutual Life Insurance Company, and Stewart Ivory & Co., Ltd. As of December 31, 1996, Babson-Stewart had approximately $3.3 billion in assets under management.

     BEA Associates, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, NY 10022, the Subadviser to the high yield/high risk bond component, has been providing fixed-income and equity management services to institutional clients since 1984. BEA is a partnership between Credit Suisse Capital Corporation and CS Advisors Corp. As of December 31, 1995, BEA Associates, together with its global affiliate, had $27.4 billion in assets under management.

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), 1255 Drummers Lane, Wayne, PA 19087, the Subadviser to the small cap component, was established in 1982 to provide specialized equity management for institutional investors including other investment companies. Pilgrim Baxter is a wholly-owned subsidiary of United Asset Management Corporation. As of December 31, 1996, Pilgrim Baxter had over $14 billion in assets under management. Each Subadviser is responsible for choosing the investments of its respective component for each Fund and its duties and responsibilities are set forth in its respective contract with the Manager. The Manager, not the Funds, pay the Subadvisers.

       Portfolio Managers. The Manager supervises each Fund's investment program and regularly reviews the asset allocation among each Fund's classes and components. The Manager's personnel manage certain of the components. The Portfolio Managers of each component are listed below.

Component      Portfolio Manager/Business Experience (Last 5 Years)
International
(Babson-Stewart)    James W. Burns: Managing Director, Babson-Stewart
                    (1993-present) and  Director, Stewart-Ivory & Co. Ltd.
                    (since 1990) John G.L. Wright: Managing Director,
                    Babson-Stewart (1987-present); Director, Stewart Ivory & Co.
                    Ltd. (since 1971)
Value/Growth
(the Manager)       Peter M. Antos, C.F.A.: Principal Portfolio Manager, Vice
President of        the Fund and Senior Vice President of the Manager;
                    portfolio manager of other Oppenheimer funds; previously
                    Vice President and Senior Portfolio Manager,
                    Equities G.R. Phelps & Co. ("G.R. Phelps"), a
                    subsidiary of Connecticut Mutual Life Insurance Company
                    ("CML") (1989-1996)

               Michael C. Strathearn, C.F.A.: Vice President of the Funds and the Manager since March, 1996; portfolio manager of other
               Oppenheimer funds; previously a Portfolio Manager, Equities,
               CML (1988-1996)

               Kenneth B. White, C.F.A.: Vice President of the Funds and the
               Manager since March, 1996; portfolio manager of other
               Oppenheimer funds; previously a Portfolio Manager, Equities
               CML (1987-1992)

Growth/Income
(the Manager)  Michael C. Strathearn, C.F.A.: (see biographical data above)

               Peter M. Antos, C.F.A.: (see biographical data above)

               Stephen F. Libera, C.F.A.: Vice President of the Funds and the
               Manager since March, 1996; portfolio manager of other
               Oppenheimer funds; previously a Vice President and Senior
               Portfolio Manager, Fixed Income--G.R. Phelps (1985-1996)

               Kenneth B. White, C.F.A.: (see biographical data above)


Small Cap Stocks
(Pilgrim Baxter)    Gary L. Pilgrim: Director, Member of Executive Committee,
President and  Chief Investment Officer, Pilgrim Baxter (1985-Present)

               Michael D. Jones: Portfolio Manager/Analyst, Pilgrim Baxter
               (since 1995); Vice President/Portfolio Manager, Bank of New
               York (1990-1995)

Government Securities/Corporate Bonds
(the Manager)  Stephen F. Libera, C.F.A.: (see biographical data above)

High Yield Bonds
(BEA Associates)    Richard J. Lindquist: Managing Director and High Yield
Portfolio Manager,BEA Associates (since 1995); CS First Boston (1989-1995)

Short-Term Bonds
(the Manager)  Stephen F. Libera, C.F.A.: (see biographical data above)

       Fees and Expenses. Under separate Investment Advisory Agreements, each Fund pays the Manager a monthly fee. For the LifeSpan Growth and Balanced Funds, the fee is at the following annual rates: 0.85% of the average daily net assets up to $250 million and 0.75% of average daily net assets over $250 million. For the LifeSpan Income Fund, the annual rates are: 0.75% of average daily net assets up to $250 million and 0.65% of average daily net assets over $250 million.

     Under its Investment Subadvisory Agreements with Babson-Stewart for the LifeSpan Growth and LifeSpan Balanced Funds, the Manager pays Babson-Stewart a monthly fee, at the following annual rates, which decline as the average daily net assets of that portion of the respective Fund's component allocated to Babson-Stewart grow: 0.75% of the first $10 million of average daily net assets allocated to Babson-Stewart, 0.625% of the next $15 million, 0.50% of the next $25 million and 0.375% of such assets in excess of $50 million. The net assets of all Funds allocated to Babson-Stewart are not aggregated in applying these breakpoints.

     Under its Investment Subadvisory Agreements with BEA for each LifeSpan Fund, the Manager pays BEA a quarterly fee at the following annual rates, which decline as the combined average daily net assets of each Fund allocated to BEA grow: 0.45% of the first $25 million of combined average daily net assets allocated to BEA, 0.40% of the next $25 million, 0.35% of the next $50 million and 0.25% of the assets in excess of $100 million.

     Under its Investment Subadvisory Agreements with Pilgrim Baxter, the Manager pays Pilgrim Baxter a monthly fee equal to 0.60% of the combined average daily net assets of the Funds allocated to Pilgrim Baxter. For purposes of calculating the fees payable to BEA and Pilgrim Baxter, the net asset values of those portions of the assets of each Fund subadvised by BEA and Pilgrim Baxter are aggregated with those portions of the net assets of Panorama Series Fund, Inc. managed by BEA and Pilgrim Baxter, respectively.

     Each Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of a Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreements and the other expenses paid by the Funds is contained in the Statement of Additional Information.

     There is also information about the Funds' brokerage policies and practices in "Brokerage Policies of the Funds" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Funds' portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreements to consider whether brokers have sold shares of the Funds or any other funds for which the Manager serves as investment adviser.

       The Distributor. Each Fund's shares are sold through dealers, brokers, banks and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as each Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

       The Transfer Agent. Each Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for each Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts, to the Transfer Agent at the address and toll-free number shown below in this Prospectus or on the back cover.

Performance of the Funds

Explanation of Performance Terminology. Each Fund uses the term "total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in a Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). A Fund's performance data may help you see how well your investment has done over time and to compare it to market indices.

     It is important to understand that a Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare a Fund's performance. A Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       Total Returns. There are different types of "total returns" used to measure a Fund's performance. Total return is the change in value of a hypothetical investment in a Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show a Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B and Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted at "net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.

How has the Fund Performed? Below is a discussion by the Manager of the performance of each Fund during its fiscal period of January 1, 1996 to October 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

          Management's Discussion of Performance.

          Oppenheimer LifeSpan Growth Fund -   During the fiscal
period from January 1, 1996 to October 31, 1996, the domestic stock market performed strongly, reaching record highs. The Fund outperformed the S&P 500, due primarily to the Manager's allocation of Fund assets primarily in equity securities. The Fund's small cap equity component was the strongest performing equity component of the Fund, whose returns were fueled by a relatively large weighing in technology stocks. The High Yield and International components followed with above-average returns. The Value/Growth component of the portfolio provided a moderate increase, primarily from the Fund's investments in U.S. companies undergoing corporate restructuring. The Corporate/Government component returns were down, mainly the result of rising interest rates.

          Oppenheimer LifeSpan Balanced Fund - During the fiscal period from January 1, 1996 to October 31, 1996, the domestic stock market performed strongly, reaching record highs, while segments of the bond market declined. The Fund's performance was positively affected by the larger allocation of Fund assets in equities. The majority of the Fund's return during the period came from the Small Cap and International components, with the Value/Growth and Growth/Income components reporting more modest contributions to the Fund's performance. Of the fixed income portion of the portfolio, the High Yield component was the strongest performer while the Short-Term Bond and Government/Corporate Bond components underperformed.

          Oppenheimer LifeSpan Income Fund. - During the fiscal period from January 1, 1996 to October 31, 1996, segments of the bond market declined due to rising interest rates. Over that period, the Fund's performance was favorably affected by the Manager's focus on earning high current income. The High Yield Bond segment provided the greatest contribution to performance while the Growth/Income component was also a primary contributor to the Fund's positive performance. However, the Government/Corporate Bond component declined and the Short-Term Bond component showed only a modest increase as a result of the rising interest rate environment.

     Each Fund's portfolio and its portfolio manager's strategies are subject to change.

                     Oppenheimer LifeSpan Growth Fund
                       Comparison of Change in Value
                    of $10,000 Hypothetical Investments
                  in Oppenheimer LifeSpan Growth Fund and
                         the Whilshire 5000 Index

                                  [Graph]
         Past performance is not predictive of future performance.

                     Oppenheimer LifeSpan Growth Fund

Average Annual Total Returns of the Fund at 10/31/96

Class A Shares (1)

     1-Year              Life
     12.44%         16.73%


Class B Shares(2)

     1-Year              Life
     13.49%         13.44%



Cumulative Total Return of Class C Shares (3)

     Life
     2.04%

___________________
Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions.
1. The inception date of the Fund (Class A shares) was 05/1/95.
The average annual total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum sales charge.
2. Class B shares of the Fund first publicly offered on 10/2/95. The average annual total return reflect reinvestment of all dividends and capital gains distributions. The 1-year return is shown net of the applicable 4% contingent deferred sales charge.
3. Class C shares of the Fund were first publicly offered on May 1, 1996. The Life-of-Class is shown net of the applicable 1% contingent deferred sales charge. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

                    Oppenheimer LifeSpan Balanced Fund
                       Comparison of Change in Value
                    of $10,000 Hypothetical Investments
                 in Oppenheimer LifeSpan Balanced Fund and
                           the S&P 500 Index and
                Lehman Brothers Corporate Government Index

                                  [Graph]
         Past performance is not predictive of future performance.

                    Oppenheimer LifeSpan Balanced Fund

Average Annual Total Returns of the Fund at 10/31/96

Class A Shares (1)

     1-Year              Life
     8.30%               12.68%
Class B Shares(2)

     1-Year              Life
     8.81%               9.33%


Cumulative Total Return of Class C Shares (3)

     Life
     2.21%


___________________
1. The inception date of the Fund (Class A shares) was 05/1/95. The average annual total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum sales charge.
2. Class B shares of the Fund first publicly offered on 10/2/95. The average annual total return reflect reinvestment of all dividends and capital gains distributions. The 1-year return is shown net of the applicable 4% contingent deferred sales charge.
3. Class C shares of the Fund were first publicly offered on May 1 1996. The Life-of-Class is shown net of the applicable 1% contingent deferred sales charge. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

                     Oppenheimer LifeSpan Income Fund
                       Comparison of Change in Value
                    of $10,000 Hypothetical Investments
                  in Oppenheimer LifeSpan Income Fund and
     the Lehman Brothers Intermediate Government/Corporate Bond Index

                                  [Graph]
         Past performance is not predictive of future performance.

                     Oppenheimer LifeSpan Income Fund

Average Annual Total Returns of the Fund at 10/31/96

Class A Shares (1)

     1-Year              Life
     1.91%               6.22%


Class B Shares2)

     1-Year              Life
     2.36%               3.82%


Cumulative Total Return of Class C Shares (3)

     Life
     2.96%

___________________
1. The inception date of the Fund (Class A shares) was 05/1/95.
The average annual total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum sales charge.
2. Class B shares of the Fund first publicly offered on 10/2/95. The average annual total return reflect reinvestment of all dividends and capital gains distributions. The 1-year return is shown net of the applicable 4% contingent deferred sales charge.
3. Class C shares of the Fund were first publicly offered on May 1,
1996.   The Life-of-Class is shown net of the applicable 1%
contingent deferred sales charge. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. Each Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. "

       Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page ____). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares," below.

       Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you owned your shares, as described in "Buying Class B Shares," below.

       Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as discussed in "Buying Class C Shares," below.

Which Class of Shares Should You Choose? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. A Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in your investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on a Fund's actual investment returns, and the operating expenses borne by the class of shares you invest in.

     The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

       How Long Do You Expect To Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses your choice will also depend on how much you invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time or higher class-based expenses on the shares of Class B or Class C for which no initial sales charge is paid.

       Investing for the Short Term. If you have a short term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than seven years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater economic impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

       Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charge available for larger investments in Class A shares under a Fund's Right of Accumulation. Unlike Class B shares, Class C shares do not convert to Class A shares and remain subject to the asset-based sales charge.

     Of course all of these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and you should analyze your options carefully.

       Are There Differences in Account Features That Matter To You? Because some features may not be available to Class B or C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, this may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information.

       How Does It Affect Payments To My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges are the same as the purpose of the front-end sales charge on sales of Class A shares: to reimburse the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

        With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

        Under pension and profit-sharing plans, 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

        There is no minimum investment requirement if you are buying shares by reinvesting dividends from a Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

       How Are Shares Purchased? You can buy shares several ways through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

       Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

       Buying Shares Through The Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O.
Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

       Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

     Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink," below for more details.

       Asset Builder Plans. You may purchase shares of a Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

       At What Prices Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for Fund shares.

Special Sales Charge Arrangements for Certain Persons. Appendix B to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of Fund shares (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds and Former Connecticut Mutual Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, a Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. Different sales charge rates and commissions applied to sales of Class A shares prior to March 18, 1996. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                                        Front-End Sales
                         Front-End Sales     Charge as
                         Charge as      Percentage of  Commission as
                         Percentage of  Amount         Percentage of
Amount of Purchase       Offering Price Invested       Offering Price
Less than $25,000             5.75%               6.10%               4.75%

$25,000 or more but
less than $50,000             5.50%               5.82%               4.75%

$50,000 or more but
less than $100,000            4.75%               4.99%               4.00%

$100,000 or more but
less than $250,000            3.75%               3.90%               3.00%

$250,000 or more but
less than $500,000            2.50%               2.56%               2.00%

$500,000 or more but
less than $1 million               2.00%               2.04%               1.60%

     The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

       Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

        Purchases aggregating $1 million or more.

        Purchases by a retirement plan qualified under Section
401(a) if the retirement plan has total plan assets of $500,000 or more.

        Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $100,000 or more.

        Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

     The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commissions will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, a Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under a Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

       Special Arrangements with Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset
Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

       Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of a Fund and other Oppenheimer funds to reduce the sales charge rate for current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

       Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of a Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

        the Manager or its affiliates;

        present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of a Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

        registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

        dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

        employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

        dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of a Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged a transaction fee by their dealer, broker or advisor for the purchase or sale of Fund shares);

        (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code, and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases, and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

        directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

        accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

        any unit investment trust that has entered into an appropriate agreement with the Distributor;

        a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or

        qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by December 31, 1996.

     Waivers of Initial and Contingent Deferred Sales Charges in
Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

        shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party;

        shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or one of its affiliates acts as sponsor;

        shares purchased by the reinvestment of dividends or other distributions reinvested from a Fund or other Oppenheimer funds
(other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

        shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your Fund shares, and the Distributor may require evidence of your qualification for this waiver; and

        shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

        to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

        involuntary redemptions of shares by operation of law or involuntary redemption of small accounts (see "Shareholder Account Rules and Policies," below);

        if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commissions will be payable if the shares are redeemed within 18 months of purchase).

        for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;

        for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake or fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from services; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.

Service Plan for Class A Shares. Each Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of each Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if a Fund's Board of Directors authorizes such reimbursements, which no Fund Board has done as yet) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about a Fund, assisting in establishing and maintaining accounts in a Fund, making a Fund's investment plans available and providing other services at the request of a Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to compensate it for providing distribution-related services to a Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, a Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning of      Contingent Deferred Sales Charge
Month in Which Purchase       On Redemptions in that Year
Order Was Accepted       (As % of Amount Subject to Charge)

0-1                           5.0%
1-2                           4.0%
2-3                           3.0%
3-4                           3.0%
4-5                           2.0%
5-6                           1.0%

6 and following               None

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made. Different contingent deferred sales charges applied to redemptions of Class B shares prior to March 18, 1996.

       Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to a Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, a Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

Distribution and Service Plans for Class B and Class C Shares. Each Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its costs in distributing Class B and C shares and servicing accounts. Under the Plans, a Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year.

     Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets of the respective class per year.

     The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by a Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

     The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and C shares.

     The Distributor currently pays sales commissions of 3.75% on the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

     The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup the sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Distributor's actual expenses in selling Class B and C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from a Fund under the Distribution and Service Plans for Class B and C shares. If a Fund terminates either of its Plans, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Redemptions in Certain Cases. The Class B and
Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases, if the Transfer Agent is notified that these conditions apply to the redemption:

        distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

        redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

        returns of excess contributions to Retirement Plans;

        distributions from Retirement Plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;

        shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

        distributions from OppenheimerFunds prototype 401(k) plans
(1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

        shares sold to the Manager or its affiliates;

        shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; and

        shares issued in plans of reorganization to which a Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

       Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

       PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

       Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with a Fund, to pay for these purchases.

       Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

       Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and a Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Automatic Withdrawal and Exchange Plans. Each Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

       Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

       Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of a Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

       Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

       403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

       SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SARSEP-IRAs

       Pension and Profit-Sharing Plans for self-employed persons and other employers

       401(k) Prototype Retirement Plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How To Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. Each Fund offers you a number of ways to sell your shares in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

       Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

       Certain Requests Require a Signature Guarantee. To protect you and the Funds from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

        You wish to redeem more than $50,000 worth of shares and receive a check

        The redemption check is not payable to all shareholders listed on the account statement

        The redemption check is not sent to the address of record on your account statement

        Shares are being transferred to a Fund account with a different owner or name

        Shares are redeemed by someone other than the owners (such as an Executor)

       Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

        Your name
        Your Fund's name
        Your Fund account number (from your account statement)
        The dollar amount or number of shares to be redeemed
        Any special payment instructions
        Any share certificates for the shares you are selling
        The signatures of all registered owners exactly as the account is registered, and
        Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail: Send courier or Express Mail requests to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217 OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

        To redeem shares through a service representative, call
1-800-852-8457

        To redeem shares automatically on PhoneLink, call
1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

       Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

       Telephone Redemptions Through AccountLink or Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account if the bank is a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable a Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. To find out more information about that service, please contact your dealer or broker. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How To Exchange Shares

Shares of a Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

        Shares of the fund selected for exchange must be available for sale in your state of residence.

        The prospectuses of your Fund and the fund whose shares you want to buy must offer the exchange privilege.

        You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.

        You must meet the minimum purchase requirements for the fund you purchase by exchange.

        Before exchanging into a fund, you should obtain and read its prospectus.

     Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer Funds. For example, you can exchange Class A shares of a Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

       Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

       Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same names and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

     There are certain exchange policies you should be aware of:

        Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to a Fund.

        Because excessive trading can hurt fund performance and harm shareholders, a Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

        A Fund may amend, suspend or terminate the exchange privilege at any time. Although a Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

        For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a taxable gain or a loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

        If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

       Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange which is normally 4:00 P.M., but may be earlier on some days, on each day the Exchange is open by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Board of Directors of the Funds has established procedures to value each Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

       The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in a Fund's best interest to do so.

       Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. If an account has more than one owner, a Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

       The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures the Transfer Agent or a Fund may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor a Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

       Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

       Dealers that can perform account transactions for their clients by participating in NETWORKING through the National
Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously.

       The redemption price for shares will vary from day to day because the value of the securities in a Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

       Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

       Involuntary redemptions of small accounts may be made by a Fund if the account has fewer than 100 shares, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       Under unusual circumstances, shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from a Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

       "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish a Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

       A Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

       To avoid sending duplicate copies of materials to households, each Fund will mail only one copy of its annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. Each Fund declares dividends separately for Class A,
Class B and Class C shares from net investment income.   LifeSpan
Growth Fund intends to pay dividends, if any, annually, normally on the last business day in December. LifeSpan Balanced Fund intends to pay dividends, if any, quarterly, normally on the last business
day of March, June, September and December.   LifeSpan Income Fund
will declare dividents from net investment income on each regular business day and pay those dividends to shareholders monthly. Distributions may be made monthly by LifeSpan Income Fund, annually by the LifeSpan Growth Fund and quarterly by LifeSpan Balanced Fund from any net short-term capital gains the Fund realizes in selling securities. The Board of Directors can change those date.
Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends.

Capital Gains. Each Fund may make distributions annually in December out of any net short-term or long-term capital gains. Each Fund may make supplemental distributions of long-term capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information your Fund sends you after the end of the year. There can be no assurance that your Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

       Reinvest All Distributions In Your Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of your Fund.

       Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in your Fund while receiving dividends by check or sent to your bank account on AccountLink.

       Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

       Reinvest Your Distributions in Another Oppenheimer Funds
Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in a Fund. A Fund's distributions from long-term capital gains are taxable to shareholders as long-term capital gains, no matter how long you held your shares. Dividends paid by a Fund from short-term capital gains and net investment income are taxable as ordinary income. These dividends and distributions are subject to Federal income tax and may be subject to state or local taxes. Your distributions are taxable as described above, whether you reinvest them in additional shares or take them in cash. Corporate shareholders may be entitled to the corporate dividends received deduction for some portion of a Fund's distributions treated as ordinary income, subject to applicable limitations under the Internal Revenue Code. Every year your Fund will send you and the IRS a statement showing the amount of the dividends and other distributions you received for the previous year.

       "Buying a Dividend". When a Fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before your Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

       Taxes on Transactions. Share redemptions and repurchases, including redemptions for exchanges, may produce a taxable gain or a loss, which generally will be a capital gain or loss for shareholders who hold their Fund shares as capital assets. Such a gain or loss is the difference between your tax basis, which is usually the price you paid for the shares, and the proceeds you received when you sold them. Special tax rules may apply to certain redemptions preceded or followed by investments in the same Fund or another Oppenheimer fund.

       Returns of Capital. In certain cases distributions made by your Fund may be considered a return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A return of capital will reduce your tax basis in your Fund shares but will not be taxable except to the extent it exceeds such tax basis.

       Foreign Taxes. Each Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain of its foreign investments, if any. These taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Funds do not expect to qualify to pass such foreign taxes and any related tax deductions or credits through to their shareholders.

     This information is only a summary of certain federal tax information about your investment. Tax-exempt or tax-deferred investors, foreign investors, and investors subject to special tax rules (such as certain banks and securities dealers) may have different tax consequences not described above. More tax information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in a Fund on your particular tax situation.

Appendix A

Description of Ratings-Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

     Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

     A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

     Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

     C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

     AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

     A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

     BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

     BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.
APPENDIX B
Special Sales Charge Arrangements

I. Special Sales Charge Arrangements for Shareholders of the Fund
Who Were Shareholders of the Former Quest for Value Funds

The initial and contingent sales charge rates and waivers for Class A and Class B shares of a Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Funds acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds (i) that was one of the Former Quest for Value Funds or (ii) that were acquired by exchange from one of those funds or from an Oppenheimer fund into which one of the Former Quest for Value Funds merged.

Class A Sales Charges

       Reduced Class A Initial Sales Charge Rates for Certain
Former Quest Shareholders

       Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                         Front-End      Front-End Sales
Number of                Charge as a    Charge as a    Commission as
Eligible                 Percentage          Percentage          Percentage
Employees                of Offering         of Amount      of Offering
or Members                    Price               Invested       Price
9 or fewer                    2.50%               2.56%               2.00%

At least 10 but not
more than 49             2.00%               2.04%               1.60%


     For purchases by Qualified Retirement Plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in "How To Buy Shares."

     Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

       Special Class A Contingent Deferred Sales Charge Rates. Class A shares of a Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

       Waiver of Class A Sales Charges for Certain Shareholders.
Class A shares of a Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

        Shareholders of the Fund who were shareholders of the AMA
Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

        Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

       Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions.   The Class A contingent deferred sales
charge will not apply to redemptions of Class A shares of a Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

        Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

        Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A and Class B Contingent Deferred Sales Charge Waivers

       Waivers for Redemptions of Shares Purchased Prior to
March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A or B shares of a Fund acquired by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only Class B shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

       Waivers for Redemptions of Shares Purchased On or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A or B shares of a Fund acquired by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995:
(1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or
(b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A or B shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in the Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

II. Special Sales Charge Arrangements for Shareholders of a Fund
Who Were Shareholders of the Former Connecticut Mutual Funds

Certain of the sales charge rates and waivers for Class A and Class B shares of the Funds described elsewhere in this Prospectus are modified as described below for those shareholders of Connecticut Mutual Liquid Account, Connecticut Mutual Government Securities Account, Connecticut Mutual Income Account, Connecticut Mutual Growth Account, Connecticut Mutual Total Return Account, CMIA LifeSpan Diversified Income Account, CMIA LifeSpan Capital Appreciation Account and CMIA LifeSpan Balanced Account (the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds.

Prior Class A CDSC and Class A Sales Charge Waivers

       Class A Contingent Deferred Sales Charge. Certain shareholders of the Funds and the other former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

     Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 or more prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Funds' policies on Combined Purchases or Rights of Accumulation, who still hold those shares in the Fund or other Former Connecticut Mutual Funds, and (2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the Funds' former general distributor to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at a net asset value without being subject to the Class A initial sales charge.

     Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement, they will be subject to the prior Class A CDSC.

       Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a fund into which such fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the Fund's prior distributor, and its affiliated companies; (5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and (6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

     Additionally, Class A shares of a Fund may be purchased without sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which was beyond the applicable surrender charge period and which was used to fund a qualified plan, who exchanges the variable annuity contract to buy Class A shares of the Fund.

Class A and Class B Contingent Deferred Sales Charge Waivers

In addition to the waivers set forth in "How To Buy Shares," above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer Fund that was a Former Connecticut Mutual Fund and the shares of such Former Connecticut Mutual Fund were purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in
Section 72(m)(7) of the Internal Revenue Code; (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7) of the Code, or from IRAs, deferred compensation plans created under
Section 457 of the Code, or other employee benefit plans; (4) as tax-free returns of excess contributions to such retirement or employee benefit plans; (5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company; (6) in connection with the redemption of shares of a Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction; (7) in connection with a Fund's right to involuntarily redeem or liquidate the Fund; (8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; and (9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

                         APPENDIX TO PROSPECTUS OF
                     OPPENHEIMER LIFESPAN INCOME FUND

     Graphic material included in Prospectus of Oppenheimer
LifeSpan Income Fund: "Comparison of Total Return of Oppenheimer
LifeSpan Income Fund with the Lehman Brothers Intermediate
Government/Corporate Index - Change in Value of $10,000
Hypothetical Investments in Class A, Class B and Class C Shares of Oppenheimer LifeSpan Income Fund and the Lehman Brothers
Intermediate Government/Corporate Index."

     Linear graphs will be included in the Prospectus of Oppenheimer LifeSpan Income Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (5/1/95) through 10/31/96, in the case of the Fund's Class B, that graph will cover the period from inception (10/2/95) through 10/31/96, and in the case of Class C shares, that graph will cover the period from the inception of the class (5/1/96) through 10/31/96. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Brothers Intermediate Government/Corporate Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Intermediate Goverment/Corporate Bond Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

                                   Lehman Brothers
                Oppenheimer        Intermediate
Fiscal          LifeSpan Income    Government/Corporate
Period Ended    Fund Class A       Index
--------------- -----------------  -------------------
5/1/95(1)       $ 9,425            $10,000
12/31/95        $10,482            $10,914
10/31/96        $10,949            $11,280


                                   Lehman Brothers
                Oppenheimer        Intermediate
Fiscal          LifeSpan Income    Government/Corporate
Period Ended    Fund Class B       Index
--------------- -------------------          -------------------
10/02/95(2)     $10,000            $10,000
12/31/95        $10,430            $10,352
10/31/96        $10,414            $10,699

_______________

(1) Class A Shares of the Fund were first publicly offered on 5/1/95.
(2) Class B shares of the Fund were first publicly offered on 10/02/95.


                                   Lehman Brothers
                Oppenheimer        Intermediate
Fiscal          LifeSpan Income    Government/Corporate
Period Ended    Fund Class C       Index
-------------- -----------------   -------------------
05/01/96(3)     $10,000            $10,000
10/31/96        $10,296            $10,459

----------------

(3) Class C shares of the Fund were first publicly offered on 05/01/96.

                         APPENDIX TO PROSPECTUS OF
                    OPPENHEIMER LIFESPAN BALANCED FUND

                Graphic material included in Prospectus of Oppenheimer LifeSpan Balanced Fund: "Comparison of Total Return of Oppenheimer LifeSpan Balanced Fund with the S&P 500 Index and the Lehman Brothers Corporate/Government Index - Change in Value of $10,000 Hypothetical Investments in Class A, Class B and Class C Shares of Oppenheimer LifeSpan Balanced Fund and the S&P 500 Index and the Lehman Brothers Corporate/Government Index."

                Linear graphs will be included in the Prospectus of Oppenheimer LifeSpan Balanced Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (5/1/95) through 10/31/96, in the case of the Fund's Class B, that graph will cover the period from inception (10/2/95) through 10/31/96, and in the case of Class C shares, that graph will cover the period from the inception of the class (5/1/96) through 10/31/96. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index and the Lehman Brothers Corporate/Government Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index and the Lehman Brothers Corporate/ Goverment Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

                    Oppenheimer                        Lehman Brothers
Fiscal              LifeSpan Balanced        S&P       Corporate/Government
Period Ended        Fund Class A        500 Index Index
-----------------        -----------------------  -----------    --------------------
5/1/95(1)           $ 9,425             $10,000   $10,000
12/31/95            $10,870             $11,444   $11,202
10/31/96            $11,962             $14,200   $11,446

                    Oppenheimer                        Lehman Brothers
Fiscal              LifeSpan Balanced        S&P       Corporate/Government
Period Ended        Fund Class B        500 Index Index
-----------------        -----------------------  ------------ --------------------
----
10/02/95(2)              $10,000             $10,000   $10,000
12/31/95            $10,450             $ 9,964   $10,466
10/31/96            $11,013             $12,364   $10,694

________________
(1)  Class A Shares of the Fund were first publicly offered on 5/01/95.
(2) Class B shares of the Fund were first publicly offered on 10/02/95.

                    Oppenheimer                        Lehman Brothers
Fiscal              LifeSpan Balanced        S&P       Corporate/Government
Period Ended        Fund Class C        500 Index Index
-----------------        -----------------------  -----------    --------------------
----
05/01/96(3)              $10,000             $10,000   $10,000
10/31/96            $10,221             $10,908   $10,535

----------
(3)  Class C shares of the Fund were first publicly offered on 5/01/96.


                         APPENDIX TO PROSPECTUS OF
                     OPPENHEIMER LIFESPAN GROWTH FUND

          Graphic material included in Prospectus of Oppenheimer LifeSpan Growth Fund: "Comparison of Total Return of Oppenheimer LifeSpan Growth Fund with the Wilshire 5000 Index - Change in Value of $10,000 Hypothetical Investments in Class A, Class B and Class C Shares of Oppenheimer LifeSpan Growth Fund and the Wilshire 5000 Index."

          Linear graphs will be included in the Prospectus of Oppenheimer LifeSpan Growth Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (5/1/95) through 10/31/96, in the case of the Fund's Class B, that graph will cover the period from inception (10/2/95) through 10/31/96, and in the case of Class C shares, that graph will cover the period from the inception of the class (5/1/96) through 10/31/96. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Wilshire 5000 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Wilshire 5000 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

                    Oppenheimer
Fiscal              LifeSpan Growth     Wilshire 5000
Period Ended        Fund Class A        Index
-----------------   ------------------- -------------------
5/01/95(1)               $ 9,425             $10,000
12/31/95            $11,123             $11,400
10/31/96            $12,611             $13,605

                    Oppenheimer
Fiscal              LifeSpan Growth     Wilshire 5000
Period Ended        Fund Class B        Index
-----------------   ---------------------------------------
10/02/95(2)         $10,000             $10,000
12/31/95            $10,534             $ 9,887
10/31/96            $11,459             $11,799

                    Oppenheimer
Fiscal              LifeSpan Growth     Wilshire 5000
Period Ended        Fund Class C        Index
-----------------   ------------------ ----------------
5/01/96(3)               $10,000             $10,000
10/31/96            $10,204             $10,517
----------------
(1) Class A shares of the Fund were first publicly offered on 5/01/95.
(2) Class B shares of the Fund were first publicly offered on 10/02/95.
(3) Class C shares of the Fund were first publicly offered on 5/01/96.

Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, NY 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Funds, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR0000.305.0297 Printed on recycled paper

Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated February 25, 1997

          This Statement of Additional Information is not a Prospectus. This document contains additional information about the Funds and supplements information in the Funds' Prospectus dated February 25, 1997. It should be read together with the Prospectus which may be obtained by writing to the Funds' Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                           Page
About the Funds
Investment Objective and Policies. . . . . . . . . . . . 2
Investment Policies and Strategies . . . . . . . . . . . 2
  Other Investment Restrictions. . . . . . . . . . . . .19
How the Funds are Managed. . . . . . . . . . . . . . . .23
  Organization and History . . . . . . . . . . . . . . .23
  Directors and Officers of the Funds. . . . . . . . . .23
  The Manager and Its Affiliates . . . . . . . . . . . .30
Brokerage Policies of the Funds. . . . . . . . . . . . .33
Performance of the Funds . . . . . . . . . . . . . . . .35
Distribution and Service Plans . . . . . . . . . . . . .40

About Your Account
How to Buy Shares. . . . . . . . . . . . . . . . . . . .42
How to Sell Shares . . . . . . . . . . . . . . . . . . .49
How to Exchange Shares . . . . . . . . . . . . . . . . .53
Dividends, Capital Gains and Taxes . . . . . . . . . . .55
Additional Information About the Funds . . . . . . . . .56

Financial Information About the Funds
Independent Auditors' Report . . . . . . . . . . . . . .57
Financial Statements . . . . . . . . . . . . . . . . . .58
Appendix A: Corporate Industry Classification. . . . . A-1

ABOUT THE FUNDS

Investment Objectives And Policies

Investment Policies and Strategies. The investment objectives and policies of each Fund are described in its Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Funds may invest, as well as the strategies the Funds may use to try to achieve their objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectuses.

              Foreign Securities. Consistent with the limitations on foreign investing set forth in the Prospectus, each Fund may invest in foreign securities. Each Fund may also invest in debt and equity securities of corporate and governmental issuers of countries with emerging economies or securities markets. Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets. If a Fund's portfolio securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Fund's Board of Directors under applicable rules of the Securities and Exchange Commission ("SEC"). In buying foreign securities, a Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

         "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments, that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American depository receipts, or that are listed on a U.S. securities exchange, or are traded in the U.S. over-the-counter market are not considered "foreign securities" for purposes of a Fund's investment allocations, because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad.

         Investing in foreign securities, and in particular in securities in emerging countries, involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity in foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries, and in particular emerging countries, of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         A Fund's investment income or, in some cases, capital gains from foreign issuers may be subject to foreign withholding or other foreign taxes, thereby reducing a Fund's net investment income and/or net realized capital gains. See "Dividends, Capital Gains and Taxes."

              Debt Securities. All debt securities are subject to two types of risks: credit risk and interest rate risk (these are in addition to other investment risks that may affect a particular security).
              Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds.

              Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.
Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute a Fund's net asset values.

                   High Yield Securities. Each Fund may invest in high-yield/high risk securities (commonly called junk bonds).

         The Manager does not rely on credit ratings assigned by rating agencies in assessing investment opportunities in debt securities. Ratings by credit agencies assess safety of principal and interest payments and do not reflect market risks. In addition, ratings by credit agencies may not be changed by the agencies in a timely manner to reflect subsequent economic events. By carefully selecting individual issues and diversifying portfolio holdings by industry sector and issuer, the Manager believes that the risk of the Fund holding defaulted lower grade securities can be reduced. Emphasis on credit risk management involves the Manager's own internal analysis to determine the debt service capability, financial flexibility and liquidity of an issuer, as well as the fundamental trends and outlook for the issuer and its industry.
The Manager's rating helps it determine the attractiveness of specific issues relative to the valuation by the market place of similarly rated credits.

         Risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates,
(iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates which may cause the Fund to invest premature redemption proceeds in lower yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of tax and other advantages of high yield bonds which, if enacted, could adversely affect the value of these securities and the net asset value of a Fund. For example, federally-insured savings and loan associations have been required to divest their investments in high yield bonds.

              U.S. Government Securities. U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, and include "zero coupon" Treasury securities.

              U.S. Treasury Obligations. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States.

              U.S. Government and Agency. U.S. Government Securities are debt obligations issued by or guaranteed by the United States government or any of its agencies or instrumentalities. Some of these obligations, including U.S. Treasury notes and bonds, and mortgage-backed securities (referred to as "Ginnie Maes") guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, which means that the government pledges to use its taxing power to repay the debt. Other U.S. Government Securities issued or guaranteed by Federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. They may include obligations supported by the ability of the issuer to borrow from the U.S. Treasury. However, the Treasury is not under a legal obligation to make a loan. Examples of these are obligations of Federal Home Loan Mortgage Corporation (those securities are often called "Freddie Macs"). Other obligations are supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds (these securities are often called "Fannie Maes").

              GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgaged-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that a Fund may purchase may be of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market.

              FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

              FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

              Zero Coupon Securities and Deferred Interest Bonds. The Funds may invest in zero coupon securities and deferred interest bonds issued by the U.S. Treasury or by private issuers such as domestic or foreign corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. Zero coupon securities and deferred interest bonds usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest.
An additional risk of private-issuer zero coupon securities and deferred interest bonds is the credit risk that the issuer will be unable to make payment at maturity of the obligation.

         While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. With zero coupon securities, however, the lack of periodic interest payments means that the interest rate is "locked in" and the investor avoids the risk of having to reinvest periodic interest payments in securities having lower rates.

         Because a Fund accrues taxable income from zero coupon and deferred interest securities without receiving cash, a Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of a Fund, and the amount of cash income a Fund receives from other investments and the sale of shares. In either case, cash distributed or held by a Fund that is not reinvested by investors in additional Fund shares will hinder a Fund from seeking current income.

              Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Funds may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrower from the U.S. Government (e.g., obligations of Federal
Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of a Fund's shares.

         Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, though various means of structuring the transaction or through a combination of such approaches.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans.
The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. A Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of such Fund. Monthly interest payments received by a Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at par, at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

         Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Directors and consistent with a Fund's investment objective and policies, consider making investments in such new types of mortgage-related securities.

              "Stripped" Mortgage-Backed Securities. The Funds may invest in "stripped" mortgage-backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In accordance with a requirement imposed by the staff of the SEC, the Manager or the relevant Subadviser will consider privately-issued fixed rate IOs and POs to be illiquid securities for purposes of a Fund's limitation on investments in illiquid securities. Unless the Manager or the relevant Subadviser, acting pursuant to guidelines and standards established by the Board of Directors, determines that a particular government-issued fixed rate IO or PO is liquid, management will also consider these IOs and POs to be illiquid. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

              Custodial Receipts. Each of the Funds may acquire U.S. Government Securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S.
Government Securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (TIGRs) and Certificate of Accrual on Treasury Securities (CATS). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. Government Securities by the Staff of the SEC, however. Further, the IRS' conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Company is not aware of any binding legislative, judicial or administrative authority on this issue.

              Collateralized Mortgage-Backed Obligations ("CMOs"). Each Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. Government instrumentality, or a private issuer, which may be a domestic or foreign corporation. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

              Asset-Backed Securities. The Funds may purchase asset-back securities. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for the prepayments of a pool of mortgage loans underlying mortgage-backed securities.

              Commercial Paper. Each Fund may purchase commercial paper for temporary defensive purposes as described in its Prospectus. In addition, a Fund may invest in variable amount master demand notes and floating rate notes as follows:

              Variable Amount Master Demand Notes. Master demand notes are corporate obligations which permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, a Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. A Fund has no limitations on the type of issuer from whom these notes will be purchased;
however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by a Fund in illiquid securities, described in the Fund's Prospectus. The Manager and relevant Subadviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

              Floating Rate/Variable Rate Notes. Some of the notes a Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals;
floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other support arrangements. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a Fund's investment quality standards relating to investments in bank obligations. A Fund will invest in variable and floating rate instruments only when the Manager or relevant Subadviser deems the investment to meet the investment guidelines applicable to a Fund. The Manager or relevant Subadviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

         Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

              Bank Obligations and Instruments Secured Thereby. The bank obligations each Fund may invest in include time deposits, certificates of deposit, and bankers' acceptances if they are: (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) obligations of a foreign bank with total assets of at least U.S. $1 billion. A Fund may also invest in instruments secured by such obligations (e.g., debt which is guaranteed by the bank). For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

         Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by a Fund in illiquid investments, set forth in the Fund's Prospectus under "Illiquid and Restricted Securities."

         Banker's acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

              Equity Securities. Additional information about some of the types of equity securities each Fund may invest in is provided below.

              Convertible Securities. Each Fund may invest in convertible securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, any rating assigned to the security has less impact on the Manager's or relevant Subadviser's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager or relevant Subadviser examines the following factors:
(1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

              Warrants and Rights. Each Fund may purchase warrants. Warrants are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price a Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration.
Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

              Preferred Stock. Each of the Funds, subject to its investment objective, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

              Hedging. Consistent with the limitations set forth in its Prospectus and below, each Fund may employ one or more of the types of hedging instruments described below. Additional information about the hedging instruments a Fund may use is provided below. In the future, a Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.

              Covered Call Options on Securities, Securities Indices and Foreign Currencies. Each Fund may purchase and write covered call options. Such options may relate to particular U.S. or non-U.S. securities, to various U.S. or non-U.S. stock indices or to U.S. or non-U.S. currencies. The Funds may purchase and write, as the case may be, call options which are issued by the Options Clearing Corporation (OCC) or which are traded on U.S. and non-U.S. exchanges. LifeSpan Growth Fund and LifeSpan Balanced Fund (with respect to the international Component) may purchase options on currency in the over-the-counter (OTC) markets.

              Writing Covered Calls. When a Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund retains the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

         No Fund shall write a covered call option if as a result thereof the assets underlying calls outstanding (including the proposed call option) would exceed 20% of the value of the assets of the Fund.

              Purchasing Covered Calls. When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When a Fund purchases a call on a securities index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, a Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

         Calls on broadly-based indices or futures are similar to calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a Fund buys a call on an index or future, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of difference. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

         An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Fund's option activities may affect its turnover rate and brokerage commissions. A Fund may pay a brokerage commission each time it buys a call, sells a call, or buys or sells an underlying investment in connection with the exercise of a call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

              Futures Contracts and Related Options. To hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes, each Fund may, subject to its investment objectives and policies, purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, currencies and other financial instruments and indices. In addition, each Fund that may invest in securities that are denominated in a foreign currency may purchase and sell futures on currencies and sell options on such futures. A Fund will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as defined in regulations promulgated by the CFTC. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC.

         A Fund may buy and sell futures contracts on interest rates ("Interest Rate Futures"). No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract.

         The Fund may buy and sell futures contracts related to financial indices (a "Financial Future"). A financial index assigns relative values to the securities included in the index and fluctuates with the changes in the market value of those securities. Financial indices cannot be purchased or sold directly. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a Financial Future.

         Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with a Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Financial Futures and Interest Rate Futures by their terms call for settlement by delivery cash or securities, respectively, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

              Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Funds the right
(but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Funds' ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         The Funds may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

              Forward Contracts. Each Fund may enter into foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes. A forward currency exchange contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. A Fund generally will not enter into a forward currency exchange contract with a term of greater than one year. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receipt of dividend payments in a foreign currency, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency, or when it believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount.
In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund is denominated ("cross hedge").

         A Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is also the subject of the hedge. A Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in these currencies provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. As an alternative, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.
Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring a Fund to sell a currency, a Fund, may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

              Interest Rate Swap Transactions. All Funds may enter into swap transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Fund under a swap agreement will have been greater than those received by them. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager or relevant Subadviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. However, the staff of the SEC takes the position that swaps, caps and floors are illiquid investments that are subject to a limitation on such investments.

              Additional Information About Hedging Instruments and Their Use. A Fund's Custodian, or a securities depository acting for the Custodian, will act as a Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which a Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the option or upon a Fund entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

         When LifeSpan Growth Fund or LifeSpan Balanced Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option "is in-the-money"). When LifeSpan Growth Fund or LifeSpan Balanced Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in its Prospectus) the mark-to-market value of any OTC option held by them. The SEC is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

              Regulatory Aspects of Hedging Instruments. The Funds are required to operate within certain guidelines and restrictions with respect to their use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Funds are excluded from registration as a "commodity pool operator" if they comply with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Funds' assets that may be used for Futures margin and related options premiums for a bona fide hedging position.
However, under the Rule a Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Funds' net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, a Fund must also use short futures and options futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange
Act.

         Transactions in options by the Funds are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges through one or more or brokers. Thus, the number of options which the Funds may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act of 1940 (the "Investment Company Act"), when the Funds purchase a Future, the Funds will maintain, in a segregated account or accounts with their Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

              Tax Aspects of Covered Calls and Hedging Instruments. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables a Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive from the Fund. One of the tests for a Fund's qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. To comply with that 30% cap, a Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by a Fund for less than three months; or (v) writing calls on investments held for less than three months.

         Certain foreign currency exchange contracts (Forward Contracts) in which a Fund may invest are treated as "Section 1256 contracts." Gains or losses relating to Section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain Section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

         Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the timing and character of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, generally gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

              Risks Of Hedging With Options and Futures. In addition to the risks with respect to hedging discussed in each Fund's Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against a decline in value of a Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

         Portfolio Turnover. Each Fund's particular portfolio securities may be changed without regard to the holding period of these securities (subject to certain tax restrictions), when the Manager or respective Subadviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Funds do not generally intend to invest for the purpose of seeking short-term profits. Variations in portfolio turnover rate from year to year reflect the investment discipline applied to the particular Fund and do not generally reflect trading for short-term profits.

Other Investment Restrictions

         A.   Fundamental Investment Restrictions

         Each Fund has adopted the following fundamental investment restrictions. Each Fund's most significant investment restrictions are also set forth in its Prospectus. Fundamental policies cannot be changed without the vote of a "majority" of a Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

         Each of the LifeSpan Funds may not:

         1. Issue senior securities, except as permitted by paragraphs 2, 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

         2. Purchase any securities on margin (except that the Company may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         3. Borrow money, except for emergency or extraordinary purposes including (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Investment Company Act. For purposes of this investment restriction, reverse repurchase agreements, mortgage dollar rolls, short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

         4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

         6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed bonds, debentures or other similar obligations.

         8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

         9. With respect to 75% of total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

         (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         For purposes of the fundamental investment restrictions, the term "borrow" does not include mortgage dollar rolls, reverse repurchase agreements or lending portfolio securities and the terms "illiquid securities" and "portfolio securities which do not have readily available market quotations" shall include restricted securities. However, as non-fundamental policies, the Company will treat reverse repurchase agreements as borrowings, master demand notes as illiquid securities and mortgage dollar rolls as sales transactions and not as a financing.

         For purposes of the restriction on investing more than 25% of the Funds' assets in the securities of issuers in any single industry, the category Financial Services as used in the Financial Statements may include several different industries such as mortgage-backed securities, brokerage firms and other financial institutions. Each of the Income Fund and Liquid Fund of the Company may not, as a non-fundamental investment restriction, invest more than 5% of its total assets in securities of any issuer which, together with its predecessors, has been in operation for less than three years.

         For purposes of a Funds' policy not to concentrate their assets, described in the above restrictions, the Funds have adopted the industry classifications set forth in the Appendix to this Statement of Additional Information. This is not a fundamental policy.

         The percentage restrictions described above and in each Fund's Prospectus are applicable only at the time of investment and require no action by a Fund as a result of subsequent changes in value of the investments or the size of a Fund.

         B.   Non-fundamental Investment Restrictions

         The following restrictions are designated as non-fundamental and may be changed by the Board of Directors without the approval of shareholders.

         Each of the LifeSpan Funds may not:

         (1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

         (2) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Manager or the Subadvisers to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

         (3) Purchase or retain securities of an issuer if one or more of the Directors or officers of the Company or directors or officers of the Manager or any Subadviser or any investment management subsidiary of the Manager or any Subadviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

         (4) Purchase a security if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (iii) more than 5% of the Fund's assets would be invested in any one such investment company. The Fund will not purchase the securities of any open-end investment company except when such purchase is part of a plan of merger, consolidation, reorganization or purchase of substantially all of the assets of any other investment company, or purchase the securities of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees. The Fund has no current intention of investing in other investment companies.

         (5) Invest more than 15% of total assets in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

         (6) Invest more than 5% of total assets in securities of any issuer which, together with its predecessors, has been in operation for less than three years.

         (7) Invest in securities which are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, certain restricted securities, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities.

         (8) Purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

         (9)  Invest in real estate limited partnership interests.

         (10) Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         (11) Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

         (12) Write covered call or put options with respect to more than 25% of the value of its total assets, invest more than 25% of its total assets in protective put options or invest more than 5% of its total assets in puts, calls, spreads or straddles, or any combination thereof, other than protective put options. The aggregate value of premiums paid on all options, other than protective put options, held by the Fund at any time will not exceed 20% of the Fund's total assets.

         (13) Invest for the purpose of exercising control over or management of any company.

         In order to permit the sale of shares of the Funds in certain states, the Board of Directors may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board of Directors determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board of Directors may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board of Directors may, in its sole discretion, revoke such policy.

How the Funds are Managed

Organization and History. The Company was incorporated in Maryland on December 9, 1981. Prior to March 18, 1996, the Company was named Connecticut Mutual Investment Accounts, Inc. On March 18,
1996 the Funds listed below changed their names as follows:

                                  Fund Name Prior to
     Fund                         March 18, 1996

LifeSpan Balanced Fund       CMIA LifeSpan Balanced Account
LifeSpan Growth Fund         CMIA LifeSpan Capital Appreciation
                                  Account
LifeSpan Income Fund         CMIA LifeSpan Income Account

         As a Maryland corporation, the Funds are not required to hold, and do not plan to hold, regular annual meetings of shareholders.
The Funds will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Directors or upon proper request of the shareholders. The Directors will call a meeting of shareholders to vote on the removal of a Director upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Directors receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Company valued at $25,000 or more or holding at least 1% of the Company's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Director, the Directors will then either make each Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Directors may take such other action as set forth under Section 16(c) of the Investment Company
Act.

Directors and Officers of the Company. The Company's Directors and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Director and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Directors are directors of Oppenheimer Capital Appreciation Fund, Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Municipal Bond Fund, Oppenheimer Growth Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Multiple Strategies Fund, Oppenheimer Developing Market Fund, Oppenheimer Series Fund, Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust and Oppenheimer World Bond Fund (collectively the "New York-based Oppenheimer funds"), except that Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. Ms. Macaskill, Messrs. Bishop, Bowen, Donohue, Farrar and Zack, who are officers of the Company, hold the same offices with the other New York-based OppenheimerFunds as with the Company. As of February 7, 1997, the Directors and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan a Trustee and an officer listed below, Ms. Macaskill and Mr. Donohue, respectively, are Directors), other than the shares beneficially owned under that plan by officers of the Funds listed below.

Leon Levy, Chairman of the Board of Directors; Age: 71
31 West 52nd Street, New York, NY  10019
General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Director*; Age: 63
Vice Chairman of OppenheimerFunds, Inc.  (the "Manager");
formerly he held the following positions: Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; Executive Vice President & General Counsel and a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager and an officer of other Oppenheimer funds.

Benjamin Lipstein, Director; Age: 73
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex
Publishers, Inc (Publishers of Psychology Today and Mother Earth
News) and of Spy Magazine, L.P.



_________________________

*A Director who is an "interested person" of the Company as defined in the Investment Company Act.
Bridget A. Macaskill, President and Director*; Age: 48
President, Chief Executive Officer and a Director of the Manager and HarbourView; Chairman and a director of SSI, and SFSI; President and a director of OAC and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

Elizabeth B. Moynihan, Director; Age: 67
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New
York University), National Building Museum; a member of the
Trustees Council, Preservation League of New York State, and of the Indo-U.S. Sub-Commission on Education and Culture.

Kenneth A. Randell, Director; Age: 69
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company), Fidelity Life Association (mutual life insurance company); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Director; Age: 66
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (health care provider); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Director; Age: 65
200 Park Avenue, New York, New York 10166
Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship Inc. (corporate governance consulting); a director of Professional Staff Limited (U.K.); a trustee of Mystic Seaport Museum, International House, Greenwich Historical Society.


_______________
*A Director who is an "interested person" of the Company as defined in the Investment Company Act.

Donald W. Spiro, Vice Chairman and Director*; Age: 71
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

Pauline Trigere, Director; Age: 84
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

Clayton K. Yeutter, Director; Age 66
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel, Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), IMC Global Inc. (chemicals and animal feed) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

Andrew J. Donohue, Secretary; Age: 46
Executive Vice President, General Counsel and a Director of the Manager, the Distributor, HarbourView, SSI, SFSI, Oppenheimer
Partnership Holdings, Inc. and   MultiSource Services, Inc. (a
broker-dealer); President and a director of Centennial; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; an officer of other Oppenheimer funds.

Robert C. Doll, Jr., Vice President; Age: 44
Executive Vice President and Director of the Manager; Executive
Vice President of HarbourView; Vice President and a director of OAC; an officer of other Oppenheimer funds.

George C. Bowen, Treasurer; Age: 60
6803 Tucsan Way, Englewood, Colorado 80112
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; President, Treasurer and a director of Centennial Capital Corporation; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI;
Treasurer of OAC;   Treasurer of Oppenheimer Partnership Holdings,
Inc.; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age: 48
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI and SFSI; an officer of other
Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 38
6803 Tucsan Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.


_______________
*A Director who is an "interested person" of the Company as defined in the Investment Company Act.
Scott T. Farrar, Assistant Treasurer; Age: 31
6803 Tucsan Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.

         Remuneration of Directors. The officers of the Funds and certain Directors of the Funds (Ms. Macaskill and Messrs. Galli and Spiro; Ms. Macaskill is also an officer) who are affiliated with the Manager receive no salary or fee from the Funds. The remaining Directors of the Fund received the compensation shown below from the Fund. The compensation from the Fund was paid during its fiscal year ended October 31, 1996. The compensation of all the New York-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, or member of a committee of the Board of those funds during the calendar year 1996. The chart below sets forth the fees paid by each Fund to its Directors and certain other information for the fiscal year ended October 31, 1995.

                   Compensation Received from each Fund

                                         All
                                         LifeSpan
                                  Funds

Leon Levy, Chairman and Trustee          0
Benjamin Lipstein, Study Committee          0
  Chairman, Audit Committee and
  Trustee(2)
Elizabeth B. Moynihan, Study             0
  Committee Member and Trustee
Kenneth A. Randall, Audit                0
  Committee Chairman and Trustee
Edward V. Regan, Proxy Committee         0
  Chairman, Audit Committee Member
  and Trustee
Russell S. Reynolds, Jr., Proxy Committee   0
  Member and Trustee
Pauline Trigere, Trustee                 0
Clayton K. Yeutter, Proxy Committee      0
  Member and Trustee

Pension or Retirement Benefits Accrued as a Fund Expenses

                             LifeSpan    LifeSpan    LifeSpan
                             Growth      Balanced    Income
                             Fund        Fund    Fund
Leon Levy, Chairman and Trustee   $321      $426 $409
Benjamin Lipstein, Study Committee       $197        $260      $250
  Chairman, Audit Committee and
  Trustee(2)
Elizabeth B. Moynihan, Study      $197      $260 $250
  Committee Member and Trustee
Kenneth A. Randall, Audit Committee      $179        $237      $228
  Chairman and Trustee
Edward V. Regan, Proxy Committee  $157      $208 $200
  Chairman, Audit Committee Member
  and Trustee
Russell S. Reynolds, Jr., Proxy   $119      $157 $151
  Committee Member and Trustee
Pauline Trigere, Trustee          $119      $157 $151
Clayton K. Yeutter, Proxy Committee      $119        $157      $151
  Member and Trustee

       Total Compensation From All New York-based Oppenheimer Funds

                                         All
                                         LifeSpan
                                         Funds(1)

Leon Levy, Chairman and Trustee          $141,000
Benjamin Lipstein, Study Committee          $ 88,200
  Chairman, Audit Committee and
  Trustee(2)
Elizabeth B. Moynihan, Study             $ 86,200
  Committee Member and Trustee
Kenneth A. Randall, Audit Committee      $ 78,400
  Chairman and Trustee
Edward V. Regan, Proxy Committee         $ 68,800
  Chairman, Audit Committee Member
Russell S. Reynolds, Jr., Proxy          $ 52,100
  Committee Member and Trustee
Pauline Trigere, Trustee                 $ 52,100
Clayton K. Yeutter, Proxy Committee      $ 52,100
  Member and Trustee

_________________
1  For the 1996 calendar year.
2  Committee position held during a portion of the period shown.

  The Company has adopted a retirement plan that provides for payment to a retired Director of up to 80% of the average compensation paid during the Director's five years of service in which the highest compensation was received. A Director must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Director's retirement benefits will depend on the amount of the Director's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

Major Shareholders. As of February 7, 1997, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares except for LifeSpan Income Fund: (i) Mass Mutual Life Insurance Co, c\o Investment Services Dept., 1295 State Street, Springfield, MA 01111-0001, who owned 2,242,911.950 Class A shares (approximately 88.13% of the Fund's Class A shares then outstanding); (ii) RPSS TS Rollover IRA, FBO Kathy R, Somkins, 314 W 1700 S, Orem, UT 84058-7542, who owned 11,032.961 Class B shares (approximately 19.99% of the Fund's Class B shares then outstanding); (iii) Grace
H. Kleine Kracht, 2931 Arlington Road, Louisville, KY 40220-1337, who owned 5,094.403 Class B shares (approximately 9.23% of the Fund's Class B shares then outstanding); (iv) Davie E. & Gail M. Tilton, REV Trust, 34 Wawayanda Road , Warwick, NY 10990-3339, who owned 4,967.563 (approximately 9% of the Fund's Class B shares then outstanding); (v) First National Bank of Onaga, FBO Bobbie K. Mayne, 301 Leonard Street, Onaga, KS 66521-9734, who owned 2,933.044 Class B shares (approximately 5.31% of the Fund's Class
B shares then outstanding); (vi) Donald B. Levy, 42 Coolidge Road, Amsterdam, NY 12010-1723, who owned 2,878.908 Class B shares (approximately 5.23% of the Fund's Class B shares then outstanding); (vii) RPSS TS IRA, Barbara H. Curnan, 5 Espie Road, Rhinebeck, NY 12572-2405, who owned 2,793.791 Class B shares (approximately 5.06% of the Fund's Class B shares then outstanding); (viii)RPSS TR Rollover IRA, FBO Robin R. Prafke, P.
O. Box 88. New Auburn, MN 55366-0088, who owned 415.865 Class C shares (approximately 44.90% of the Fund's Class C shares then outstanding); (ix) Gary R. & Sammie A. Close, JT Tne Wros. NOT TC, 11295 Hetrick Avenue, Arroyo, Grande, CA 93420-5955, who owned
414.286 Class C shares (approximately 44.82% of the Fund's Class C shares then outstanding); (x) OppenheimerFunds, Inc., Gary Tyc, 3410 South Galena Street, Denver, Co. 80231-5078, who owned
94.877 Class C shares (approximately 10.27% of the Fund's Class C shares then outstanding);
   LifeSpan Balanced Fund: (i) Mass Mutual Life Insurance Co,
c\o Investment Services Dept., 1295 State Street, Springfield, MA 01111-0001, who owned 3,687,706.371 Class A shares (approximately 79.57% of the Fund's Class A shares then outstanding); (ii) NFSC FEBO, William R. Trimmer, Shring PL, 890 Mill Street 202, Reno, NV 89502, who owned 37,878.767 Class B shares (approximately 15.35% of the Fund's Class B shares then outstanding); (iii) Frank Casey Trust, 1866 W Tweed Road, Inverness IL 60067-4251, who owned 16,822.394 Class B shares, (approximately 6.81% of the Fund's Class B shares then outstanding); (iv) RPSS TR IRA, FBO William R. Massey, 1960 31 E North, Gallatin, TN 37066, who owned 35,460.645 Class C shares (approximately 42.24% of the Fund's Class C shares then outstanding); (v) RPSS RT IRA, FBO James D. Oakley, 322 Church Street, Hartsville TN 37074-1702, who owned 17,760.197 Class C shares (approximately 21.15% of the Fund's Class C shares then outstanding); (v) RPSS TR IRA, FBO William T. Porterfield, 113 Rolynn Drive, Nashville TN 37210-5443, who owned 10,365.449 Class C shares (approximately 12.34% of the Fund's Class C shares then outstanding);
  LifeSpan Growth Fund: (i) Mass Mutual Life Insurance Co, c\o Investment Services Dept., 11295 State Street, Springfield MA 01111-0001, who owned 2,764,119.524 Class A shares (approximately 72.90% of the Fund's Class A shares then outstanding); (ii) Frank Casey Trust, 1866 W Tweed Road, Inverness IL 60067-4251, who owned 16,447.083 Class B shares (approximately 7% of the Fund's Class B shares then outstanding); (iii) Merrill Lynch Pierce Fenner & Smith Inc., attn: Fund Administation, 4800 Deer Lake Drive E FL 3, Jacksonville FL 32246-6484, who owned 7,545.257 Class C shares (approximately 29.84% of the Fund's Class C shares then outstanding); (iv) RPSS TR Rollover IRA, FBO Ingrid Galyan, 170 S Amberwood Street, Orange CA 92869-5615, who owned 4,660.395 Class
C shares (approximately 18.43% of the Fund's Class C shares then outstanding); (v) RPSS TR Rollover IRA, FBO Joyce A. Allen, 620 New Street, Spring City PA 19475-1639, who owned 2,646.084 Class
C shares (approximately 110.46% of the Fund's Class C shares then outstanding); Mila H. & Tod Joseph Cangelosi, 8646 Butte Circle Apt. 607-C, Huntington Beach, CA 92646-5738, who owned 1,661.457 Class C shares (approximately 6.57% of the Fund's Class C shares then outstanding) and RPSS TR Rollover IRA, FBO James H. Durrett, 1944 Bienville Drive, Jackson MS 39212-2536, who owned 1,291.364 Class C shares (approximately 5.10% of the Fund's Class C shares then outstanding).

The Manager, the Subadvisers and Their Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corporation ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Funds, and two of whom (Ms. Macaskill and Messrs. Spiro and Galli) serve as Directors of the Funds.

  The Manager and the Funds have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of a Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

  The Investment Advisory Agreements. Each Fund has entered into an Investment Advisory Agreement with the Manager. The investment advisory agreement between the Manager and each Fund requires the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for each Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of each Fund.

  Expenses not expressly assumed by the Manager under an advisory agreement or by the Distributor under a Distribution Agreement (defined below) are paid by the relevant Fund. The advisory agreement lists examples of expenses to be paid by a Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal, and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation.

  For the fiscal period from May 1, 1995 through December 31,
1995 the Management fee paid to G.R. Phelps & Co., the Fund's Investment Advisor, by LifeSpan Growth Fund was $166,212. For the fiscal period ended October 31, 1996 the fund paid $290,999, in management fees, some of which was paid to G. R. Phelps & Co., investment advisor, prior to March 18, 1996.

  For the fiscal period from May 1, 1995 through December 31,
1995 the Management fee paid to G.R. Phelps & Co., the Fund's Investment Advisor, by LifeSpan Balanced Fund was $214,011. For the fiscal period ended October 31, 1996 the fund paid $344,756, in management fees, some of which was paid to G. R. Phelps & Co., investment advisor, prior to March 18, 1996.

  For the fiscal period from May 1, 1995 through December 31,
1995 the Management fee paid to G.R. Phelps & Co., the Fund's Investment Advisor, by LifeSpan Income Fund was $111,599. For the fiscal period ended October 31, 1996 the fund paid $161,101, in management fees, some of which was paid to G. R. Phelps & Co., investment advisor, prior to March 18, 1996.

  The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limited fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

  The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from any good faith errors or omissions in connection with any matters to which the Agreement relates. Each advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment activities. If the Manager shall no longer act as investment adviser to the Funds, the right of the Funds to use the name "Oppenheimer" as part of their corporate names may be withdrawn.

  Babson-Stewart, One Memorial Drive, Cambridge, Massachusetts 02142, is a Massachusetts general partnership and a registered investment adviser and was originally established in 1987. The general partners of Babson-Stewart are David L. Babson & Co., which is an indirect subsidiary of Massachusetts Life Insurance Company, and Stewart Ivory & Co. (International), Ltd. As of September 30, 1995, Babson-Stewart had approximately $917 million in assets under management. BEA Associates, Citicorp Center, 153 E. 53rd Street, 57th Floor, New York, NY 10022, is a partnership between Credit Suisse Capital Corporation and BEA Associate's employee shareholders. BEA Associates has been providing domestic and global fixed income and equity investment management services for institutional clients and mutual funds since 1984 and, together with its global affiliate, had $28.9 billion in assets under management as of June 30, 1995. Pilgrim, 1255 Drummers Lane, Wayne, Pennsylvania 19087, was established in 1982 to provide specialized equity management for institutional investors. Pilgrim is a Delaware corporation and a wholly owned subsidiary of United Asset Management Corporation. As of May 31, 1995, Pilgrim had over $4 billion in assets under management.

  The Investment Subadvisory Agreements. With respect to the international Component for LifeSpan Growth Fund and LifeSpan Balanced Fund, the Manager has entered into investment subadvisory agreements with Babson-Stewart. With respect to the small cap Component of each LifeSpan Fund, the Manager has entered into investment subadvisory agreements with Pilgrim. With respect to the high yield/high risk bond Component for each LifeSpan Fund, the Manager has entered into investment subadvisory agreements with BEA Associates. Under the respective investment subadvisory agreement, the corresponding Subadviser, subject to the review of the Board of Directors and the overall supervision of the Manager, is responsible for managing the investment operations of the corresponding LifeSpan Fund Component and the composition of the Component's portfolio and furnishing the LifeSpan Fund with advice and recommendations with respect to investments and the purchase and sale of securities for the respective Component.

  The investment subadvisory agreements with Babson-Stewart provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard with respect to its obligations and duties under the agreements, Babson-Stewart will not be subject to liability for any loss sustained by reason of its good faith errors of omissions in connection with any matters to which the agreements relate.

  The investment subadvisory agreements with Pilgrim provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of its duties under the agreements, Pilgrim is not subject to liability for any error of judgment or mistake of law or for any other action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

  The investment subadvisory agreement with BEA Associates provides that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of its duties under the agreement, BEA Associates is not subject to liability for losses as a result of its activities in connection with the adoption of any investment policy or the purchase, sale or retention of securities on behalf of the LifeSpan Funds subadvised by BEA Associates if such activities were made with due care and in good faith.

  The Distributor. Under its General Distributor's Agreements with each Fund, the Distributor acts as each Fund's principal underwriter in the continuous public offering of the Fund's shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders), are borne by the Distributor.


  During LifeSpan Growth Fund's fiscal period from May 1, 1995 through December 31, 1995 and the fiscal period ended October 31, 1996 the aggregate sales charges on sales of the Fund's Class A shares were $151,750 and $103,757 respectively, of which the Distributor and an affiliate broker-dealer retained $0 and $69,069 in those respective years. During the Fund's fiscal period ended October 31, 1996 there were no contingent deferred sales charges collected on the Fund's Class B shares. During the fiscal year ended October 31, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totalled $41,465 of which $34,992 was paid to an affiliated broker/dealer. During the Fund's fiscal years ended October 3, 1996 there were no contingent deferred sales charges collected on the Fund's Class C shares. During the fiscal period ended October 31, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares totalled $989 all of which the Distributor retained.

  During LifeSpan Balanced Fund's fiscal period from May 1, 1995 through December 31, 1995 and the fiscal period ended October 31, 1996 the aggregate sales charges on sales of the Fund's Class A shares were $123,711 and $84,043 respectively, of which the Distributor and an affiliate broker-dealer retained $0 and $67,555 in those respective years. During the Fund's fiscal period ended October 31, 1996 there were no contingent deferred sales charges collected on the Fund's Class B shares. During the fiscal year ended October 31, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totalled $30,673 of which $28,990 was paid to an affiliated broker/dealer. During the Fund's fiscal years ended October 3, 1996 there were no contingent deferred sales charges collected on the Fund's Class C shares. During the fiscal period ended October 31, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares totalled $7,796 all of which the Distributor retained.

  During LifeSpan Income Fund's fiscal period from May 1, 1995 through December 31, 1995 and the fiscal period ended October 31, 1996 the aggregate sales charges on sales of the Fund's Class A shares were $75,262 and $29,128 respectively, of which the Distributor and an affiliate broker-dealer retained $0 and $21,324 in those respective years. During the Fund's fiscal period ended October 31, 1996 there were no contingent deferred sales charges collected on the Fund's Class B shares. During the fiscal year ended October 31, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totalled $4,276 of which $4,276 was paid to an affiliated broker/dealer. During the Fund's fiscal years ended October 3, 1996 there were no contingent deferred sales charges collected on the Fund's Class C shares. During the fiscal period ended October 31, 1996, there were no sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares.



  For additional information about distribution of the Funds' shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

  The Transfer Agent. OppenheimerFunds Services, each Fund's transfer agent, is responsible for maintaining each Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies Of The Funds

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under each advisory agreement is to arrange the portfolio transactions for each Fund. Each advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect a Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of a Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interest and policies of a Fund as established by its Board of Directors.

  Under each advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for a Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of a Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for a Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Most purchases made by the Funds are principal transactions at net prices, and the Funds incur little or no brokerage costs. Subject to the provisions of the advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreements and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed income agency transactions in the secondary market and otherwise only if it appears likely that a better price or execution can be obtained.

  When the Funds engage in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates.
When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager and its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

  The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Directors has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income trades to obtain research where the broker has represented to the Manager that (i) the trade is not from the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

  The research services provided by brokers broadens the scope and supplements the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in a Fund's portfolio or being considered for purchase. The Board of Directors, including the "independent" Directors of the Funds (those Directors of the Funds who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

  Brokerage commissions for the 1995 calendar year for the LifeSpan Growth Fund was $62,173. During the Fund's fiscal period ended October 31, 1996 total brokerage commissions paid by the Fund $24,933, of which $21,828 was paid to brokers as commission in return for research services, the total aggregate dollar amount of those transactions was $10,124,746.

  Brokerage commissions for the 1995 calendar year for the LifeSpan Balanced Fund was $58,577. During the Fund's fiscal period ended October 31, 1996 total brokerage commissions paid by the Fund $35,123, of which $31,505 was paid to brokers as commission in return for research services, the total aggregate dollar amount of those transactions was $12,222,661.

  Brokerage commissions for the 1995 calendar year for the LifeSpan Income Fund was $12,083. During the Fund's fiscal period ended October 31, 1996 total brokerage commissions paid by the Fund $3,639, of which $3,639 was paid to brokers as commission in return for research services, the total aggregate dollar amount of those transactions was $1,984,483.

Performance of the Funds

Yield and Total Return Information. From time to time, as set forth in a Fund's Prospectus, the "standardized yield," "dividend yield," "average annual total return," "total return," or "total return at net asset value", as the case may be, of an investment in a class of a Fund may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below. A Fund's maximum sales charge rate on Class A shares was lower prior to March 18, 1996, and actual investment performance would be affected by that change.

  A Fund's advertisement of its performance must, under applicable rules of the SEC, include the average annual total returns for each advertised class of shares of a Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in a Fund is not insured; its yields and total returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yields and total returns for any given past period are not a prediction or representation by a Fund of future yields or rates of return on its shares. The yields and total returns of Class A, Class B or Class C shares of a Fund, as the case may be, are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

Standardized Yields

  Yield. A Fund's "yields" (referred to as "standardized yield") for a given 30-day period for a class of shares are calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

                   2 [( a-b  + 1)6 - 1]
Standardized Yield =              ( cd      )

  The symbols above represent the following factors:

a  =     dividends and interest earned during the 30-day period.
b  =     expenses accrued for the period (net of any expense
         reimbursements).
c  =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive
         dividends.
d  =     the maximum offering price per share of the class on the last day of the period, using the current maximum sales charge rate adjusted for undistributed net investment income.

  The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of a Fund's classes of shares will differ.


  Dividend Yield and Distribution Return. From time to time a Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield of the Class =

      Dividends of the Class       DIVIDED BY:  Number of days (accrual
Max. Offering Price of the Class                period) x 365
(last day of period)

  The maximum offering price for Class A shares includes the current maximum front-end sales charge. For Class B or Class C shares, as the case may be, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges. From time to time similar yield or distribution return calculations may also be made using the Class
A net asset value (instead of its respective maximum offering price) at the end of the period.

Total Return Information

         Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment according to the following formula:

  (ERV)1/n  -  1  =  Average Annual Total Return
    P

         Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


  ERV-P  =  Total Return
   P

  In calculating total returns for Class A shares, the current maximum sales charge of 5.75% for LifeSpan Growth, LifeSpan Balanced and LifeSpan Income Fund (the "Funds") (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares of the Funds, the payment of the current contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at the net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment results for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

LifeSpan Growth Fund

  The "average annual total returns" on an investment in Class A shares of the Fund for the one year period ended October 31, 1996 and for the period from May 1, 1995 (commencement of operations) to October 31, 1996 were 12.44% and 16.73%, respectively. The cumulative "total return" on Class A shares for the period from inception through October 31, 1996 was 26.11%.

  The "average annual total returns" on Class B shares for the one- year period ended October 31, 1996 and for the period October 2, 1995 (commencement of the public offering of the class) through October 31, 1996 were 13.49% and 13.44%, respectively. The cumulative "total return" on Class B shares for the period from inception through October 31, 1996 was 14.60%.

  The "cumulative total return" on Class C shares for the period from May 1, 1996 (commencement of the public offering of the class) to October 31, 1996 was 2.04%.

LifeSpan Balanced Fund

  The "average annual total returns" on an investment in Class A shares of the Fund for the one- year period ended October 31, 1996 and for the period from May 1, 1995 (commencement of operations) to October 31, 1996 were 8.30% and 12.68%, respectively. The cumulative "total return" on Class A shares for the period from inception through October 31, 1996 was 19.62%.

  The "average annual total return" on Class B shares for the one-year period ended October 31, 1996 and for the period October 2, 1995 (commencement of the public offering of the class) through October 31, 1996 were 8.81% and 9.33%, respectively. The cumulative "total return" on Class B shares for the period from inception through October 31, 1996 was 10.12%.

  The "cumulative total return" on Class C shares for the period from May 1, 1996 (commencement of the public offering of the class) to October 31, 1996 was 2.21%.

LifeSpan Income Fund

  The "average annual total returns" on an investment in Class A shares of the Fund for the one- year period ended October 31, 1996 and for the period from May 1, 1995 (commencement of operations) to October 31, 1996 were 1.91% and 6.22%, respectively. The cumulative "total return" on Class A shares for the period from inception through October 31, 1996 was 9.48%.

  The "average annual total return" on Class B shares for the one-year period ended October 31, 1996 and for the period October 2, 1995 (commencement of the public offering of the class) through October 31, 1996 were 2.36% and 3.82%, respectively. The cumulative "total return" on Class B shares for the period from inception through October 31, 1996 was 4.14%.

  The "cumulative total return" on Class C shares for the period from May 1, 1996 (commencement of the public offering of the class) to October 31, 1996 was 2.96%.

         Total Returns at Net Asset Value. From time to time a Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A, Class B or Class C shares, as the case may be. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

LifeSpan Growth Fund

  The average annual total returns at net asset value on the Fund's Class A shares for the one- year period ended October 31, 1996 and from May 1, 1995 (commencement of operations) to October 31, 1996 were 19.30% and 21.43%. The average annual total returns at net asset value for the Fund's Class B shares for the one- year period ended October 31, 1996 and for the period from October 2, 1995 (commencement of the public offering of the class) through October 31, 1996 were 18.49% and 17.10%.
  The cumulative total return at net asset value of the Fund's Class A shares for the period from inception to October 31, 1996 was 33.81%. For Class B shares, the cumulative total return at net asset value for the period from inception through October 31, 1996 was 18.60%. For Class C shares, the cumulative total return at net asset value from May 1, 1996 (commencement of the public offering of the Class) through October 31, 1996 was 3.04%.

LifeSpan Balanced Fund

  The average annual total returns at net asset value on the Fund's Class A shares for the one- year period ended October 31, 1996 and from May 1, 1995 (commencement of operations) to October 31, 1996 were 14.91% and 17.22%. The average annual total returns at net asset value for the Fund's Class B shares for the one- year period ended October 31, 1996 and for the period from October 2, 1995 (commencement of the public offering of the class) through October 31, 1996 were 13.81% and 13.01%.
  The cumulative total return at net asset value of the Fund's Class A shares for the period from inception to October 31, 1996 was 26.91%. For Class B shares, the cumulative total return at net asset value for the period from inception through October 31, 1996 was 14.12%. For Class C shares, the cumulative total return at net asset value from May 1, 1996 (commencement of the public offering of the Class) through October 31, 1996 was 3.21%.

LifeSpan Income Fund

  The average annual total returns at net asset value on the Fund's Class A shares for the one- year period ended October 31, 1996 and from May 1, 1995 (commencement of operations) to October 31, 1996 were 8.13% and 10.50%. The average annual total returns at net asset value for the Fund's Class B shares for the one- year period ended October 31, 1996 and for the period from October 2, 1995 (commencement of the public offering of the class) through October 31, 1996 were 7.36% and 7.51%.
  The cumulative total return at net asset value of the Fund's Class A shares for the period from inception to October 31, 1996 was 16.16%. For Class B shares, the cumulative total return at net asset value for the period from inception through October 31, 1996 was 8.14%. For Class C shares, the cumulative total return at net asset value from May 1, 1996 1996 (commencement of the public offering of the Class) through October 31, 1996 was 3.96%.

  Other Performance Comparisons. From time to time a Fund may also include in its advertisements and sales literature performance information about a Fund or rankings of a Fund's performance cited in newspapers or periodicals, such as The New York Times. These articles may include quotations of performance from other sources, such as Lipper Analytical Services, Inc. or Morningstar, Inc.

  From time to time, a Fund may publish the star ranking of the performance of its Class A, Class B and Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories; domestic stock funds, international stock funds, taxable bond funds and municipal bond funds, based on risk-adjusted total investment returns. Investment return measures a fund's or class' one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's or class' performance, below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class' 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-, 5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

  A Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star ranking, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

  From time to time, a Fund's Manager may publish rankings of the Manager (or the Transfer Agent), by independent third-parties, on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. These ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.

  When comparing yield, total return and investment risk of an investment in Class A, Class B or Class C shares, as the case may be, of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

Distribution and Service Plans.

  Each Fund has adopted a Service Plan for Class A Shares and a Distribution and Service Plan for Class B shares of the Fund under Rule 12b-1 of the Investment Company Act. Each LifeSpan Fund has adopted a Distribution and Service Plan for Class C shares of such Fund under Rule 12b-1 of the Investment Company Act. Pursuant to such Plans, each Fund will reimburse the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectuses. Each Plan has been approved by a vote of (i) the Board of Directors of the effected Funds, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for the Class C shares, the votes were cast by the Manager as the then-sole initial holder of Class C shares of the effected Funds.

  In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from a Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to a Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.

  Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the effected Fund's Board of Directors including its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company
Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of each Fund automatically convert into Class A shares after six years, a Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to a Class A Plan that would materially increase payments under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board and the Independent Directors.

  While the Plans are in effect, the Treasurer of the Funds shall provide separate written reports to the Board of Directors at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment and the purpose of the payments. The report for the Class B Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectuses and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Directors who are not "interested persons" of the Funds are committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

  Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all shares of a Fund held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Directors. Initially, the Board of Directors has set the fee at the maximum rate and set no minimum amount. For the LifeSpan Growth Fund for the fiscal period ended October 31, 1996, payments under this Class A Plan totaled $82,572 of which $61,978 was paid to and affiliate of the Distributor. For the LifeSpan Balanced Fund for the fiscal period ended October 31, 1996, payments under this Class A Plan totaled $98,043 of which $74,687 was paid to an affiliate of the
Distributor.   For the LifeSpan Income Fund for the fiscal period
ended October 31, 1996, payments under this Class A Plan totaled $52,975 of which $39,635 was paid to an affiliate of the
Distributor.   Any unreimbursed expenses incurred by the
Distributor with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

  The Class B and Class C Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectuses. The advance payment is based on the net asset value of the Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance payment of the service fee. In the event Class B or Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment to the Distributor.

  For the LifeSpan Growth Fund payments made under the Class B Plan for the fiscal year ended October 31, 1996, totaled $12,255, of which $9,324 was paid to a dealer affiliated with the Distributor.
For the LifeSpan Balanced Fund payments made under the Class B Plan for the fiscal year ended October 31, 1996, totaled $10,171, of which $7,774 was retained by the Distributor. For the LifeSpan Income Fund payments made under the Class B Plan for the fiscal year ended October 31, 1996, totaled $2,911, of which $2,102 was retained by the Distributor.

    For the LifeSpan Growth Fund payments made under the Class C Plan for the fiscal year ended October 31, 1996, totaled $268, none of which was retained by the Distributor.For the LifeSpan Balanced Fund payments made under the Class C Plan for the fiscal year ended October 31, 1996, totaled $2,745, of which $2,733 was retained by the Distributor. For the LifeSpan Income Fund payments made under the Class C Plan for the fiscal year ended October 31, 1996, totaled $4, none of which was retained by the Distributor.

  Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. The Distributor anticipates that it will take a number of years for it to recoup (from a Fund's payments to the Distributor under the Class B or Class C Plan and from contingent deferred sales charges collected on redeemed Class B or Class C shares) the sales commissions paid to authorized brokers or dealers.

  Asset-based sales charge payments are designed to permit an investor to purchase shares of a Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B and Class C shares of a Fund. The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate whether the Distributor's distribution expenses are more than the amounts paid by a Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans or provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. Each LifeSpan Fund offers three classes of shares, Class A, Class B and Class C shares. The availability of multiple classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Fund instead.

  A Fund's classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

  The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

  The methodology for calculating the net asset value, dividends and distributions of a Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to a Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and, in some cases, Class C shares of a Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day the Exchange is open by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may close on other days. Trading may occur at times when the Exchange is closed (including weekends and holidays or after 4:00 P.M., on a regular business day). Because the net asset values of a Fund will not be calculated at such times, if securities held in a Fund's portfolio are traded at such time, the net asset values per share of Class A, Class B or Class C shares of a Fund may be significantly affected on such days when shareholders do not have the ability to purchase or redeem shares.

  The Funds' Board of Trustees has established procedures for the valuation of a Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale prices on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing "bid" prices that day); (ii) securities traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by a Fund's Board of Directors or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "ask" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by a Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "ask" prices determined by a pricing service approved by a Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market debt securities that have a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value under determined the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see
(ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "ask" prices provided by a single active market maker.

  In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. The Manager may use pricing services approved by the Board of Directors to price U.S. Government Securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

  Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in a Fund's calculation of net asset value unless the Board of Directors or the Manager, under procedures established by the Board of Directors, determines that the particular event is likely to effect a material change in the
value of such security.   Foreign currency, including forward
contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

  Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

  When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call or put. In determining a Fund's gain on investments, if a call written by a Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, a Fund has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If a Fund exercises a put it holds, the amount a Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by a Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day a Fund receives Federal Funds for such purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by a Fund three days after the transfers are initiated. The Distributor and the Funds are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. A reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in each Fund's Prospectus because the Distributor or broker-dealer incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, aunts, uncles, nieces and nephews, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings.

         The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-Distributor and include the following:

Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer Developing Markets Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Rochester Fund Municipals*
The Bond Fund for Growth
Limited Term New York Municipal Fund*

the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

_____________
*Shares of the Fund are not presently exchangeable for shares of the Fund.

  There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds
(under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a CDSC).

  Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of a Fund (and Class A and Class B shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of a Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

  In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of his or her Fund's Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by a Fund, that those amendments will apply automatically to existing Letters of Intent.

  For purchases of shares of a Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

  If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

  In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         Terms of Escrow That Apply to Letters of Intent.

  1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of a Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

  2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

  3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

  4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

  5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

  6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectuses entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectuses. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

  There is a front-end sales charge on the purchase of Class A shares of certain OppenheimerFunds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Transfer Agent, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. Each Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for a Fund's shares (for example, when a purchase check is returned to a Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate a Fund for the loss, the Distributor will do so. A Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

  The term "group retirement plans" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

 How to Sell Shares

  Information on how to sell shares of the Funds is stated in the Prospectuses. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

  Involuntary Redemptions. A Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the number of shares is less than 1,000. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

  Selling Shares by Wire. The wire of redemption proceeds may be delayed if a Fund's Custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

  Payments "In Kind". Each Fund's Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Directors of a Fund determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method a Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and such valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares, or (ii) Class A shares and/or Class B shares that were subject to the contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of a Fund or any of the other Oppenheimer funds into which shares of a Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of a Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case, the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. A Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in a Fund's Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the relevant Fund's Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and a Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Funds, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Funds' agent to repurchase their shares from authorized dealers or brokers on behalf of their customers. The shareholders should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectuses.

         Automatic Withdrawal and Exchange Plans. Investors owning shares of a Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. A Fund cannot guarantee receipt of the payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the Class B and Class C contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charge is waived as described in the Prospectuses under "Class B Contingent Deferred Sales Charge" or in "Class C Contingent Deferred Sales Charge").

  By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectuses. These provisions may be amended from time to time by a Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

         Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of a Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

  The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the effected Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent and the Fund in good faith to administer the Plan. Certificates will not be issued for shares of a Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of such Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

  For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of a Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

  Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

  The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of a Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with such Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

  The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from a Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or a Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

  To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

  If the Transfer Agent ceases to act as transfer agent for a Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

  As stated in the Prospectuses, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the OppenheimerFunds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., Daily Cash Accumulation Fund Inc., which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048.

  For accounts established on or before March 8, 1996 holding
Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Fund Municipals and Limited Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

  Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge).

  Shares of a Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

  When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectuses for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

  A Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. A Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the relevant Fund's Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

  When exchanging shares by telephone, the shareholder must either have an existing account in, or obtain acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

  Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. A Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to a Fund).

  The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the funds selected are appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Funds, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

  Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

  The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C shares" above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.

Tax Status of the Funds' Dividends and Distributions.

  If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of a Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

  If a Fund qualifies as a "regulated investment company" under the Internal Revenue Code, they will not be liable for Federal income taxes on amounts paid by them as dividends and distributions. Each Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether a Fund will qualify, and a Fund might not meet those tests in a particular year. For example, if a Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, a Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

  Under the Internal Revenue Code, by December 31 each year each Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else a Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that each Fund will meet those requirements, a Fund's Board and the Manager might determine in a particular year that it would be in the best interest of shareholders for a Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of a Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above, at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of a Fund on the same basis.

Additional Information About The Funds

The Custodian.  State Street Bank and Trust Company is the
Custodian of the Funds' assets. The Custodian's responsibilities include safeguarding and controlling the Funds' portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Funds.

Independent Auditors. The independent auditors of the Funds audit the Funds' financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of Oppenheimer Series Fund, Inc.:

We have audited the accompanying statements of investments and assets and liabilities of LifeSpan Income, LifeSpan Balanced and
LifeSpan Growth Funds (collectively Oppenheimer Series Fund, Inc.)
as of October 31, 1996 and the related statements of operations, the statements of changes in net assets, and the financial highlights for the ten month period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 1995 and the financial highlights for the period from May 1, 1995 (commencement of oPerations) to December 31, 1995 were auditedby other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of LifeSpan Income, LifeSpan Balanced and LifeSpan Growth Funds as of October 31,
1996, and the results of their operations, the changes in their net assets, and the financial highlights for the ten month period ended October 31, 1996, in conformity with generally accepted accounting principles.


/s/ KPMG Peat Marwick LLP
--------------------------
KPMG Peat Marwick LLP

Denver, Colorado
November 21, 1996

      STATEMENT OF INVESTMENTS October 31, 1996
      Oppenheimer LifeSpan Income Fund

                                                                                                 FACE
 MARKET VALUE
                                                                                                 AMOUNT
 SEE NOTE 1
================================================================================================================
===================
MORTGAGE-BACKED OBLIGATIONS - 9.3%

----------------------------------------------------------------------------------------------------------------
-------------------
GOVERNMENT AGENCY - 8.1%

----------------------------------------------------------------------------------------------------------------
-------------------
      Federal Home Loan Mortgage Corp.:
      Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
      Participation Certificates, 5.50%, 5/1/98                                                  $     81,238
 $      80,540
      Gtd. Multiclass Mtg. Participation Certificates, 6%, 3/1/09                                     356,421
       346,756
      Gtd. Multiclass Mtg. Participation Certificates, Series 1574,
      Cl. PD, 5.50%, 3/15/13                                                                           75,000
        74,625
      Series 1843, Cl. VB, 7%, 4/15/03                                                                 85,000
        85,824
      Series 1849, Cl. VA, 6%, 12/15/10                                                               284,220
       279,690

----------------------------------------------------------------------------------------------------------------
-------------
      Federal National Mortgage Assn.:
      6%, 12/1/03                                                                                     288,001
       282,996
      6.50%, 4/1/26                                                                                   197,498
       188,976
      7%, 4/1/00                                                                                      147,351
       148,529
      Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
      Investment Conduit Pass-Through Certificates, Series 1993-
      181, Cl. C, 5.40%, 10/25/02                                                                     320,000
       317,600
      Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
      Investment Conduit Pass-Through Certificates, Series 1993-
      190, Cl. Z, 5.85%, 7/25/08                                                                      178,700
       176,159
      Series 1994-13, Cl. B, 6.50%, 2/25/09                                                           200,000
       192,562

 ----------------

     2,174,257
----------------------------------------------------------------------------------------------------------------
-------------------
PRIVATE - 1.2%

----------------------------------------------------------------------------------------------------------------
-------------------
      GE Capital Mortgage Securities, Inc., Series-HE2, Cl. A3,
      7.30%, 3/25/12                                                                                  160,000
       162,175

----------------------------------------------------------------------------------------------------------------
-------------
      Olympic Automobile Receivables Trust, Series 1996-A,
      Cl. A4, 5.85%, 7/15/01                                                                          145,000
       144,048

 ----------------

       306,223

 ----------------

      Total Mortgage-Backed Obligations (Cost $2,463,995)
     2,480,480

================================================================================================================
===================
U.S. GOVERNMENT OBLIGATIONS - 9.9%

----------------------------------------------------------------------------------------------------------------
-------------------
      U.S. Treasury Bonds, 7.50%, 11/15/16                                                          1,645,000
     1,779,685

----------------------------------------------------------------------------------------------------------------
-------------
      U.S. Treasury Nts.:
      6.50%, 8/15/05                                                                                  450,000
       454,781
      6.75%, 6/30/99                                                                                  130,000
       132,722
      7.25%, 8/15/04                                                                                  280,000
       295,662

 ----------------

      Total U.S. Government Obligations (Cost $2,589,817)
     2,662,850

================================================================================================================
===================
CORPORATE BONDS AND NOTES - 52.1%

----------------------------------------------------------------------------------------------------------------
-------------------
BASIC INDUSTRY - 7.8%

----------------------------------------------------------------------------------------------------------------
-------------------
CHEMICALS - 3.7%

----------------------------------------------------------------------------------------------------------------
-------------
      Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                                          145,000
       146,910

----------------------------------------------------------------------------------------------------------------
-------------
      DuPont E.I. De Nemours & Co., 8.50% Debs., 2/15/03                                              150,000
       162,934

----------------------------------------------------------------------------------------------------------------
-------------
      Harris Chemical North America, Inc., 10.25% Gtd. Sr. Sec.
      Disc. Nts., 7/15/01                                                                              50,000
        51,750

----------------------------------------------------------------------------------------------------------------
-------------
      IMC Global, Inc., 6.25% Cv. Sub. Debs., 12/1/01                                                 100,000
       117,250

----------------------------------------------------------------------------------------------------------------
-------------
      ISP Holdings, Inc., 9.75% Sr. Nts., 2/15/02                                        (1)           21,000
        21,682

----------------------------------------------------------------------------------------------------------------
-------------
      LaRoche Industries, Inc., 13% Sr. Sub. Nts., 8/15/04                                             75,000
        81,281

5 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Income Fund

                                                                                                 FACE
 MARKET VALUE
                                                                                                 AMOUNT
 SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
-------------------
CHEMICALS (CONTINUED)

----------------------------------------------------------------------------------------------------------------
-------------
      Lyondell Petrochemical Co., 8.25% Nts., 3/15/97                                            $    105,000
 $     105,931

----------------------------------------------------------------------------------------------------------------
-------------
      Morton International, Inc., 9.25% Credit Sensitive Nts.,
      6/1/20                                                                             (6)           85,000
       104,153

----------------------------------------------------------------------------------------------------------------
-------------
      PPG Industries, Inc., 9% Debs., 5/1/21                                                           85,000
       102,366

----------------------------------------------------------------------------------------------------------------
-------------
      Viridian, Inc., 10.50% Debs., 3/31/14                                                            75,000
        89,437

 ----------------

       983,694
----------------------------------------------------------------------------------------------------------------
-------------------
METALS/MINING - 0.9%

----------------------------------------------------------------------------------------------------------------
-------------
      Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                                      165,000
       178,919

----------------------------------------------------------------------------------------------------------------
-------------
      Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts.,
      2/1/03                                                                                           50,000
        51,875

 ----------------

       230,794
----------------------------------------------------------------------------------------------------------------
-------------------
PAPER - 2.6%

----------------------------------------------------------------------------------------------------------------
-------------
      Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                                         145,000
       145,544

----------------------------------------------------------------------------------------------------------------
-------------
      Crown Packaging Holdings Ltd., 0%/12.25% Sr. Sub. Disc.
      Nts., Series B, 11/1/03                                                            (2)          100,000
        39,500

----------------------------------------------------------------------------------------------------------------
-------------
      Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs.,
      5/15/05                                                                                          50,000
        54,875

----------------------------------------------------------------------------------------------------------------
-------------
      Georgia-Pacific Corp., 9.85% Credit Sensitive Nts., 6/15/97                        (6)          290,000
       296,982

----------------------------------------------------------------------------------------------------------------
-------------
      Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                                     50,000
        54,375

----------------------------------------------------------------------------------------------------------------
-------------
      Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                                  100,000
       100,000

 ----------------

       691,276
----------------------------------------------------------------------------------------------------------------
-------------------
STEEL - 0.6%

----------------------------------------------------------------------------------------------------------------
-------------
      Gulf States Steel, Inc., Alabama, 13.50% First Mtg. Nts.,
      Series B, 4/15/03                                                                                50,000
        47,312

----------------------------------------------------------------------------------------------------------------
-------------
      Republic Engineered Steels, Inc., 9.875% First Mtg. Nts.,
      12/15/01                                                                                         25,000
        23,375

----------------------------------------------------------------------------------------------------------------
-------------
      WCI Steel, Inc., 10.50% Sr. Gtd. Nts., Series B, 3/1/02                                          50,000
        56,062

----------------------------------------------------------------------------------------------------------------
-------------
      Weirton Steel Corp., 10.75% Sr. Nts., 6/1/05                                                     50,000
        47,750

 ----------------

       174,499
----------------------------------------------------------------------------------------------------------------
-------------------
CONSUMER RELATED - 7.8%

----------------------------------------------------------------------------------------------------------------
-------------------
CONSUMER PRODUCTS - 2.3%


----------------------------------------------------------------------------------------------------------------
-------------
      Black & Decker Corp., 6.625% Nts., 11/15/00                                                     145,000
       145,665

----------------------------------------------------------------------------------------------------------------
-------------
      Electrolux AB, 7.75% Sr. Unsub. Debs., 6/17/97                                                  290,000
       292,900

----------------------------------------------------------------------------------------------------------------
-------------
      Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                                       85,000
        89,409

----------------------------------------------------------------------------------------------------------------
-------------
      Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                                          50,000
        51,250

----------------------------------------------------------------------------------------------------------------
-------------
      Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
      Series B, 14.04%, 3/15/98                                                          (3)           50,000
        44,312

 ----------------

       623,536
----------------------------------------------------------------------------------------------------------------
-------------------
FOOD/BEVERAGES/TOBACCO - 1.3%


----------------------------------------------------------------------------------------------------------------
-------------
      Dole Food Co., 6.75% Nts., 7/15/00                                                              150,000
       150,927

----------------------------------------------------------------------------------------------------------------
-------------
      Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                                         145,000
       149,202

----------------------------------------------------------------------------------------------------------------
-------------
      Philip Morris Cos., Inc., 8.75% Debs., 12/1/96                                                   60,000
        60,124

 ----------------

       360,253
----------------------------------------------------------------------------------------------------------------
-------------------
HEALTHCARE - 2.2%


----------------------------------------------------------------------------------------------------------------
-------------
      Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                                             160,000
       162,006

----------------------------------------------------------------------------------------------------------------
-------------
      Health o meter Products, Inc., Units (each unit consists of
      $1,000 principal amount of 13% sr. sub. nts., 8/15/02 and
      one warrant to purchase 10.96 ordinary shares)                                     (4)           50,000
        55,250

6 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Income Fund

                                                                                                 FACE
 MARKET VALUE
                                                                                                 AMOUNT
 SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
-------------------
HEALTHCARE (CONTINUED)


----------------------------------------------------------------------------------------------------------------
-------------
      Integrated Health Services, Inc., 9.625% Sr. Sub. Nts.,
      Series A, 5/31/02                                                                          $     50,000
 $      51,000

----------------------------------------------------------------------------------------------------------------
-------------
      Paracelsus Healthcare Corp., 10% Sr. Sub. Unsec. Nts.,
      8/15/06                                                                                          50,000
        46,938

----------------------------------------------------------------------------------------------------------------
-------------
      Roche Holdings, Inc., 2.75% Bonds, 4/14/00                                                      300,000
       271,313

 ----------------

       586,507
----------------------------------------------------------------------------------------------------------------
-------------------
HOTEL/GAMING - 2.0%


----------------------------------------------------------------------------------------------------------------
-------------
      Argosy Gaming Co., 13.25% First Mtg. Nts., 6/1/04                                                50,000
        48,500

----------------------------------------------------------------------------------------------------------------
-------------
      Bally's Casino Holdings, Inc., Zero Coupon Sr. Disc. Nts.,
      8.594%, 6/15/98                                                                    (3)           75,000
        66,000

----------------------------------------------------------------------------------------------------------------
-------------
      Bally's Park Place Funding, Inc., 9.25% Gtd. First Mtg. Nts.,
      3/15/04                                                                                          50,000
        54,875

----------------------------------------------------------------------------------------------------------------
-------------
      Casino Magic of Louisiana Corp., 13% First Mtg. Nts.,
      8/15/03                                                                            (1)           50,000
        51,000

----------------------------------------------------------------------------------------------------------------
-------------
      GB Property Funding Corp., 10.875% First Mtg. Nts.,
      1/15/04                                                                                          25,000
        22,750

----------------------------------------------------------------------------------------------------------------
-------------
      GNF Corp., 10.625% Gtd. First Mtg. Nts., Series B, 4/1/03                                        50,000
        55,438

----------------------------------------------------------------------------------------------------------------
-------------
      Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts.,
      Series B, 11/15/02                                                                               25,000
        32,000

----------------------------------------------------------------------------------------------------------------
-------------
      Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                                        100,000
       104,500

----------------------------------------------------------------------------------------------------------------
-------------
      Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                         45,000
        31,275

----------------------------------------------------------------------------------------------------------------
-------------
      Trump Atlantic City Associates/Trump Atlantic City
      Funding, Inc., 11.25% First Mtg. Nts., 5/1/06                                                    25,000
        23,750

----------------------------------------------------------------------------------------------------------------
-------------
      Trump's Castle Funding, Inc., 11.75% Mtg. Nts., 11/15/03                                         50,000
        47,500

 ----------------

       537,588
----------------------------------------------------------------------------------------------------------------
-------------------
ENERGY - 1.7%

----------------------------------------------------------------------------------------------------------------
-------------------
      Coastal Corp.:
      8.125% Sr. Nts., 9/15/02                                                                         85,000
        90,625
      8.75% Sr. Nts., 5/15/99                                                                          55,000
        58,087

----------------------------------------------------------------------------------------------------------------
-------------
      Falcon Holdings Group LP, 11% Sr. Sub. Nts., 9/15/03                               (5)           58,711
        52,465

----------------------------------------------------------------------------------------------------------------
-------------
      Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                          100,000
       100,333

----------------------------------------------------------------------------------------------------------------
-------------
      Maxus Energy Corp., 9.875% Nts., 10/15/02                                                        50,000
        51,375

----------------------------------------------------------------------------------------------------------------
-------------
      Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19                                         85,000
        89,819

 ----------------

       442,704
----------------------------------------------------------------------------------------------------------------
-------------------
FINANCIAL SERVICES - 14.2%

----------------------------------------------------------------------------------------------------------------
-------------------
BANKS & THRIFTS - 4.9%

----------------------------------------------------------------------------------------------------------------
-------------
      BankAmerica Corp., 6% Nts., 7/15/97                                                             300,000
       300,486

----------------------------------------------------------------------------------------------------------------
-------------
      Barnett Banks, Inc., 8.50% Sub. Exchangeable Nts., 3/1/99                                        60,000
        62,979

----------------------------------------------------------------------------------------------------------------
-------------
      Chase Manhattan Corp. (New), 6.625% Sr. Nts., 1/15/98                                            55,000
        55,411

----------------------------------------------------------------------------------------------------------------
-------------
      Citicorp, 5.625% Sr. Nts., 2/15/01                                                               90,000
        87,284

----------------------------------------------------------------------------------------------------------------
-------------
      First Fidelity Bancorporation, 8.50% Sub. Capital Nts.,
      4/1/98                                                                                           55,000
        56,635

----------------------------------------------------------------------------------------------------------------
-------------
      First Union Corp., 6.75% Sr. Nts., 1/15/98                                                       55,000
        55,533

----------------------------------------------------------------------------------------------------------------
-------------
      First USA Bank, 5.35% Medium-Term Nts., 12/27/96                                                150,000
       149,876

----------------------------------------------------------------------------------------------------------------
-------------
      Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                                        145,000
       163,678

----------------------------------------------------------------------------------------------------------------
-------------
      Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                               145,000
       145,611

----------------------------------------------------------------------------------------------------------------
-------------
      Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                                       185,000
       186,165

----------------------------------------------------------------------------------------------------------------
-------------
      Security Pacific Corp., 7.75% Nts., 12/1/96                                                      55,000
        55,082

 ----------------

     1,318,740

7 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Income Fund

                                                                                                 FACE
 MARKET VALUE
                                                                                                 AMOUNT
 SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
-------------------
DIVERSIFIED FINANCIAL - 7.7%


----------------------------------------------------------------------------------------------------------------
-------------
      American General Finance Corp., 8.50% Sr. Nts., 8/15/98                                    $     60,000
 $      62,517

----------------------------------------------------------------------------------------------------------------
-------------
      Associates Corp. of North America, 7.40% Medium-Term
      Nts., 7/7/99                                                                                     60,000
        61,837

----------------------------------------------------------------------------------------------------------------
-------------
      Beneficial Corp., 9.125% Debs., 2/15/98                                                         145,000
       150,535

----------------------------------------------------------------------------------------------------------------
-------------
      Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                                             75,000
        75,525

----------------------------------------------------------------------------------------------------------------
-------------
      Chrysler Financial Corp., 6.65% Medium-Term Nts.,
      04/28/97                                                                                        120,000
       120,604

----------------------------------------------------------------------------------------------------------------
-------------
      Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                                               145,000
       140,113

----------------------------------------------------------------------------------------------------------------
-------------
      Countrywide Funding Corp.:
      6.05% Gtd. Medium-Term Nts., Series D, 3/1/01                                                    90,000
        88,232
      6.085% Gtd. Medium-Term Nts., Series B, 7/14/99                                                  60,000
        59,664
      6.57% Gtd. Medium-Term Nts., Series A, 8/4/97                                                    60,000
        60,353

----------------------------------------------------------------------------------------------------------------
-------------
      Ford Motor Credit Co., 6.25% Unsub. Nts., 2/26/98                                               145,000
       145,940

----------------------------------------------------------------------------------------------------------------
-------------
      General Motors Acceptance Corp.:
      5.625% Nts., 2/15/01                                                                            175,000
       169,080
      5.65% Medium-Term Nts., 12/15/97                                                                300,000
       299,231

----------------------------------------------------------------------------------------------------------------
-------------
      Golden West Financial Corp., 8.625% Sub. Nts., 8/30/98                                           55,000
        57,321

----------------------------------------------------------------------------------------------------------------
-------------
      GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                                    50,000
        50,813

----------------------------------------------------------------------------------------------------------------
-------------
      Merrill Lynch & Co., Inc.:
      6.50% Nts., 4/1/01                                                                              150,000
       149,832
      8.25% Debs., 11/18/96                                                                            85,000
        85,068

----------------------------------------------------------------------------------------------------------------
-------------
      Norwest Financial, Inc., 6.50% Sr. Nts., 11/15/97                                                55,000
        55,378

----------------------------------------------------------------------------------------------------------------
-------------
      Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                                             55,000
        57,195

----------------------------------------------------------------------------------------------------------------
-------------
      Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D,
      3/1/99                                                                                          160,000
       167,495

 ----------------

     2,056,733
----------------------------------------------------------------------------------------------------------------
-------------------
INSURANCE - 1.6%


----------------------------------------------------------------------------------------------------------------
-------------
      Cigna Corp., 7.90% Nts., 12/14/98                                                               150,000
       154,800

----------------------------------------------------------------------------------------------------------------
-------------
      SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                                          120,000
       126,266

----------------------------------------------------------------------------------------------------------------
-------------
      Travelers/Aetna Property Casualty Corp., 6.75% Nts.,
      4/15/01                                                                                         145,000
       146,428

 ----------------

       427,494
----------------------------------------------------------------------------------------------------------------
-------------------
HOUSING RELATED - 0.5%

----------------------------------------------------------------------------------------------------------------
-------------------
BUILDING MATERIALS - 0.3%


----------------------------------------------------------------------------------------------------------------
-------------
      American Standard, Inc., 10.875% Sr. Nts., 5/15/99                                               70,000
        74,725
----------------------------------------------------------------------------------------------------------------
-------------------
HOMEBUILDERS/REAL ESTATE - 0.2%

----------------------------------------------------------------------------------------------------------------
-------------
      Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec.
      Unsub. Nts., 1/26/01                                                                             60,000
        59,586
----------------------------------------------------------------------------------------------------------------
-------------------
MANUFACTURING - 2.3%

----------------------------------------------------------------------------------------------------------------
-------------------
AEROSPACE/ELECTRONICS/COMPUTERS - 1.2%


----------------------------------------------------------------------------------------------------------------
-------------
      British Aerospace plc, 8% Debs., 5/27/97                                                         60,000
        60,713

----------------------------------------------------------------------------------------------------------------
-------------
      Digital Equipment Corp., 7% Nts., 11/15/97                                                      215,000
       215,983

----------------------------------------------------------------------------------------------------------------
-------------
      Unisys Corp., 12% Sr. Nts., Series B, 4/15/03                                                    50,000
        51,500

 ----------------

       328,196
----------------------------------------------------------------------------------------------------------------
-------------------
AUTOMOTIVE - 0.1%


----------------------------------------------------------------------------------------------------------------
-------------
      Venture Holdings Trust, 9.75% Sr. Sub. Nts., 4/1/04                                              39,000
        35,100
----------------------------------------------------------------------------------------------------------------
-------------------
CAPITAL GOODS - 1.0%


----------------------------------------------------------------------------------------------------------------
-------------
      Day International Group, Inc., 11.125% Sr. Sub. Nts.,
      Series B, 6/1/05                                                                                 50,000
        52,500

8 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Income Fund

                                                                                                 FACE
MARKET VALUE
                                                                                                 AMOUNT
SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
-------------------
CAPITAL GOODS (CONTINUED)


----------------------------------------------------------------------------------------------------------------
-------------
      Interlake Corp., 12.125% Sr. Sub. Debs., 3/1/02                                            $     50,000
 $      52,000

----------------------------------------------------------------------------------------------------------------
-------------
      International Wire Group, Inc., 11.75% Sr. Sub. Nts., 6/1/05                                     50,000
        53,125

----------------------------------------------------------------------------------------------------------------
-------------
      Jordan Industries, Inc., 10.375% Sr. Nts., 8/1/03                                                25,000
        24,750

----------------------------------------------------------------------------------------------------------------
-------------
      Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                                                40,000
        40,900

----------------------------------------------------------------------------------------------------------------
-------------
      Specialty Equipment Co., 11.375% Sr. Sub. Nts., 12/1/03                                          50,000
        54,000

 ----------------

       277,275
----------------------------------------------------------------------------------------------------------------
-------------------
MEDIA - 4.9%

----------------------------------------------------------------------------------------------------------------
-------------------
BROADCASTING - 0.6%


----------------------------------------------------------------------------------------------------------------
-------------
      New World Communications Group Holding Corp., Zero
      Coupon Sr. Disc. Nts., Series B, 10.985%, 6/15/99                                  (3)           75,000
        61,500

----------------------------------------------------------------------------------------------------------------
-------------
      Park Broadcasting, Inc., 11.75% Sr. Nts., 5/15/04                                  (1)           50,000
        57,750

----------------------------------------------------------------------------------------------------------------
-------------
      Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                       50,000
        48,750

 ----------------

       168,000
----------------------------------------------------------------------------------------------------------------
-------------------
CABLE TELEVISION - 1.7%


----------------------------------------------------------------------------------------------------------------
-------------
      Australis Media Ltd., Units (each unit consists of $1,000
      principal amount of 0%/14% sr. sub. disc. nts., 5/15/03 and
      one warrant to purchase 57.721 ordinary shares)                                 (2)(4)           75,000
        44,250

----------------------------------------------------------------------------------------------------------------
-------------
      Bell Cablemedia plc, 0%/11.95% Sr. Disc. Nts., 7/15/04                             (2)           75,000
        62,063

----------------------------------------------------------------------------------------------------------------
-------------
      Comcast Corp., 9.375% Sr. Sub. Debs., 5/15/05                                                    50,000
        50,313

----------------------------------------------------------------------------------------------------------------
-------------
      Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
      11/15/07                                                                           (2)           75,000
        48,750

----------------------------------------------------------------------------------------------------------------
-------------
      Helicon Group LP/Helicon Capital Corp., 9% Sr. Sec. Nts.,
      Series B, 11/1/03                                                                  (6)          100,000
       102,500

----------------------------------------------------------------------------------------------------------------
-------------
      International CableTel, Inc., 0%/11.50% Sr. Deferred
      Coupon Nts., Series B, 2/1/06                                                      (2)          100,000
        61,000

----------------------------------------------------------------------------------------------------------------
-------------
      United International Holdings, Inc., Zero Coupon Sr. Sec.
      Disc. Nts., Series B, 14%, 11/15/99                                                (3)          100,000
        70,000

----------------------------------------------------------------------------------------------------------------
-------------
      Wireless One, Inc., Units (each unit consists of $1,000
      principal amount of 0%/13.50% sr. disc. nts., 8/1/01 and one
      warrant to purchase 2.274 ordinary shares)                                      (2)(4)           50,000
        26,750

 ----------------

       465,626
----------------------------------------------------------------------------------------------------------------
-------------------
DIVERSIFIED MEDIA - 0.6%


----------------------------------------------------------------------------------------------------------------
-------------
      Time Warner, Inc., 7.45% Nts., 2/1/98                                                           145,000
       147,196
----------------------------------------------------------------------------------------------------------------
-------------------
ENTERTAINMENT/FILM - 1.7%


----------------------------------------------------------------------------------------------------------------
-------------
      American Skiing Corp., 12% Sr. Sub. Nts., 7/15/06                                  (7)           75,000
        76,125

----------------------------------------------------------------------------------------------------------------
-------------
      Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                                       145,000
       145,728

----------------------------------------------------------------------------------------------------------------
-------------
      Marvel III Holdings, Inc., 9.125% Sr. Sec. Nts., Series B,
      2/15/98                                                                                          25,000
        11,375

----------------------------------------------------------------------------------------------------------------
-------------
      Walt Disney Co., 6.375% Sr. Unsec. Bonds, Series A,
      3/30/01                                                                                         220,000
       219,736

 ----------------

       452,964
----------------------------------------------------------------------------------------------------------------
-------------------
PUBLISHING/PRINTING - 0.3%


----------------------------------------------------------------------------------------------------------------
-------------
      Reed Publishing (USA), Inc., 7.24% Gtd. Medium-Term
      Nts., 2/10/97                                                                                    70,000
        70,281
----------------------------------------------------------------------------------------------------------------
-------------------
OTHER - 0.8%

----------------------------------------------------------------------------------------------------------------
-------------------
CONGLOMERATES - 0.2%

----------------------------------------------------------------------------------------------------------------
-------------------
      Alpine Group, Inc., 12.25% Sr. Nts., 7/15/03                                                     38,000
        40,185

9 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Income Fund

                                                                                                 FACE
MARKET VALUE
                                                                                                 AMOUNT
SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
-------------------
SERVICES - 0.6%


----------------------------------------------------------------------------------------------------------------
-------------
      Monarch Marketing Systems, Inc., 12.50% Sr. Nts., 7/1/03                                   $     75,000
 $      82,875

----------------------------------------------------------------------------------------------------------------
-------------
      Shop Vac Corp., 10.625% Sr. Nts., 9/1/03                                           (1)           75,000
        77,156

 ----------------

       160,031
----------------------------------------------------------------------------------------------------------------
-------------------
RETAIL - 4.0%

----------------------------------------------------------------------------------------------------------------
-------------------
DEPARTMENT STORES - 2.7%


----------------------------------------------------------------------------------------------------------------
-------------
      Dayton Hudson Co., 9.40% Debs., 12/15/01                                                        150,000
       165,520

----------------------------------------------------------------------------------------------------------------
-------------
      Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                                         60,000
        65,664

----------------------------------------------------------------------------------------------------------------
-------------
      Parisian, Inc., 9.875% Sr. Sub. Nts., 7/15/03                                                    50,000
        50,625

----------------------------------------------------------------------------------------------------------------
-------------
      Price/Costco, Inc., 7.125% Sr. Nts., 6/15/05                                                    120,000
       119,675

----------------------------------------------------------------------------------------------------------------
-------------
      Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                                            290,000
       304,383

 ----------------

       705,867
----------------------------------------------------------------------------------------------------------------
-------------------
DRUG STORES - 0.4%


----------------------------------------------------------------------------------------------------------------
-------------
      Duane Reade, 12% Sr. Nts., Series B, 9/15/02                                                     50,000
        48,750

----------------------------------------------------------------------------------------------------------------
-------------
      Pathmark Stores, Inc., 0%/10.75% Jr. Sub. Deferred Coupon
      Nts., 11/1/03                                                                      (2)          100,000
        69,000

 ----------------

       117,750
----------------------------------------------------------------------------------------------------------------
-------------------
SPECIALTY RETAILING - 0.4%


----------------------------------------------------------------------------------------------------------------
-------------
      Hills Stores Co., 12.50% Sr. Nts., Series B, 7/1/03                                              50,000
        45,500

----------------------------------------------------------------------------------------------------------------
-------------
      Waban, Inc., 11% Sr. Sub. Nts., 5/15/04                                                          50,000
        56,375

 ----------------

       101,875
----------------------------------------------------------------------------------------------------------------
-------------------
SUPERMARKETS - 0.5%


----------------------------------------------------------------------------------------------------------------
-------------
      Dairy Mart Convenience Stores, Inc., 10.25% Sr. Sub. Nts.,
      3/15/04                                                                                          50,000
        48,125

----------------------------------------------------------------------------------------------------------------
-------------
      Farm Fresh, Inc., 12.25% Sr. Nts., Series A, 10/1/00                                             50,000
        40,000

----------------------------------------------------------------------------------------------------------------
-------------
      Jitney-Jungle Stores of America, Inc., 12% Gtd. Sr. Nts.,
      3/1/06                                                                                           50,000
        53,500

 ----------------

       141,625
----------------------------------------------------------------------------------------------------------------
-------------------
TRANSPORTATION - 1.5%

----------------------------------------------------------------------------------------------------------------
-------------------
RAILROADS - 0.6%


----------------------------------------------------------------------------------------------------------------
-------------
      Union Pacific Corp., 7% Nts., 6/15/00                                                           150,000
       152,932
----------------------------------------------------------------------------------------------------------------
-------------------
SHIPPING - 0.9%


----------------------------------------------------------------------------------------------------------------
-------------
      Federal Express Corp., 6.25% Nts., 4/15/98                                                      240,000
       240,578
----------------------------------------------------------------------------------------------------------------
-------------------
UTILITIES - 6.6%

----------------------------------------------------------------------------------------------------------------
-------------------
ELECTRIC UTILITIES - 3.1%


----------------------------------------------------------------------------------------------------------------
-------------
      Consumers Power Co., 8.75% Mtg. Nts., 2/15/98                                                   145,000
       148,932

----------------------------------------------------------------------------------------------------------------
-------------
      El Paso Electric Co., 7.25% First Mtg. Nts., Series A, 2/1/99                                    75,000
        75,188

----------------------------------------------------------------------------------------------------------------
-------------
      NorAm Energy Corp., 9.875% Nts., 4/15/97                                                        290,000
       295,184

----------------------------------------------------------------------------------------------------------------
-------------
      Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                                       220,000
       220,945

----------------------------------------------------------------------------------------------------------------
-------------
      Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec.
      Debs., 2/1/06                                                                                   100,000
        94,951

 ----------------

       835,200
----------------------------------------------------------------------------------------------------------------
-------------------
TELECOMMUNICATIONS - 3.5%


----------------------------------------------------------------------------------------------------------------
-------------
      Allbritton Communications Co., 9.75% Sr. Sub. Debs.,
      Series B, 11/30/07                                                                               50,000
        46,875

----------------------------------------------------------------------------------------------------------------
-------------
      American Communications Services, Inc., 0%/13% Sr. Disc.
      Nts., 11/1/05                                                                      (2)           75,000
        42,750

----------------------------------------------------------------------------------------------------------------
-------------
      Arch Communications Group, Inc., 0%/10.875% Sr. Disc.
      Nts., 3/15/08                                                                      (2)           75,000
        41,625

10 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Income Fund

                                                                                                 FACE
 MARKET VALUE
                                                                                                 AMOUNT
 SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
TELECOMMUNICATIONS (CONTINUED)


----------------------------------------------------------------------------------------------------------------
-------------
      Centennial Cellular Corp., 10.125% Sr. Nts., 5/15/05                                       $     50,000
 $      49,375

----------------------------------------------------------------------------------------------------------------
-------------
      GTE Corp., 8.85% Debs., 3/1/98                                                                   60,000
        62,151

----------------------------------------------------------------------------------------------------------------
-------------
      Intermedia Communications, Inc., 13.50% Sr. Nts., Series B, 6/1/05                               50,000
        57,125

----------------------------------------------------------------------------------------------------------------
-------------
      MCI Communications Corp.:
      7.125% Sr. Nts., 1/20/00                                                                        145,000
       148,671
      7.625% Sr. Nts., 11/7/96                                                                         60,000
        60,007

----------------------------------------------------------------------------------------------------------------
-------------
      Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                                  25,000
        20,875

----------------------------------------------------------------------------------------------------------------
-------------
      MFS Communications Co., Inc., 0%/9.375% Sr. Disc. Nts.,
      1/15/04                                                                            (2)           75,000
        64,031

----------------------------------------------------------------------------------------------------------------
-------------
      Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts.,
      8/15/04                                                                            (2)          100,000
        63,875

----------------------------------------------------------------------------------------------------------------
-------------
      Peoples Telephone Co., Inc., 12.25% Sr. Nts., 7/15/02                                            50,000
        52,500

----------------------------------------------------------------------------------------------------------------
-------------
      Plantronics, Inc., 10% Sr. Nts., 1/15/01                                                         75,000
        78,188

----------------------------------------------------------------------------------------------------------------
-------------
      Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr.
      Nts., 8/15/06                                                                                    50,000
        50,875

----------------------------------------------------------------------------------------------------------------
-------------
      Teleport Communications Group, Inc.:
      0%/11.125% Sr. Disc. Nts., 7/1/07                                                  (2)           25,000
        16,188
      9.875% Sr. Nts., 7/1/06                                                                          25,000
        25,656

----------------------------------------------------------------------------------------------------------------
-------------
      Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07                               (7)           50,000
        50,188

 ----------------

       930,955

 ----------------

      Total Corporate Bonds and Notes (Cost $13,845,812)
    13,939,765

                                                                                                 SHARES

================================================================================================================
===================
COMMON STOCKS - 21.1%

----------------------------------------------------------------------------------------------------------------
-------------------
BASIC INDUSTRY - 1.5%

----------------------------------------------------------------------------------------------------------------
-------------------
CHEMICALS - 0.5%


----------------------------------------------------------------------------------------------------------------
-------------
      Dexter Corp.                                                                                      4,300
       133,300

----------------------------------------------------------------------------------------------------------------
-------------
      Millenium Chemicals, Inc.                                                          (8)              528
        10,692

 ----------------

       143,992
----------------------------------------------------------------------------------------------------------------
-------------------
STEEL - 1.0%


----------------------------------------------------------------------------------------------------------------
-------------
      Carpenter Technology Corp.                                                                        3,200
       104,400

----------------------------------------------------------------------------------------------------------------
-------------
      UNR Industries, Inc.                                                                             23,000
       155,250

 ----------------

       259,650
----------------------------------------------------------------------------------------------------------------
-------------------
CONSUMER RELATED - 1.7%

----------------------------------------------------------------------------------------------------------------
-------------------
FOOD/BEVERAGES/TOBACCO - 0.5%


----------------------------------------------------------------------------------------------------------------
-------------
      Anheuser-Busch Cos., Inc.                                                                         3,000
       115,500

----------------------------------------------------------------------------------------------------------------
-------------
      Imperial Tobacco Group plc, ADR                                                    (8)            1,850
        21,600

 ----------------

       137,100
----------------------------------------------------------------------------------------------------------------
-------------------
HEALTHCARE - 1.0%


----------------------------------------------------------------------------------------------------------------
-------------
      Bristol-Myers Squibb Co.                                                                          1,500
       158,625

----------------------------------------------------------------------------------------------------------------
-------------
      Glaxo Wellcome plc, Sponsored ADR                                                                 3,800
       119,700

 ----------------

       278,325
----------------------------------------------------------------------------------------------------------------
-------------------
Restaurants - 0.2%


----------------------------------------------------------------------------------------------------------------
-------------
      Piccadilly Cafeterias, Inc.                                                                       6,900
        60,375
----------------------------------------------------------------------------------------------------------------
-------------------
ENERGY - 3.3%

----------------------------------------------------------------------------------------------------------------
-------------------
      Amoco Corp.                                                                                       1,400
       106,050

----------------------------------------------------------------------------------------------------------------
-------------
      Atlantic Richfield Co.                                                                            1,200
       159,000

11 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Income Fund


MARKET VALUE
                                                                                                 SHARES
SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
-------------------
ENERGY (CONTINUED)

----------------------------------------------------------------------------------------------------------------
-------------------
      Chevron Corp.                                                                                     2,300
 $     151,225

----------------------------------------------------------------------------------------------------------------
-------------
      El Paso Natural Gas Co.                                                                           3,800
       184,300

----------------------------------------------------------------------------------------------------------------
-------------
      Exxon Corp.                                                                                       1,500
       132,937

----------------------------------------------------------------------------------------------------------------
-------------
      Mobil Corp.                                                                                       1,200
       140,100

 ----------------

       873,612
----------------------------------------------------------------------------------------------------------------
-------------------
FINANCIAL SERVICES - 2.6%

----------------------------------------------------------------------------------------------------------------
-------------------
BANKS & THRIFTS - 2.2%


----------------------------------------------------------------------------------------------------------------
-------------
      Bank of Boston Corp.                                                                              2,600
       166,400

----------------------------------------------------------------------------------------------------------------
-------------
      BankAmerica Corp.                                                                                 1,800
       164,700

----------------------------------------------------------------------------------------------------------------
-------------
      Chase Manhattan Corp. (New)                                                                         500
        42,875

----------------------------------------------------------------------------------------------------------------
-------------
      NationsBank Corp.                                                                                   800
        75,400

----------------------------------------------------------------------------------------------------------------
-------------
      PNC Bank Corp.                                                                                    4,000
       145,000

 ----------------

       594,375
----------------------------------------------------------------------------------------------------------------
-------------------
INSURANCE - 0.4%


----------------------------------------------------------------------------------------------------------------
-------------
      Hartford Steam Boiler Inspection & Insurance Co.                                                  2,500
       107,812
----------------------------------------------------------------------------------------------------------------
-------------------
HOUSING RELATED - 2.2%

----------------------------------------------------------------------------------------------------------------
-------------------
      Camden Property Trust                                                                             4,800
       130,800

----------------------------------------------------------------------------------------------------------------
-------------
      Capstone Capital Corp.                                                                            5,900
       127,588

----------------------------------------------------------------------------------------------------------------
-------------
      Crescent Real Estate Equities, Inc.                                                               1,800
        75,150

----------------------------------------------------------------------------------------------------------------
-------------
      Health & Retirement Property Trust                                                                6,800
       123,250

----------------------------------------------------------------------------------------------------------------
-------------
      Meditrust Corp.                                                                                   3,100
       111,600

 ----------------

       568,388
----------------------------------------------------------------------------------------------------------------
-------------------
Manufacturing - 2.4%

----------------------------------------------------------------------------------------------------------------
-------------------
      General Dynamics Corp.                                                                            2,600
       178,425

----------------------------------------------------------------------------------------------------------------
-------------
      Goodrich (B.F.) Co.                                                                               3,200
       135,600

----------------------------------------------------------------------------------------------------------------
-------------
      Lockheed Martin Corp.                                                                             1,200
       107,550

----------------------------------------------------------------------------------------------------------------
-------------
      Rockwell International Corp.                                                                      2,000
       110,000

----------------------------------------------------------------------------------------------------------------
-------------
      TRW, Inc.                                                                                         1,200
       108,600

 ----------------

       640,175
----------------------------------------------------------------------------------------------------------------
-------------------
OTHER - 0.2%

----------------------------------------------------------------------------------------------------------------
-------------------
      Hanson plc, ADR                                                                                   7,400
        47,175
----------------------------------------------------------------------------------------------------------------
-------------------
RETAIL - 0.8%

----------------------------------------------------------------------------------------------------------------
-------------------
      Brown Group, Inc.                                                                                 6,500
       134,063

----------------------------------------------------------------------------------------------------------------
-------------
      New England Business Service, Inc.                                                                5,000
        90,000

 ----------------

       224,063
----------------------------------------------------------------------------------------------------------------
-------------------
UTILITIES - 6.4%

----------------------------------------------------------------------------------------------------------------
-------------------
ELECTRIC UTILITIES - 5.1%


----------------------------------------------------------------------------------------------------------------
-------------
      American Electric Power Co., Inc.                                                                 3,000
       124,500

----------------------------------------------------------------------------------------------------------------
-------------
      Entergy Corp.                                                                                     4,300
       120,400

----------------------------------------------------------------------------------------------------------------
-------------
      FPL Group, Inc.                                                                                   3,000
       138,000

----------------------------------------------------------------------------------------------------------------
-------------
      Illinova Corp.                                                                                    4,000
       109,000

----------------------------------------------------------------------------------------------------------------
-------------
      Kansas City Power & Light Co.                                                                     5,000
       137,500

----------------------------------------------------------------------------------------------------------------
-------------
      National Fuel Gas Co.                                                                             3,700
       137,825

----------------------------------------------------------------------------------------------------------------
-------------
      PanEnergy Corp.                                                                                   6,100
       234,850

----------------------------------------------------------------------------------------------------------------
-------------
      Questar Corp.                                                                                     4,100
       147,600

----------------------------------------------------------------------------------------------------------------
-------------
      Texas Utilities Co.                                                                               2,400
        97,200

----------------------------------------------------------------------------------------------------------------
-------------
      Western Resources, Inc.                                                                           3,900
       117,000

 ----------------

     1,363,875

12 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Income Fund


 MARKET VALUE
                                                                                                   SHARES
 SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
-------------------
TELECOMMUNICATIONS - 1.3%


----------------------------------------------------------------------------------------------------------------
-------------
      Ameritech Corp.                                                                                   2,100
 $     114,975

----------------------------------------------------------------------------------------------------------------
-------------
      GTE Corp.                                                                                         2,600
       109,525

----------------------------------------------------------------------------------------------------------------
-------------
      NYNEX Corp.                                                                                       2,700
       120,150

 ----------------

       344,650

 ----------------

      Total Common Stocks (Cost $4,834,333)
     5,643,567

================================================================================================================
===================
PREFERRED STOCKS - 0.5%
----------------------------------------------------------------------------------------------------------------
-------------------
      Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg.
      (Cost $115,000)                                                                                   1,200
       138,000

                                                                                                 UNITS

================================================================================================================
===================
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%

----------------------------------------------------------------------------------------------------------------
-------------------
      Intermedia Communications, Inc. Wts., Exp. 6/00
      (Cost $470)                                                                                          50
         2,500

                                                                                                 FACE
                                                                                                 AMOUNT

================================================================================================================
===================
REPURCHASE AGREEMENT - 5.2%

----------------------------------------------------------------------------------------------------------------
-------------------
      Repurchase agreement with State Street Bank and Trust Co.,
      4.50%, dated 10/31/96, to be repurchased at $1,404,176 on
      11/1/96, collateralized by U.S. Treasury Nts., 7.75%, 2/15/01,
      with a value of $1,451,083 (Cost $1,404,000)                                               $  1,404,000
     1,404,000

----------------------------------------------------------------------------------------------------------------
-------------
      TOTAL INVESTMENTS, AT VALUE (COST $25,253,427)                                                    98.1%
    26,271,162

----------------------------------------------------------------------------------------------------------------
-------------
      OTHER ASSETS NET OF LIABILITIES                                                                    1.9
       513,453
                                                                                                  ------------
 ----------------
      NET ASSETS                                                                                       100.0%
 $  26,784,615
                                                                                                  ============
 ================

      1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $207,588 or 0.78% of the Fund's net assets, at October 31, 1996.
      2. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
      3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
      4. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
      5.  Interest or dividend is paid in kind.
      6. Represents the current interest rate for a variable rate security. For credit sensitive notes, the interest rate is dependent on the credit rating of the issuer.
      7. Identifies issues considered to be illiquid. These securities amount to $126,313 or 0.47% of the Fund's net assets, at October 31, 1996.
      8.  Non-income producing security.

      See accompanying Notes to Financial Statements.




13 Oppenheimer LifeSpan Funds

      STATEMENT OF INVESTMENTS OCTOBER 31, 1996
      Oppenheimer LifeSpan Balanced Fund


                                                                                          FACE              MARKET
VALUE
                                                                                          AMOUNT            SEE NOTE
1
================================================================================================================
==============
MORTGAGE-BACKED OBLIGATIONS - 3.4%
----------------------------------------------------------------------------------------------------------------
--------------
GOVERNMENT AGENCY - 2.9%
----------------------------------------------------------------------------------------------------------------
--------------
      Federal Home Loan Mortgage Corp.:
      Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
      Certificates, 5.50%, 6/1/98                                                         $       60,440    $
    59,902
      Gtd. Multiclass Mtg. Participation Certificates, 6%, 3/1/09                                205,627
   200,051
      Gtd. Multiclass Mtg. Participation Certificates, Series 1574, Cl.
      PD, 5.50%, 3/15/13                                                                         100,000
    99,500
      Series 1843, Cl. VB, 7%, 4/15/03                                                            65,000
    65,630
      Series 1849, Cl. VA, 6%, 12/15/10                                                          208,428
   205,106

----------------------------------------------------------------------------------------------------------------
--------
      Federal National Mortgage Assn.:
      6%, 12/1/03                                                                                204,280
   200,730
      6.50%, 4/1/26                                                                              148,123
   141,732
      7%, 4/1/00                                                                                  98,234
    99,019
      Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
      Conduit Pass-Through Certificates,
      Series 1993-181, Cl. C, 5.40%, 10/25/02                                                    250,000
   248,125
      Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
      Conduit Pass-Through Certificates,
      Series 1993-190, Cl. Z, 5.85%, 7/25/08                                                     142,960
   140,928
      Series 1994-13, Cl. B, 6.50%, 2/25/09                                                      150,000
   144,422

------------------

 1,605,145
----------------------------------------------------------------------------------------------------------------
--------------
PRIVATE - 0.5%
----------------------------------------------------------------------------------------------------------------
--------------
      GE Capital Mortgage Securities, Inc., Series-HE2, Cl. A3, 7.30%,
      3/25/12                                                                                    125,000
   126,699

----------------------------------------------------------------------------------------------------------------
--------
      Olympic Automobile Receivables Trust, Series 1996-A,
      Cl. A4, 5.85%, 7/15/01                                                                     110,000
   109,278

------------------

   235,977

------------------

      Total Mortgage-Backed Obligations (Cost $1,829,067)
 1,841,122

================================================================================================================
==============
U.S. GOVERNMENT OBLIGATIONS - 5.1%
----------------------------------------------------------------------------------------------------------------
--------------
      U.S. Treasury Bonds, 7.50%, 11/15/16                                                     1,295,000
 1,401,028

----------------------------------------------------------------------------------------------------------------
--------
      U.S. Treasury Nts.:
      6.50%, 8/15/05                                                                             650,000
   656,906
      6.75%, 6/30/99                                                                             370,000
   377,747
      7.25%, 8/15/04                                                                             360,000
   380,137

------------------

      Total U.S. Government Obligations (Cost $2,741,607)
 2,815,818

================================================================================================================
==============
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 27.6%
----------------------------------------------------------------------------------------------------------------
--------------
BASIC MATERIALS - 4.0%
----------------------------------------------------------------------------------------------------------------
--------------
CHEMICALS - 1.5%

----------------------------------------------------------------------------------------------------------------
--------
      Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                                     110,000
   111,449

----------------------------------------------------------------------------------------------------------------
--------
      Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03                                      120,000
   130,348

----------------------------------------------------------------------------------------------------------------
--------
      Harris Chemical North America, Inc., 10.25% Gtd. Sr. Sec. Disc.
      Nts., 7/15/01                                                                              100,000
   103,500

----------------------------------------------------------------------------------------------------------------
--------
      ISP Holdings, Inc., 9.75% Sr. Nts., 2/15/02                            (1)                  75,000
    77,437

----------------------------------------------------------------------------------------------------------------
--------
      LaRoche Industries, Inc., 13% Sr. Sub. Nts., 8/15/04                                       100,000
   108,375

----------------------------------------------------------------------------------------------------------------
--------
      Lyondell Petrochemical Co., 8.25% Nts., 3/15/97                                             75,000
    75,665

14 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                          FACE              MARKET
VALUE
                                                                                          AMOUNT            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
--------------
CHEMICALS (CONTINUED)

----------------------------------------------------------------------------------------------------------------
--------
      Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20        (6)          $       65,000    $
    79,647

----------------------------------------------------------------------------------------------------------------
--------
      NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05              (2)                 100,000
    82,750

----------------------------------------------------------------------------------------------------------------
--------
      PPG Industries, Inc., 9% Debs., 5/1/21                                                      65,000
    78,280

------------------

   847,451
----------------------------------------------------------------------------------------------------------------
--------------
METALS - 1.1%

----------------------------------------------------------------------------------------------------------------
--------
      Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                                 125,000
   135,545

----------------------------------------------------------------------------------------------------------------
--------
      Gulf States Steel, Inc., Alabama, 13.50% First Mtg. Nts.,
      Series B, 4/15/03                                                                          100,000
    94,625

----------------------------------------------------------------------------------------------------------------
--------
      Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                             100,000
   103,750

----------------------------------------------------------------------------------------------------------------
--------
      Republic Engineered Steels, Inc., 9.875% First Mtg. Nts.,
      12/15/01                                                                                    50,000
    46,750

----------------------------------------------------------------------------------------------------------------
--------
      WCI Steel, Inc., 10.50% Sr. Gtd. Nts., Series B, 3/1/02                                    100,000
   112,125

----------------------------------------------------------------------------------------------------------------
--------
      Weirton Steel Corp., 10.75% Sr. Nts., 6/1/05                                               100,000
    95,500

------------------

   588,295
----------------------------------------------------------------------------------------------------------------
--------------
PAPER - 1.4%

----------------------------------------------------------------------------------------------------------------
--------
      Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                                    110,000
   110,412

----------------------------------------------------------------------------------------------------------------
--------
      Crown Packaging Holdings Ltd., 0%/12.25% Sr. Sub. Disc. Nts.,
      Series B, 11/1/03                                                      (2)                 200,000
    79,000

----------------------------------------------------------------------------------------------------------------
--------
      Fort Howard Corp., 9% Sr. Sub. Nts., 2/1/06                                                 75,000
    75,000

----------------------------------------------------------------------------------------------------------------
--------
      Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs., 5/15/05                              100,000
   109,750

----------------------------------------------------------------------------------------------------------------
--------
      Georgia-Pacific Corp., 9.85% Credit Sensitive Nts., 6/15/97            (6)                 220,000
   225,297

----------------------------------------------------------------------------------------------------------------
--------
      Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                               100,000
   108,750

----------------------------------------------------------------------------------------------------------------
--------
      Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                              50,000
    50,000

------------------

   758,209
----------------------------------------------------------------------------------------------------------------
--------------
CONSUMER CYCLICALS - 8.0%
----------------------------------------------------------------------------------------------------------------
--------------
AUTOS & HOUSING - 0.8%

----------------------------------------------------------------------------------------------------------------
--------
      Black & Decker Corp., 6.625% Nts., 11/15/00                                                110,000
   110,505

----------------------------------------------------------------------------------------------------------------
--------
      Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec. Unsub.
      Nts., 1/26/01                                                                               50,000
    49,655

----------------------------------------------------------------------------------------------------------------
--------
      Electrolux AB, 7.75% Sr. Unsub. Debs., 6/17/97                                             220,000
   222,200

----------------------------------------------------------------------------------------------------------------
--------
      Venture Holdings Trust, 9.75% Sr. Sub. Nts., 4/1/04                                         78,000
    70,200

------------------

   452,560
----------------------------------------------------------------------------------------------------------------
--------------
LEISURE & ENTERTAINMENT - 2.8%

----------------------------------------------------------------------------------------------------------------
--------
      American Skiing Corp., 12% Sr. Sub. Nts., 7/15/06                      (3)                 125,000
   126,875

----------------------------------------------------------------------------------------------------------------
--------
      Argosy Gaming Co., 13.25% First Mtg. Nts., 6/1/04                                          100,000
    97,000

----------------------------------------------------------------------------------------------------------------
--------
      Bally's Casino Holdings, Inc., Zero Coupon Sr. Disc. Nts.,
      8.594%, 6/15/98                                                        (4)                 125,000
   110,000

----------------------------------------------------------------------------------------------------------------
--------
      Bally's Park Place Funding, Inc., 9.25% Gtd. First Mtg.
      Nts., 3/15/04                                                                              100,000
   109,750

----------------------------------------------------------------------------------------------------------------
--------
      Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                                  110,000
   110,552

----------------------------------------------------------------------------------------------------------------
--------
      Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                               75,000
    77,062

----------------------------------------------------------------------------------------------------------------
--------
      Casino Magic of Louisiana Corp., 13% First Mtg. Nts., 8/15/03          (1)                 150,000
   153,000

----------------------------------------------------------------------------------------------------------------
--------
      GB Property Funding Corp., 10.875% First Mtg. Nts., 1/15/04                                 50,000
    45,500

----------------------------------------------------------------------------------------------------------------
--------
      GNF Corp., 10.625% Gtd. First Mtg. Nts., Series B, 4/1/03                                  100,000
   110,875


15 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                          FACE              MARKET
VALUE
                                                                                          AMOUNT            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
--------------
LEISURE & ENTERTAINMENT (CONTINUED)

----------------------------------------------------------------------------------------------------------------
--------
      Marvel III Holdings, Inc., 9.125% Sr. Sec. Nts., Series B,
      2/15/98                                                                             $       50,000    $
    22,750

----------------------------------------------------------------------------------------------------------------
--------
      Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts.,
      Series B, 11/15/02                                                                          50,000
    64,000

----------------------------------------------------------------------------------------------------------------
--------
      Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                                   100,000
   104,500

----------------------------------------------------------------------------------------------------------------
--------
      Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                    91,000
    63,245

----------------------------------------------------------------------------------------------------------------
--------
      Trump Atlantic City Associates/Trump Atlantic City Funding,
      Inc., 11.25% First Mtg. Nts., 5/1/06                                                        75,000
    71,250

----------------------------------------------------------------------------------------------------------------
--------
      Trump's Castle Funding, Inc., 11.75% Mtg. Nts., 11/15/03                                   100,000
    95,000

----------------------------------------------------------------------------------------------------------------
--------
      Walt Disney Co., 6.375% Sr. Unsec. Bonds, Series A, 3/30/01                                160,000
   159,808

------------------

 1,521,167
----------------------------------------------------------------------------------------------------------------
--------------
MEDIA - 2.5%

----------------------------------------------------------------------------------------------------------------
--------
      Australis Media Ltd., Units (each unit consists of $1,000
      principal amount of 0%/14% sr. sub. disc.
      nts., 5/15/03 and one warrant to purchase 57.721 ordinary
      shares)                                                             (2)(5)                 150,000
    88,500

----------------------------------------------------------------------------------------------------------------
--------
      Bell Cablemedia plc, 0%/11.95% Sr. Disc. Nts., 7/15/04                 (2)                 150,000
   124,125

----------------------------------------------------------------------------------------------------------------
--------
      Comcast Corp., 9.375% Sr. Sub. Debs., 5/15/05                                              100,000
   100,625

----------------------------------------------------------------------------------------------------------------
--------
      Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
      11/15/07                                                               (2)                 125,000
    81,250

----------------------------------------------------------------------------------------------------------------
--------
      EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
      Disc. Nts., 3/15/04                                                    (2)                 100,000
    70,625

----------------------------------------------------------------------------------------------------------------
--------
      Helicon Group LP/Helicon Capital Corp., 9% Sr. Sec. Nts.,
      Series B, 11/1/03                                                      (6)                  50,000
    51,250

----------------------------------------------------------------------------------------------------------------
--------
      International CableTel, Inc., 0%/11.50% Sr. Deferred
      Coupon Nts., Series B, 2/1/06                                          (2)                 250,000
   152,500

----------------------------------------------------------------------------------------------------------------
--------
      New World Communications Group Holding Corp., Zero Coupon Sr.
      Disc. Nts., Series B, 10.995%, 6/15/99                                 (4)                 200,000
   164,000

----------------------------------------------------------------------------------------------------------------
--------
      Park Broadcasting, Inc., 11.75% Sr. Nts., 5/15/04                      (1)                  75,000
    86,625

----------------------------------------------------------------------------------------------------------------
--------
      Reed Publishing (USA), Inc., 7.24% Gtd. Medium-Term Nts.,
      2/10/97                                                                                     70,000
    70,281

----------------------------------------------------------------------------------------------------------------
--------
      Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                 100,000
    97,500

----------------------------------------------------------------------------------------------------------------
--------
      Time Warner, Inc., 7.45% Nts., 2/1/98                                                      110,000
   111,666

----------------------------------------------------------------------------------------------------------------
--------
      United International Holdings, Inc., Zero Coupon Sr. Sec. Disc.
      Nts.:                                                                  (4)                 100,000
    70,000
      Series B, 14%, 11/15/99 12.376%, 11/15/99                              (4)                  50,000
    35,000

----------------------------------------------------------------------------------------------------------------
--------
      Wireless One, Inc., Units (each unit consists of $1,000
      principal amount of 0%/13.50% sr. disc. nts.,
      8/1/06 and one warrant to purchase 2.274 ordinary shares)           (2)(5)                 100,000
    53,500

------------------

 1,357,447
----------------------------------------------------------------------------------------------------------------
--------------
RETAIL:  GENERAL - 1.5%

----------------------------------------------------------------------------------------------------------------
--------
      Dayton Hudson Co., 9.40% Debs., 2/15/01                                                    120,000
   132,416

----------------------------------------------------------------------------------------------------------------
--------
      Duane Reade, 12% Sr. Nts., 9/15/02                                                         100,000
    97,500

----------------------------------------------------------------------------------------------------------------
--------
      Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                                    40,000
    43,776

----------------------------------------------------------------------------------------------------------------
--------
      Parisian, Inc., 9.875% Sr. Sub. Nts., 7/15/03                                              100,000
   101,250

----------------------------------------------------------------------------------------------------------------
--------
      Pathmark Stores, Inc., 0%/10.75% Jr. Sub. Deferred Coupon
      Nts., 11/1/03                                                          (2)                 200,000
   138,000

16 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                          FACE              MARKET
VALUE
                                                                                          AMOUNT            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
--------------
RETAIL:  GENERAL (CONTINUED)

----------------------------------------------------------------------------------------------------------------
--------
      Price/Costco, Inc., 7.125% Sr. Nts., 6/15/05                                        $       90,000    $
    89,756

----------------------------------------------------------------------------------------------------------------
--------
      Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                                       220,000
   230,912

------------------

   833,610
----------------------------------------------------------------------------------------------------------------
--------------
RETAIL:  SPECIALTY - 0.4%

----------------------------------------------------------------------------------------------------------------
--------
      Hills Stores Co., 12.50% Sr. Nts., Series B, 7/1/03                                        100,000
    91,000

----------------------------------------------------------------------------------------------------------------
--------
      Waban, Inc., 11% Sr. Sub. Nts., 5/15/04                                                    100,000
   112,750

------------------

   203,750
----------------------------------------------------------------------------------------------------------------
--------------
CONSUMER NON-CYCLICALS - 2.9%
----------------------------------------------------------------------------------------------------------------
--------------
FOOD - 1.0%

----------------------------------------------------------------------------------------------------------------
--------
      Dairy Mart Convenience Stores, Inc., 10.25% Sr. Sub. Nts.,
      3/15/04                                                                                    100,000
    96,250

----------------------------------------------------------------------------------------------------------------
--------
      Dole Food Co., 6.75% Nts., 7/15/00                                                         120,000
   120,741

----------------------------------------------------------------------------------------------------------------
--------
      Farm Fresh, Inc., 12.25% Sr. Nts., Series A, 10/1/00                                       100,000
    80,000

----------------------------------------------------------------------------------------------------------------
--------
      Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                                    115,000
   118,333

----------------------------------------------------------------------------------------------------------------
--------
      Jitney-Jungle Stores of America, Inc., 12% Gtd. Sr. Nts.,
      3/1/06                                                                                     150,000
   160,500

------------------

   575,824
----------------------------------------------------------------------------------------------------------------
--------------
HEALTHCARE/DRUGS - 0.3%

----------------------------------------------------------------------------------------------------------------
--------
      Roche Holdings, Inc., 2.75% Bonds, 4/14/00                                                 200,000
   180,875
----------------------------------------------------------------------------------------------------------------
--------------
HEALTHCARE/SUPPLIES & SERVICES - 1.0%

----------------------------------------------------------------------------------------------------------------
--------
      Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                                        120,000
   121,504

----------------------------------------------------------------------------------------------------------------
--------
      Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06                (1)                 125,000
   134,375

----------------------------------------------------------------------------------------------------------------
--------
      Health o meter Products, Inc., Units (each unit consists of
      $1,000 principal amount of 13% sr. sub.  nts., 8/15/02 and one
      warrant to purchase 10.96 ordinary shares)                             (5)                 100,000
   110,500

----------------------------------------------------------------------------------------------------------------
--------
      Integrated Health Services, Inc., 9.625% Sr. Sub. Nts.,
      Series A, 5/31/02                                                                          100,000
   102,000

----------------------------------------------------------------------------------------------------------------
--------
      Paracelsus Healthcare Corp., 10% Sr. Sub. Unsec. Nts., 8/15/06                             100,000
    93,875

------------------

   562,254
----------------------------------------------------------------------------------------------------------------
--------------
HOUSEHOLD GOODS - 0.5%

----------------------------------------------------------------------------------------------------------------
--------
      Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                                  65,000
    68,372

----------------------------------------------------------------------------------------------------------------
--------
      Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                                    100,000
   102,500

----------------------------------------------------------------------------------------------------------------
--------
      Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
      Series B, 12.674%, 3/15/98                                             (4)                 100,000
    88,625

------------------

   259,497
----------------------------------------------------------------------------------------------------------------
--------------
TOBACCO - 0.1%

----------------------------------------------------------------------------------------------------------------
--------
      Philip Morris Cos., Inc., 8.75% Debs., 12/1/96                                              45,000
    45,093
----------------------------------------------------------------------------------------------------------------
--------------
ENERGY - 0.6%
----------------------------------------------------------------------------------------------------------------
--------------
ENERGY SERVICES & PRODUCERS - 0.4%

----------------------------------------------------------------------------------------------------------------
--------
      Coastal Corp.:
      8.125% Sr. Nts., 9/15/02                                                                    65,000
    69,301

----------------------------------------------------------------------------------------------------------------
--------
      8.75% Sr. Nts., 5/15/99                                                                     35,000
    36,964

----------------------------------------------------------------------------------------------------------------
--------
      Maxus Energy Corp., 9.875% Nts., 10/15/02                                                  100,000
   102,750

------------------

   209,015
----------------------------------------------------------------------------------------------------------------
--------------
OIL-INTEGRATED - 0.2%

----------------------------------------------------------------------------------------------------------------
--------
      Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                      75,000
    75,250

----------------------------------------------------------------------------------------------------------------
--------
      Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19                                    65,000
    68,685

------------------

   143,935

17 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                          FACE              MARKET
VALUE
                                                                                          AMOUNT            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
--------------
FINANCIAL - 5.1%
----------------------------------------------------------------------------------------------------------------
--------------
BANKS - 1.6%

----------------------------------------------------------------------------------------------------------------
--------
      BankAmerica Corp., 6% Nts., 7/15/97                                                 $      200,000    $
   200,324

----------------------------------------------------------------------------------------------------------------
--------
      Chase Manhattan Corp. (New), 6.625% Sr. Nts., 1/15/98                                       35,000
    35,261

----------------------------------------------------------------------------------------------------------------
--------
      Citicorp, 5.625% Sr. Nts., 2/15/01                                                          65,000
    63,038

----------------------------------------------------------------------------------------------------------------
--------
      First Fidelity Bancorporation, 8.50% Sub. Capital Nts.,
      4/1/98                                                                                      35,000
    36,041

----------------------------------------------------------------------------------------------------------------
--------
      First Union Corp., 6.75% Sr. Nts., 1/15/98                                                  35,000
    35,339

----------------------------------------------------------------------------------------------------------------
--------
      First USA Bank, 5.35% Medium-Term Nts., 12/27/96                                           100,000
    99,917

----------------------------------------------------------------------------------------------------------------
--------
      Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                                   110,000
   124,170

----------------------------------------------------------------------------------------------------------------
--------
      Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                          110,000
   110,464

----------------------------------------------------------------------------------------------------------------
--------
      Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                                  145,000
   145,913

----------------------------------------------------------------------------------------------------------------
--------
      Security Pacific Corp., 7.75% Nts., 12/1/96                                                 35,000
    35,052

------------------

   885,519
----------------------------------------------------------------------------------------------------------------
--------------
DIVERSIFIED FINANCIAL - 2.8%

----------------------------------------------------------------------------------------------------------------
--------
      American General Finance Corp., 8.50% Sr. Nts., 8/15/98                                     45,000
    46,888

----------------------------------------------------------------------------------------------------------------
--------
      Associates Corp. of North America, 7.40% Medium-Term Nts.,
      7/7/99                                                                                      45,000
    46,378

----------------------------------------------------------------------------------------------------------------
--------
      Beneficial Corp., 9.125% Debs., 2/15/98                                                    110,000
   114,199

----------------------------------------------------------------------------------------------------------------
--------
      Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                                        50,000
    50,350

----------------------------------------------------------------------------------------------------------------
--------
      Chrysler Financial Corp., 6.65% Medium-Term Nts.,
      04/28/97                                                                                    80,000
    80,403

----------------------------------------------------------------------------------------------------------------
--------
      Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                                          110,000
   106,293

----------------------------------------------------------------------------------------------------------------
--------
      Countrywide Funding Corp.:
      6.05% Gtd. Medium-Term Nts., Series D, 3/1/01                                               65,000
    63,723
      6.085% Gtd. Medium-Term Nts., Series B, 7/14/99                                             45,000
    44,748
      6.57% Gtd. Medium-Term Nts., Series A, 8/4/97                                               45,000
    45,265

----------------------------------------------------------------------------------------------------------------
--------
      Ford Motor Credit Co., 6.25% Unsub. Nts., 2/26/98                                          110,000
   110,713

----------------------------------------------------------------------------------------------------------------
--------
      General Motors Acceptance Corp.:
      5.625% Nts., 2/15/01                                                                       125,000
   120,771
      5.65% Medium-Term Nts., 12/15/97                                                           200,000
   199,487

----------------------------------------------------------------------------------------------------------------
--------
      Golden West Financial Corp., 8.625% Sub. Nts., 8/30/98                                      35,000
    36,477

----------------------------------------------------------------------------------------------------------------
--------
      GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                              125,000
   127,031

----------------------------------------------------------------------------------------------------------------
--------
      Merrill Lynch & Co., Inc.:
      6.50% Nts., 4/1/01                                                                         100,000
    99,888
      8.25% Debs., 11/18/96                                                                       80,000
    80,064

----------------------------------------------------------------------------------------------------------------
--------
      Norwest Financial, Inc., 6.50% Sr. Nts., 11/15/97                                           35,000
    35,240

----------------------------------------------------------------------------------------------------------------
--------
      Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                                        35,000
    36,397

----------------------------------------------------------------------------------------------------------------
--------
      Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D,
      3/1/99                                                                                     125,000
   130,856

------------------

 1,575,171
----------------------------------------------------------------------------------------------------------------
--------------
INSURANCE - 0.7%

----------------------------------------------------------------------------------------------------------------
--------
      Cigna Corp., 7.90% Nts., 12/14/98                                                          120,000
   123,840

----------------------------------------------------------------------------------------------------------------
--------
      SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                                     125,000
   131,527

----------------------------------------------------------------------------------------------------------------
--------
      Travelers/Aetna Property Casualty Corp., 6.75% Nts.,
      4/15/01                                                                                    110,000
   111,084

------------------

   366,451
----------------------------------------------------------------------------------------------------------------
--------------
INDUSTRIAL - 2.2%
----------------------------------------------------------------------------------------------------------------
--------------
INDUSTRIAL MATERIALS - 0.2%

----------------------------------------------------------------------------------------------------------------
--------
      American Standard, Inc., 10.875% Sr. Nts., 5/15/99                                         100,000
   106,750

18 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                          FACE              MARKET
VALUE
                                                                                          AMOUNT            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
--------------
INDUSTRIAL SERVICES - 0.5%

----------------------------------------------------------------------------------------------------------------
--------
      Beverly Enterprises, Inc., 9% Gtd. Unsec. Bonds, 2/15/06                            $      100,000    $
    99,000

----------------------------------------------------------------------------------------------------------------
--------
      Monarch Marketing Systems, Inc., 12.50% Sr. Nts., 7/1/03                                    50,000
    55,250

----------------------------------------------------------------------------------------------------------------
--------
      Shop Vac Corp., 10.625% Sr. Nts., 9/1/03                               (1)                 125,000
   128,594

------------------

   282,844
----------------------------------------------------------------------------------------------------------------
--------------
MANUFACTURING - 1.0%

----------------------------------------------------------------------------------------------------------------
--------
      Alpine Group, Inc., 12.25% Sr. Nts., 7/15/03                                                37,000
    39,127

----------------------------------------------------------------------------------------------------------------
--------
      Day International Group, Inc., 11.125% Sr. Sub. Nts.,
      Series B, 6/1/05                                                                           100,000
   105,000

----------------------------------------------------------------------------------------------------------------
--------
      Interlake Corp., 12.125% Sr. Sub. Debs., 3/1/02                                            100,000
   104,000

----------------------------------------------------------------------------------------------------------------
--------
      International Wire Group, Inc., 11.75% Sr. Sub. Nts., 6/1/05                               100,000
   106,250

----------------------------------------------------------------------------------------------------------------
--------
      Jordan Industries, Inc., 10.375% Sr. Nts., 8/1/03                                           50,000
    49,500

----------------------------------------------------------------------------------------------------------------
--------
      Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                                           30,000
    30,675

----------------------------------------------------------------------------------------------------------------
--------
      Specialty Equipment Co., 11.375% Sr. Sub. Nts., 12/1/03                                    100,000
   108,000

------------------

   542,552
----------------------------------------------------------------------------------------------------------------
--------------
TRANSPORTATION - 0.5%

----------------------------------------------------------------------------------------------------------------
--------
      Federal Express Corp., 6.25% Nts., 4/15/98                                                 165,000
   165,398

----------------------------------------------------------------------------------------------------------------
--------
      Union Pacific Corp., 7% Nts., 6/15/00                                                      105,000
   107,052

------------------

   272,450
----------------------------------------------------------------------------------------------------------------
--------------
TECHNOLOGY - 3.1%
----------------------------------------------------------------------------------------------------------------
--------------
AEROSPACE/DEFENSE - 0.3%

----------------------------------------------------------------------------------------------------------------
--------
      British Aerospace plc, 8% Debs., 5/27/97                                                    45,000
    45,534

----------------------------------------------------------------------------------------------------------------
--------
      Unisys Corp., 12% Sr. Nts., Series B, 4/15/03                                              100,000
   103,000

------------------

   148,534
----------------------------------------------------------------------------------------------------------------
--------------
COMPUTER HARDWARE - 0.3%

----------------------------------------------------------------------------------------------------------------
--------
      Digital Equipment Corp., 7% Nts., 11/15/97                                                 159,000
   159,727
----------------------------------------------------------------------------------------------------------------
--------------
TELECOMMUNICATIONS-TECHNOLOGY - 2.5%

----------------------------------------------------------------------------------------------------------------
--------
      Allbritton Communications Co., 9.75% Sr. Sub. Debs.,
      Series B, 11/30/07                                                                         100,000
    93,750

----------------------------------------------------------------------------------------------------------------
--------
      American Communications Services, Inc., 0%/13% Sr.
      Disc. Nts., 11/1/05                                                    (2)                 125,000
    71,250

----------------------------------------------------------------------------------------------------------------
--------
      Arch Communications Group, Inc., 0%/10.875% Sr. Disc.
      Nts., 3/15/08                                                          (2)                 150,000
    83,250

----------------------------------------------------------------------------------------------------------------
--------
      CAI Wireless Systems, Inc., 12.25% Sr. Nts., 9/15/02                                       100,000
    98,500

----------------------------------------------------------------------------------------------------------------
--------
      Centennial Cellular Corp., 10.125% Sr. Nts., 5/15/05                                       100,000
    98,750

----------------------------------------------------------------------------------------------------------------
--------
      Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts.,
      Series B, 4/15/03                                                      (2)                 250,000
   142,500

----------------------------------------------------------------------------------------------------------------
--------
      MCI Communications Corp.:
      7.125% Sr. Nts., 1/20/00                                                                   110,000
   112,785
      7.625% Sr. Nts., 11/7/96                                                                    45,000
    45,005

----------------------------------------------------------------------------------------------------------------
--------
      Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                            100,000
    83,500

----------------------------------------------------------------------------------------------------------------
--------
      MFS Communications Co., Inc., 0%/9.375% Sr. Disc. Nts.,
      1/15/04                                                                (2)                 150,000
   128,063

----------------------------------------------------------------------------------------------------------------
--------
      Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts.,
      8/15/04                                                                (2)                 200,000
   127,750

----------------------------------------------------------------------------------------------------------------
--------
      Paging Network, Inc., 10.125% Sr. Sub. Nts., 8/1/07                                        100,000
   100,875

----------------------------------------------------------------------------------------------------------------
--------
      Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11%
      Sr. Nts., 8/15/06                                                                          100,000
   101,750

19 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                          FACE              MARKET
VALUE
                                                                                          AMOUNT            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
--------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)

----------------------------------------------------------------------------------------------------------------
--------
      Teleport Communications Group, Inc.:
      0%/11.125% Sr. Disc. Nts., 7/1/07                                      (2)          $       50,000    $
    32,375
      9.875% Sr. Nts., 7/1/06                                                                     50,000
    51,313

------------------

 1,371,416
----------------------------------------------------------------------------------------------------------------
--------------
UTILITIES - 1.7%
----------------------------------------------------------------------------------------------------------------
--------------
ELECTRIC UTILITIES - 0.2%

----------------------------------------------------------------------------------------------------------------
--------
      Consumers Power Co., 8.75% Mtg. Nts., 2/15/98                                              110,000
   112,983
----------------------------------------------------------------------------------------------------------------
--------------
GAS UTILITIES - 1.0%

----------------------------------------------------------------------------------------------------------------
--------
      El Paso Electric Co., 7.25% First Mtg. Nts., Series A, 2/1/99                               50,000
    50,125

----------------------------------------------------------------------------------------------------------------
--------
      NorAm Energy Corp., 9.875% Nts., 4/15/97                                                   220,000
   223,933

----------------------------------------------------------------------------------------------------------------
--------
      Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                                  180,000
   180,773

----------------------------------------------------------------------------------------------------------------
--------
      Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs.,
      2/1/06                                                                                      75,000
    71,213

------------------

   526,044
----------------------------------------------------------------------------------------------------------------
--------------
TELEPHONE UTILITIES - 0.5%

----------------------------------------------------------------------------------------------------------------
--------
      GTE Corp., 8.85% Debs., 3/1/98                                                              45,000
    46,614

----------------------------------------------------------------------------------------------------------------
--------
      Intermedia Communications, Inc., 13.50% Sr. Nts., Series B,
      6/1/05                                                                                     100,000
   114,250

----------------------------------------------------------------------------------------------------------------
--------
      Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07                   (3)                 100,000
   100,375

------------------

   261,239

------------------

      Total Non-Convertible Corporate Bonds and Notes
      (Cost $15,033,486)
15,150,662

================================================================================================================
==============
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.3%

----------------------------------------------------------------------------------------------------------------
--------
      Barnett Banks, Inc., 8.50% Sub. Exchangeable Nts., 3/1/99                                   40,000
    41,986

----------------------------------------------------------------------------------------------------------------
--------
      IMC Global, Inc., 6.25% Cv. Sub. Debs., 12/1/01                                             90,000
   105,525

------------------

      Total Convertible Corporate Bonds and Notes (Cost $140,597)
   147,511

                                                                                          SHARES
================================================================================================================
==============
COMMON STOCKS - 54.9%
----------------------------------------------------------------------------------------------------------------
--------------
BASIC MATERIALS - 2.1%
----------------------------------------------------------------------------------------------------------------
--------------
CHEMICALS - 1.0%

----------------------------------------------------------------------------------------------------------------
--------
      Cabot Corp.                                                                                    200
     4,825

----------------------------------------------------------------------------------------------------------------
--------
      Daicel Chemical Industries Ltd.                                                             15,000
    75,963

----------------------------------------------------------------------------------------------------------------
--------
      Dexter Corp.                                                                                 4,400
   136,400

----------------------------------------------------------------------------------------------------------------
--------
      Hoechst AG                                                                                   1,500
    56,328

----------------------------------------------------------------------------------------------------------------
--------
      Millenium Chemicals, Inc.                                              (7)                     528
    10,692

----------------------------------------------------------------------------------------------------------------
--------
      Potash Corp. of Saskatchewan, Inc.                                                           1,600
   113,400

----------------------------------------------------------------------------------------------------------------
--------
      Union Carbide Corp.                                                                          3,700
   157,712

------------------

   555,320
----------------------------------------------------------------------------------------------------------------
--------------
GOLD - 0.0%

----------------------------------------------------------------------------------------------------------------
--------
      Normandy Mining Ltd.                                                                        11,618
    15,847
----------------------------------------------------------------------------------------------------------------
--------------
METALS - 0.9%

----------------------------------------------------------------------------------------------------------------
--------
      Carpenter Technology Corp.                                                                   3,200
   104,400

----------------------------------------------------------------------------------------------------------------
--------
      RTZ Corp. plc                                                                                4,000
    64,029

----------------------------------------------------------------------------------------------------------------
--------
      UCAR International, Inc.                                               (7)                   2,000
    78,250

----------------------------------------------------------------------------------------------------------------
--------
      UNR Industries, Inc.                                                                        25,000
   168,750

20 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                                            MARKET
VALUE
                                                                                          SHARES            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
--------------
METALS (CONTINUED)

----------------------------------------------------------------------------------------------------------------
--------
      Western Mining Corp. Holdings Ltd.                                                          10,000    $
    62,887

------------------

   478,316
----------------------------------------------------------------------------------------------------------------
--------------
PAPER - 0.2%

----------------------------------------------------------------------------------------------------------------
--------
      Fort Howard Corp.                                                      (7)                   4,100
   105,062
----------------------------------------------------------------------------------------------------------------
--------------
CONSUMER CYCLICALS - 10.1%
----------------------------------------------------------------------------------------------------------------
--------------
AUTOS & HOUSING - 2.0%

----------------------------------------------------------------------------------------------------------------
--------
      Autoliv AB                                                                                   2,000
    84,879

----------------------------------------------------------------------------------------------------------------
--------
      Autopistas Concesionaria Espanola SA                                                         4,200
    48,268

----------------------------------------------------------------------------------------------------------------
--------
      Black & Decker Corp.                                                                         1,700
    63,537

----------------------------------------------------------------------------------------------------------------
--------
      Bridgestone Corp.                                                                            3,000
    50,642

----------------------------------------------------------------------------------------------------------------
--------
      Camden Property Trust                                                                        4,800
   130,800

----------------------------------------------------------------------------------------------------------------
--------
      Capstone Capital Corp.                                                                       5,900
   127,587

----------------------------------------------------------------------------------------------------------------
--------
      Groupe SEB SA                                                                                  500
   101,308

----------------------------------------------------------------------------------------------------------------
--------
      Health & Retirement Property Trust                                                           6,800
   123,250

----------------------------------------------------------------------------------------------------------------
--------
      Honda Motor Co.                                                                              3,000
    71,743

----------------------------------------------------------------------------------------------------------------
--------
      Lend Lease Corp. Ltd.                                                                        4,500
    76,333

----------------------------------------------------------------------------------------------------------------
--------
      Meditrust Corp.                                                                              3,400
   122,400

----------------------------------------------------------------------------------------------------------------
--------
      Rinnai Corp.                                                                                 3,000
    64,094

----------------------------------------------------------------------------------------------------------------
--------
      United Industrial Corp. Ltd.                                                                70,000
    58,127

------------------

 1,122,968
----------------------------------------------------------------------------------------------------------------
--------------
LEISURE & ENTERTAINMENT - 2.5%

----------------------------------------------------------------------------------------------------------------
--------
      AMR Corp.                                                              (7)                   1,300
   109,200

----------------------------------------------------------------------------------------------------------------
--------
      Atlas Air, Inc.                                                        (7)                   5,000
   184,375

----------------------------------------------------------------------------------------------------------------
--------
      CDL Hotels International Ltd.                                                              180,000
    93,116

----------------------------------------------------------------------------------------------------------------
--------
      Dover Downs Entertainment, Inc.                                        (7)                   3,600
    72,450

----------------------------------------------------------------------------------------------------------------
--------
      Einstein/Noah Bagel Corp.                                              (7)                   2,000
    67,250

----------------------------------------------------------------------------------------------------------------
--------
      EMI Group plc                                                                                3,000
    58,964

----------------------------------------------------------------------------------------------------------------
--------
      Granada Group plc                                                                            5,000
    72,057

----------------------------------------------------------------------------------------------------------------
--------
      Landry's Seafood Restaurants, Inc.                                     (7)                   3,200
    65,600

----------------------------------------------------------------------------------------------------------------
--------
      Northwest Airlines Corp., Cl. A                                        (7)                   1,700
    56,312

----------------------------------------------------------------------------------------------------------------
--------
      Papa John's International, Inc.                                        (7)                   1,750
    87,062

----------------------------------------------------------------------------------------------------------------
--------
      Piccadilly Cafeterias, Inc.                                                                  6,900
    60,375

----------------------------------------------------------------------------------------------------------------
--------
      Regal Cinemas, Inc.                                                    (7)                   5,100
   132,600

----------------------------------------------------------------------------------------------------------------
--------
      Swire Pacific Ltd., Cl. B                                                                   54,500
    76,475

----------------------------------------------------------------------------------------------------------------
--------
      VideoServer, Inc.                                                      (7)                   3,200
   151,600

----------------------------------------------------------------------------------------------------------------
--------
      Wyndham Hotel Corp.                                                    (7)                   4,400
    83,600

------------------

 1,371,036
----------------------------------------------------------------------------------------------------------------
--------------
MEDIA - 1.0%

----------------------------------------------------------------------------------------------------------------
--------
      Elsevier NV                                                                                  4,000
    66,513

----------------------------------------------------------------------------------------------------------------
--------
      Emmis Broadcasting Corp., Cl. A                                        (7)                   2,100
    76,125

----------------------------------------------------------------------------------------------------------------
--------
      Heftel Broadcasting Corp., A Shares                                    (7)                   1,900
    68,875

----------------------------------------------------------------------------------------------------------------
--------
      Reed International plc                                                                       4,500
    83,830

----------------------------------------------------------------------------------------------------------------
--------
      Reuters Holdings plc                                                                         8,000
    99,593

----------------------------------------------------------------------------------------------------------------
--------
      Television Broadcasts Ltd.                                                                  17,000
    59,581

----------------------------------------------------------------------------------------------------------------
--------
      Wolters Kluwer NV                                                                              600
    77,163

------------------

   531,680
----------------------------------------------------------------------------------------------------------------
--------------
RETAIL:  GENERAL - 2.2%

----------------------------------------------------------------------------------------------------------------
--------
      Dollar Tree Stores, Inc.                                               (7)                   2,000
    75,500

21 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                                            MARKET
VALUE
                                                                                          SHARES            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
--------------
RETAIL:  GENERAL (CONTINUED)

----------------------------------------------------------------------------------------------------------------
--------
      Eckerd Corp.                                                           (7)                   3,000    $
    83,250

----------------------------------------------------------------------------------------------------------------
--------
      Federated Department Stores, Inc.                                      (7)                   3,400
   112,200

----------------------------------------------------------------------------------------------------------------
--------
      Marks & Spencer plc                                                                         13,000
   109,233

----------------------------------------------------------------------------------------------------------------
--------
      Nautica Enterprises, Inc.                                              (7)                   5,600
   172,200

----------------------------------------------------------------------------------------------------------------
--------
      North Face, Inc. (The)                                                 (7)                   3,100
    62,775

----------------------------------------------------------------------------------------------------------------
--------
      Price/Costco, Inc.                                                     (7)                   4,900
    97,387

----------------------------------------------------------------------------------------------------------------
--------
      St. John Knits, Inc.                                                                         2,900
   132,675

----------------------------------------------------------------------------------------------------------------
--------
      U.S. Industries, Inc.                                                  (7)                   4,300
   116,100

----------------------------------------------------------------------------------------------------------------
--------
      Wolverine World Wide, Inc.                                                                   4,350
   107,662

----------------------------------------------------------------------------------------------------------------
--------
      Zeneca Group plc                                                                             4,000
   109,038

------------------

 1,178,020
----------------------------------------------------------------------------------------------------------------
--------------
RETAIL:  SPECIALTY - 2.4%

----------------------------------------------------------------------------------------------------------------
--------
      adidas AG                                                                                      480
    40,319

----------------------------------------------------------------------------------------------------------------
--------
      Brown Group, Inc.                                                                            7,300
   150,562

----------------------------------------------------------------------------------------------------------------
--------
      CDW Computer Centers, Inc.                                             (7)                   2,900
   182,519

----------------------------------------------------------------------------------------------------------------
--------
      Cifra SA de CV, Unsponsored ADR, B Shares                              (7)                  45,000
    57,393

----------------------------------------------------------------------------------------------------------------
--------
      Finish Line, Inc., Cl. A                                               (7)                   3,000
   127,500

----------------------------------------------------------------------------------------------------------------
--------
      Jusco Co.                                                                                    2,000
    59,434

----------------------------------------------------------------------------------------------------------------
--------
      Koninklijke Ahold NV                                                                         1,733
   101,166

----------------------------------------------------------------------------------------------------------------
--------
      New England Business Service, Inc.                                                           5,100
    91,800

----------------------------------------------------------------------------------------------------------------
--------
      Next plc                                                                                    10,700
    97,225

----------------------------------------------------------------------------------------------------------------
--------
      Regis Corp. of Minnesota                                                                     4,000
    97,000

----------------------------------------------------------------------------------------------------------------
--------
      Shimamura Co. Ltd.                                                                           2,000
    73,501

----------------------------------------------------------------------------------------------------------------
--------
      Toys 'R' Us, Inc.                                                      (7)                   4,000
   135,500

----------------------------------------------------------------------------------------------------------------
--------
      U.S. Office Products Co.                                               (7)                   4,300
   124,700

------------------

 1,338,619
----------------------------------------------------------------------------------------------------------------
--------------
CONSUMER NON-CYCLICALS - 7.9%
----------------------------------------------------------------------------------------------------------------
--------------
BEVERAGES - 0.6%

----------------------------------------------------------------------------------------------------------------
--------
      Anheuser-Busch Cos., Inc.                                                                    6,600
   254,100

----------------------------------------------------------------------------------------------------------------
--------
      Embotelladora Andina SA, Sponsored ADR                                                       2,200
    75,900

   330,000
----------------------------------------------------------------------------------------------------------------
--------------
EDUCATION - 0.3%

----------------------------------------------------------------------------------------------------------------
--------
      ITT Educational Services, Inc.                                         (7)                   2,000
    72,750

----------------------------------------------------------------------------------------------------------------
--------
      Learning Tree International, Inc.                                      (7)                   2,400
   101,400

------------------

   174,150
----------------------------------------------------------------------------------------------------------------
--------------
FOOD - 1.4%

----------------------------------------------------------------------------------------------------------------
--------
      American Stores Co.                                                                          3,400
   140,675

----------------------------------------------------------------------------------------------------------------
--------
      Archer-Daniels-Midland Co.                                                                   5,460
   118,755

----------------------------------------------------------------------------------------------------------------
--------
      Carrefour Supermarche SA                                                                       160
    88,861

----------------------------------------------------------------------------------------------------------------
--------
      Danisco AS                                                                                   1,250
    71,623

----------------------------------------------------------------------------------------------------------------
--------
      Dole Food Co.                                                                                2,300
    89,700

----------------------------------------------------------------------------------------------------------------
--------
      Kroger Co.                                                             (7)                   2,800
   124,950

----------------------------------------------------------------------------------------------------------------
--------
      William Morrison Supermarkets plc                                                           40,000
   104,218

------------------

   738,782
----------------------------------------------------------------------------------------------------------------
--------------
HEALTHCARE/DRUGS - 2.3%

----------------------------------------------------------------------------------------------------------------
--------
      Astra AB Free, Series A                                                                      1,500
    68,907

----------------------------------------------------------------------------------------------------------------
--------
      Bristol-Myers Squibb Co.                                                                     2,800
   296,100

----------------------------------------------------------------------------------------------------------------
--------
      Ciba-Geigy AG                                                                                  100
   122,743

----------------------------------------------------------------------------------------------------------------
--------
      Clintrials Research, Inc.                                              (7)                   2,600
    96,525

22 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                                            MARKET
VALUE
                                                                                          SHARES            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
--------------
HEALTHCARE/DRUGS (CONTINUED)

----------------------------------------------------------------------------------------------------------------
--------
      Dura Pharmaceuticals, Inc.                                             (7)                   2,800    $
    96,600

----------------------------------------------------------------------------------------------------------------
--------
      Glaxo Wellcome plc, Sponsored ADR                                                            3,800
   119,700

----------------------------------------------------------------------------------------------------------------
--------
      Jones Medical Industries, Inc.                                                               2,450
   106,575

----------------------------------------------------------------------------------------------------------------
--------
      Medicis Pharmaceutical Corp., Cl. A                                    (7)                   1,800
    90,450

----------------------------------------------------------------------------------------------------------------
--------
      Sandoz AG                                                                                      100
   115,175

----------------------------------------------------------------------------------------------------------------
--------
      Schering AG                                                                                  1,000
    80,111

----------------------------------------------------------------------------------------------------------------
--------
      Takeda Chemical Industries Ltd.                                                              5,000
    85,722

------------------

 1,278,608
----------------------------------------------------------------------------------------------------------------
--------------
HEALTHCARE/SUPPLIES & SERVICES - 2.4%

----------------------------------------------------------------------------------------------------------------
--------
      CNS, Inc.                                                              (7)                   3,800
    64,600

----------------------------------------------------------------------------------------------------------------
--------
      Columbia/HCA Healthcare Corp.                                                                2,550
    91,162

----------------------------------------------------------------------------------------------------------------
--------
      Compdent Corp.                                                         (7)                   2,200
    75,625

----------------------------------------------------------------------------------------------------------------
--------
      Luxottica Group SpA, Sponsored ADR                                                           1,000
    63,500

----------------------------------------------------------------------------------------------------------------
--------
      National Surgery Centers, Inc.                                         (7)                   2,400
    64,800

----------------------------------------------------------------------------------------------------------------
--------
      OrNda Healthcorp                                                       (7)                   4,100
   111,725

----------------------------------------------------------------------------------------------------------------
--------
      Orthodontic Centers of America, Inc.                                   (7)                   4,200
    60,375

----------------------------------------------------------------------------------------------------------------
--------
      Pediatrix Medical Group, Inc.                                          (7)                   3,300
   129,937

----------------------------------------------------------------------------------------------------------------
--------
      Physician Sales & Service, Inc.                                        (7)                   5,300
   112,625

----------------------------------------------------------------------------------------------------------------
--------
      Renal Treatment Centers, Inc.                                          (7)                   3,800
   101,650

----------------------------------------------------------------------------------------------------------------
--------
      Rural/Metro Corp.                                                      (7)                   3,000
   109,500

----------------------------------------------------------------------------------------------------------------
--------
      SmithKline Beecham plc                                                                      13,447
   166,089

----------------------------------------------------------------------------------------------------------------
--------
      Total Renal Care Holdings, Inc.                                        (7)                   3,000
   117,000

----------------------------------------------------------------------------------------------------------------
--------
      Veterinary Centers of America, Inc.                                    (7)                   2,300
    42,262

------------------

 1,310,850
----------------------------------------------------------------------------------------------------------------
--------------
HOUSEHOLD GOODS - 0.8%

----------------------------------------------------------------------------------------------------------------
--------
      Blyth Industries, Inc.                                                 (7)                   3,600
   139,950

----------------------------------------------------------------------------------------------------------------
--------
      L'OREAL                                                                                        250
    84,717

----------------------------------------------------------------------------------------------------------------
--------
      Premark International, Inc.                                                                  5,600
   116,900

----------------------------------------------------------------------------------------------------------------
--------
      Tupperware Corp.                                                                             2,100
   107,887

------------------

   449,454
----------------------------------------------------------------------------------------------------------------
--------------
TOBACCO - 0.1%

----------------------------------------------------------------------------------------------------------------
--------
      Imperial Tobacco Group plc, ADR                                        (7)                   1,850
    21,600

----------------------------------------------------------------------------------------------------------------
--------
      PT Gudang Garam                                                                              9,000
    35,946

------------------

    57,546
----------------------------------------------------------------------------------------------------------------
--------------
ENERGY - 2.6%
----------------------------------------------------------------------------------------------------------------
--------------
ENERGY SERVICES & PRODUCERS - 0.2%

----------------------------------------------------------------------------------------------------------------
--------
      Input/Output, Inc.                                                     (7)                   3,300
    98,175
----------------------------------------------------------------------------------------------------------------
--------------
OIL-INTEGRATED - 2.4%

----------------------------------------------------------------------------------------------------------------
--------
      Amoco Corp.                                                                                  2,700
   204,525

----------------------------------------------------------------------------------------------------------------
--------
      Atlantic Richfield Co.                                                                       1,300
   172,250

----------------------------------------------------------------------------------------------------------------
--------
      Chevron Corp.                                                                                5,600
   368,200

----------------------------------------------------------------------------------------------------------------
--------
      Exxon Corp.                                                                                  1,600
   141,800

----------------------------------------------------------------------------------------------------------------
--------
      Mobil Corp.                                                                                  2,500
   291,875

----------------------------------------------------------------------------------------------------------------
--------
      Total SA, B Shares                                                                           1,641
   128,467

------------------

 1,307,117
----------------------------------------------------------------------------------------------------------------
--------------
FINANCIAL - 5.8%
----------------------------------------------------------------------------------------------------------------
--------------
BANKS - 2.9%

----------------------------------------------------------------------------------------------------------------
--------
      Banco Bradesco SA, Preference                                                            9,210,438
    79,339

----------------------------------------------------------------------------------------------------------------
--------
      Banco Popular Espanol SA                                                                       400
    76,533

23 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                                            MARKET
VALUE
                                                                                          SHARES            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
--------------
BANKS (CONTINUED)

----------------------------------------------------------------------------------------------------------------
--------
      Bangkok Bank Public Co. Ltd.                                                                 4,000    $
    42,658

----------------------------------------------------------------------------------------------------------------
--------
      Bank of Boston Corp.                                                                         5,600
   358,400

----------------------------------------------------------------------------------------------------------------
--------
      BankAmerica Corp.                                                                            4,100
   375,150

----------------------------------------------------------------------------------------------------------------
--------
      Chase Manhattan Corp. (New)                                                                    700
    60,025

----------------------------------------------------------------------------------------------------------------
--------
      HSBC Holdings plc                                                                            2,000
    40,738

----------------------------------------------------------------------------------------------------------------
--------
      Malayan Banking Berhad                                                                       8,000
    79,156

----------------------------------------------------------------------------------------------------------------
--------
      NationsBank Corp.                                                                            2,100
   197,925

----------------------------------------------------------------------------------------------------------------
--------
      PNC Bank Corp.                                                                               7,300
   264,625

----------------------------------------------------------------------------------------------------------------
--------
      Thai Farmers Bank Public Co. Ltd.                                                            4,500
    34,405

------------------

 1,608,954
----------------------------------------------------------------------------------------------------------------
--------------
DIVERSIFIED FINANCIAL - 1.6%

----------------------------------------------------------------------------------------------------------------
--------
      Amresco, Inc.                                                          (7)                   4,900
   103,512

----------------------------------------------------------------------------------------------------------------
--------
      Crescent Real Estate Equities, Inc.                                                          3,100
   129,425

----------------------------------------------------------------------------------------------------------------
--------
      First Pacific Co. Ltd.                                                                      46,000
    63,357

----------------------------------------------------------------------------------------------------------------
--------
      Haw Par Brothers International Ltd.                                                         30,000
    60,895

----------------------------------------------------------------------------------------------------------------
--------
      ING Groep NV                                                                                 2,552
    79,604

----------------------------------------------------------------------------------------------------------------
--------
      Nichiei Co. Ltd.                                                                             1,300
    86,636

----------------------------------------------------------------------------------------------------------------
--------
      Oxford Resources Corp., Cl. A                                          (7)                   2,800
    71,400

----------------------------------------------------------------------------------------------------------------
--------
      Perlis Plantations Berhad                                                                   20,000
    57,388

----------------------------------------------------------------------------------------------------------------
--------
      Salomon, Inc.                                                                                2,900
   130,862

----------------------------------------------------------------------------------------------------------------
--------
      Sirrom Capital Corp.                                                                         2,800
   102,200

------------------

   885,279
----------------------------------------------------------------------------------------------------------------
--------------
INSURANCE - 1.3%

----------------------------------------------------------------------------------------------------------------
--------
      AFLAC, Inc.                                                                                  3,100
   124,387

----------------------------------------------------------------------------------------------------------------
--------
      AXA SA                                                                                       1,714
   107,137

----------------------------------------------------------------------------------------------------------------
--------
      General Re Corp.                                                                               500
    73,625

----------------------------------------------------------------------------------------------------------------
--------
      Hartford Steam Boiler Inspection & Insurance Co.                                             2,700
   116,437

----------------------------------------------------------------------------------------------------------------
--------
      HCC Insurance Holdings, Inc.                                                                 2,550
    65,025

----------------------------------------------------------------------------------------------------------------
--------
      Sumitomo Marine & Fire Insurance Co.                                                        14,000
   100,440

----------------------------------------------------------------------------------------------------------------
--------
      Travelers/Aetna Property Casualty Corp., Cl. A                                               4,100
   123,000

------------------

   710,051
----------------------------------------------------------------------------------------------------------------
--------------
INDUSTRIAL - 7.7%
----------------------------------------------------------------------------------------------------------------
--------------
ELECTRICAL EQUIPMENT - 0.4%

----------------------------------------------------------------------------------------------------------------
--------
      ABB AG                                                                                          65
    80,039

----------------------------------------------------------------------------------------------------------------
--------
      Johnson Electric Holdings Ltd.                                                              35,000
    76,497

----------------------------------------------------------------------------------------------------------------
--------
      Mabuchi Motor Co.                                                                              800
    40,795

------------------

   197,331
----------------------------------------------------------------------------------------------------------------
--------------
INDUSTRIAL MATERIALS - 0.1%

----------------------------------------------------------------------------------------------------------------
--------
      Cie de Saint Gobain                                                                            250
    33,769

----------------------------------------------------------------------------------------------------------------
--------
      THK Co. Ltd.                                                                                 2,000
    31,124

------------------

    64,893
----------------------------------------------------------------------------------------------------------------
--------------
INDUSTRIAL SERVICES - 2.8%

----------------------------------------------------------------------------------------------------------------
--------
      Alternative Resources Corp.                                            (7)                   2,900
    58,362

----------------------------------------------------------------------------------------------------------------
--------
      CIBER, Inc.                                                            (7)                   3,600
   127,800

----------------------------------------------------------------------------------------------------------------
--------
      Corestaff, Inc.                                                        (7)                   5,600
   142,800

----------------------------------------------------------------------------------------------------------------
--------
      Corrections Corp. of America                                           (7)                   5,400
   140,400

----------------------------------------------------------------------------------------------------------------
--------
      HA-LO Industries, Inc.                                                 (7)                     400
    12,400

----------------------------------------------------------------------------------------------------------------
--------
      Kurita Water Industries Ltd.                                                                 5,000
   100,668

----------------------------------------------------------------------------------------------------------------
--------
      NGK Spark Plug Co.                                                                           6,000
    61,720

24 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                                            MARKET
VALUE
                                                                                          SHARES            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
--------------
INDUSTRIAL SERVICES (CONTINUED)

----------------------------------------------------------------------------------------------------------------
--------
      Precision Response Corp.                                               (7)                   1,600    $
    57,200

----------------------------------------------------------------------------------------------------------------
--------
      SGS Societe Generale de Surveillance Holding SA, Series B                                       30
    67,875

----------------------------------------------------------------------------------------------------------------
--------
      SITEL Corp.                                                            (7)                   7,000
   138,250

----------------------------------------------------------------------------------------------------------------
--------
      Southcorp Holdings Ltd.                                                                     29,000
    88,311

----------------------------------------------------------------------------------------------------------------
--------
      Tetra Tech, Inc.                                                       (7)                   5,000
   111,250

----------------------------------------------------------------------------------------------------------------
--------
      Transaction Systems Architects, Inc., Cl. A                            (7)                   4,000
   166,000

----------------------------------------------------------------------------------------------------------------
--------
      United Waste Systems, Inc.                                             (7)                   6,800
   233,750

------------------

 1,506,786
----------------------------------------------------------------------------------------------------------------
--------------
MANUFACTURING - 3.6%

----------------------------------------------------------------------------------------------------------------
--------
      AGCO Corp.                                                                                   4,200
   106,575

----------------------------------------------------------------------------------------------------------------
--------
      Bic Corp.                                                                                      700
   105,105

----------------------------------------------------------------------------------------------------------------
--------
      Canon Sales Co., Inc.                                                                        3,000
    76,226

----------------------------------------------------------------------------------------------------------------
--------
      Case Corp.                                                                                   2,600
   120,900

----------------------------------------------------------------------------------------------------------------
--------
      Chicago Miniature Lamp, Inc.                                           (7)                   3,200
    95,200

----------------------------------------------------------------------------------------------------------------
--------
      Deere & Co.                                                                                  2,600
   108,550

----------------------------------------------------------------------------------------------------------------
--------
      General Signal Corp.                                                                         2,800
   114,100

----------------------------------------------------------------------------------------------------------------
--------
      Hanson plc, ADR                                                                              7,400
    47,175

----------------------------------------------------------------------------------------------------------------
--------
      Hutchison Whampoa Ltd.                                                                      10,000
    69,837

----------------------------------------------------------------------------------------------------------------
--------
      Ingersoll-Rand Co.                                                                           2,900
   120,713

----------------------------------------------------------------------------------------------------------------
--------
      Komatsu Ltd.                                                                                 7,000
    57,359

----------------------------------------------------------------------------------------------------------------
--------
      Mannesmann AG                                                                                  195
    75,796

----------------------------------------------------------------------------------------------------------------
--------
      Mark IV Industries, Inc.                                                                     2,310
    49,954

----------------------------------------------------------------------------------------------------------------
--------
      Mitsubishi Heavy Industries Ltd.                                                             7,000
    53,851

----------------------------------------------------------------------------------------------------------------
--------
      Nippon Electric Glass Co. Ltd.                                                               1,000
    15,298

----------------------------------------------------------------------------------------------------------------
--------
      NSK Ltd.                                                                                     7,000
    46,404

----------------------------------------------------------------------------------------------------------------
--------
      Shinmaywa Industries Ltd.                                                                    6,000
    51,961

----------------------------------------------------------------------------------------------------------------
--------
      Sidel SA                                                                                     1,200
    80,130

----------------------------------------------------------------------------------------------------------------
--------
      SMC Corp.                                                                                      500
    32,442

----------------------------------------------------------------------------------------------------------------
--------
      Sophus Berendsen AS, Series B                                                                  605
    74,745

----------------------------------------------------------------------------------------------------------------
--------
      Textron, Inc.                                                                                2,100
   186,375

----------------------------------------------------------------------------------------------------------------
--------
      Tyco International Ltd.                                                                      2,800
   138,950

----------------------------------------------------------------------------------------------------------------
--------
      U.S. Filter Corp.                                                      (7)                   4,750
   163,875

------------------

 1,991,521
----------------------------------------------------------------------------------------------------------------
--------------
TRANSPORTATION - 0.8%

----------------------------------------------------------------------------------------------------------------
--------
      Brambles Industries Ltd.                                                                     5,000
    82,871

----------------------------------------------------------------------------------------------------------------
--------
      Hays plc                                                                                    13,000
   109,021

----------------------------------------------------------------------------------------------------------------
--------
      PACCAR, Inc.                                                                                   600
    33,450

----------------------------------------------------------------------------------------------------------------
--------
      Union Pacific Corp.                                                                          1,500
    84,188

----------------------------------------------------------------------------------------------------------------
--------
      Wisconsin Central Transportation Corp.                                 (7)                   3,600
   129,600

------------------

   439,130
----------------------------------------------------------------------------------------------------------------
--------------
TECHNOLOGY - 12.5%
----------------------------------------------------------------------------------------------------------------
--------------
AEROSPACE/DEFENSE - 2.5%

----------------------------------------------------------------------------------------------------------------
--------
      General Dynamics Corp.                                                                       4,600
   315,675

----------------------------------------------------------------------------------------------------------------
--------
      Goodrich (B.F.) Co.                                                                          5,800
   245,775

----------------------------------------------------------------------------------------------------------------
--------
      Lockheed Martin Corp.                                                                        2,900
   259,913

----------------------------------------------------------------------------------------------------------------
--------
      McDonnell Douglas Corp.                                                                      2,600
   141,700

----------------------------------------------------------------------------------------------------------------
--------
      Rockwell International Corp.                                                                 3,900
   214,500

----------------------------------------------------------------------------------------------------------------
--------
      TRW, Inc.                                                                                    2,400
   217,200

------------------

 1,394,763

25 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                                            MARKET
VALUE
                                                                                          SHARES            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
--------------
COMPUTER HARDWARE - 1.2%

----------------------------------------------------------------------------------------------------------------
--------
      Canon, Inc.                                                                                  5,000    $
    95,833

----------------------------------------------------------------------------------------------------------------
--------
      Citrix Systems, Inc.                                                   (7)                   2,200
   121,550

----------------------------------------------------------------------------------------------------------------
--------
      Dell Computer Corp.                                                    (7)                   1,200
    97,650

----------------------------------------------------------------------------------------------------------------
--------
      Gateway 2000, Inc.                                                     (7)                   1,000
    47,063

----------------------------------------------------------------------------------------------------------------
--------
      Henry (Jack) & Associates, Inc.                                                              1,400
    56,525

----------------------------------------------------------------------------------------------------------------
--------
      Network Appliance, Inc.                                                (7)                   2,100
    73,500

----------------------------------------------------------------------------------------------------------------
--------
      Storage Technology Corp. (New)                                         (7)                   3,600
   153,450

------------------

   645,571
----------------------------------------------------------------------------------------------------------------
--------------
COMPUTER SOFTWARE - 4.7%

----------------------------------------------------------------------------------------------------------------
--------
      Applix, Inc.                                                           (7)                   2,900
    70,325

----------------------------------------------------------------------------------------------------------------
--------
      Cambridge Technology Partners, Inc.                                    (7)                   5,400
   178,200

----------------------------------------------------------------------------------------------------------------
--------
      Computer Horizons Corp.                                                (7)                   3,900
   120,900

----------------------------------------------------------------------------------------------------------------
--------
      Cooper & Chyan Technology, Inc.                                        (7)                     900
    27,563

----------------------------------------------------------------------------------------------------------------
--------
      Dendrite International, Inc.                                           (7)                   3,100
    82,538

----------------------------------------------------------------------------------------------------------------
--------
      Electronics for Imaging, Inc.                                          (7)                   2,100
   151,200

----------------------------------------------------------------------------------------------------------------
--------
      EPIC Design Technology, Inc.                                           (7)                   3,100
    75,950

----------------------------------------------------------------------------------------------------------------
--------
      Inso Corp.                                                             (7)                   1,900
    93,575

----------------------------------------------------------------------------------------------------------------
--------
      JDA Software Group, Inc.                                               (7)                   2,300
    79,063

----------------------------------------------------------------------------------------------------------------
--------
      McAfee Associates, Inc.                                                (7)                   1,612
    73,346

----------------------------------------------------------------------------------------------------------------
--------
      Medic Computer Systems, Inc.                                           (7)                   1,800
    50,850

----------------------------------------------------------------------------------------------------------------
--------
      MetaTools, Inc.                                                        (7)                   2,900
    55,825

----------------------------------------------------------------------------------------------------------------
--------
      National Data Corp.                                                                          1,400
    57,575

----------------------------------------------------------------------------------------------------------------
--------
      NOVA Corp.                                                             (7)                   2,100
    45,675

----------------------------------------------------------------------------------------------------------------
--------
      Pegasystems, Inc.                                                      (7)                   3,000
    90,375

----------------------------------------------------------------------------------------------------------------
--------
      Project Software & Development, Inc.                                   (7)                   4,000
   136,000

----------------------------------------------------------------------------------------------------------------
--------
      Rational Software Corp.                                                (7)                   6,400
   245,600

----------------------------------------------------------------------------------------------------------------
--------
      Remedy Corp.                                                           (7)                   2,800
   136,500

----------------------------------------------------------------------------------------------------------------
--------
      SAP AG, Preference                                                                             400
    53,706

----------------------------------------------------------------------------------------------------------------
--------
      Sapient Corp.                                                          (7)                   1,900
    87,875

----------------------------------------------------------------------------------------------------------------
--------
      Scopus Technology, Inc.                                                (7)                   2,500
    96,250

----------------------------------------------------------------------------------------------------------------
--------
      Security Dynamics Technologies, Inc.                                   (7)                   1,300
   105,625

----------------------------------------------------------------------------------------------------------------
--------
      Technology Solutions Co.                                               (7)                   1,200
    46,650

----------------------------------------------------------------------------------------------------------------
--------
      Verilink Corp.                                                         (7)                   2,900
   104,400

----------------------------------------------------------------------------------------------------------------
--------
      Veritas Software Corp.                                                 (7)                   2,700
   136,350

----------------------------------------------------------------------------------------------------------------
--------
      Viasoft, Inc.                                                          (7)                     300
    14,775

----------------------------------------------------------------------------------------------------------------
--------
      Visio Corp.                                                            (7)                   2,100
    96,863

----------------------------------------------------------------------------------------------------------------
--------
      Wind River Systems                                                     (7)                   1,900
    80,750

------------------

 2,594,304
----------------------------------------------------------------------------------------------------------------
--------------
ELECTRONICS - 2.0%

----------------------------------------------------------------------------------------------------------------
--------
      Atmel Corp.                                                            (7)                     300
     7,613

----------------------------------------------------------------------------------------------------------------
--------
      Bowthorpe plc                                                                               11,000
    84,367

----------------------------------------------------------------------------------------------------------------
--------
      Electrocomponents plc                                                                       15,000
   101,246

----------------------------------------------------------------------------------------------------------------
--------
      Getronics NV                                                                                 2,400
    59,013

----------------------------------------------------------------------------------------------------------------
--------
      Intel Corp.                                                                                  1,000
   109,875

----------------------------------------------------------------------------------------------------------------
--------
      Keyence Corp.                                                                                  600
    69,632

----------------------------------------------------------------------------------------------------------------
--------
      Kyocera Corp.                                                                                1,000
    66,028

----------------------------------------------------------------------------------------------------------------
--------
      Matsushita Electric Industrial Co.                                                           4,000
    64,006

----------------------------------------------------------------------------------------------------------------
--------
      Matsushita Electric Works Ltd.                                                               5,000
    48,356

----------------------------------------------------------------------------------------------------------------
--------
      Nitto Denko Corp.                                                                            5,000
    74,292

26 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                                            MARKET
VALUE
                                                                                          SHARES            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
--------------
ELECTRONICS (CONTINUED)

----------------------------------------------------------------------------------------------------------------
--------
      Samsung Electronics Co., Sponsored GDR                                 (1)                   2,400    $
    51,600

----------------------------------------------------------------------------------------------------------------
--------
      Sony Corp.                                                                                   1,500
    90,074

----------------------------------------------------------------------------------------------------------------
--------
      Supertex, Inc.                                                         (7)                   2,600
    58,500

----------------------------------------------------------------------------------------------------------------
--------
      TDK Corp.                                                                                    1,000
    58,730

----------------------------------------------------------------------------------------------------------------
--------
      Waters Corp.                                                           (7)                   4,000
   124,000

------------------

 1,067,332
----------------------------------------------------------------------------------------------------------------
--------------
TELECOMMUNICATIONS-TECHNOLOGY - 2.1%

----------------------------------------------------------------------------------------------------------------
--------
      Allen Group, Inc.                                                      (7)                   2,000
    31,750

----------------------------------------------------------------------------------------------------------------
--------
      Aspect Telecommunications Corp.                                        (7)                   3,200
   190,400

----------------------------------------------------------------------------------------------------------------
--------
      Cable Design Technologies Corp.                                        (7)                   2,950
    76,700

----------------------------------------------------------------------------------------------------------------
--------
      Comverse Technology, Inc.                                              (7)                   4,300
   150,500

----------------------------------------------------------------------------------------------------------------
--------
      DSP Communications, Inc.                                               (7)                   4,400
   167,200

----------------------------------------------------------------------------------------------------------------
--------
      L.M. Ericsson Telephone Co., Cl. B, ADR                                                      3,520
    97,240

----------------------------------------------------------------------------------------------------------------
--------
      Premisys Communications, Inc.                                          (7)                   1,600
    80,000

----------------------------------------------------------------------------------------------------------------
--------
      Telecom Corp. of New Zealand Ltd.                                                           25,000
   129,976

----------------------------------------------------------------------------------------------------------------
--------
      Telecom Italia Mobile SpA                                                                   19,000
    39,282

----------------------------------------------------------------------------------------------------------------
--------
      Vitesse Semiconductor Corp.                                            (7)                   2,900
    92,438

----------------------------------------------------------------------------------------------------------------
--------
      Vodafone Group plc                                                                          28,000
   108,289

------------------

 1,163,775
----------------------------------------------------------------------------------------------------------------
--------------
UTILITIES - 6.2%
----------------------------------------------------------------------------------------------------------------
--------------
ELECTRIC UTILITIES - 2.6%

----------------------------------------------------------------------------------------------------------------
--------
      American Electric Power Co., Inc.                                                            4,600
   190,900

----------------------------------------------------------------------------------------------------------------
--------
      CalEnergy, Inc.                                                        (7)                   2,400
    69,600

----------------------------------------------------------------------------------------------------------------
--------
      Entergy Corp.                                                                                8,400
   235,200

----------------------------------------------------------------------------------------------------------------
--------
      FPL Group, Inc.                                                                              5,300
   243,800

----------------------------------------------------------------------------------------------------------------
--------
      Illinova Corp.                                                                               4,000
   109,000

----------------------------------------------------------------------------------------------------------------
--------
      Kansas City Power & Light Co.                                                                5,000
   137,500

----------------------------------------------------------------------------------------------------------------
--------
      Texas Utilities Co.                                                                          5,100
   206,550

----------------------------------------------------------------------------------------------------------------
--------
      Veba AG                                                                                      2,000
   106,502

----------------------------------------------------------------------------------------------------------------
--------
      Western Resources, Inc.                                                                      4,100
   123,000

------------------

 1,422,052
----------------------------------------------------------------------------------------------------------------
--------------
GAS UTILITIES - 2.5%

----------------------------------------------------------------------------------------------------------------
--------
      Columbia Gas System, Inc. (The)                                                              3,800
   230,850

----------------------------------------------------------------------------------------------------------------
--------
      El Paso Natural Gas Co.                                                                      4,100
   198,850

----------------------------------------------------------------------------------------------------------------
--------
      Hong Kong & China Gas Co. Ltd.                                                              39,600
    69,651

----------------------------------------------------------------------------------------------------------------
--------
      National Fuel Gas Co.                                                                        4,100
   152,725

----------------------------------------------------------------------------------------------------------------
--------
      PanEnergy Corp.                                                                             10,900
   419,650

----------------------------------------------------------------------------------------------------------------
--------
      Questar Corp.                                                                                5,700
   205,200

----------------------------------------------------------------------------------------------------------------
--------
      RWE AG, Preference                                                                           1,850
    62,341

------------------

 1,339,267
----------------------------------------------------------------------------------------------------------------
--------------
TELEPHONE UTILITIES - 1.1%

----------------------------------------------------------------------------------------------------------------
--------
      Ameritech Corp.                                                                              2,200
   120,450

----------------------------------------------------------------------------------------------------------------
--------
      DDI Corp.                                                                                       13
    97,723

----------------------------------------------------------------------------------------------------------------
--------
      GTE Corp.                                                                                    5,600
   235,900

----------------------------------------------------------------------------------------------------------------
--------
      NYNEX Corp.                                                                                  2,800
   124,600

----------------------------------------------------------------------------------------------------------------
--------
      Telefonica de Espana, ADS                                                                    2,000
    40,165

------------------

   618,838

------------------

      Total Common Stocks (Cost $24,873,763)
30,091,397

27 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Balanced Fund


                                                                                                            MARKET
VALUE
                                                                                          SHARES            SEE NOTE
1
================================================================================================================
==============
PREFERRED STOCKS - 0.3%
----------------------------------------------------------------------------------------------------------------
--------------
      Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg.                                               1,200    $
   138,000

----------------------------------------------------------------------------------------------------------------
--------
      Renong Berhad, 4% Irredeemable Cv. Unsec. Loan Stocks                  (7)                   4,400
     1,611

------------------

      Total Preferred Stocks (Cost $116,561)
   139,611

                                                                                          UNITS
================================================================================================================
==============
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
----------------------------------------------------------------------------------------------------------------
--------------
      Haw Par Brothers International Ltd. Wts., Exp. 3/01                                          3,000
     2,512

----------------------------------------------------------------------------------------------------------------
--------
      Hong Kong & China Gas Co. Ltd. Wts., Exp. 9/97                                               3,300
     1,216

----------------------------------------------------------------------------------------------------------------
--------
      Hyperion Telecommunications, Inc. Wts., Exp. 4/01                      (3)                     250
    11,250

----------------------------------------------------------------------------------------------------------------
--------
      Intermedia Communications, Inc. Wts., Exp. 6/00                        (3)                     100
     5,000

----------------------------------------------------------------------------------------------------------------
--------
      Renong Berhad Wts., Exp. 2/97                                                                2,750
       229

----------------------------------------------------------------------------------------------------------------
--------
      Thai Farmers Bank Public Co. Ltd. Wts., Exp. 9/02                      (3)                     562
       --

------------------

      Total Rights, Warrants and Certificates (Cost $4,043)
    20,207

                                                                                          FACE
                                                                                          AMOUNT
================================================================================================================
==============
REPURCHASE AGREEMENT - 7.4%
----------------------------------------------------------------------------------------------------------------
--------------
      Repurchase agreement with State Street Bank and Trust Co.,
      4.50%, dated 10/31/96, to be repurchased at $4,048,506 on
      11/1/96, collateralized by U.S. Treasury Nts., 6.25%-7.75%,
      6/30/98-2/15/01, with a value of $4,180,608 (Cost $4,048,000)                       $    4,048,000
 4,048,000

----------------------------------------------------------------------------------------------------------------
--------
      TOTAL INVESTMENTS, AT VALUE (COST $48,787,124)                                                99.0%
54,254,328

----------------------------------------------------------------------------------------------------------------
--------
      OTHER ASSETS NET OF LIABILITIES                                                                1.0
   571,013
                                                                                           ---------------
-----------------
      NET ASSETS                                                                                   100.0%    $
54,825,341
                                                                                           ===============
=================

      1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $631,631 or 1.15% of the Fund's net assets, at October 31, 1996.

      2. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

      3. Identifies issues considered to be illiquid. These securities amount to $243,500 or 0.44% of the Fund's net assets, at October 31, 1996.

      4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

      5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

      6. Represents the current interest rate for a variable rate security. For credit sensitive notes, the interest rate is dependent on the credit rating of the issuer.

      7.  Non-income producing security.

      See accompanying Notes to Financial Statements.


28 Oppenheimer LifeSpan Funds

      STATEMENT OF INVESTMENTS October 31, 1996
      Oppenheimer LifeSpan Growth Fund

                                                                                    FACE              MARKET VALUE
                                                                                    AMOUNT            SEE NOTE 1
================================================================================================================
=======
MORTGAGE-BACKED OBLIGATIONS - 1.5%
----------------------------------------------------------------------------------------------------------------
-------
GOVERNMENT AGENCY - 1.4%
----------------------------------------------------------------------------------------------------------------
-------
      Federal Home Loan Mortgage Corp.:
      Gtd. Multiclass Mtg. Participation Certificates, 6%, 3/1/09                   $     28,330      $
27,563
      Gtd. Multiclass Mtg. Participation Certificates, Series 1574,
      Cl. PD, 5.50%, 3/15/13                                                             100,000
99,500
      Series 1843, Cl. VB, 7%, 4/15/03                                                    20,000
20,194
      Series 1849, Cl. VA, 6%, 12/15/10                                                   28,422
27,969

-----------------------------------------------------------------------------------------------------------------
      Federal National Mortgage Assn.:
      6%, 12/1/03                                                                         56,930
55,941
      6.50%, 4/1/26                                                                       49,374
47,244
      7%, 4/1/00                                                                          98,234
99,019
      Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
      Investment Conduit Pass-Through Certificates, Series 1993-
      181, Cl, C, 5.40%, 10/25/02                                                        100,000
99,250
      Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
      Investment Conduit Pass-Through Certificates, Series 1993-
      190, Cl, Z, 5.85%, 7/25/08                                                          47,598
46,922
      Series 1994-13, Cl. B, 6.50%, 2/25/09                                              100,000
96,281

-----------------

619,883
----------------------------------------------------------------------------------------------------------------
-------
PRIVATE - 0.1%
----------------------------------------------------------------------------------------------------------------
-------
      GE Capital Mortgage Securities, Inc., Series-HE2, Cl. A3,
      7.30%, 3/25/12                                                                      50,000
50,680

-----------------------------------------------------------------------------------------------------------------
      Olympic Automobile Receivables Trust, Series 1996-A,
      Cl. A4, 5.85%, 7/15/01                                                              15,000
14,901

-----------------

65,581

-----------------

      Total Mortgage-Backed Obligations (Cost $679,852)
685,464

================================================================================================================
=======
U.S. GOVERNMENT OBLIGATIONS - 4.7%
----------------------------------------------------------------------------------------------------------------
-------
      U.S. Treasury Bonds, 7.50%, 11/15/16                                               890,000
962,869

-----------------------------------------------------------------------------------------------------------------
      U.S. Treasury Nts.:
      6.75%, 6/30/99                                                                     310,000
316,490
      7.25%, 8/15/04                                                                     390,000
411,815
      7.50%, 11/15/01                                                                    475,000
502,999

-----------------

      Total U.S. Government Obligations (Cost $2,144,044)
2,194,173

================================================================================================================
=======
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 12.4%
----------------------------------------------------------------------------------------------------------------
-------
BASIC MATERIALS - 1.9%
----------------------------------------------------------------------------------------------------------------
-------
CHEMICALS - 0.7%

-----------------------------------------------------------------------------------------------------------------
      Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                              20,000
20,263

-----------------------------------------------------------------------------------------------------------------
      Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03                               40,000
43,449

-----------------------------------------------------------------------------------------------------------------
      Harris Chemical North America, Inc., 10.25% Gtd. Sr. Sec.
      Disc. Nts., 7/15/01                                                                 50,000
51,750

-----------------------------------------------------------------------------------------------------------------
      ISP Holdings, Inc., 9.75% Sr. Nts., 2/15/02                             (1)         42,000
43,365

-----------------------------------------------------------------------------------------------------------------
      LaRoche Industries, Inc., 13% Sr. Sub. Nts., 8/15/04                                25,000
27,094

-----------------------------------------------------------------------------------------------------------------
      Morton International, Inc., 9.25% Credit Sensitive Nts.,
      6/1/20                                                                  (5)         20,000
24,507

-----------------------------------------------------------------------------------------------------------------
      NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05               (2)        100,000
82,750

29 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Growth Fund

                                                                                  FACE              MARKET VALUE
                                                                                  AMOUNT            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
-----
CHEMICALS (CONTINUED)

---------------------------------------------------------------------------------------------------------------
      PPG Industries, Inc., 9% Debs., 5/1/21                                      $     20,000      $        24,086

-----------------
                                                                                                            317,264
----------------------------------------------------------------------------------------------------------------
-----
METALS - 0.5%

---------------------------------------------------------------------------------------------------------------
      Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                        50,000               54,218

---------------------------------------------------------------------------------------------------------------
      Gulf States Steel, Inc., Alabama, 13.50% First Mtg. Nts.,
      Series B, 4/15/03                                                                 50,000               47,312

---------------------------------------------------------------------------------------------------------------
      Republic Engineered Steels, Inc., 9.875% First Mtg. Nts.,
      12/15/01                                                                          25,000               23,375

---------------------------------------------------------------------------------------------------------------
      WCI Steel, Inc., 10.50% Sr. Gtd. Nts., Series B, 3/1/02                           50,000               56,062

---------------------------------------------------------------------------------------------------------------
      Weirton Steel Corp., 10.75% Sr. Nts., 6/1/05                                      50,000               47,750

-----------------
                                                                                                            228,717
----------------------------------------------------------------------------------------------------------------
-----
PAPER - 0.7%

---------------------------------------------------------------------------------------------------------------
      Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                           20,000               20,075

---------------------------------------------------------------------------------------------------------------
      Crown Packaging Holdings Ltd., 0%/12.25% Sr. Sub. Disc.
      Nts., Series B, 11/1/03                                               (2)        100,000               39,500

---------------------------------------------------------------------------------------------------------------
      Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs.,
      5/15/05                                                                           50,000               54,875

---------------------------------------------------------------------------------------------------------------
      Georgia-Pacific Corp., 9.85% Credit Sensitive Nts., 6/15/97           (5)         40,000               40,963

---------------------------------------------------------------------------------------------------------------
      Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                      50,000               54,375

---------------------------------------------------------------------------------------------------------------
      Stone Consolidated Corp., 10.25% Sr. Sec. Nts., 12/15/00                          50,000               53,125

---------------------------------------------------------------------------------------------------------------
      Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                    50,000               50,000

-----------------
                                                                                                            312,913
----------------------------------------------------------------------------------------------------------------
-----
CONSUMER CYCLICALS - 4.5%
----------------------------------------------------------------------------------------------------------------
-----
AUTOS & HOUSING - 0.3%

---------------------------------------------------------------------------------------------------------------
      Black & Decker Corp., 6.625% Nts., 11/15/00                                       20,000               20,092

---------------------------------------------------------------------------------------------------------------
      Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec.
      Unsub. Nts., 1/26/01                                                              40,000               39,724

---------------------------------------------------------------------------------------------------------------
      Electrolux AB, 7.75% Sr. Unsub. Debs., 6/17/97                                    40,000               40,400

---------------------------------------------------------------------------------------------------------------
      Venture Holdings Trust, 9.75% Sr. Sub. Nts., 4/1/04                               39,000               35,100

-----------------
                                                                                                            135,316
----------------------------------------------------------------------------------------------------------------
-----
LEISURE & ENTERTAINMENT - 1.8%

---------------------------------------------------------------------------------------------------------------
      American Skiing Corp., 12% Sr. Sub. Nts., 7/15/06                     (3)         75,000               76,125

---------------------------------------------------------------------------------------------------------------
      Argosy Gaming Co., 13.25% First Mtg. Nts., 6/1/04                                 75,000               72,750

---------------------------------------------------------------------------------------------------------------
      Bally's Casino Holdings, Inc., Zero Coupon Sr. Disc. Nts.,
      8.594%, 6/15/98                                                       (4)         75,000               66,000

---------------------------------------------------------------------------------------------------------------
      Bally's Park Place Funding, Inc., 9.25% Gtd. First Mtg. Nts.,
      3/15/04                                                                          100,000              109,750

---------------------------------------------------------------------------------------------------------------
      Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                         20,000               20,100

---------------------------------------------------------------------------------------------------------------
      Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                     75,000               77,062

---------------------------------------------------------------------------------------------------------------
      Casino Magic of Louisiana Corp., 13% First Mtg. Nts.,
      8/15/03                                                               (1)         75,000               76,500

---------------------------------------------------------------------------------------------------------------
      GB Property Funding Corp., 10.875% First Mtg. Nts.,
      1/15/04                                                                           25,000               22,750

---------------------------------------------------------------------------------------------------------------
      GNF Corp., 10.625% Gtd. First Mtg. Nts., Series B, 4/1/03                         50,000               55,437

---------------------------------------------------------------------------------------------------------------
      Marvel III Holdings, Inc., 9.125% Sr. Sec. Nts., Series B,
      2/15/98                                                                           25,000               11,375

---------------------------------------------------------------------------------------------------------------
      Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts.,
      Series B, 11/15/02                                                                25,000               32,000

---------------------------------------------------------------------------------------------------------------
      Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                          45,000               31,275

30 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Growth Fund

                                                                                    FACE              MARKET VALUE
                                                                                    AMOUNT            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
-------
LEISURE & ENTERTAINMENT (CONTINUED)

-----------------------------------------------------------------------------------------------------------------
      Showboat, Inc., 9.25% First Mtg. Bonds, 5/1/08                                $     50,000      $
49,000

-----------------------------------------------------------------------------------------------------------------
      Trump Atlantic City Associates/Trump Atlantic City
      Funding, Inc., 11.25% First Mtg. Nts., 5/1/06                                       50,000
47,500

-----------------------------------------------------------------------------------------------------------------
      Trump's Castle Funding, Inc., 11.75% Mtg. Nts., 11/15/03                            50,000
47,500

-----------------------------------------------------------------------------------------------------------------
      Walt Disney Co., 6.375% Sr. Unsec. Bonds, Series A, 3/30/01                         25,000
24,970

-----------------

820,094
----------------------------------------------------------------------------------------------------------------
-------
MEDIA - 1.5%

-----------------------------------------------------------------------------------------------------------------
      Australis Holdings PTY Ltd., 0%/15% Sr. Sec. Disc. Nts.,
      11/1/02                                                                 (2)(3)     100,000
56,000

-----------------------------------------------------------------------------------------------------------------
      Bell Cablemedia plc, 0%/11.95% Sr. Disc. Nts., 7/15/04                     (2)      75,000
62,062

-----------------------------------------------------------------------------------------------------------------
      Comcast Corp., 9.375% Sr. Sub. Debs., 5/15/05                                       50,000
50,313

-----------------------------------------------------------------------------------------------------------------
      Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
      11/15/07                                                                   (2)      50,000
32,500

-----------------------------------------------------------------------------------------------------------------
      EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
      Disc. Nts., 3/15/04                                                        (2)      50,000
35,313

-----------------------------------------------------------------------------------------------------------------
      Helicon Group LP/Helicon Capital Corp., 9% Sr. Sec. Nts.,
      Series B, 11/1/03                                                          (5)      50,000
51,250

-----------------------------------------------------------------------------------------------------------------
      International CableTel, Inc., 0%/11.50% Sr. Deferred
      Coupon Nts., Series B, 2/1/06                                              (2)     150,000
91,500

-----------------------------------------------------------------------------------------------------------------
      New World Communications Group Holding Corp., Zero
      Coupon Sr. Disc. Nts., Series B, 11%, 6/15/99                              (4)     125,000
102,500

-----------------------------------------------------------------------------------------------------------------
      Park Broadcasting, Inc., 11.75% Sr. Nts., 5/15/04                          (1)      50,000
57,750

-----------------------------------------------------------------------------------------------------------------
      Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                          50,000
48,750

-----------------------------------------------------------------------------------------------------------------
      Time Warner, Inc., 7.45% Nts., 2/1/98                                               20,000
20,303

-----------------------------------------------------------------------------------------------------------------
      United International Holdings, Inc., Zero Coupon Sr. Sec.
      Disc. Nts., Series B, 14%, 11/15/99                                        (4)     100,000
70,000

-----------------------------------------------------------------------------------------------------------------
      Wireless One, Inc., Units (each unit consists of $1,000
      principal amount of 0%/13.50% sr. disc. nts., 8/1/06 and one
      warrant to purchase 2.274 ordinary shares)                              (2)(6)      50,000
26,750

-----------------

704,991
----------------------------------------------------------------------------------------------------------------
-------
RETAIL:  GENERAL - 0.7%

-----------------------------------------------------------------------------------------------------------------
      Dayton Hudson Co., 9.40% Debs., 2/15/01                                             40,000
44,139

-----------------------------------------------------------------------------------------------------------------
      Duane Reade, 12% Sr. Nts., 9/15/02                                                  50,000
48,750

-----------------------------------------------------------------------------------------------------------------
      Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                            10,000
10,944

-----------------------------------------------------------------------------------------------------------------
      Parisian, Inc., 9.875% Sr. Sub. Nts., 7/15/03                                       50,000
50,625

-----------------------------------------------------------------------------------------------------------------
      Pathmark Stores, Inc., 0%/10.75% Jr. Sub. Deferred Coupon
      Nts., 11/1/03                                                              (2)     100,000
69,000

-----------------------------------------------------------------------------------------------------------------
      Price/Costco, Inc., 7.125% Sr. Nts., 6/15/05                                        60,000
59,838

-----------------------------------------------------------------------------------------------------------------
      Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                                40,000
41,984

-----------------

325,280
----------------------------------------------------------------------------------------------------------------
-------
RETAIL:  SPECIALTY - 0.2%

-----------------------------------------------------------------------------------------------------------------
      Hills Stores Co., 12.50% Sr. Nts., Series B, 7/1/03                                 50,000
45,500

-----------------------------------------------------------------------------------------------------------------
      Waban, Inc., 11% Sr. Sub. Nts., 5/15/04                                             50,000
56,375

-----------------

101,875
----------------------------------------------------------------------------------------------------------------
-------
CONSUMER NON-CYCLICALS - 1.4%
----------------------------------------------------------------------------------------------------------------
-------
FOOD - 0.6%

-----------------------------------------------------------------------------------------------------------------
      Dairy Mart Convenience Stores, Inc., 10.25% Sr. Sub. Nts.,
      3/15/04                                                                             50,000
48,125

31 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Growth Fund

                                                                                  FACE              MARKET VALUE
                                                                                  AMOUNT            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
-----
FOOD (CONTINUED)

---------------------------------------------------------------------------------------------------------------
      Dole Food Co., 6.75% Nts., 7/15/00                                          $     40,000      $        40,247

---------------------------------------------------------------------------------------------------------------
      Farm Fresh, Inc., 12.25% Sr. Nts., Series A, 10/1/00                              50,000               40,000

---------------------------------------------------------------------------------------------------------------
      Fresh Del Monte Produce NV, 10% Sr. Nts., Series B,
      5/1/03                                                                            75,000               69,375

---------------------------------------------------------------------------------------------------------------
      Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                           15,000               15,435

---------------------------------------------------------------------------------------------------------------
      Jitney-Jungle Stores of America, Inc., 12% Gtd. Sr. Nts.,
      3/1/06                                                                            50,000               53,500

-----------------
                                                                                                            266,682
----------------------------------------------------------------------------------------------------------------
-----
HEALTHCARE/SUPPLIES & SERVICES - 0.6%

---------------------------------------------------------------------------------------------------------------
      Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                               45,000               45,564

---------------------------------------------------------------------------------------------------------------
      Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06               (1)         75,000               80,625

---------------------------------------------------------------------------------------------------------------
      Health o meter Products, Inc., Units (each unit consists of
      $1,000 principal amount of 13% sr. sub. nts., 8/15/02 and
      one warrant to purchase 10.96 ordinary shares)                        (6)         50,000               55,250

---------------------------------------------------------------------------------------------------------------
      Integrated Health Services, Inc., 9.625% Sr. Sub. Nts., Series
      A, 5/31/02                                                                        50,000               51,000

---------------------------------------------------------------------------------------------------------------
      Paracelsus Healthcare Corp., 10% Sr. Sub. Unsec. Nts.,
      8/15/06                                                                           50,000               46,938

-----------------
                                                                                                            279,377
----------------------------------------------------------------------------------------------------------------
-----
HOUSEHOLD GOODS - 0.2%

---------------------------------------------------------------------------------------------------------------
      Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                        20,000               21,037

---------------------------------------------------------------------------------------------------------------
      Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                           50,000               51,250

---------------------------------------------------------------------------------------------------------------
      Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
      Series B, 14.04%, 3/15/98                                             (4)         50,000               44,313

-----------------
                                                                                                            116,600
----------------------------------------------------------------------------------------------------------------
-----
ENERGY - 0.4%
----------------------------------------------------------------------------------------------------------------
-----
ENERGY SERVICES & PRODUCERS - 0.2%

---------------------------------------------------------------------------------------------------------------
      Coastal Corp., 8.125% Sr. Nts., 9/15/02                                           20,000               21,323

---------------------------------------------------------------------------------------------------------------
      Maxus Energy Corp., 9.875% Nts., 10/15/02                                         50,000               51,375

-----------------
                                                                                                             72,698
----------------------------------------------------------------------------------------------------------------
-----
OIL-INTEGRATED - 0.2%

---------------------------------------------------------------------------------------------------------------
      Falcon Holdings Group LP, 11% Sr. Sub. Nts., 9/15/03                  (7)         55,651               49,730

---------------------------------------------------------------------------------------------------------------
      Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                            20,000               20,067

---------------------------------------------------------------------------------------------------------------
      Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19                          20,000               21,134

-----------------
                                                                                                             90,931
----------------------------------------------------------------------------------------------------------------
-----
FINANCIAL - 1.0%
----------------------------------------------------------------------------------------------------------------
-----
BANKS - 0.2%

---------------------------------------------------------------------------------------------------------------
      Citicorp, 5.625% Sr. Nts., 2/15/01                                                20,000               19,396

---------------------------------------------------------------------------------------------------------------
      Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                          20,000               22,576

---------------------------------------------------------------------------------------------------------------
      Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                 20,000               20,084

---------------------------------------------------------------------------------------------------------------
      Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                         30,000               30,189

-----------------
                                                                                                             92,245
----------------------------------------------------------------------------------------------------------------
-----
DIVERSIFIED FINANCIAL - 0.6%

---------------------------------------------------------------------------------------------------------------
      Beneficial Corp., 9.125% Debs., 2/15/98                                           20,000               20,763

---------------------------------------------------------------------------------------------------------------
      Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                              10,000               10,070

---------------------------------------------------------------------------------------------------------------
      Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                                 20,000               19,326

---------------------------------------------------------------------------------------------------------------
      Countrywide Funding Corp., 6.05% Gtd. Medium-Term
      Nts., Series D, 3/1/01                                                            20,000               19,607

32 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Growth Fund

                                                                                        FACE              MARKET
VALUE
                                                                                        AMOUNT            SEE NOTE
1
----------------------------------------------------------------------------------------------------------------
-----------
DIVERSIFIED FINANCIAL (CONTINUED)

----------------------------------------------------------------------------------------------------------------
-----
      Ford Motor Credit Co., 6.25% Unsub. Nts., 2/26/98                                 $     20,000      $
 20,130

----------------------------------------------------------------------------------------------------------------
-----
      General Motors Acceptance Corp., 5.625% Nts., 2/15/01                                   50,000
 48,308

----------------------------------------------------------------------------------------------------------------
-----
      GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                           75,000
 76,219

----------------------------------------------------------------------------------------------------------------
-----
      Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                                           20,000
 19,978

----------------------------------------------------------------------------------------------------------------
-----
      Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D,
      3/1/99                                                                                  50,000
 52,342

-----------------

286,743
----------------------------------------------------------------------------------------------------------------
-----------
INSURANCE - 0.2%

----------------------------------------------------------------------------------------------------------------
-----
      Cigna Corp., 7.90% Nts., 12/14/98                                                       40,000
 41,280

----------------------------------------------------------------------------------------------------------------
-----
      SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                                  50,000
 52,611

----------------------------------------------------------------------------------------------------------------
-----
      Travelers/Aetna Property Casualty Corp., 6.75% Nts.,
      4/15/01                                                                                 20,000
 20,197

-----------------

114,088
----------------------------------------------------------------------------------------------------------------
-----------
INDUSTRIAL - 0.9%
----------------------------------------------------------------------------------------------------------------
-----------
INDUSTRIAL MATERIALS - 0.1%

----------------------------------------------------------------------------------------------------------------
-----
      American Standard, Inc., 10.875% Sr. Nts., 5/15/99                                      60,000
 64,050
----------------------------------------------------------------------------------------------------------------
-----------
INDUSTRIAL SERVICES - 0.2%

----------------------------------------------------------------------------------------------------------------
-----
      Shop Vac Corp., 10.625% Sr. Nts., 9/1/03                                    (1)         75,000
 77,156
----------------------------------------------------------------------------------------------------------------
-----------
MANUFACTURING - 0.6%

----------------------------------------------------------------------------------------------------------------
-----
      Alpine Group, Inc., 12.25% Sr. Nts., 7/15/03                                            25,000
 26,438

----------------------------------------------------------------------------------------------------------------
-----
      Day International Group, Inc., 11.125% Sr. Sub. Nts.,
      Series B, 6/1/05                                                                        50,000
 52,500

----------------------------------------------------------------------------------------------------------------
-----
      Interlake Corp., 12.125% Sr. Sub. Debs., 3/1/02                                         50,000
 52,000

----------------------------------------------------------------------------------------------------------------
-----
      International Wire Group, Inc., 11.75% Sr. Sub. Nts., 6/1/05                            50,000
 53,125

----------------------------------------------------------------------------------------------------------------
-----
      Jordan Industries, Inc., 10.375% Sr. Nts., 8/1/03                                       25,000
 24,750

----------------------------------------------------------------------------------------------------------------
-----
      Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                                       10,000
 10,225

----------------------------------------------------------------------------------------------------------------
-----
      Specialty Equipment Co., 11.375% Sr. Sub. Nts., 12/1/03                                 50,000
 54,000

-----------------

273,038
----------------------------------------------------------------------------------------------------------------
-----------
TRANSPORTATION - 0.0%

----------------------------------------------------------------------------------------------------------------
-----
      Federal Express Corp., 6.25% Nts., 4/15/98                                              20,000
 20,048

----------------------------------------------------------------------------------------------------------------
-----
      Union Pacific Corp., 7% Nts., 6/15/00                                                   20,000
 20,391

-----------------

 40,439
----------------------------------------------------------------------------------------------------------------
-----------
TECHNOLOGY - 1.7%
----------------------------------------------------------------------------------------------------------------
-----------
AEROSPACE/DEFENSE - 0.1%

----------------------------------------------------------------------------------------------------------------
-----
      Unisys Corp., 12% Sr. Nts., Series B, 4/15/03                                           50,000
 51,500
----------------------------------------------------------------------------------------------------------------
-----------
COMPUTER HARDWARE - 0.1%

----------------------------------------------------------------------------------------------------------------
-----
      Digital Equipment Corp., 7% Nts., 11/15/97                                              45,000
 45,206
----------------------------------------------------------------------------------------------------------------
-----------
TELECOMMUNICATIONS-TECHNOLOGY - 1.5%

----------------------------------------------------------------------------------------------------------------
-----
      Allbritton Communications Co., 9.75% Sr. Sub. Debs.,
      Series B, 11/30/07                                                                      50,000
 46,875

----------------------------------------------------------------------------------------------------------------
-----
      American Communications Services, Inc., 0%/13% Sr. Disc.
      Nts., 11/1/05                                                               (2)        100,000
 57,000

----------------------------------------------------------------------------------------------------------------
-----
      Arch Communications Group, Inc., 0%/10.875% Sr. Disc.
      Nts., 3/15/08                                                               (2)        100,000
 55,500

----------------------------------------------------------------------------------------------------------------
-----
      CAI Wireless Systems, Inc., 12.25% Sr. Nts., 9/15/02                                    50,000
 49,250

----------------------------------------------------------------------------------------------------------------
-----
      Centennial Cellular Corp., 10.125% Sr. Nts., 5/15/05                                    50,000
 49,375

----------------------------------------------------------------------------------------------------------------
-----
      MCI Communications Corp., 7.125% Sr. Nts., 1/20/00                                      20,000
 20,506

33 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Growth Fund

                                                                                               FACE
MARKET VALUE
                                                                                               AMOUNT
SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)

----------------------------------------------------------------------------------------------------------------
------------
      Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                          $     75,000
$        62,625

----------------------------------------------------------------------------------------------------------------
------------
      MFS Communications Co., Inc., 0%/9.375% Sr. Disc. Nts.,
      1/15/04                                                                            (2)         75,000
        64,031

----------------------------------------------------------------------------------------------------------------
------------
      Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts.,
      8/15/04                                                                            (2)        100,000
        63,875

----------------------------------------------------------------------------------------------------------------
------------
      Paging Network, Inc., 10.125% Sr. Sub. Nts., 8/1/07                                            50,000
        50,438

----------------------------------------------------------------------------------------------------------------
------------
      Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr.
      Nts., 8/15/06                                                                                  75,000
        76,313

----------------------------------------------------------------------------------------------------------------
------------
      Teleport Communications Group, Inc.:
      0%/11.125% Sr. Disc. Nts., 7/1/07                                                  (2)         50,000
        32,375
      9.875% Sr. Nts., 7/1/06                                                                        50,000
        51,313

-----------------

       679,476
----------------------------------------------------------------------------------------------------------------
------------------
UTILITIES - 0.6%
----------------------------------------------------------------------------------------------------------------
------------------
ELECTRIC UTILITIES - 0.1%

----------------------------------------------------------------------------------------------------------------
------------
      Consumers Power Co., 8.75% Mtg. Nts., 2/15/98                                                  20,000
        20,542

----------------------------------------------------------------------------------------------------------------
------------
      El Paso Electric Co., 7.25% First Mtg. Nts., Series A, 2/1/99                                  10,000
        10,025

-----------------

        30,567
----------------------------------------------------------------------------------------------------------------
------------------
GAS UTILITIES - 0.3%

----------------------------------------------------------------------------------------------------------------
------------
      NorAm Energy Corp., 9.875% Nts., 4/15/97                                                       40,000
        40,715

----------------------------------------------------------------------------------------------------------------
------------
      Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                                      70,000
        70,301

----------------------------------------------------------------------------------------------------------------
------------
      Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec.
      Debs., 2/1/06                                                                                  25,000
        23,738

-----------------

       134,754
----------------------------------------------------------------------------------------------------------------
------------------
TELEPHONE UTILITIES - 0.2%

----------------------------------------------------------------------------------------------------------------
------------
      Intermedia Communications, Inc., 13.50% Sr. Nts., Series B,
      6/1/05                                                                                         50,000
        57,125

----------------------------------------------------------------------------------------------------------------
------------
      Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07                               (3)         50,000
        50,188

-----------------

       107,313

-----------------

      Total Non-Convertible Corporate Bonds and Notes (Cost $5,702,402)
     5,769,313

================================================================================================================
==================
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.3%
----------------------------------------------------------------------------------------------------------------
------------------
      IMC Global, Inc., 6.25% Cv. Sub. Debs., 12/1/01
      (Cost $108,917)                                                                               100,000
       117,250

                                                                                               SHARES
================================================================================================================
==================
COMMON STOCKS - 70.1%
----------------------------------------------------------------------------------------------------------------
------------------
BASIC MATERIALS - 2.7%
----------------------------------------------------------------------------------------------------------------
------------------
CHEMICALS - 1.3%

----------------------------------------------------------------------------------------------------------------
------------
      Cabot Corp.                                                                                       500
        12,062

----------------------------------------------------------------------------------------------------------------
------------
      Daicel Chemical Industries Ltd.                                                                14,000
        70,899

----------------------------------------------------------------------------------------------------------------
------------
      Dexter Corp.                                                                                    4,600
       142,600

----------------------------------------------------------------------------------------------------------------
------------
      Hoechst AG                                                                                      1,500
        56,328

----------------------------------------------------------------------------------------------------------------
------------
      Millenium Chemicals, Inc.                                                          (8)            585
        11,846

----------------------------------------------------------------------------------------------------------------
------------
      Potash Corp. of Saskatchewan, Inc.                                                              1,700
       120,487

----------------------------------------------------------------------------------------------------------------
------------
      Union Carbide Corp.                                                                             3,900
       166,237

-----------------

       580,459
----------------------------------------------------------------------------------------------------------------
------------------
GOLD - 0.0%

----------------------------------------------------------------------------------------------------------------
------------
      Normandy Mining Ltd.                                                                           11,618
        15,847

34 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Growth Fund


MARKET VALUE
                                                                                               SHARES
SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
METALS - 1.1%

----------------------------------------------------------------------------------------------------------------
------------
      Carpenter Technology Corp.                                                                      3,400
$       110,925

----------------------------------------------------------------------------------------------------------------
------------
      RTZ Corp. plc                                                                                   4,350
        69,631

----------------------------------------------------------------------------------------------------------------
------------
      UCAR International, Inc.                                                           (8)          2,100
        82,162

----------------------------------------------------------------------------------------------------------------
------------
      UNR Industries, Inc.                                                                           27,300
       184,275

----------------------------------------------------------------------------------------------------------------
------------
      Western Mining Corp. Holdings Ltd.                                                              9,600
        60,372

-----------------

       507,365
----------------------------------------------------------------------------------------------------------------
------------------
PAPER - 0.3%

----------------------------------------------------------------------------------------------------------------
------------
      Fort Howard Corp.                                                                  (8)          4,600
       117,875
----------------------------------------------------------------------------------------------------------------
------------------
CONSUMER CYCLICALS - 13.4%
----------------------------------------------------------------------------------------------------------------
------------------
AUTOS & HOUSING - 2.6%

----------------------------------------------------------------------------------------------------------------
------------
      Autoliv AB                                                                                      2,200
        93,366

----------------------------------------------------------------------------------------------------------------
------------
      Autopistas Concesionaria Espanola SA                                                            4,200
        48,268

----------------------------------------------------------------------------------------------------------------
------------
      Black & Decker Corp.                                                                            1,900
        71,012

----------------------------------------------------------------------------------------------------------------
------------
      Bridgestone Corp.                                                                               4,000
        67,522

----------------------------------------------------------------------------------------------------------------
------------
      Camden Property Trust                                                                           5,100
       138,975

----------------------------------------------------------------------------------------------------------------
------------
      Capstone Capital Corp.                                                                          6,300
       136,237

----------------------------------------------------------------------------------------------------------------
------------
      Groupe SEB SA                                                                                     500
       101,308

----------------------------------------------------------------------------------------------------------------
------------
      Health & Retirement Property Trust                                                              6,800
       123,250

----------------------------------------------------------------------------------------------------------------
------------
      Honda Motor Co.                                                                                 3,000
        71,743

----------------------------------------------------------------------------------------------------------------
------------
      Lend Lease Corp. Ltd.                                                                           5,000
        84,814

----------------------------------------------------------------------------------------------------------------
------------
      Meditrust Corp.                                                                                 3,400
       122,400

----------------------------------------------------------------------------------------------------------------
------------
      Rinnai Corp.                                                                                    5,000
       106,823

----------------------------------------------------------------------------------------------------------------
------------
      United Industrial Corp. Ltd.                                                                   80,000
        66,431

-----------------

     1,232,149
----------------------------------------------------------------------------------------------------------------
------------------
LEISURE & ENTERTAINMENT - 3.4%

----------------------------------------------------------------------------------------------------------------
------------
      AMR Corp.                                                                          (8)          1,500
       126,000

----------------------------------------------------------------------------------------------------------------
------------
      Atlas Air, Inc.                                                                    (8)          5,700
       210,187

----------------------------------------------------------------------------------------------------------------
------------
      CDL Hotels International Ltd.                                                                 200,000
       103,462

----------------------------------------------------------------------------------------------------------------
------------
      Dover Downs Entertainment, Inc.                                                    (8)          4,000
        80,500

----------------------------------------------------------------------------------------------------------------
------------
      Einstein/Noah Bagel Corp.                                                          (8)          2,500
        84,062

----------------------------------------------------------------------------------------------------------------
------------
      EMI Group plc                                                                                   4,000
        78,619

----------------------------------------------------------------------------------------------------------------
------------
      Granada Group plc                                                                               5,000
        72,057

----------------------------------------------------------------------------------------------------------------
------------
      Landry's Seafood Restaurants, Inc.                                                 (8)          3,600
        73,800

----------------------------------------------------------------------------------------------------------------
------------
      Northwest Airlines Corp., Cl. A                                                    (8)          1,700
        56,312

----------------------------------------------------------------------------------------------------------------
------------
      Papa John's International, Inc.                                                    (8)          2,350
       116,912

----------------------------------------------------------------------------------------------------------------
------------
      Piccadilly Cafeterias, Inc.                                                                     7,300
        63,875

----------------------------------------------------------------------------------------------------------------
------------
      Regal Cinemas, Inc.                                                                (8)          5,775
       150,150

----------------------------------------------------------------------------------------------------------------
------------
      Swire Pacific Ltd., Cl. B                                                                      60,000
        84,192

----------------------------------------------------------------------------------------------------------------
------------
      VideoServer, Inc.                                                                  (8)          3,600
       170,550

----------------------------------------------------------------------------------------------------------------
------------
      Wyndham Hotel Corp.                                                                (8)          5,000
        95,000

-----------------

     1,565,678
----------------------------------------------------------------------------------------------------------------
------------------
MEDIA - 1.4%

----------------------------------------------------------------------------------------------------------------
------------
      Elsevier NV                                                                                     5,000
        83,142

----------------------------------------------------------------------------------------------------------------
------------
      Emmis Broadcasting Corp., Cl. A                                                    (8)          2,400
        87,000

----------------------------------------------------------------------------------------------------------------
------------
      Heftel Broadcasting Corp., A Shares                                                (8)          2,200
        79,750

----------------------------------------------------------------------------------------------------------------
------------
      Reed International plc                                                                          5,000
        93,144

----------------------------------------------------------------------------------------------------------------
------------
      Reuters Holdings plc                                                                            9,000
       112,042

----------------------------------------------------------------------------------------------------------------
------------
      Television Broadcasts Ltd.                                                                     19,000
        66,591

35 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Growth Fund


MARKET VALUE
                                                                                               SHARES
SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
MEDIA (CONTINUED)

----------------------------------------------------------------------------------------------------------------
------------
      Wolters Kluwer NV                                                                                 800
$       102,884

-----------------

       624,553
----------------------------------------------------------------------------------------------------------------
------------------
RETAIL:  GENERAL - 2.8%

----------------------------------------------------------------------------------------------------------------
------------
      Dollar Tree Stores, Inc.                                                           (8)          2,200
        83,050

----------------------------------------------------------------------------------------------------------------
------------
      Eckerd Corp.                                                                       (8)          3,700
       102,675

----------------------------------------------------------------------------------------------------------------
------------
      Federated Department Stores, Inc.                                                  (8)          3,500
       115,500

----------------------------------------------------------------------------------------------------------------
------------
      Marks & Spencer plc                                                                            15,000
       126,038

----------------------------------------------------------------------------------------------------------------
------------
      Nautica Enterprises, Inc.                                                          (8)          6,300
       193,725

----------------------------------------------------------------------------------------------------------------
------------
      North Face, Inc. (The)                                                             (8)          3,400
        68,850

----------------------------------------------------------------------------------------------------------------
------------
      Price/Costco, Inc.                                                                 (8)          5,100
       101,362

----------------------------------------------------------------------------------------------------------------
------------
      St. John Knits, Inc.                                                                            3,200
       146,400

----------------------------------------------------------------------------------------------------------------
------------
      U.S. Industries, Inc.                                                              (8)          4,800
       129,600

----------------------------------------------------------------------------------------------------------------
------------
      Wolverine World Wide, Inc.                                                                      4,900
       121,275

----------------------------------------------------------------------------------------------------------------
------------
      Zeneca Group plc                                                                                4,250
       115,852

-----------------

     1,304,327
----------------------------------------------------------------------------------------------------------------
------------------
RETAIL:  SPECIALTY - 3.2%

----------------------------------------------------------------------------------------------------------------
------------
      adidas AG                                                                                         480
        40,319

----------------------------------------------------------------------------------------------------------------
------------
      Brown Group, Inc.                                                                               7,800
       160,875

----------------------------------------------------------------------------------------------------------------
------------
      CDW Computer Centers, Inc.                                                         (8)          3,350
       210,841

----------------------------------------------------------------------------------------------------------------
------------
      Cifra SA de CV, Unsponsored ADR, B Shares                                          (8)         49,000
        62,495

----------------------------------------------------------------------------------------------------------------
------------
      Finish Line, Inc., Cl. A                                                           (8)          3,300
       140,250

----------------------------------------------------------------------------------------------------------------
------------
      Jusco Co.                                                                                       2,000
        59,434

----------------------------------------------------------------------------------------------------------------
------------
      Koninklijke Ahold NV                                                                            1,733
       101,166

----------------------------------------------------------------------------------------------------------------
------------
      New England Business Service, Inc.                                                              5,500
        99,000

----------------------------------------------------------------------------------------------------------------
------------
      Next plc                                                                                       14,700
       133,571

----------------------------------------------------------------------------------------------------------------
------------
      Regis Corp. of Minnesota                                                                        4,500
       109,125

----------------------------------------------------------------------------------------------------------------
------------
      Shimamura Co. Ltd.                                                                              2,000
        73,501

----------------------------------------------------------------------------------------------------------------
------------
      Toys 'R' Us, Inc.                                                                  (8)          4,000
       135,500

----------------------------------------------------------------------------------------------------------------
------------
      U.S. Office Products Co.                                                           (8)          5,000
       145,000

-----------------

     1,471,077
----------------------------------------------------------------------------------------------------------------
------------------
CONSUMER NON-CYCLICALS - 9.8%
----------------------------------------------------------------------------------------------------------------
------------------
BEVERAGES - 0.7%

----------------------------------------------------------------------------------------------------------------
------------
      Anheuser-Busch Cos., Inc.                                                                       6,600
       254,100

----------------------------------------------------------------------------------------------------------------
------------
      Embotelladora Andina SA, Sponsored ADR                                                          2,200
        75,900

-----------------

       330,000
----------------------------------------------------------------------------------------------------------------
------------------
EDUCATION - 0.4%

----------------------------------------------------------------------------------------------------------------
------------
      ITT Educational Services, Inc.                                                     (8)          2,300
        83,662

----------------------------------------------------------------------------------------------------------------
------------
      Learning Tree International, Inc.                                                  (8)          2,700
       114,075

-----------------

       197,737
----------------------------------------------------------------------------------------------------------------
------------------
FOOD - 1.6%

----------------------------------------------------------------------------------------------------------------
------------
      American Stores Co.                                                                             3,700
       153,087

----------------------------------------------------------------------------------------------------------------
------------
      Archer-Daniels-Midland Co.                                                                      5,775
       125,606

----------------------------------------------------------------------------------------------------------------
------------
      Carrefour Supermarche SA                                                                          150
        83,307

----------------------------------------------------------------------------------------------------------------
------------
      Danisco AS                                                                                      1,250
        71,623

----------------------------------------------------------------------------------------------------------------
------------
      Dole Food Co.                                                                                   2,400
        93,600

----------------------------------------------------------------------------------------------------------------
------------
      Kroger Co.                                                                         (8)          2,700
       120,487

----------------------------------------------------------------------------------------------------------------
------------
      William Morrison Supermarkets plc                                                              31,000
        80,769

-----------------

       728,479

36 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Growth Fund


MARKET VALUE
                                                                                               SHARES
SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
HEALTHCARE/DRUGS - 3.0%

----------------------------------------------------------------------------------------------------------------
------------
      Astra AB Free, Series A                                                                         1,800
$        82,688

----------------------------------------------------------------------------------------------------------------
------------
      Bristol-Myers Squibb Co.                                                                        3,000
       317,250

----------------------------------------------------------------------------------------------------------------
------------
      Ciba-Geigy AG                                                                                     105
       128,881

----------------------------------------------------------------------------------------------------------------
------------
      Clintrials Research, Inc.                                                          (8)          2,900
       107,662

----------------------------------------------------------------------------------------------------------------
------------
      Dura Pharmaceuticals, Inc.                                                         (8)          3,300
       113,850

----------------------------------------------------------------------------------------------------------------
------------
      Glaxo Wellcome plc, Sponsored ADR                                                               4,100
       129,150

----------------------------------------------------------------------------------------------------------------
------------
      Jones Medical Industries, Inc.                                                                  2,800
       121,800

----------------------------------------------------------------------------------------------------------------
------------
      Medicis Pharmaceutical Corp., Cl. A                                                (8)          2,100
       105,525

----------------------------------------------------------------------------------------------------------------
------------
      Sandoz AG                                                                                         105
       120,934

----------------------------------------------------------------------------------------------------------------
------------
      Schering AG                                                                                     1,075
        86,119

----------------------------------------------------------------------------------------------------------------
------------
      Takeda Chemical Industries Ltd.                                                                 5,000
        85,722

-----------------

     1,399,581
----------------------------------------------------------------------------------------------------------------
------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.0%

----------------------------------------------------------------------------------------------------------------
------------
      CNS, Inc.                                                                          (8)          4,300
        73,100

----------------------------------------------------------------------------------------------------------------
------------
      Columbia/HCA Healthcare Corp.                                                                   3,000
       107,250

----------------------------------------------------------------------------------------------------------------
------------
      Compdent Corp.                                                                     (8)          2,500
        85,937

----------------------------------------------------------------------------------------------------------------
------------
      Luxottica Group SpA, Sponsored ADR                                                              1,000
        63,500

----------------------------------------------------------------------------------------------------------------
------------
      National Surgery Centers, Inc.                                                     (8)          2,700
        72,900

----------------------------------------------------------------------------------------------------------------
------------
      OrNda Healthcorp                                                                   (8)          4,600
       125,350

----------------------------------------------------------------------------------------------------------------
------------
      Pediatrix Medical Group, Inc.                                                      (8)          3,900
       153,562

----------------------------------------------------------------------------------------------------------------
------------
      Physician Sales & Service, Inc.                                                    (8)          6,000
       127,500

----------------------------------------------------------------------------------------------------------------
------------
      Renal Treatment Centers, Inc.                                                      (8)          4,800
       128,400

----------------------------------------------------------------------------------------------------------------
------------
      Rural/Metro Corp.                                                                  (8)          3,400
       124,100

----------------------------------------------------------------------------------------------------------------
------------
      SmithKline Beecham plc                                                                         14,462
       178,626

----------------------------------------------------------------------------------------------------------------
------------
      Total Renal Care Holdings, Inc.                                                    (8)          3,300
       128,700

----------------------------------------------------------------------------------------------------------------
------------
      Veterinary Centers of America, Inc.                                                (8)          2,500
        45,937

-----------------

     1,414,862
----------------------------------------------------------------------------------------------------------------
------------------
HOUSEHOLD GOODS - 1.0%

----------------------------------------------------------------------------------------------------------------
------------
      Blyth Industries, Inc.                                                             (8)          4,200
       163,275

----------------------------------------------------------------------------------------------------------------
------------
      L'OREAL                                                                                           250
        84,717

----------------------------------------------------------------------------------------------------------------
------------
      Premark International, Inc.                                                                     5,800
       121,075

----------------------------------------------------------------------------------------------------------------
------------
      Tupperware Corp.                                                                                2,300
       118,162

-----------------

       487,229
----------------------------------------------------------------------------------------------------------------
------------------
TOBACCO - 0.1%

----------------------------------------------------------------------------------------------------------------
------------
      Imperial Tobacco Group plc, ADR                                                    (8)          2,050
        23,935

----------------------------------------------------------------------------------------------------------------
------------
      PT Gudang Garam                                                                                 9,000
        35,946

-----------------

        59,881
----------------------------------------------------------------------------------------------------------------
------------------
ENERGY - 3.2%
----------------------------------------------------------------------------------------------------------------
------------------
ENERGY SERVICES AND PRODUCERS - 0.2%

----------------------------------------------------------------------------------------------------------------
------------
      Input/Output, Inc.                                                                 (8)          3,600
       107,100
----------------------------------------------------------------------------------------------------------------
------------------
OIL-INTEGRATED - 3.0%

----------------------------------------------------------------------------------------------------------------
------------
      Amoco Corp.                                                                                     3,100
       234,825

----------------------------------------------------------------------------------------------------------------
------------
      Atlantic Richfield Co.                                                                          1,400
       185,500

----------------------------------------------------------------------------------------------------------------
------------
      Chevron Corp.                                                                                   5,800
       381,350

----------------------------------------------------------------------------------------------------------------
------------
      Exxon Corp.                                                                                     1,800
       159,525

----------------------------------------------------------------------------------------------------------------
------------
      Mobil Corp.                                                                                     2,500
       291,875

----------------------------------------------------------------------------------------------------------------
------------
      Total SA, B Shares                                                                              1,641
       128,467

-----------------

     1,381,542

37 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Growth Fund


MARKET VALUE
                                                                                               SHARES
SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
FINANCIAL - 7.3%
----------------------------------------------------------------------------------------------------------------
------------------
BANKS - 3.7%

----------------------------------------------------------------------------------------------------------------
------------
      Banco Bradesco SA, Preference                                                               9,977,974
$        85,951

----------------------------------------------------------------------------------------------------------------
------------
      Banco Popular Espanol SA                                                                          430
        82,273

----------------------------------------------------------------------------------------------------------------
------------
      Bangkok Bank Public Co. Ltd.                                                                    4,500
        47,991

----------------------------------------------------------------------------------------------------------------
------------
      Bank of Boston Corp.                                                                            5,900
       377,600

----------------------------------------------------------------------------------------------------------------
------------
      BankAmerica Corp.                                                                               4,700
       430,050

----------------------------------------------------------------------------------------------------------------
------------
      Chase Manhattan Corp. (New)                                                                       800
        68,600

----------------------------------------------------------------------------------------------------------------
------------
      HSBC Holdings plc                                                                               2,400
        48,886

----------------------------------------------------------------------------------------------------------------
------------
      Malayan Banking Berhad                                                                          8,000
        79,156

----------------------------------------------------------------------------------------------------------------
------------
      NationsBank Corp.                                                                               2,100
       197,925

----------------------------------------------------------------------------------------------------------------
------------
      PNC Bank Corp.                                                                                  7,700
       279,125

----------------------------------------------------------------------------------------------------------------
------------
      Thai Farmers Bank Public Co. Ltd.                                                               5,000
        38,228

-----------------

     1,735,785
----------------------------------------------------------------------------------------------------------------
------------------
DIVERSIFIED FINANCIAL - 2.0%

----------------------------------------------------------------------------------------------------------------
------------
      Amresco, Inc.                                                                      (8)          5,500
       116,188

----------------------------------------------------------------------------------------------------------------
------------
      Crescent Real Estate Equities, Inc.                                                             3,300
       137,775

----------------------------------------------------------------------------------------------------------------
------------
      First Pacific Co. Ltd.                                                                         50,000
        68,867

----------------------------------------------------------------------------------------------------------------
------------
      Haw Par Brothers International Ltd.                                                            33,000
        66,984

----------------------------------------------------------------------------------------------------------------
------------
      ING Groep NV                                                                                    2,752
        85,843

----------------------------------------------------------------------------------------------------------------
------------
      Nichiei Co. Ltd.                                                                                1,000
        66,643

----------------------------------------------------------------------------------------------------------------
------------
      Oxford Resources Corp., Cl. A                                                      (8)          3,100
        79,050

----------------------------------------------------------------------------------------------------------------
------------
      Perlis Plantations Berhad                                                                      22,500
        64,562

----------------------------------------------------------------------------------------------------------------
------------
      Salomon, Inc.                                                                                   3,200
       144,400

----------------------------------------------------------------------------------------------------------------
------------
      Sirrom Capital Corp.                                                                            3,200
       116,800

-----------------

       947,112
----------------------------------------------------------------------------------------------------------------
------------------
INSURANCE - 1.6%

----------------------------------------------------------------------------------------------------------------
------------
      AFLAC, Inc.                                                                                     3,100
       124,388

----------------------------------------------------------------------------------------------------------------
------------
      AXA SA                                                                                          1,800
       112,513

----------------------------------------------------------------------------------------------------------------
------------
      General Re Corp.                                                                                  500
        73,625

----------------------------------------------------------------------------------------------------------------
------------
      Hartford Steam Boiler Inspection & Insurance Co.                                                3,000
       129,375

----------------------------------------------------------------------------------------------------------------
------------
      HCC Insurance Holdings, Inc.                                                                    3,000
        76,500

----------------------------------------------------------------------------------------------------------------
------------
      Sumitomo Marine & Fire Insurance Co.                                                           15,000
       107,614

----------------------------------------------------------------------------------------------------------------
------------
      Travelers/Aetna Property Casualty Corp., Cl. A                                                  4,400
       132,000

-----------------

       756,015
----------------------------------------------------------------------------------------------------------------
------------------
INDUSTRIAL - 10.0%
----------------------------------------------------------------------------------------------------------------
------------------
ELECTRICAL EQUIPMENT - 0.5%

----------------------------------------------------------------------------------------------------------------
------------
      ABB AG                                                                                             70
        86,196

----------------------------------------------------------------------------------------------------------------
------------
      Johnson Electric Holdings Ltd.                                                                 35,000
        76,497

----------------------------------------------------------------------------------------------------------------
------------
      Mabuchi Motor Co.                                                                                 900
        45,894

-----------------

       208,587
----------------------------------------------------------------------------------------------------------------
------------------
INDUSTRIAL MATERIALS - 0.2%

----------------------------------------------------------------------------------------------------------------
------------
      Cie de Saint Gobain                                                                               290
        39,172

----------------------------------------------------------------------------------------------------------------
------------
      THK Co. Ltd.                                                                                    3,000
        46,685

-----------------

        85,857
----------------------------------------------------------------------------------------------------------------
------------------
INDUSTRIAL SERVICES - 3.7%

----------------------------------------------------------------------------------------------------------------
------------
      Alternative Resources Corp.                                                        (8)          3,300
        66,413

----------------------------------------------------------------------------------------------------------------
------------
      CIBER, Inc.                                                                        (8)          4,100
       145,550

----------------------------------------------------------------------------------------------------------------
------------
      Corestaff, Inc.                                                                    (8)          6,200
       158,100

----------------------------------------------------------------------------------------------------------------
------------
      Corrections Corp. of America                                                       (8)          6,200
       161,200


38 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Growth Fund


MARKET VALUE
                                                                                               SHARES
SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
INDUSTRIAL SERVICES (CONTINUED)

----------------------------------------------------------------------------------------------------------------
------------
      HA-LO Industries, Inc.                                                             (8)            500
$        15,500

----------------------------------------------------------------------------------------------------------------
------------
      Kurita Water Industries Ltd.                                                                    4,000
        80,535

----------------------------------------------------------------------------------------------------------------
------------
      NGK Spark Plug Co.                                                                              6,000
        61,720

----------------------------------------------------------------------------------------------------------------
------------
      Precision Response Corp.                                                           (8)          1,900
        67,925

----------------------------------------------------------------------------------------------------------------
------------
      SGS Societe Generale de Surveillance Holding SA, Series B                                          33
        74,663

----------------------------------------------------------------------------------------------------------------
------------
      SITEL Corp.                                                                        (8)          8,400
       165,900

----------------------------------------------------------------------------------------------------------------
------------
      Southcorp Holdings Ltd.                                                                        33,000
       100,492

----------------------------------------------------------------------------------------------------------------
------------
      Tetra Tech, Inc.                                                                   (8)          6,125
       136,281

----------------------------------------------------------------------------------------------------------------
------------
      Transaction Systems Architects, Inc., Cl. A                                        (8)          4,600
       190,900

----------------------------------------------------------------------------------------------------------------
------------
      United Waste Systems, Inc.                                                         (8)          8,500
       292,188

-----------------

     1,717,367
----------------------------------------------------------------------------------------------------------------
------------------
MANUFACTURING - 4.6%

----------------------------------------------------------------------------------------------------------------
------------
      AGCO Corp.                                                                                      4,200
       106,575

----------------------------------------------------------------------------------------------------------------
------------
      Bic Corp.                                                                                         800
       120,121

----------------------------------------------------------------------------------------------------------------
------------
      Canon Sales Co., Inc.                                                                           3,000
        76,226

----------------------------------------------------------------------------------------------------------------
------------
      Case Corp.                                                                                      2,800
       130,200

----------------------------------------------------------------------------------------------------------------
------------
      Chicago Miniature Lamp, Inc.                                                       (8)          3,600
       107,100

----------------------------------------------------------------------------------------------------------------
------------
      Deere & Co.                                                                                     2,600
       108,550

----------------------------------------------------------------------------------------------------------------
------------
      General Signal Corp.                                                                            2,600
       105,950

----------------------------------------------------------------------------------------------------------------
------------
      Hanson plc, ADR                                                                                 8,200
        52,275

----------------------------------------------------------------------------------------------------------------
------------
      Hutchison Whampoa Ltd.                                                                         11,000
        76,820

----------------------------------------------------------------------------------------------------------------
------------
      Ingersoll-Rand Co.                                                                              2,700
       112,388

----------------------------------------------------------------------------------------------------------------
------------
      Komatsu Ltd.                                                                                    8,000
        65,553

----------------------------------------------------------------------------------------------------------------
------------
      Mannesmann AG                                                                                     210
        81,626

----------------------------------------------------------------------------------------------------------------
------------
      Mark IV Industries, Inc.                                                                        2,310
        49,954

----------------------------------------------------------------------------------------------------------------
------------
      Mitsubishi Heavy Industries Ltd.                                                                7,000
        53,851

----------------------------------------------------------------------------------------------------------------
------------
      Nippon Electric Glass Co. Ltd.                                                                  3,000
        45,894

----------------------------------------------------------------------------------------------------------------
------------
      NSK Ltd.                                                                                        8,000
        53,033

----------------------------------------------------------------------------------------------------------------
------------
      Shinmaywa Industries Ltd.                                                                       6,000
        51,961

----------------------------------------------------------------------------------------------------------------
------------
      Sidel SA                                                                                        1,300
        86,807

----------------------------------------------------------------------------------------------------------------
------------
      SMC Corp.                                                                                         500
        32,442

----------------------------------------------------------------------------------------------------------------
------------
      Sophus Berendsen AS, Series B                                                                     687
        84,875

----------------------------------------------------------------------------------------------------------------
------------
      Textron, Inc.                                                                                   2,200
       195,250

----------------------------------------------------------------------------------------------------------------
------------
      Tyco International Ltd.                                                                         3,200
       158,800

----------------------------------------------------------------------------------------------------------------
------------
      U.S. Filter Corp.                                                                  (8)          5,350
       184,575

-----------------

     2,140,826
----------------------------------------------------------------------------------------------------------------
------------------
TRANSPORTATION - 1.0%

----------------------------------------------------------------------------------------------------------------
------------
      Brambles Industries Ltd.                                                                        6,000
        99,446

----------------------------------------------------------------------------------------------------------------
------------
      Hays plc                                                                                       14,000
       117,408

----------------------------------------------------------------------------------------------------------------
------------
      PACCAR, Inc.                                                                                      800
        44,600

----------------------------------------------------------------------------------------------------------------
------------
      Union Pacific Corp.                                                                             1,600
        89,800

----------------------------------------------------------------------------------------------------------------
------------
      Wisconsin Central Transportation Corp.                                             (8)          3,600
       129,600

-----------------

       480,854
----------------------------------------------------------------------------------------------------------------
------------------
TECHNOLOGY - 15.9%
----------------------------------------------------------------------------------------------------------------
------------------
AEROSPACE/DEFENSE - 3.2%

----------------------------------------------------------------------------------------------------------------
------------
      General Dynamics Corp.                                                                          4,700
       322,538

----------------------------------------------------------------------------------------------------------------
------------
      Goodrich (B.F.) Co.                                                                             6,400
       271,200

----------------------------------------------------------------------------------------------------------------
------------
      Lockheed Martin Corp.                                                                           2,900
       259,913

----------------------------------------------------------------------------------------------------------------
------------
      McDonnell Douglas Corp.                                                                         2,800
       152,600

39 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Growth Fund


MARKET VALUE
                                                                                               SHARES          SEE
NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
AEROSPACE/DEFENSE (CONTINUED)

----------------------------------------------------------------------------------------------------------------
------------
      Rockwell International Corp.                                                                    4,200
$       231,000

----------------------------------------------------------------------------------------------------------------
------------
      TRW, Inc.                                                                                       2,600
       235,300

-----------------

     1,472,551
----------------------------------------------------------------------------------------------------------------
------------------
COMPUTER HARDWARE - 1.5%

----------------------------------------------------------------------------------------------------------------
------------
      Canon, Inc.                                                                                     6,000
       114,999

----------------------------------------------------------------------------------------------------------------
------------
      Citrix Systems, Inc.                                                               (8)          2,400
       132,600

----------------------------------------------------------------------------------------------------------------
------------
      Dell Computer Corp.                                                                (8)          1,000
        81,375

----------------------------------------------------------------------------------------------------------------
------------
      Gateway 2000, Inc.                                                                 (8)          1,000
        47,063

----------------------------------------------------------------------------------------------------------------
------------
      Henry (Jack) & Associates, Inc.                                                                 1,600
        64,600

----------------------------------------------------------------------------------------------------------------
------------
      Network Appliance, Inc.                                                            (8)          2,400
        84,000

----------------------------------------------------------------------------------------------------------------
------------
      Storage Technology Corp. (New)                                                     (8)          3,800
       161,975

-----------------

       686,612
----------------------------------------------------------------------------------------------------------------
------------------
COMPUTER SOFTWARE - 6.1%

----------------------------------------------------------------------------------------------------------------
------------
      Applix, Inc.                                                                       (8)          3,300
        80,025

----------------------------------------------------------------------------------------------------------------
------------
      Cambridge Technology Partners, Inc.                                                (8)          4,400
       145,200

----------------------------------------------------------------------------------------------------------------
------------
      Computer Horizons Corp.                                                            (8)          4,400
       136,400

----------------------------------------------------------------------------------------------------------------
------------
      Cooper & Chyan Technology, Inc.                                                    (8)          1,000
        30,625

----------------------------------------------------------------------------------------------------------------
------------
      Dendrite International, Inc.                                                       (8)          3,500
        93,188

----------------------------------------------------------------------------------------------------------------
------------
      Electronics for Imaging, Inc.                                                      (8)          2,400
       172,800

----------------------------------------------------------------------------------------------------------------
------------
      EPIC Design Technology, Inc.                                                       (8)          3,700
        90,650

----------------------------------------------------------------------------------------------------------------
------------
      Inso Corp.                                                                         (8)          2,200
       108,350

----------------------------------------------------------------------------------------------------------------
------------
      JDA Software Group, Inc.                                                           (8)          2,400
        82,500

----------------------------------------------------------------------------------------------------------------
------------
      McAfee Associates, Inc.                                                            (8)          1,762
        80,171

----------------------------------------------------------------------------------------------------------------
------------
      Medic Computer Systems, Inc.                                                       (8)          2,000
        56,500

----------------------------------------------------------------------------------------------------------------
------------
      MetaTools, Inc.                                                                    (8)          3,300
        63,525

----------------------------------------------------------------------------------------------------------------
------------
      NOVA Corp.                                                                         (8)          2,400
        52,200

----------------------------------------------------------------------------------------------------------------
------------
      National Data Corp.                                                                             1,600
        65,800

----------------------------------------------------------------------------------------------------------------
------------
      Pegasystems, Inc.                                                                  (8)          3,300
        99,413

----------------------------------------------------------------------------------------------------------------
------------
      Project Software & Development, Inc.                                               (8)          4,500
       153,000

----------------------------------------------------------------------------------------------------------------
------------
      Rational Software Corp.                                                            (8)          7,300
       280,138

----------------------------------------------------------------------------------------------------------------
------------
      Remedy Corp.                                                                       (8)          3,100
       151,125

----------------------------------------------------------------------------------------------------------------
------------
      SAP AG, Preference                                                                                430
        57,734

----------------------------------------------------------------------------------------------------------------
------------
      Sapient Corp.                                                                      (8)          2,100
        97,125

----------------------------------------------------------------------------------------------------------------
------------
      Scopus Technology, Inc.                                                            (8)          2,800
       107,800

----------------------------------------------------------------------------------------------------------------
------------
      Security Dynamics Technologies, Inc.                                               (8)          1,500
       121,875

----------------------------------------------------------------------------------------------------------------
------------
      Technology Solutions Co.                                                           (8)          1,400
        54,425

----------------------------------------------------------------------------------------------------------------
------------
      Verilink Corp.                                                                     (8)          3,200
       115,200

----------------------------------------------------------------------------------------------------------------
------------
      Veritas Software Corp.                                                             (8)          3,000
       151,500

----------------------------------------------------------------------------------------------------------------
------------
      Viasoft, Inc.                                                                      (8)            300
        14,775

----------------------------------------------------------------------------------------------------------------
------------
      Visio Corp.                                                                        (8)          2,400
       110,700

----------------------------------------------------------------------------------------------------------------
------------
      Wind River Systems                                                                 (8)          2,100
        89,250

-----------------

     2,861,994
----------------------------------------------------------------------------------------------------------------
------------------
ELECTRONICS - 2.4%

----------------------------------------------------------------------------------------------------------------
------------
      Atmel Corp.                                                                        (8)            200
         5,075

----------------------------------------------------------------------------------------------------------------
------------
      Bowthorpe plc                                                                                  12,000
        92,037

----------------------------------------------------------------------------------------------------------------
------------
      Electrocomponents plc                                                                          15,000
       101,246

----------------------------------------------------------------------------------------------------------------
------------
      Getronics NV                                                                                    2,800
        68,848

----------------------------------------------------------------------------------------------------------------
------------
      Intel Corp.                                                                                     1,000
       109,875

----------------------------------------------------------------------------------------------------------------
------------
      Keyence Corp.                                                                                     600
        69,632

40 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Growth Fund


MARKET VALUE
                                                                                               SHARES          SEE
NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
ELECTRONICS (CONTINUED)

----------------------------------------------------------------------------------------------------------------
------------
      Kyocera Corp.                                                                                   1,000
$        66,028

----------------------------------------------------------------------------------------------------------------
------------
      Matsushita Electric Industrial Co.                                                              5,000
        80,007

----------------------------------------------------------------------------------------------------------------
------------
      Matsushita Electric Works Ltd.                                                                  6,000
        58,027

----------------------------------------------------------------------------------------------------------------
------------
      Nitto Denko Corp.                                                                               5,000
        74,292

----------------------------------------------------------------------------------------------------------------
------------
      Samsung Electronics Co., Sponsored GDR                                             (1)          2,700
        58,050

----------------------------------------------------------------------------------------------------------------
------------
      Sony Corp.                                                                                      1,500
        90,074

----------------------------------------------------------------------------------------------------------------
------------
      Supertex, Inc.                                                                     (8)          2,900
        65,250

----------------------------------------------------------------------------------------------------------------
------------
      TDK Corp.                                                                                       1,000
        58,730

----------------------------------------------------------------------------------------------------------------
------------
      Waters Corp.                                                                       (8)          4,500
       139,500

-----------------

     1,136,671
----------------------------------------------------------------------------------------------------------------
------------------
TELECOMMUNICATIONS-TECHNOLOGY - 2.7%

----------------------------------------------------------------------------------------------------------------
------------
      Allen Group, Inc.                                                                  (8)          2,200
        34,925

----------------------------------------------------------------------------------------------------------------
------------
      Aspect Telecommunications Corp.                                                    (8)          3,500
       208,250

----------------------------------------------------------------------------------------------------------------
------------
      Cable Design Technologies Corp.                                                    (8)          3,350
        87,100

----------------------------------------------------------------------------------------------------------------
------------
      Comverse Technology, Inc.                                                          (8)          5,100
       178,500

----------------------------------------------------------------------------------------------------------------
------------
      DSP Communications, Inc.                                                           (8)          5,100
       193,800

----------------------------------------------------------------------------------------------------------------
------------
      L.M. Ericsson Telephone Co., Cl. B, ADR                                                         3,720
       102,765

----------------------------------------------------------------------------------------------------------------
------------
      Premisys Communications, Inc.                                                      (8)          1,800
        90,000

----------------------------------------------------------------------------------------------------------------
------------
      Telecom Corp. of New Zealand Ltd.                                                              15,000
        77,986

----------------------------------------------------------------------------------------------------------------
------------
      Telecom Italia Mobile SpA                                                                      22,000
        45,484

----------------------------------------------------------------------------------------------------------------
------------
      Vitesse Semiconductor Corp.                                                        (8)          3,300
       105,188

----------------------------------------------------------------------------------------------------------------
------------
      Vodafone Group plc                                                                             29,000
       112,156

-----------------

     1,236,154
----------------------------------------------------------------------------------------------------------------
------------------
UTILITIES - 7.8%
----------------------------------------------------------------------------------------------------------------
------------------
ELECTRIC UTILITIES - 3.2%

----------------------------------------------------------------------------------------------------------------
------------
      American Electric Power Co., Inc.                                                               4,800
       199,200

----------------------------------------------------------------------------------------------------------------
------------
      CalEnergy, Inc.                                                                    (8)          2,500
        72,500

----------------------------------------------------------------------------------------------------------------
------------
      Entergy Corp.                                                                                   9,000
       252,000

----------------------------------------------------------------------------------------------------------------
------------
      FPL Group, Inc.                                                                                 5,600
       257,600

----------------------------------------------------------------------------------------------------------------
------------
      Illinova Corp.                                                                                  4,400
       119,900

----------------------------------------------------------------------------------------------------------------
------------
      Kansas City Power & Light Co.                                                                   5,600
       154,000

----------------------------------------------------------------------------------------------------------------
------------
      Texas Utilities Co.                                                                             5,200
       210,600

----------------------------------------------------------------------------------------------------------------
------------
      Veba AG                                                                                         2,130
       113,425

----------------------------------------------------------------------------------------------------------------
------------
      Western Resources, Inc.                                                                         4,200
       126,000

-----------------

     1,505,225
----------------------------------------------------------------------------------------------------------------
------------------
GAS UTILITIES - 3.1%

----------------------------------------------------------------------------------------------------------------
------------
      Columbia Gas System, Inc. (The)                                                                 4,000
       243,000

----------------------------------------------------------------------------------------------------------------
------------
      El Paso Natural Gas Co.                                                                         4,500
       218,250

----------------------------------------------------------------------------------------------------------------
------------
      Hong Kong & China Gas Co. Ltd.                                                                 45,600
        80,204

----------------------------------------------------------------------------------------------------------------
------------
      National Fuel Gas Co.                                                                           4,100
       152,725

----------------------------------------------------------------------------------------------------------------
------------
      PanEnergy Corp.                                                                                11,800
       454,300

----------------------------------------------------------------------------------------------------------------
------------
      Questar Corp.                                                                                   5,800
       208,800

----------------------------------------------------------------------------------------------------------------
------------
      RWE AG, Preference                                                                              2,000
        67,396

-----------------

     1,424,675
----------------------------------------------------------------------------------------------------------------
------------------
TELEPHONE UTILITIES - 1.5%

----------------------------------------------------------------------------------------------------------------
------------
      Ameritech Corp.                                                                                 2,500
       136,875

----------------------------------------------------------------------------------------------------------------
------------
      DDI Corp.                                                                                          13
        97,723

----------------------------------------------------------------------------------------------------------------
------------
      GTE Corp.                                                                                       6,100
       256,963

----------------------------------------------------------------------------------------------------------------
------------
      NYNEX Corp.                                                                                     3,100
       137,950

41 Oppenheimer LifeSpan Funds

      Oppenheimer LifeSpan Growth Fund


MARKET VALUE
                                                                                               SHARES          SEE
NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
TELEPHONE UTILITIES (CONTINUED)

----------------------------------------------------------------------------------------------------------------
------------
      Telefonica de Espana, ADS                                                                       2,300
$        46,189

-----------------

       675,700

-----------------

      Total Common Stocks (Cost $26,926,124)
    32,597,726

================================================================================================================
==================
PREFERRED STOCKS - 0.3%
----------------------------------------------------------------------------------------------------------------
------------------
      Renong Berhad, 4% Irredeemable Cv. Unsec. Loan Stocks                              (8)          5,200
         1,904

----------------------------------------------------------------------------------------------------------------
------------
      Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg.                                                  1,200
       138,000

-----------------

      Total Preferred Stocks (Cost $116,882)
       139,904

                                                                                               UNITS
================================================================================================================
==================
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
----------------------------------------------------------------------------------------------------------------
------------------
      Haw Par Brothers International Ltd. Wts., Exp. 3/01                                             3,300
         2,764

----------------------------------------------------------------------------------------------------------------
------------
      Hong Kong & China Gas Co. Ltd. Wts., Exp. 9/97                                                  3,800
         1,400

----------------------------------------------------------------------------------------------------------------
------------
      Intermedia Communications, Inc. Wts., Exp. 6/00                                    (3)             50
         2,500

----------------------------------------------------------------------------------------------------------------
------------
      Renong Berhad Wts., Exp. 2/97                                                                   3,250
           270

----------------------------------------------------------------------------------------------------------------
------------
      Thai Farmers Bank Public Co. Ltd. Wts., Exp. 9/02                                  (3)            625
            --

-----------------

      Total Rights, Warrants and Certificates (Cost $3,949)
         6,934

                                                                                               FACE
                                                                                               AMOUNT
================================================================================================================
==================
REPURCHASE AGREEMENT - 10.4%
----------------------------------------------------------------------------------------------------------------
------------------
      Repurchase agreement with State Street Bank and Trust Co.,
      4.50%, dated 10/31/96, to be repurchased at $4,857,607 on 11/1/96, collateralized by U.S. Treasury Nts., 6.125%-8.875%,
      2/15/99-2/15/01, with a value of $5,016,067 (Cost $4,857,000)                            $  4,857,000
     4,857,000

----------------------------------------------------------------------------------------------------------------
------------
      TOTAL INVESTMENTS, AT VALUE (COST $40,539,170)                                                   99.7%
    46,367,764

----------------------------------------------------------------------------------------------------------------
------------
      OTHER ASSETS NET OF LIABILITIES                                                                   0.3
       158,448
                                                                                               ------------
-----------------
      NET ASSETS                                                                                      100.0%
$    46,526,212
                                                                                               ============
=================

      1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $393,446 or 0.85% of the Fund's net assets, at October 31, 1996.
      2. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
      3. Identifies issues considered to be illiquid. These securities amount to $184,813 or 0.40% of the Fund's net assets, at October 31, 1996.
      4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
      5. Represents the current interest rate for a variable rate security. For credit sensitive notes, the interest rate is dependent on the credit rating of the issuer.
      6. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
      7.  Interest or dividend is paid in kind.
      8.  Non-income producing security.

      See accompanying Notes to Financial Statements.

42 Oppenheimer LifeSpan Funds

STATEMENTS OF ASSETS AND LIABILITIES October 31, 1996

                                                                                     OPPENHEIMER      OPPENHEIMER
   OPPENHEIMER
                                                                                      LIFESPAN         LIFESPAN
      LIFESPAN
                                                                                       INCOME          BALANCED
       GROWTH
                                                                                        FUND             FUND
        FUND

------------------------------------------------
ASSETS:
Investments, at value (cost * ) (including repurchase
agreements**) - see accompanying statements                                            $26,271,162      $54,254,328
   $46,367,764
Cash                                                                                       159,343          320,078
        98,146
Receivables:
   Dividends, interest and principal paydowns                                              394,275          445,844
       243,458
   Shares of capital stock sold                                                             29,862          127,173
        24,049
   Investments sold                                                                          7,174          105,792
       155,778

------------------------------------------------
      Total assets                                                                      26,861,816       55,253,215
    46,889,195

------------------------------------------------
LIABILITIES:
Payables and other liabilities:
   Dividends                                                                                 5,197             -
              -
   Investments purchased                                                                       -            314,057
       304,182
   Shares of capital stock redeemed                                                         27,172           50,000
           375
   Distribution and service plan fees                                                        5,566           11,348
         9,910
   Transfer and shareholder servicing agent fees                                             1,765             -
            1,427
   Custodian fees                                                                           18,768           30,896
        29,906
   Legal and auditing fees                                                                  12,745           13,008
        13,196
   Other                                                                                     5,988            8,565
         3,987

------------------------------------------------
      Total liabilities                                                                     77,201          427,874
       362,983

------------------------------------------------
NET ASSETS                                                                             $26,784,615      $54,825,341
   $46,526,212

================================================
COMPOSITION OF NET ASSETS:
Par value of shares of capital stock                                                        $2,514           $4,604
        $3,640
Additional paid-in capital                                                              25,394,222       47,659,769
    38,260,329
Undistributed net investment income                                                             11          194,574
       171,706
Accumulated net realized gain from investments and foreign
   currency transactions                                                                   370,133        1,499,219
     2,261,956
Net unrealized appreciation on investments and translation of
   assets and liabilities denominated in foreign currencies                              1,017,735        5,467,175
     5,828,581

------------------------------------------------

NET ASSETS                                                                             $26,784,615      $54,825,341
   $46,526,212

================================================
*Cost                                                                                  $25,253,427      $48,787,124
   $40,539,170

================================================
**Repurchase agreements                                                                 $1,404,000       $4,048,000
    $4,857,000

================================================

NET ASSET VALUE PER SHARE:
CLASS A SHARES:
Net asset value and redemption price per share (based on net assets and shares of capital stock outstanding):
   Net assets                                                                          $26,327,935      $52,103,832
   $43,980,330
   Shares of capital stock                                                               2,471,146        4,376,638
     3,440,864
   Price per share                                                                          $10.65           $11.90
        $12.78

Maximum offering price per share (net asset value plus sales
   charge of 5.75% of offering price for each fund)                                         $11.30           $12.63
        $13.56

------------------------------------------------

CLASS B SHARES:
Net asset value, redemption price and offering price per share (based on net assets and shares of capital stock outstanding):
   Net assets                                                                             $455,667       $1,893,260
    $2,405,006
   Shares of capital stock                                                                  42,628          158,021
       187,750
   Price per share                                                                          $10.69           $11.98
        $12.81

------------------------------------------------

CLASS C SHARES:
Net asset value, redemption price and offering price per share (based on net assets and shares of capital stock outstanding):
   Net assets                                                                               $1,013         $828,249
      $140,876
   Shares of capital stock                                                                      95           69,708
        11,060
   Price per share                                                                          $10.66           $11.88
        $12.74

See accompanying Notes to Financial Statements.


43 Oppenheimer LifeSpan Funds

STATEMENTS OF OPERATIONS For the Ten Months Ended October 31, 1996(1)


                                                                                     OPPENHEIMER      OPPENHEIMER
   OPPENHEIMER
                                                                                      LIFESPAN         LIFESPAN
      LIFESPAN
                                                                                       INCOME          BALANCED
       GROWTH
                                                                                        FUND             FUND
        FUND

------------------------------------------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $560, $8,785
and $6,613, respectively)                                                               $1,273,168       $1,467,536
      $694,534
Dividends (net of foreign withholding taxes of $760, $9,950
and $8,112, respectively)                                                                  230,383          444,888
       474,870

------------------------------------------------
      Total income                                                                       1,503,551        1,912,424
     1,169,404

------------------------------------------------
EXPENSES:
Management fees - Note 4                                                                   161,101          344,756
       290,999
Distribution and service plan fees - Note 4:
   Class A                                                                                  52,975           98,043
        82,572
   Class B                                                                                   2,911           10,171
        12,255
   Class C                                                                                       4            2,745
           268
Transfer and shareholder servicing agent fees - Note 4                                      20,248            9,652
        14,280
Accounting services fees                                                                    35,000           57,500
        50,000
Custodian fees and expenses                                                                 32,648           67,073
        26,768
Legal and auditing fees                                                                     20,143           25,443
        69,845
Shareholder reports                                                                          4,199            5,755
         5,398
Directors' fees and expenses - Note 1                                                        2,506            2,606
         1,968
Registration and filing fees:
   Class A                                                                                     547            2,059
         1,557
   Class B                                                                                      80              415
           514
   Class C                                                                                    -                 249
            42
Other                                                                                        5,098           16,295
         2,539

------------------------------------------------
      Total expenses                                                                       337,460          642,762
       559,005

------------------------------------------------
NET INVESTMENT INCOME                                                                    1,166,091        1,269,662
       610,399

------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
   Investments                                                                             375,456        1,564,495
     2,329,401
   Foreign currency transactions                                                              -            (109,219)
     (122,180)

------------------------------------------------
      Net realized gain                                                                    375,456        1,455,276
     2,207,221
Net change in unrealized appreciation or depreciation on:
   Investments                                                                            (394,375)       2,176,127
     2,508,017
   Translation of assets and liabilities denominated in
      foreign currencies                                                                      -            (265,460)
     (269,797)

------------------------------------------------
      Net change                                                                          (394,375)       1,910,667
     2,238,220

------------------------------------------------
      Net realized and unrealized gain (loss)                                              (18,919)       3,365,943
     4,445,441

------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                                         $1,147,172       $4,635,605
    $5,055,840

================================================


1.  The Funds changed their fiscal year end from December 31 to October 31.

See accompanying Notes to Financial Statements.

44 Oppenheimer LifeSpan Funds

STATEMENTS OF CHANGES IN NET ASSETS For the Ten Months Ended October 31, 1996 and the Eight Months Ended December 31, 1995

                                                                      OPPENHEIMER                   OPPENHEIMER

                                                                        LIFESPAN                      LIFESPAN

                                                                         INCOME                       BALANCED

                                                                          FUND                          FUND


-------------------------------------------------------------
                                                              1996(2)          1995(1)         1996(2)
1995(1)

-------------------------------------------------------------

OPERATIONS:

Net investment income                                          $1,166,091         $793,232      $1,269,662
$868,937
Net realized gain                                                 375,456          159,534       1,455,276
923,770
Net change in unrealized appreciation or depreciation            (394,375)       1,412,110       1,910,667
3,556,508

-------------------------------------------------------------
Net increase in net assets resulting from operations            1,147,172        2,364,876       4,635,605
5,349,215
DIVIDENDS AND DISTRIBUTIONS TO

SHAREHOLDERS:

Dividends from net investment income:

Class A                                                        (1,164,346)        (779,588)       (919,554)
(890,951)
Class B                                                           (14,052)          (1,302)        (21,226)
(2,117)
Class C                                                               (24)            --           (10,575)
  --
Distributions from net realized gain:

Class A                                                           (63,862)         (99,296)       (140,249)
(824,982)
Class B                                                              (925)            (772)         (3,811)
(8,662)
Class C                                                                (2)            --            (1,725)
  --
CAPITAL STOCK TRANSACTIONS:

Net increase in net assets resulting from capital stock

     - Note 2:

Class A                                                         1,803,488       23,138,358       6,793,292
38,241,838
Class B                                                           264,631          189,259       1,370,222
437,351
Class C                                                             1,000             --           821,670


-------------------------------------------------------------
NET ASSETS:

Total increase                                                  1,973,080       24,811,535      12,523,649
42,301,692
Beginning of period                                            24,811,535             --        42,301,692
  --

-------------------------------------------------------------
End of period                                                 $26,784,615      $24,811,535     $54,825,341
$42,301,692

=============================================================
Undistributed (overdistributed) net investment income                 $11          $12,342        $194,574
($24,131)


                                                                     OPPENHEIMER
                                                                       LIFESPAN
                                                                        GROWTH
                                                                         FUND
                                                            -----------------------------
                                                                1996(2)        1995(1)
                                                            -----------------------------
OPERATIONS:
Net investment income                                            $610,399       $450,654
Net realized gain                                               2,207,221        770,151
Net change in unrealized appreciation or depreciation           2,238,220      3,590,361
                                                            -----------------------------
Net increase in net assets resulting from operations            5,055,840      4,811,166
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment income:
Class A                                                          (289,194)      (478,706)
Class B                                                            (9,326)          (951)
Class C                                                              (143)          --
Distributions from net realized gain:
Class A                                                          (129,620)      (680,837)
Class B                                                            (4,802)       (11,119)
Class C                                                               (65)          --
CAPITAL STOCK TRANSACTIONS:
Net increase in net assets resulting from capital stock
     - Note 2:
Class A                                                         5,139,745     30,735,209
Class B                                                         1,697,392        553,763
Class C                                                           137,860           --
NET ASSETS:
                                                            -----------------------------
Total increase                                                 11,597,687     34,928,525
Beginning of period                                            34,928,525           --
                                                            -----------------------------
End of period                                                 $46,526,212    $34,928,525
                                                            =============================
Undistributed (overdistributed) net investment income            $171,706       ($29,003)

1. For the period from May 1, 1995 (commencement of operations) to December 31, 1995.

2.  The Funds changed their fiscal year end from December 31 to October 31.

See accompanying Notes to Financial Statements.



45 Oppenheimer LifeSpan Funds

FINANCIAL HIGHLIGHTS
Oppenheimer LifeSpan Income Fund

                                                 CLASS A                            CLASS B
     CLASS C
                                                 -----------------------------      -----------------------------
    -------------
                                                 TEN MONTHS       EIGHT MONTHS      TEN MONTHS       THREE MONTHS
    SIX MONTHS
                                                 ENDED            ENDED             ENDED            ENDED
     ENDED
                                                 OCTOBER 31,      DECEMBER 31,      OCTOBER 31,      DECEMBER 31,
    OCTOBER 31,
                                                 1996(2)          1995(4)           1996(2)          1995(3)
     1996(1)(2)
================================================================================================================
====================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $10.70          $10.00             $10.74          $10.45
          $10.53
----------------------------------------------------------------------------------------------------------------
--------------------
Income (loss) from investment operations:
Net investment income                                     .48             .37                .41             .12
             .25
Net realized and unrealized gain (loss)                  (.02)            .73               (.02)            .32
             .16
----------------------------------------------------------------------------------------------------------------
--------------------
Total income from investment
operations                                                .46            1.10                .39             .44
             .41
----------------------------------------------------------------------------------------------------------------
--------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.48)           (.36)              (.41)           (.11)
           (.25)
Distributions from net realized gain                     (.03)           (.04)              (.03)           (.04)
           (.03)
----------------------------------------------------------------------------------------------------------------
--------------------
Total dividends and distributions
to shareholders                                          (.51)           (.40)              (.44)           (.15)
           (.28)
----------------------------------------------------------------------------------------------------------------
--------------------
Net asset value, end of period                         $10.65          $10.70             $10.69          $10.74
          $10.66

===============================================================================

================================================================================================================
====================
TOTAL RETURN, AT NET ASSET VALUE(5)                     4.45%          11.22%              3.69%           4.30%
           3.96%
================================================================================================================
====================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $26,328         $24,619               $456            $192
              $1
----------------------------------------------------------------------------------------------------------------
--------------------
Average net assets (in thousands)                     $25,463         $22,128               $350            $107
              $1
----------------------------------------------------------------------------------------------------------------
--------------------
Ratios to average net assets (annualized):
Net investment income                                   5.43%           5.35%              4.93%           5.23%
           4.68%
Expenses                                                1.56%           1.50%              2.31%           2.25%
           2.25%
----------------------------------------------------------------------------------------------------------------
--------------------
Portfolio turnover rate(6)                              75.3%           45.8%              75.3%           45.8%
           75.3%
Average brokerage commission rate(7)                  $0.0694             --             $0.0694              --
         $0.0694

1.  For the period from May 1, 1996 (inception of offering) to October 31,
1996.

2.  The Fund changed its fiscal year end from December 31 to October 31.   On
March 18, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.

3. For the period from October 1, 1995 (inception of offering) to December 31, 1995.

4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $19,773,295 and $17,995,443, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

46 Oppenheimer LifeSpan Funds

FINANCIAL HIGHLIGHTS
Oppenheimer LifeSpan Balanced Fund

                                                 CLASS A                            CLASS B
     CLASS C
                                                 -----------------------------      -----------------------------
    -------------
                                                 TEN MONTHS       EIGHT MONTHS      TEN MONTHS       THREE MONTHS
    SIX MONTHS
                                                 ENDED            ENDED             ENDED            ENDED
     ENDED
                                                 OCTOBER 31,      DECEMBER 31,      OCTOBER 31,      DECEMBER 31,
    OCTOBER 31,
                                                 1996(2)          1995(4)           1996(2)          1995(3)
     1996(1)(2)
================================================================================================================
====================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $11.05          $10.00             $11.16          $10.95
          $11.74
----------------------------------------------------------------------------------------------------------------
--------------------
Income from investment operations:
Net investment income                                     .29             .24                .20             .05
             .13
Net realized and unrealized gain                          .81            1.29                .82             .45
             .24
----------------------------------------------------------------------------------------------------------------
--------------------
Total income from investment
operations                                               1.10            1.53               1.02             .50
             .37
----------------------------------------------------------------------------------------------------------------
--------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.22)           (.25)              (.17)           (.06)
           (.20)
Distributions from net realized gain                     (.03)           (.23)              (.03)           (.23)
           (.03)
----------------------------------------------------------------------------------------------------------------
--------------------
Total dividends and distributions
to shareholders                                          (.25)           (.48)              (.20)           (.29)
           (.23)
----------------------------------------------------------------------------------------------------------------
--------------------
Net asset value, end of period                         $11.90          $11.05             $11.98          $11.16
          $11.88

===============================================================================

================================================================================================================
====================
TOTAL RETURN, AT NET ASSET VALUE(5)                     10.04%          15.33%              9.22%           4.49%
           3.21%
================================================================================================================
====================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $52,104         $41,861             $1,893            $441
            $828
----------------------------------------------------------------------------------------------------------------
--------------------
Average net assets (in thousands)                     $47,116         $37,417             $1,225            $247
            $551
----------------------------------------------------------------------------------------------------------------
--------------------
Ratios to average net assets (annualized):
Net investment income                                    3.15%           3.47%              2.41%           3.01%
           2.53%
Expenses                                                 1.56%           1.55%              2.32%           2.30%
           2.27%
----------------------------------------------------------------------------------------------------------------
--------------------
Portfolio turnover rate(6)                               61.0%           76.3%              61.0%           76.3%
           61.0%
Average brokerage commission rate(7)                  $0.0078             --             $0.0078              --
         $0.0078

1.  For the period from May 1, 1996 (inception of offering) to October 31,
1996.

2.  The Fund changed its fiscal year end from December 31 to October 31.   On
March 18, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.

3. For the period from October 1, 1995 (inception of offering) to December 31, 1995.

4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $35,034,336 and $27,288,614, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

47 Oppenheimer LifeSpan Funds

FINANCIAL HIGHLIGHTS
Oppenheimer LifeSpan Growth Fund

                                                 CLASS A                            CLASS B
     CLASS C
                                                 -----------------------------      -----------------------------
    -------------
                                                 TEN MONTHS       EIGHT MONTHS      TEN MONTHS       THREE MONTHS
    SIX MONTHS
                                                 ENDED            ENDED             ENDED            ENDED
     ENDED
                                                 OCTOBER 31,      DECEMBER 31,      OCTOBER 31,      DECEMBER 31,
    OCTOBER 31,
                                                 1996(2)          1995(4)           1996(2)          1995(3)
     1996(1)(2)
----------------------------------------------------------------------------------------------------------------
--------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $11.39          $10.00             $11.47          $11.14
          $12.49
----------------------------------------------------------------------------------------------------------------
--------------------
Income from investment operations:
Net investment income                                     .18             .16                .08             .03
             .11
Net realized and unrealized gain                         1.34            1.63               1.36             .56
             .27
----------------------------------------------------------------------------------------------------------------
--------------------
Total income from investment
operations                                               1.52            1.79               1.44             .59
             .38
----------------------------------------------------------------------------------------------------------------
--------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.09)           (.17)              (.06)           (.03)
           (.09)
Distributions from net realized gain                     (.04)           (.23)              (.04)           (.23)
           (.04)
----------------------------------------------------------------------------------------------------------------
--------------------
Total dividends and distributions
to shareholders                                          (.13)           (.40)              (.10)           (.26)
           (.13)
----------------------------------------------------------------------------------------------------------------
--------------------
Net asset value, end of period                         $12.78          $11.39             $12.81          $11.47
          $12.74

===============================================================================

================================================================================================================
====================
TOTAL RETURN, AT NET ASSET VALUE(5)                    13.37%          18.02%             12.58%           5.34%
           3.04%
================================================================================================================
====================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $43,980         $34,368             $2,405            $561
            $141
----------------------------------------------------------------------------------------------------------------
--------------------
Average net assets (in thousands)                     $39,576         $29,046             $1,475            $230
             $54
----------------------------------------------------------------------------------------------------------------
--------------------
Ratios to average net assets (annualized):
Net investment income                                   1.81%           2.32%              1.11%           1.70%
           1.32%
Expenses                                                1.61%           1.55%              2.37%           2.30%
           2.43%
----------------------------------------------------------------------------------------------------------------
--------------------
Portfolio turnover rate(6)                              64.2%           71.8%              64.2%           71.8%
           64.2%
Average brokerage commission rate(7)                  $0.0059             --             $0.0059             --
         $0.0059

1.  For the period from May 1, 1996 (inception of offering) to October 31,
1996.

2.  The Fund changed its fiscal year end from December 31 to October 31.   On
March 18, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.

3. For the period from October 1, 1995 (inception of offering) to December 31, 1995.

4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $29,483,842 and $23,866,392, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


48 Oppenheimer LifeSpan Funds

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Oppenheimer LifeSpan Income Fund, Oppenheimer LifeSpan Balanced Fund and Oppenheimer LifeSpan Growth Fund (the Funds), are separate series of Oppenheimer Series Fund, Inc. (the Company), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. On August 15, 1996, the Board of Directors elected to change the fiscal year end of the Funds from December 31 to October 31. Accordingly, these financial statements include information for the ten month period from January 1, 1996 to October 31, 1996. Until March 18, 1996, the Funds were named CMIA LifeSpan Diversified Income Account, CMIA LifeSpan Balanced Account and CMIA LifeSpan Capital Appreciation Account, and the Company was named Connecticut Mutual Investment Accounts, Inc. On January 27, 1996, the policyholders of Connecticut Mutual Life Insurance Company (CML) approved a merger of CML with Massachusetts Mutual Life Insurance Company (MML). In line with this change, effective March 1, 1996, OppenheimerFunds, Inc. (the Manager) became the adviser of the Company. The Funds' investment objectives are as follows:

   OPPENHEIMER LIFESPAN INCOME FUND seeks a high level of current income, with opportunities for capital appreciation. It invests in a strategically allocated portfolio consisting primarily of bond instruments.

   OPPENHEIMER LIFESPAN BALANCED FUND seeks a blend of capital appreciation and income. It invests in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

   OPPENHEIMER LIFESPAN GROWTH FUND seeks long-term capital appreciation. It invests in a strategically allocated portfolio consisting primarily of stocks.

   The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Funds.

   INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

   FOREIGN CURRENCY TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

   REPURCHASE AGREEMENTS. The Funds require the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Funds may be delayed or limited.





49 Oppenheimer LifeSpan Funds

   ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

   DIRECTORS' FEES AND EXPENSES. The Funds have adopted a nonfunded retirement plan for the Funds' independent directors. Benefits are based on years of service and fees paid to each director during the years of service.

   FEDERAL TAXES. Each Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

   DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

   CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.  Net investment income
   (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Funds. In addition, to properly reflect foreign currency loss in the components of capital, foreign exchange loss determined according to U.S. federal income tax rules has been reclassified from accumulated net realized gain to undistributed net investment income as follows:

        LifeSpan Balanced Fund  . . . . . . .  $50,483
        LifeSpan Growth Fund  . . . . . . . .  $60,004

   During the period ended October 31, 1996, the Funds also adjusted the classification of net investment income and capital gain (loss) to reflect other differences between financial statement amounts and distributions determined in accordance with income tax regulations. Changes in classification during the period ended October 31, 1996 are shown below:


----------------------------------------------------------------------------------------
                                                 Adjustments for the Period Ended October 31, 1996

----------------------------------------------------------------------------------------
                              Undistributed Net Investment Income        Accumulated Net Realized Gain on
Investments
----------------------------------------------------------------------------------------------------------------
------
LifeSpan Balanced Fund                                 $(49,119)                                             $49,119
----------------------------------------------------------------------------------------------------------------
------
LifeSpan Growth Fund                                   $(51,023)                                             $51,023
----------------------------------------------------------------------------------------------------------------
------


   OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF CAPITAL STOCK
   Each Fund has authorized 450 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:



50 Oppenheimer LifeSpan Funds

OPPENHEIMER LIFESPAN INCOME FUND
                                            TEN MONTHS ENDED OCTOBER 31, 1996(2)       PERIOD ENDED DECEMBER 31,
1995(1)
                                            ------------------------------------
---------------------------------
                                            SHARES                 AMOUNT                 SHARES             AMOUNT
Class A:
Sold                                             146,543           $1,546,169             2,218,682
$22,279,583
Dividends and distributions reinvested           112,062            1,180,611                82,386
860,578
Redeemed                                         (88,357)            (923,292)                 (170)
(1,803)
                                                ---------          -----------         -------------
------------
Net increase                                     170,248           $1,803,488             2,300,898
$23,138,358
                                                =========          ===========         =============
============

Class B:
Sold                                              23,725           $  253,904                17,728          $
187,546
Dividends and distributions reinvested             1,286               13,606                   194
 2,074
Redeemed                                            (271)              (2,879)                  (34)
  (361)
                                                ---------          -----------         -------------
------------
Net increase                                      24,740           $  264,631                17,888          $
189,259
                                                =========          ===========         =============
============

Class C:
Sold                                                  95           $    1,000                    --          $
    --
Dividends and distributions reinvested                --                   --                    --
    --
Redeemed                                              --                   --                    --
    --
                                                ---------          -----------         -------------
------------
Net increase                                          95           $    1,000                    --          $
    --
                                                =========          ===========         =============
============

OPPENHEIMER LIFESPAN BALANCED FUND
                                            TEN MONTHS ENDED OCTOBER 31, 1996(2)       PERIOD ENDED DECEMBER 31,
1995(1)
                                            ------------------------------------
---------------------------------
                                            SHARES                AMOUNT                  SHARES             AMOUNT
Class A:
Sold                                             591,611          $ 6,806,310             3,635,283
$36,581,861
Dividends and distributions reinvested            90,394            1,056,157               156,931
1,714,405
Redeemed                                         (92,638)          (1,069,175)               (4,943)
(54,428)
                                             ------------         ------------          ------------
------------
Net increase                                     589,367          $ 6,793,292             3,787,271
$38,241,838
                                             ============         ============          ============
============

Class B:
Sold                                             118,679          $ 1,371,576                38,550          $
427,035
Dividends and distributions reinvested             2,108               24,736                   939
10,442
Redeemed                                          (2,244)             (26,090)                  (11)
  (126)
                                              -----------         ------------          ------------
------------
Net increase                                     118,543          $ 1,370,222                39,478          $
437,351
                                              ===========         ============          ============
============

Class C:
Sold                                              68,739          $   810,364                    --          $
    --
Dividends and distributions reinvested             1,054               12,284                    --
    --
Redeemed                                             (85)                (978)                   --
    --
                                              -----------         ------------          ------------
------------
Net increase                                      69,708          $   821,670                    --          $
    --
                                              ===========         ============          ============
============

OPPENHEIMER LIFESPAN GROWTH FUND
                                              TEN MONTHS ENDED OCTOBER 31, 1996(2)      PERIOD ENDED DECEMBER 31,
1995(1)
                                              ------------------------------------
---------------------------------
                                              SHARES               AMOUNT               SHARES               AMOUNT
Class A:
Sold                                             424,020           $5,146,023             2,945,839
$29,923,957
Dividends and distributions reinvested            33,590              418,507               103,358
1,158,877
Redeemed                                         (35,427)            (424,785)              (30,516)
(347,625)
                                               ----------          -----------           -----------
------------
Net increase                                     422,183           $5,139,745             3,018,681
$30,735,209
                                               ==========          ===========           ===========
============

Class B:
Sold                                             154,309           $1,879,045                47,790          $
541,170
Dividends and distributions reinvested             1,098               13,603                 1,104
12,593
Redeemed                                         (16,551)            (195,256)                   --
    --
                                               ----------          -----------           -----------
------------
Net increase                                     138,856           $1,697,392                48,894          $
553,763
                                               ==========          ===========           ===========
============

Class C:
Sold                                              11,124           $  138,640                    --          $
    --
Dividends and distributions reinvested                16                  198                    --
    --
Redeemed                                             (80)                (978)                   --
    --
                                               ----------          -----------           -----------
------------
Net increase                                      11,060           $  137,860                    --          $
    --
                                               ==========          ===========           ===========
============

1. For the period from May 1, 1995 (commencement of operations) to December 31, 1995 for Class A shares and for the period from October 1, 1995 (inception of offering) to December 31, 1995 for Class B shares.

2. For the ten months ended October 31, 1996 for Class A and Class B shares and for the period from May 1, 1996 (inception of offering) to October 31, 1996 for Class C shares. The Funds changed their fiscal year end from December 31 to October 31.





51 Oppenheimer LifeSpan Funds

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
   At October 31, 1996, net unrealized appreciation on investments consisted of the following:


-----------------------------------------------------------------------------------------
                                      LifeSpan Income Fund          LifeSpan Balanced Fund            LifeSpan
Growth Fund

----------------------------------------------------------------------------------------------------------------
---------
      Gross appreciation                           $1,262,426                        $6,347,922
   $6,646,045

----------------------------------------------------------------------------------------------------------------
---------
      Gross depreciation                              244,691                           880,718
      817,451

----------------------------------------------------------------------------------------------------------------
---------
      Net unrealized appreciation                  $1,017,735                        $5,467,204
   $5,828,594

----------------------------------------------------------------------------------------------------------------
---------

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Management fees paid to the Manager were in accordance with the investment advisory agreements with the Funds. For Oppenheimer LifeSpan Income Fund, the agreement provides for a fee of 0.75% on the first $250 million of the Fund's average annual net assets and 0.65% on net assets over $250 million. For Oppenheimer LifeSpan Balanced Fund and Oppenheimer LifeSpan Growth Fund, the fees are 0.85% on the first $250 million of average annual net assets and 0.75% on net assets in excess of $250 million. Prior to March 1, 1996, management fees were paid to G.R. Phelps & Co., Inc. (the former Manager). The Manager has agreed to reimburse the Funds if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. Effective July 1, 1996, the Manager acts as the accounting agent for each Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred. Prior to July 1, accounting services fees were paid to State Street Bank and Trust Company.

   For Oppenheimer LifeSpan Income Fund, the Manager has entered into a sub-advisory agreement with BEA Associates (the Sub-Adviser) to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays BEA Associates negotiated fees. For Oppenheimer LifeSpan Balanced Fund and Oppenheimer LifeSpan Growth Fund, the Manager has entered into sub-advisory agreements with three Sub-Advisers to assist in the selection of portfolio investments for the components of the Funds. For these services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates (the Sub-Advisers) negotiated fees.

   OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Funds, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

   For the period ended October 31, 1996, (1) commissions (sales charges paid by investors) on sales of Class A shares, (2) commission amounts retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers, (3) sales charges advanced to broker/dealers by OFDI on sales of the Funds' Class B and Class C shares, and (4) sales charges advanced to affiliated broker/dealers were as follows:


------------------------------------------------------------------------------------------------
                                  (1) Commissions   (2) Commissions Retained   (3) Sales Charges Advanced   (4) Paid
to Affiliates
----------------------------------------------------------------------------------------------------------------
------------------
LifeSpan Income Fund, Class A             $29,128                    $21,324
----------------------------------------------------------------------------------------------------------------
------------------
Class B                                                                                            $4,276
     $4,276
----------------------------------------------------------------------------------------------------------------
------------------
LifeSpan Balanced Fund, Class A           $84,043                    $67,555
----------------------------------------------------------------------------------------------------------------
------------------
Class B                                                                                           $30,673
    $28,990
----------------------------------------------------------------------------------------------------------------
------------------
Class C                                                                                            $7,796
     $7,796
----------------------------------------------------------------------------------------------------------------
------------------
LifeSpan Growth Fund, Class A            $103,757                    $69,069
----------------------------------------------------------------------------------------------------------------
------------------
Class B                                                                                           $41,465
    $34,992
----------------------------------------------------------------------------------------------------------------
------------------
Class C                                                                                              $989
        - -
----------------------------------------------------------------------------------------------------------------
------------------



   The Funds have adopted Service Plans for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made





52 Oppenheimer LifeSpan Funds
   quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Funds. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the period ended October 31, 1996, OFDI made payments to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses as follows:

          LifeSpan Income Fund  . . . . . . .   $39,635
          LifeSpan Balanced Fund  . . . . . .   $74,687
          LifeSpan Growth Fund  . . . . . . .   $61,978

    The Funds have adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Funds pay OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from their own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Funds, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. If the Plans are terminated by the Funds, the Board of Directors may allow the Funds to continue payments of the asset-based sales charge to OFDI for certain expenses they incurred before the Plans were terminated. During the period ended October 31, 1996, OFDI retained certain amounts as compensation for Class B and Class C personal service and maintenance expenses. These amounts, as well as unreimbursed expenses incurred by OFDI at October 31, 1996 are as follows:


----------------------------------------------------------
                                                              Amount Retained by OFDI             Unreimbursed
Expenses

---------------------------------------------------------------------------------------------------------
              LifeSpan Income Fund, Class B                                    $2,102
$2,575

---------------------------------------------------------------------------------------------------------
              LifeSpan Balanced Fund, Class B                                  $7,774
$18,853

---------------------------------------------------------------------------------------------------------
              Class C                                                          $2,733
$13,272

---------------------------------------------------------------------------------------------------------
              LifeSpan Growth Fund, Class B                                    $9,324
$42,580

---------------------------------------------------------------------------------------------------------
              Class C                                                          --
$2,054

---------------------------------------------------------------------------------------------------------

                                Appendix A

                    Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking









                                    A-1
Oppenheimer Series Fund, Inc.
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York  10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado  80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts  02110

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, NY 10036

i:\legal\prosp\305sai#3